EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds III


PROSPECTUS | MAY 1, 2010



[LOGO]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                  Fund                          Ticker Symbol
                  -------------------------------------------
                  BlackRock S&P 500 Stock Fund          WFSPX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents

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         Fund Overview  Key facts and details about the Fund, including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
                        Investment Objective...................................................  1
                        Fees and Expenses of the Fund..........................................  1
                        Principal Investment Strategies of the Fund............................  2
                        Principal Risks of Investing in the Fund...............................  2
                        Performance Information................................................  2
                        Investment Adviser.....................................................  3
                        Portfolio Managers.....................................................  3
                        Purchase and Sale of Fund Shares.......................................  3
                        Tax Information........................................................  4
                        Payments to Broker/Dealers and Other Financial Intermediaries..........  4

Details About the Fund  Details About the Fund's Investment Strategies.........................  5
                        A Further Discussion of Risks..........................................  5

   Account Information  Shareholder Information................................................  8
                        How to Buy, Sell and Transfer Shares...................................  8
                        Shareholder Servicing Payments......................................... 12
                        Calculating the Fund's Share Price..................................... 13
                        Fund Distributions..................................................... 13
                        Short-Term Trading Policy.............................................. 13
                        Taxes.................................................................. 14
                        Master/Feeder Mutual Fund Structure.................................... 15

Management of the Fund  Investment Adviser..................................................... 16
                        Portfolio Managers..................................................... 16
                        Administrative Services................................................ 16
                        Conflicts of Interest.................................................. 17
                        Valuation of Fund Investments.......................................... 18
                        Certain Fund Policies.................................................. 18

  Financial Highlights  Financial Performance of the Fund...................................... 20

            For More Information  Additional Information. Back Cover

                     [This page intentionally left blank]

Fund Overview

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KEY FACTS ABOUT BLACKROCK S&P 500 STOCK FUND

Investment Objective
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BlackRock S&P 500 Stock Fund (the "Fund"), a series of BlackRock Funds III (the "Trust"), seeks to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Index ("S&P 500 Index"). The Fund's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of the Fund
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The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
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Management Fee                                                                                  0.05%
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Distribution and/or Service (12b-1) Fees                                                        None
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Other Expenses                                                                                  0.16%
  Administration Fees                                                                          0.15%
  Independent Expenses/(1)(2)/                                                                 0.01%
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Total Annual Fund Operating Expenses/(3)/                                                       0.21%
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Fee Waivers and/or Expense Reimbursements/(2)/                                                 (0.01)%
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Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements/(2)(3)/    0.20%
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/(1)/Independent Expenses have been restated to reflect current fees. /(2)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and Master Investment Portfolio ("MIP"), counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and S&P 500 Stock Master Portfolio (the "Master Portfolio"), a series of MIP. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors) have contractually agreed to reimburse, or provide offsetting credits to, the Fund and the Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and of MIP.
/(3)/Total Annual Fund Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $20     $66    $116     $266
                      -----------------------------------

PORTFOLIO TURNOVER
The Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Master Portfolio's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies of the Fund
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The Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The S&P 500 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares (i.e., they are weighted according to the public float which is the total market value of their outstanding shares readily available to the general marketplace for trading purposes). The percentage of the Fund's assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

The Fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of the Fund's assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the S&P 500 Index.

The Fund is a "feeder" fund that invests all of its investable assets in the Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include the Master Portfolio.

Principal Risks of Investing in the Fund
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Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The following is a summary description of certain risks of investing in the Fund.

.. Equity Securities Risk -- Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company's financial condition and overall market and economic conditions.

.. Index Fund Risk -- An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 Index as closely as possible, it will tend to underperform the index to some degree over time.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Performance Information
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The bar chart and table in this section provide some indication of the risks of investing in the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of the Fund for each of the last ten calendar years. The average annual total return table (before and after taxes) compares the Fund's average annual total return to that of the S&P 500 Index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

                ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006  2007    2008    2009
 ----     ----    ----    ----    ----    ----    ----  ----    ----    ----
-9.34%  -12.11%  -22.20% 28.37%  10.67%   4.72%  15.60% 5.39% -37.01%  26.48%


During the periods shown in the bar chart, the highest return for a quarter was 15.95% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.81% (quarter ended December 31, 2008). The year-to-date return as of
March 31, 2010 was 5.37%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                                       1 YEAR 5 YEARS 10 YEARS
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BlackRock S&P 500 Stock Fund
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  Return Before Taxes                                               26.48%   0.32%  -1.11%
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  Return After Taxes on Distributions                               26.02%  -0.07%  -1.86%
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  Return After Taxes on Distributions and Sale of Fund Shares       17.58%   0.21%  -1.16%
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S&P 500 Index (Reflects no deduction for fees, expenses or taxes)   26.46%   0.42%  -0.95%
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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Investment Adviser
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The Master Portfolio's investment adviser is BFA.

Portfolio Managers
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                                PORTFOLIO
                                 MANAGER
                                 OF THE
                                 MASTER
                                PORTFOLIO
             NAME                 SINCE    TITLE
            --------------------------------------------------------
            Diane Hsiung          2008    Director of BTC
            --------------------------------------------------------
            Greg Savage           2008    Managing Director of BTC
            --------------------------------------------------------
            Edward Corallo        2009    Managing Director of BTC
            --------------------------------------------------------
            Christopher Bliss     2009    Managing Director of BTC
            --------------------------------------------------------
            Jennifer Hsui         2009    Director of BTC
            --------------------------------------------------------

Purchase and Sale of Fund Shares
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The Fund's minimum initial investment is $1 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange ("NYSE" or the "Exchange") is open. To purchase or sell shares, you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800-) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, RI 02940-8019, or by the internet at www.blackrock.com/funds).

To be eligible to purchase Fund shares, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an IRA; maintain an account with PNC Global Investment Servicing (U.S.) Inc., the Fund's transfer agent ("PNC GIS" or the "Transfer Agent"), or with the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"); or initially invest a minimum of $1 million directly through the Transfer Agent (the Fund may waive or reduce this minimum initial investment; please contact your Shareholder Servicing Agent or the Transfer Agent for more information).

Tax Information
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The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
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If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC (the "Distributor"), the Fund's distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the Fund

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Details About the Fund's Investment Strategies
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The Fund invests all of its assets in the Master Portfolio, a series of MIP, which has an investment objective and strategies substantially identical to those of the Fund. All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A description of the relationship of the Fund to the Master Portfolio appears below under the heading "Account Information -- Master/Feeder Mutual Fund Structure."

The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund's benchmark index, the S&P 500 Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Fund's net assets, before fees and expenses, increased or decreased exactly as the total return of the Fund's benchmark index increased or decreased. The Fund's ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Fund's expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Fund's benchmark index is calculated; the size of the Fund's investment portfolio; and the timing, frequency and size of shareholder purchases and redemptions.

The Fund seeks to replicate the total return performance of the S&P 500 Index by investing the Fund's assets so that the percentage of Fund assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index. No attempt is made to manage the Fund using economic, financial or market analysis. In addition, at times, the portfolio composition of the Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the index that the Fund tracks.

The Fund also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Fund may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. The Fund may also invest in high-quality money market instruments, including shares of money market funds advised by BFA or its affiliates.

Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market or market segment. One way an index fund seeks to match an index's performance, before fees and expenses, is by buying and selling all of the index's securities in the same proportion as they are reflected in the index. This is what the Fund does.

The Fund is designed for investors who desire a convenient way to invest in a broad spectrum of U.S. large cap stocks. Although this market has increased in value over the long-term, it fluctuates and has also decreased in value over shorter time periods. This volatility is particularly characteristic of stocks.

The Fund does not by itself constitute a balanced investment program. Diversifying your investments by buying shares in other funds may improve your long-term return as well as reduce volatility.

Standard & Poor's ("S&P") does not sponsor, endorse, sell or promote the Fund or the Master Portfolio, nor is it affiliated in any way with BTC, BFA, the Fund or the Master Portfolio. "Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)" are trademarks of Standard & Poor's (a division of The McGraw-Hill Companies, Inc.) licensed for use for certain purposes by BTC. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Fund or the Master Portfolio.

A Further Discussion of Risks
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This section contains a discussion of the general risks of investing in the Fund. "Description of the Fund and its Investments and Risks" in the Fund's Statement of Additional Information ("SAI") also includes more information about the Fund, its investments and the related risks. There can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the FDIC or by any bank or governmental agency.

MAIN RISKS OF INVESTING IN THE FUND:

Equity Securities Risk -- Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Index Fund Risk -- An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 Index as closely as possible, it will tend to underperform the index to some degree over time.

Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

OTHER RISKS OF INVESTING IN THE FUND:
The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Concentration Risk -- The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

Derivatives Risk -- The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to U.S. federal income tax.

Expense Risk -- Fund expenses are subject to a variety of factors, including fluctuations in the Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund's net assets decrease due to market declines or redemptions, the Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund's expense ratio could be significant.

Liquidity Risk -- Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund's principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Passive Investment Risk -- Because BFA does not select individual companies in the index that the Fund tracks, the Fund may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

As with all mutual funds, the Fund must maintain cash balances to meet redemption requests, which may lower its overall performance.

FOR A DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE MASTER PORTFOLIO'S PORTFOLIO HOLDINGS AND A FURTHER DISCUSSION OF THE FUND'S INVESTMENTS AND RISKS, PLEASE REFER TO THE FUND'S SAI.

Account Information

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Shareholder Information
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WHO IS ELIGIBLE TO INVEST?

To be eligible to purchase Fund shares, you must:

..  Invest through an employer-sponsored or individual retirement savings plan;

.. Invest the proceeds rolled over from such retirement savings plan into an IRA;

..  Maintain an account with the Transfer Agent or with one of the Fund's
   Shareholder Servicing Agents; or

..  Initially invest a minimum of $1 million directly through the Transfer Agent
   (the Fund may waive or reduce this minimum initial investment; please contact your Shareholder Servicing Agent or the Transfer Agent for more information).

How to Buy, Sell and Transfer Shares
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The following chart summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders, and suspend and resume the sale of Fund shares at any time and for any reason.

In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

HOW TO BUY SHARES

                  YOUR CHOICES                    IMPORTANT INFORMATION FOR YOU TO KNOW
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INITIAL PURCHASE  Determine the amount of your    The minimum initial investment in the Fund is $1 million.
                  investment
                  ----------------------------------------------------------------------------------------------------------
                  Have your financial             The price of your shares is based on the next calculation of the Fund's
                  intermediary submit your        net asset value ("NAV") after your order is placed. Any purchase orders
                  purchase order                  placed prior to the close of business on any day the Fund is open (a
                                                  "Business Day") will be priced at the NAV determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund's
                                                  "Fees and Expenses" table.

                                                  Purchase orders placed after that time will be priced at the NAV determined on the next Business Day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.
                  ----------------------------------------------------------------------------------------------------------
                  Or contact BlackRock (for       To purchase shares directly with BlackRock, call (800) 537-4942 and
                  accounts held directly with     request a new account application. Mail the completed application,
                  BlackRock)                      along with a check payable to "BlackRock Funds," to the Transfer Agent at the address on the application.
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ADD TO YOUR       Purchase additional shares      There is no minimum investment for additional purchases.
INVESTMENT
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                YOUR CHOICES                     IMPORTANT INFORMATION FOR YOU TO KNOW
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ADD TO YOUR     Have your financial              To purchase additional shares, you may contact your financial
INVESTMENT      professional or financial        professional or financial intermediary. For more details on purchasing by
(CONTINUED)     intermediary submit your         Internet, see below.
                purchase order for additional
                shares
                ---------------------------------------------------------------------------------------------------------------
                Or contact BlackRock (for        PURCHASE BY TELEPHONE: Call (800) 537-4942 and speak with one of our
                accounts held directly with      representatives. The Fund has the right to reject any telephone request
                BlackRock)                       for any reason.

                                                 PURCHASE IN WRITING: You may send a written request to BlackRock at the address on the back cover of this Prospectus.

                                                 PURCHASE BY VRU: Shares may also be purchased by use of the Fund's automated voice response unit service ("VRU") at (800) 537-4942.

                                                 PURCHASE BY INTERNET: You may purchase your shares, and view activities in your account, by logging onto the BlackRock website at
                                                 www.blackrock.com/funds. Purchases made on the Internet using the
                                                 Automated Clearing House Network ("ACH") will have a trade date that is the day after the purchase is made. Certain institutional clients'
                                                 purchase orders for shares placed by wire prior to the close of business on a Business Day will be placed at the NAV determined that day.
                                                 Contact your financial intermediary or BlackRock for further information.
                                                 The Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Please read the On-Line Services Disclosure Statement and User
                                                 Agreement, the Terms and Conditions page and the Consent to
                                                 Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

                                                 The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User
                                                 Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the
                                                 Fund or any of its affiliates incurred through fraudulent activity.
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                Acquire additional shares by     All dividends and capital gains distributions are automatically reinvested
                reinvesting dividends and        without a sales charge. To make any changes to your dividend and/or
                capital gains                    capital gains distributions options, please call (800) 537-4942, or contact your financial professional (if your account is not held directly with BlackRock).
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                Participate in the Automatic     BlackRock's AIP allows you to invest a specific amount on a periodic
                Investment Plan ("AIP")          basis from your checking or savings account into your investment account.
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HOW TO PAY FOR  Making payment for purchases     Payment for an order must be made in Federal funds or other
SHARES                                           immediately available funds by the time specified by your financial professional or other financial intermediary, but in no event later than
                                                 4:00 p.m. (Eastern time) on the first business day following BlackRock's receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

                                                 For shares purchased directly from the Fund, a check payable to
                                                 "BlackRock Funds," which bears the name of the Fund you are purchasing, must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds.

                                                 The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call
                                                 (800) 537-4942 before doing so to confirm the wiring instructions.
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HOW TO SELL SHARES

                 YOUR CHOICES                         IMPORTANT INFORMATION FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
FULL OR PARTIAL  Have your financial                  You can make redemption requests through your financial professional.
REDEMPTION OF    intermediary submit your sales       The price of your shares is based on the next calculation of the Fund's
SHARES           order                                NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your financial intermediary prior to that day's close of business on a
                                                      Business Day. Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the NAV at the close of business on the next Business Day.

                                                      Financial intermediaries may charge a fee to process a redemption of shares.

                                                      The Fund may reject an order to sell shares under certain
                                                      circumstances.
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                 Selling shares held directly with    METHODS OF REDEEMING
                 BlackRock
                                                      REDEEM BY TELEPHONE: You may sell shares of the Fund held directly at
                                                      BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or
                                                      (ii) $250,000 for payments through the ACH or wire transfer. Certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 537-4942 for details.

                                                      Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee.

                                                      You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

                                                      The Fund, its administrator and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

                                                      During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

                                                      REDEEM BY VRU: Shares may also be redeemed by use of the Fund's
                                                      VRU service. Payment for shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

                                                      REDEEM BY INTERNET: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from
                                                      Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for shares redeemed via Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.
--------------------------------------------------------------------------------------------------------------------------------

                    YOUR CHOICES                         IMPORTANT INFORMATION FOR YOU TO KNOW
---------------------------------------------------------------------------------------------------------------------
FULL OR PARTIAL     Selling shares held directly with    REDEEM IN WRITING: You may sell shares held at BlackRock by
REDEMPTION OF       BlackRock (continued)                writing to BlackRock, P.O. Box 9819, Providence, RI
SHARES (CONTINUED)                                       02940-8019 or, for overnight
                                                         delivery, 101 Sabin Street, Pawtucket, RI 02860-1427. All
                                                         shareholders on the account must sign the letter. A
                                                         medallion signature guarantee will
                                                         generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature
                                                         guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association,
                                                         national securities exchange or registered securities
                                                         association. A notary public seal will not be acceptable.
                                                         If you hold stock certificates, return the certificates
                                                         with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

                                                         PAYMENT OF REDEMPTION PROCEEDS

                                                         Redemption proceeds may be paid by check or, if the Fund
                                                         has verified banking information on file, through ACH or by wire transfer.

                                                         PAYMENT BY CHECK: BlackRock will normally mail redemption
                                                         proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the
                                                         address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are
                                                         responsible for any additional charges imposed by your bank for this service.

                                                         PAYMENT BY WIRE TRANSFER: Payment for redeemed shares for
                                                         which a redemption order is received before 4:00 p.m.
                                                         (Eastern time) on a Business Day is normally made in
                                                         Federal funds wired to the redeeming shareholder on the
                                                         next Business Day, provided that the Fund's custodian is
                                                         also open for business. Payment for redemption orders
                                                         received after 4:00 p.m. (Eastern time) or on a day when
                                                         the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on
                                                         which the Fund's custodian is open for business. The Fund
                                                         reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the
                                                         Fund.

                                                         If a shareholder has given authorization for expedited
                                                         redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account.
                                                         Shareholders will pay $7.50 for redemption proceeds sent by
                                                         Federal wire transfer. You are responsible for any
                                                         additional charges imposed by your bank for this service.
                                                         No charge for wiring redemption payments with respect to
                                                         the Fund is imposed by the Fund.

                                                         The Fund is not responsible for the efficiency of the
                                                         Federal wire system or the shareholder's firm or bank. To
                                                         change the name of the single, designated bank account to
                                                         receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back
                                                         cover of this Prospectus.
                    -------------------------------------------------------------------------------------------------

                    YOUR CHOICES                         IMPORTANT INFORMATION FOR YOU TO KNOW
-------------------------------------------------------------------------------------------------------------------------------
FULL OR PARTIAL     Selling shares held directly with    PAYMENT BY ACH: Redemption proceeds may be sent to the shareholder's
REDEMPTION OF       BlackRock (continued)                bank account (checking or savings) via ACH. Payment for redeemed
SHARES (CONTINUED)                                       shares for which a redemption order is received before 4:00 p.m.
                                                         (Eastern time) on a Business Day is normally sent to the redeeming shareholder the next Business Day, with receipt at the receiving bank within the next two business days (48-72 hours), provided that the
                                                         Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the
                                                         Fund's custodian is closed is normally sent on the next Business Day following redemption on which the Fund's custodian is open for business.

                                                         The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the
                                                         Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds.
                                                         This delay will usually not exceed ten days.
-------------------------------------------------------------------------------------------------------------------------------

HOW TO TRANSFER YOUR ACCOUNT

                    YOUR CHOICES                       IMPORTANT INFORMATION FOR YOU TO KNOW
-------------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO  Transfer to a participating        You may transfer your shares of the Fund only to another financial
ANOTHER FINANCIAL   financial intermediary             professional or financial intermediary that has an agreement with the
INTERMEDIARY                                           Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

                                                       If your account is held directly with BlackRock, you may call
                                                       (800) 537-4942 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.
                    -----------------------------------------------------------------------------------------------------------
                    Transfer to a non-participating    You must either:
                    financial intermediary
                                                       . Transfer your shares to an account with the Fund; or
                                                       . Sell your shares, paying any applicable deferred sales charge.

                                                       If your account is held directly with BlackRock, you may call
                                                       (800) 537-4942 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.
-------------------------------------------------------------------------------------------------------------------------------

Shareholder Servicing Payments
--------------------------------------------------------------------------------

The Fund has adopted a shareholder servicing plan (the "Plan") that allows the Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, The PNC Financial Services Group, Inc. ("PNC"), Merrill Lynch & Co, Inc. ("Merrill Lynch"), Bank of America Corporation ("BAC"), Barclays Bank PLC and their respective affiliates) (each, a "Financial Intermediary") for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund's shares. Because the fees paid by the Fund under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to, rather than in lieu of, shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to the Plan and fees the Fund pays to the Transfer Agent, BFA, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BFA or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BFA or its affiliates may compensate affiliated and unaffiliated Financial Intermediaries for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BFA, and its affiliates may be substantial. Payments by BFA may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BFA or its affiliates. For more information, see the Fund's SAI.

Calculating the Fund's Share Price
--------------------------------------------------------------------------------

The Fund's share price (also known as the Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The Fund's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating the Fund's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of the Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Fund's SAI includes a description of the methods for valuing the Master Portfolio's investments, including a description of the circumstances in which the Master Portfolio's investments would be valued using fair value pricing and the effects of using fair value pricing.

Fund Distributions
--------------------------------------------------------------------------------

The Fund makes distributions of its net investment income to investors every quarter. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of the Fund, unless you have elected to receive distribution payments in cash.

Short-Term Trading Policy
--------------------------------------------------------------------------------

The Boards of Trustees of the Trust and MIP have determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations -- also known as "market timing." The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund's investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described below under the heading "Valuation of Fund Investments."

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Boards of Trustees of the Trust and MIP have approved the policies discussed below to seek to deter market timing activity. The Boards of Trustees of the Trust and MIP have not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain mutual funds sponsored and advised by BFA or its affiliates will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions).

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Taxes
--------------------------------------------------------------------------------

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the Fund's SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the Fund's distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the Fund generally are taxable as follows:

         DISTRIBUTION TYPE          TAX STATUS
         -------------------------------------------------------------
         Qualified dividend income. Qualified dividend income/(1)(2)/
         Other income.............. Ordinary income/(2)/
         Short-term capital gain... Ordinary income
         Long-term capital gain.... Long-term capital gain/(3)/

--------
/(1)/If you are an individual, your distributions attributable to the Fund's qualified dividend income generally are taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.
/(2)/A portion of distributions paid to corporate shareholders of the Fund may qualify for the dividends-received deduction available to corporations. /(3)/An individual's net long-term capital gain currently is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your Fund shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed.

Sale proceeds generally are taxable as follows:

 TRANSACTION                                   TAX STATUS
 ------------------------------------------------------------------------------
 You sell shares owned for more than one year. Long-term capital gain or loss
 You sell shares owned for one year or less... Short-term capital gain or loss

If you buy the Fund's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of the Fund and the Fund holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the appreciated securities and distributes the realized gain on the sale. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation in its investments.

After the end of each year, the Fund will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Fund if you fail to provide the Fund with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the U.S. Internal Revenue Service ("IRS") that you are subject to back-up withholding.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

Master/Feeder Mutual Fund Structure
--------------------------------------------------------------------------------

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in the Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and, therefore, the Fund.

FEEDER FUND EXPENSES
Feeder funds, including the Fund, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS
Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw the Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Trust's Board of Trustees decides to withdraw the Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Fund

--------------------------------------------------------------------------------

Investment Adviser
--------------------------------------------------------------------------------

The Fund is a "feeder" fund that invests all of its assets in the Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA, a registered investment adviser, serves as investment adviser to the Master Portfolio. BFA manages the investment of the Master Portfolio's assets and provides the Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to the Master Portfolio, BFA is entitled to receive a management fee at the annual rate of 0.05% of the Master Portfolio's average daily net assets.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates may deal, trade and invest for their own accounts in the types of securities in which the Master Portfolio invests.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreement with BFA is available in the Fund's annual report for the year ended December 31, 2009.

Portfolio Managers
--------------------------------------------------------------------------------

The Master Portfolio is managed by a team of financial professionals. Information regarding the portfolio managers of the Master Portfolio is set forth below. The portfolio managers are jointly and primarily responsible for the day-to-day management of the Master Portfolio's portfolio, including setting the Master Portfolio's overall investment strategy and overseeing the management of the Master Portfolio. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Master Portfolio shares and possible conflicts of interest, is available in the SAI.

Diane Hsiung has been employed as a senior portfolio manager at BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2008.

Greg Savage, CFA has been employed as a senior portfolio manager at BFA and BTC since 2009. Mr. Savage was previously a senior portfolio manager for BGFA and BGI from 2006 to 2009 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2008.

Edward Corallo has been employed as the head of portfolio management in the Index Equity Group at BFA and BTC since 2009. Previously, Mr. Corallo was the head of portfolio management in the Index Equity Group at BGI and BGFA from 2007 to 2009. Prior to that time, he was a senior portfolio manager for BGFA and BGI from 2001 to 2007. Mr. Corallo has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2009.

Christopher Bliss, CFA has been employed as a senior portfolio manager at BFA and BTC since 2009. Mr. Bliss previously was a senior portfolio manager for BGI from 2005 to 2009 and a portfolio manager for BGI from 2004 to 2005. Mr. Bliss has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2009.

Jennifer Hsui has been employed as a senior portfolio manager at BFA and BTC since 2009. Ms. Hsui was previously a senior portfolio manager for BGI from 2007 to 2009 and a portfolio manager for BGI from 2006 to 2007. Prior to joining BGI, Ms. Hsui was a research analyst for RBC Capital Markets from 2003 to 2006. Ms. Hsui has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2009.

Administrative Services
--------------------------------------------------------------------------------

BTC provides the following services, among others, as the Fund's administrator:

   .  Supervises the Fund's administrative operations;

   . Provides or causes to be provided management reporting and treasury administration services;

   .  Financial reporting;

   .  Legal, blue sky and tax services;

   .  Preparation of proxy statements and shareholder reports; and

   . Engaging and supervising the Shareholder Servicing Agent on behalf of the Fund.

BTC is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of the Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Fund, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the Fund or the Trust as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

Conflicts of Interest
--------------------------------------------------------------------------------

The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") for convenience the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity" in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Fund. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate or an Entity having positions that are adverse to those of the Fund. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate- or an Entity may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates or Entities in connection with the Fund's portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

Under a securities lending program approved by MIP's Board of Trustees, the Master Portfolio has retained an Affiliate of BFA to serve as the securities lending agent for the Master Portfolio to the extent that the Master Portfolio participates in the securities lending program. For these services, the lending agent may receive a fee from the Master Portfolio, including a fee based on the returns earned on the Master Portfolio's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Master Portfolio may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of Fund Investments
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their NAV, minus any applicable deferred sales charge. The Fund calculates the NAV of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The NAV used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund's assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust's Board of Trustees. Certain short-term debt securities are valued on the basis of amortized cost. If the Fund invests in foreign securities, these securities may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's NAV may change on days when you will not be able to purchase or redeem the Fund's shares. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE. Shares of underlying open-end funds are valued at NAV.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund's shares are determined as of such times.

When market quotations are not readily available or are not believed by BFA to be reliable, the Fund's investments are valued at fair value. Fair value determinations are made by BFA in accordance with procedures approved by the Trust's Board of Trustees. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BFA believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BFA determines, in its business judgment prior to or at the time of pricing the Fund's assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the NAV next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Certain Fund Policies
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING REQUIREMENTS
The Fund is subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights table is intended to help investors understand the financial performance of the shares of the Fund for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in shares of the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-537-4942 (toll-free) from 8:00 a.m. to 6:00 p.m. Eastern time on any business day.

BLACKROCK S&P 500 STOCK FUND

                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                       2009        2008      2007      2006      2005
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $ 107.85    $ 175.47   $ 169.53  $ 150.07  $ 145.95
--------------------------------------------------------------------------------------------------------
Net investment income                                   2.50/1/     3.28       3.14      3.04      2.66
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                25.60      (67.60)      5.94     20.11      4.07
--------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations     28.10      (64.32)      9.08     23.15      6.73
--------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                (2.46)      (3.27)     (3.14)    (3.68)    (2.61)
  Return of capital                                        -       (0.03)         -     (0.01)        -
--------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (2.46)      (3.30)     (3.14)    (3.69)    (2.61)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $ 133.49    $ 107.85   $ 175.47  $ 169.53  $ 150.07
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/2/
--------------------------------------------------------------------------------------------------------
Based on net asset value                               26.48%     (37.01)%     5.39%    15.60%     4.72%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/3/
--------------------------------------------------------------------------------------------------------
Total expenses                                          0.21%       0.21%      0.21%     0.21%     0.20%
--------------------------------------------------------------------------------------------------------
Total expenses after expense reductions                 0.20%       0.20%      0.20%     0.20%      n/a
--------------------------------------------------------------------------------------------------------
Net investment income                                   2.20%       2.16%      1.83%     1.78%     1.69%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                       $215,333    $169,425   $330,892  $270,407  $308,836
--------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                 5%          8%         7%       14%       10%
--------------------------------------------------------------------------------------------------------

--------
/1/ Based on average shares outstanding.
/2/ Includes the reinvestment of dividends and distributions.
/3/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

Additional Information
--------------------------------------------------------------------------------

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information
A Statement of Additional Information (SAI), dated May 1, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 537-4942 on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Questions
If you have any questions about the Fund, please:

 Call: 1-800-537-4942 (toll-free)
       8:00 a.m. to 6:00 p.m. (Eastern time)
       on any business day.

World Wide Web
General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

    BlackRock Funds III
    P.O. Box 9819
    Providence, RI 02940-8019

Overnight Mail
BlackRock Funds III
101 Sabin Street
Pawtucket, RI 02860-1427

Portfolio Characteristics and Holdings
A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission
You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at
(202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332


PR-S&P500-0510                                                         [LOGO]

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds III

PROSPECTUS | MAY 1, 2010



[LOGO]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                    Fund                       Ticker Symbol
                    ----------------------------------------
                    BlackRock Bond Index Fund          WFBIX


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents

--------------------------------------------------------------------------------





         Fund Overview  Key facts and details about the Fund, including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
                        Investment Objective...................................................  1
                        Fees and Expenses of the Fund..........................................  1
                        Principal Investment Strategies of the Fund............................  2
                        Principal Risks of Investing in the Fund...............................  2
                        Performance Information................................................  3
                        Investment Adviser.....................................................  3
                        Portfolio Managers.....................................................  3
                        Purchase and Sale of Fund Shares.......................................  4
                        Tax Information........................................................  4
                        Payments to Broker/Dealers and Other Financial Intermediaries..........  4

Details About the Fund  Details About the Fund's Investment Strategies.........................  5
                        A Further Discussion of Risks..........................................  6

   Account Information  Shareholder Information................................................  9
                        How to Buy, Sell and Transfer Shares...................................  9
                        Shareholder Servicing Payments......................................... 13
                        Calculating the Fund's Share Price..................................... 14
                        Fund Distributions..................................................... 14
                        Short-Term Trading Policy.............................................. 14
                        Taxes.................................................................. 15
                        Master/Feeder Mutual Fund Structure.................................... 16

Management of the Fund  Investment Adviser..................................................... 17
                        Portfolio Managers..................................................... 17
                        Administrative Services................................................ 17
                        Conflicts of Interest.................................................. 18
                        Valuation of Fund Investments.......................................... 19
                        Certain Fund Policies.................................................. 19

  Financial Highlights  Financial Performance of the Fund...................................... 21

            For More Information  Additional Information. Back Cover

                     [This page intentionally left blank]

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK BOND INDEX FUND

Investment Objective
--------------------------------------------------------------------------------

BlackRock Bond Index Fund (the "Fund"), a series of BlackRock Funds III (the "Trust"), seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays Capital U.S. Aggregate Bond Index (the "Barclays U.S. Aggregate Index"). The Fund's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------
Management Fee                                                                                  0.08%
------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                        None
------------------------------------------------------------------------------------------------------
Other Expenses                                                                                  0.18%
  Administration Fees                                                                          0.15%
  Independent Expenses/(1)(2)/                                                                 0.03%
------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(3)/                                         0.01%
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/(4)/                                                       0.27%
------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(2)/                                                 (0.03)%
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements/(2)(4)/    0.24%
------------------------------------------------------------------------------------------------------

--------
/(1)/Independent Expenses have been restated to reflect current fees. /(2)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and Master Investment Portfolio ("MIP"), counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Bond Index Master Portfolio (the "Master Portfolio"), a series of MIP. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors) have contractually agreed to reimburse, or provide offsetting credits to, the Fund and the Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and of MIP.
/(3)/"Acquired Fund Fees and Expenses (Underlying Funds)" reflect the Fund's pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(4)/Total Annual Fund Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $25     $81    $146     $337
                      -----------------------------------

PORTFOLIO TURNOVER
The Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Master Portfolio's portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund pursues its investment objective by seeking to match the total return performance of the Barclays U.S. Aggregate Index, which is composed of over 8,000 fixed-income securities. The fixed-income securities that comprise the Barclays U.S. Aggregate Index include U.S. government securities and investment- grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Fund invests in a representative sample of these securities. Securities are selected for investment by the Fund in accordance with their relative proportion within the Barclays U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. BFA, the investment adviser to the Master Portfolio in which the Fund invests, considers investments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments comprising the Fund's benchmark index.

The Fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of the Fund's assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Barclays U.S. Aggregate Index, which, for the Fund, are considered bonds.

The Fund is a "feeder" fund that invests all of its investable assets in the Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include the Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The following is a summary description of certain risks of investing in the Fund.

..  Debt Securities Risk -- Debt securities, such as bonds, involve credit risk.
   Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. Index Fund Risk -- An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Barclays U.S. Aggregate Index as closely as possible, it will tend to underperform the index to some degree over time.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. Mortgage- and Asset-Backed Securities Risks -- Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of the Fund for each of the last ten calendar years. The average annual total return table (before and after taxes) compares the Fund's average annual total return to that of the Barclays U.S. Aggregate Index. How the fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

                ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
11.76%  8.80%   9.90%   3.92%   4.05%   2.12%   4.76%   7.16%   5.91%   5.21%

During the periods shown in the bar chart, the highest return for a quarter was 4.93% (quarter ended September 30, 2001) and the lowest return for a quarter was -2.50% (quarter ended June 30, 2004). The year-to-date return as of March 31, 2010 was 1.93%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                                                             1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------------------
BlackRock Bond Index Fund
-----------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                      5.21%  5.02%    6.32%
-----------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                      3.65%  3.22%    4.27%
-----------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                              3.36%  3.21%    4.18%
-----------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or
 taxes)                                                                                    5.93%  4.97%    6.33%
-----------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Investment Adviser
--------------------------------------------------------------------------------

The Master Portfolio's investment adviser is BFA.

Portfolio Managers
--------------------------------------------------------------------------------

                             PORTFOLIO
                              MANAGER
                              OF THE
                              MASTER
                             PORTFOLIO
               NAME            SINCE    TITLE
              ---------------------------------------------------
              Lee Sterne       1996    Managing Director of BTC
              ---------------------------------------------------
              John Sulski      2009    Director of BTC
              ---------------------------------------------------
              Scott Radell     2009    Managing Director of BTC
              ---------------------------------------------------

Purchase and Sale of Fund Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $1 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange ("NYSE" or the "Exchange") is open. To purchase or sell shares, you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, RI 02940-8019, or by the internet at www.blackrock.com/funds).

To be eligible to purchase Fund shares, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an IRA; maintain an account with PNC Global Investment Servicing (U.S.) Inc., the Fund's transfer agent ("PNC GIS" or the "Transfer Agent"), or with the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"); or initially invest a minimum of $1 million directly through the Transfer Agent (the Fund may waive or reduce this minimum initial investment; please contact your Shareholder Servicing Agent or the Transfer Agent for more information).

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC (the "Distributor"), the Fund's distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the Fund

--------------------------------------------------------------------------------

Details About the Fund's Investment Strategies
--------------------------------------------------------------------------------

The Fund invests all of its assets in the Master Portfolio, a series of MIP, which has an investment objective and strategies substantially identical to those of the Fund. All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A description of the relationship of the Fund to the Master Portfolio appears below under the heading "Account Information -- Master/Feeder Mutual Fund Structure."

The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund's benchmark index, the Barclays U.S. Aggregate Index. Notwithstanding the factors described below, perfect
(100%) correlation would be achieved if the total return of the Fund's net assets, before fees and expenses, increased or decreased exactly as the total return of the Fund's benchmark index increased or decreased. The Fund's ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Fund's expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Fund's benchmark index is calculated; the size of the Fund's investment portfolio; and the timing, frequency and size of shareholder purchases and redemptions.

The Fund utilizes sampling techniques that are designed to allow the Fund to duplicate substantially the investment performance of the Barclays U.S. Aggregate Index. However, the Fund is not expected to track the Barclays U.S. Aggregate Index with the same degree of accuracy that complete replication of the Barclays U.S. Aggregate Index would provide. No attempt is made to manage the Fund using economic, financial or market analysis. In addition, at times, the portfolio composition of the Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the index that the Fund tracks.

The Fund also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Fund may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. The Fund may also invest in high-quality money market instruments, including shares of money market funds advised by BFA.

Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market or market segment. One way an index fund seeks to match an index's performance, before fees and expenses, is by buying and selling all of the index's securities in the same proportion as they are reflected in the index.

Since, as of March 31, 2010, there were over 8,000 securities included in the Barclays U.S. Aggregate Index, as a practical matter, it would be inefficient for the Fund to hold each security included in the Barclays U.S. Aggregate Index. The Fund can, however, substantially replicate the Barclays U.S. Aggregate Index's profile by holding a representative sample of securities in the Barclays U.S. Aggregate Index. It may, for example, hold U.S. government obligations and corporate bonds in a similar proportion to the Barclays U.S. Aggregate Index. Additionally, it can match certain Barclays U.S. Aggregate Index features such as:

   .  Average time to maturity for both government and corporate securities;

   . Securities' coupon rates, which are the interest rates securities pay based on their face values;

   .  Economic sectors represented by securities;

   .  Credit quality of securities; and

   . Whether or not securities are callable, which means the issuer has the right to repay principal and interest before maturity.

The Fund is designed for investors who desire a convenient way to invest in bonds issued in the United States. Although this market has increased in value over the long-term, it fluctuates and has also decreased in value over shorter time periods.

The Fund does not by itself constitute a balanced investment program. Diversifying your investments by buying shares in other funds may improve your long-term return as well as reduce volatility.

The Barclays U.S. Aggregate Index is maintained by Barclays Capital Inc. ("Barclays Capital"). Barclays Capital does not sponsor, endorse, sell or promote the Fund or the Master Portfolio. Barclays Capital makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Fund or its Master Portfolio. Neither BFA nor BTC has or will have a role in maintaining the Barclays U.S. Aggregate Index.

A Further Discussion of Risks
--------------------------------------------------------------------------------

This section contains a discussion of the general risks of investing in the Fund. "Description of the Fund and its Investments and Risks" in the Fund's Statement of Additional Information ("SAI") also includes more information about the Fund, its investments and the related risks. There can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the FDIC or by any bank or governmental agency.

MAIN RISKS OF INVESTING IN THE FUND:

Debt Securities Risk -- Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Index Fund Risk -- An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Barclays U.S. Aggregate Index as closely as possible, it will tend to underperform the index to some degree over time.

Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mortgage- and Asset-Backed Securities Risk -- Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities ("CMBS") generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund's investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund's investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations ("CMOs"). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only ("IOs"), principal only ("POs") or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including

CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by fund management, it is possible that the Fund could lose all or substantially all of its investment.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund's mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

OTHER RISKS OF INVESTING IN THE FUND:

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Concentration Risk -- The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

Derivatives Risk -- The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to U.S. federal income tax.

Expense Risk -- Fund expenses are subject to a variety of factors, including fluctuations in the Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund's net assets decrease due to market declines or redemptions, the Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund's expense ratio could be significant.

Foreign Securities Risk -- Because the Fund may invest in companies located in countries other than the United States, the Fund may be exposed to risks associated with foreign investments.

.. The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

.. The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions.

..  Foreign holdings may be adversely affected by foreign government action.

..  International trade barriers or economic sanctions against certain non-U.S.
   countries may adversely affect these holdings.

..  The economies of certain countries may compare unfavorably with the U.S.
   economy.

.. Foreign securities markets may be smaller than the U.S. markets, which may make trading more difficult.

Liquidity Risk -- Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund's principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Passive Investment Risk -- Because BFA does not select individual companies in the index that the Fund tracks, the Fund may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

U.S. Government Obligations Risk -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

As with all mutual funds, the Fund must maintain cash balances to meet redemption requests, which may lower its overall performance.

FOR A DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE MASTER PORTFOLIO'S PORTFOLIO HOLDINGS AND A FURTHER DISCUSSION OF THE FUND'S INVESTMENTS AND RISKS, PLEASE REFER TO THE FUND'S SAI.

Account Information

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Shareholder Information
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WHO IS ELIGIBLE TO INVEST?

To be eligible to purchase Fund shares, you must:

..  Invest through an employer-sponsored or individual retirement savings plan;

.. Invest the proceeds rolled over from such retirement savings plan into an IRA;

..  Maintain an account with the Transfer Agent or with one of the Fund's
   Shareholder Servicing Agents; or

..  Initially invest a minimum of $1 million directly through the Transfer Agent
   (the Fund may waive or reduce this minimum initial investment; please contact your Shareholder Servicing Agent or the Transfer Agent for more information).

How to Buy, Sell and Transfer Shares
--------------------------------------------------------------------------------

The following chart summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders, and suspend and resume the sale of Fund shares at any time and for any reason.

In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

HOW TO BUY SHARES

                  YOUR CHOICES                    IMPORTANT INFORMATION FOR YOU TO KNOW
----------------------------------------------------------------------------------------------------------------------------
INITIAL PURCHASE  Determine the amount of your    The minimum initial investment in the Fund is $1 million.
                  investment
                  ----------------------------------------------------------------------------------------------------------
                  Have your financial             The price of your shares is based on the next calculation of the Fund's
                  intermediary submit your        net asset value ("NAV") after your order is placed. Any purchase orders
                  purchase order                  placed prior to the close of business on any day the Fund is open (a
                                                  "Business Day") will be priced at the NAV determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund's
                                                  "Fees and Expenses" table.

                                                  Purchase orders placed after that time will be priced at the NAV determined on the next Business Day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.
                  ----------------------------------------------------------------------------------------------------------
                  Or contact BlackRock (for       To purchase shares directly with BlackRock, call (800) 537-4942 and
                  accounts held directly with     request a new account application. Mail the completed application,
                  BlackRock)                      along with a check payable to "BlackRock Funds," to the Transfer Agent at the address on the application.
----------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR       Purchase additional shares      There is no minimum investment for additional purchases.
INVESTMENT
----------------------------------------------------------------------------------------------------------------------------

                YOUR CHOICES                     IMPORTANT INFORMATION FOR YOU TO KNOW
-------------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR     Have your financial              To purchase additional shares, you may contact your financial
INVESTMENT      professional or financial        professional or financial intermediary. For more details on purchasing by
(CONTINUED)     intermediary submit your         Internet, see below.
                purchase order for additional
                shares
                ---------------------------------------------------------------------------------------------------------------
                Or contact BlackRock (for        PURCHASE BY TELEPHONE: Call (800) 537-4942 and speak with one of our
                accounts held directly with      representatives. The Fund has the right to reject any telephone request
                BlackRock)                       for any reason.

                                                 PURCHASE IN WRITING: You may send a written request to BlackRock at the address on the back cover of this Prospectus.

                                                 PURCHASE BY VRU: Shares may also be purchased by use of the Fund's automated voice response unit service ("VRU") at (800) 537-4942.

                                                 PURCHASE BY INTERNET: You may purchase your shares, and view activities in your account, by logging onto the BlackRock website at
                                                 www.blackrock.com/funds. Purchases made on the Internet using the
                                                 Automated Clearing House Network ("ACH") will have a trade date that is the day after the purchase is made. Certain institutional clients'
                                                 purchase orders for shares placed by wire prior to the close of business on a Business Day will be placed at the NAV determined that day.
                                                 Contact your financial intermediary or BlackRock for further information.
                                                 The Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Please read the On-Line Services Disclosure Statement and User
                                                 Agreement, the Terms and Conditions page and the Consent to
                                                 Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

                                                 The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User
                                                 Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the
                                                 Fund or any of its affiliates incurred through fraudulent activity.
                ---------------------------------------------------------------------------------------------------------------
                Acquire additional shares by     All dividends and capital gains distributions are automatically reinvested
                reinvesting dividends and        without a sales charge. To make any changes to your dividend and/or
                capital gains                    capital gains distributions options, please call (800) 537-4942, or contact your financial professional (if your account is not held directly with BlackRock).
                ---------------------------------------------------------------------------------------------------------------
                Participate in the Automatic     BlackRock's AIP allows you to invest a specific amount on a periodic
                Investment Plan ("AIP")          basis from your checking or savings account into your investment account.
-------------------------------------------------------------------------------------------------------------------------------
HOW TO PAY FOR  Making payment for purchases     Payment for an order must be made in Federal funds or other
SHARES                                           immediately available funds by the time specified by your financial professional or other financial intermediary, but in no event later than
                                                 4:00 p.m. (Eastern time) on the first business day following BlackRock's receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

                                                 For shares purchased directly from the Fund, a check payable to
                                                 "BlackRock Funds," which bears the name of the Fund you are purchasing, must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds.

                                                 The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call
                                                 (800) 537-4942 before doing so to confirm the wiring instructions.
-------------------------------------------------------------------------------------------------------------------------------

HOW TO SELL SHARES

                 YOUR CHOICES                         IMPORTANT INFORMATION FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
FULL OR PARTIAL  Have your financial                  You can make redemption requests through your financial professional.
REDEMPTION OF    intermediary submit your sales       The price of your shares is based on the next calculation of the Fund's
SHARES           order                                NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your financial intermediary prior to that day's close of business on a
                                                      Business Day. Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the NAV at the close of business on the next Business Day.

                                                      Financial intermediaries may charge a fee to process a redemption of shares.

                                                      The Fund may reject an order to sell shares under certain
                                                      circumstances.
                 ---------------------------------------------------------------------------------------------------------------
                 Selling shares held directly with    METHODS OF REDEEMING
                 BlackRock
                                                      REDEEM BY TELEPHONE: You may sell shares of the Fund held directly at
                                                      BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or
                                                      (ii) $250,000 for payments through the ACH or wire transfer. Certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 537-4942 for details. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee.

                                                      You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

                                                      The Fund, its administrator and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete.
                                                      Please find below alternative redemption methods.

                                                      REDEEM BY VRU: Shares may also be redeemed by use of the Fund's
                                                      VRU service. Payment for shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

                                                      REDEEM BY INTERNET: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from
                                                      Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for shares redeemed via Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.
--------------------------------------------------------------------------------------------------------------------------------

                    YOUR CHOICES                         IMPORTANT INFORMATION FOR YOU TO KNOW
---------------------------------------------------------------------------------------------------------------------
FULL OR PARTIAL     Selling shares held directly with    REDEEM IN WRITING: You may sell shares held at BlackRock by
REDEMPTION OF       BlackRock (continued)                writing to BlackRock, P.O. Box 9819, Providence, RI
SHARES (CONTINUED)                                       02940-8019 or, for overnight delivery, 101 Sabin Street,
                                                         Pawtucket, RI 02860-1427. All shareholders on the account
                                                         must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances.

                                                         You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union,
                                                         savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates,
                                                         return the certificates with the letter. Proceeds from
                                                         redemptions may be sent via check, ACH or wire to the bank account of record.

                                                         PAYMENT OF REDEMPTION PROCEEDS

                                                         Redemption proceeds may be paid by check or, if the Fund
                                                         has verified banking information on file, through ACH or by wire transfer.

                                                         PAYMENT BY CHECK: BlackRock will normally mail redemption
                                                         proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the
                                                         address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are
                                                         responsible for any additional charges imposed by your bank for this service.

                                                         PAYMENT BY WIRE TRANSFER: Payment for redeemed shares for
                                                         which a redemption order is received before 4:00 p.m.
                                                         (Eastern time) on a Business Day is normally made in
                                                         Federal funds wired to the redeeming shareholder on the
                                                         next Business Day, provided that the Fund's custodian is
                                                         also open for business. Payment for redemption orders
                                                         received after 4:00 p.m. (Eastern time) or on a day when
                                                         the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on
                                                         which the Fund's custodian is open for business. The Fund
                                                         reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the
                                                         Fund.

                                                         If a shareholder has given authorization for expedited
                                                         redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account.
                                                         Shareholders will pay $7.50 for redemption proceeds sent by
                                                         Federal wire transfer. You are responsible for any
                                                         additional charges imposed by your bank for this service.
                                                         No charge for wiring redemption payments with respect to
                                                         the Fund is imposed by the Fund.

                                                         The Fund is not responsible for the efficiency of the
                                                         Federal wire system or the shareholder's firm or bank. To
                                                         change the name of the single, designated bank account to
                                                         receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back
                                                         cover of this Prospectus.
---------------------------------------------------------------------------------------------------------------------

                    YOUR CHOICES                         IMPORTANT INFORMATION FOR YOU TO KNOW
---------------------------------------------------------------------------------------------------------------------
FULL OR PARTIAL     Selling shares held directly with    PAYMENT BY ACH: Redemption proceeds may be sent to the
REDEMPTION OF       BlackRock (continued)                shareholder's bank account (checking or savings) via ACH.
SHARES (CONTINUED)                                       Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a Business Day is normally sent to the redeeming shareholder the next
                                                         Business Day, with receipt at the receiving bank within the next two business days (48-72 hours), provided that the
                                                         Fund's custodian is also open for business. Payment for
                                                         redemption orders received after 4:00 p.m. (Eastern time)
                                                         or on a day when the Fund's custodian is closed is normally sent on the next Business Day following redemption on which the Fund's custodian is open for business.

                                                         The Fund reserves the right to send redemption proceeds
                                                         within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could
                                                         adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund. If you make a
                                                         redemption request before the Fund has collected payment
                                                         for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.
---------------------------------------------------------------------------------------------------------------------

HOW TO TRANSFER YOUR ACCOUNT

                    YOUR CHOICES                       IMPORTANT INFORMATION FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO  Transfer to a participating        You may transfer your shares of the Fund only to another financial
ANOTHER FINANCIAL   financial intermediary             professional or financial intermediary that has an agreement with the
INTERMEDIARY                                           Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

                                                       If your account is held directly with BlackRock, you may call
                                                       (800) 537-4942 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.
                    ----------------------------------------------------------------------------------------------------------
                    Transfer to a non-participating    You must either:
                    financial intermediary
                                                       Transfer your shares to an account with the Fund; or
                                                       Sell your shares, paying any applicable deferred sales charge.

                                                       If your account is held directly with BlackRock, you may call
                                                       (800) 537-4942 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.
------------------------------------------------------------------------------------------------------------------------------

Shareholder Servicing Payments
--------------------------------------------------------------------------------

The Fund has adopted a shareholder servicing plan (the "Plan") that allows the Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, The PNC Financial Services Group, Inc. ("PNC"), Merrill Lynch & Co, Inc. ("Merrill Lynch"), Bank of America Corporation ("BAC"), Barclays Bank PLC and their respective affiliates) (each, a "Financial Intermediary") for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund's shares. Because the fees paid by the Fund under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to, rather than in lieu of, shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to the Plan and fees the Fund pays to the Transfer Agent, BFA, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BFA or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BFA or its affiliates may compensate affiliated and unaffiliated Financial Intermediaries for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BFA, and its affiliates may be substantial. Payments by BFA may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BFA or its affiliates. For more information, see the Fund's SAI.

Calculating the Fund's Share Price
--------------------------------------------------------------------------------

The Fund's share price (also known as the Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The Fund's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating the Fund's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of the Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Fund's SAI includes a description of the methods for valuing the Master Portfolio's investments, including a description of the circumstances in which the Master Portfolio's investments would be valued using fair value pricing and the effects of using fair value pricing.

Fund Distributions
--------------------------------------------------------------------------------

The Fund makes distributions of its net investment income to shareholders every month. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of the Fund, unless you have elected to receive distribution payments in cash.

Short-Term Trading Policy
--------------------------------------------------------------------------------

The Boards of Trustees of the Trust and MIP have determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations -- also known as "market timing." The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund's investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described below under the heading "Valuation of Fund Investments."

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Boards of Trustees of the Trust and MIP have approved the policies discussed below to seek to deter market timing activity. The Boards of Trustees of the Trust and MIP have not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain mutual funds sponsored and advised by BFA or its affiliates will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions).

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Taxes
--------------------------------------------------------------------------------

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the Fund's SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the Fund's distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the Fund generally are taxable as follows:

         DISTRIBUTION TYPE          TAX STATUS
         -------------------------------------------------------------
         Qualified dividend income. Qualified dividend income/(1)(2)/
         Other income.............. Ordinary income/(2)/
         Short-term capital gain... Ordinary income
         Long-term capital gain.... Long-term capital gain/(3)/

--------
/(1)/If you are an individual, your distributions attributable to the Fund's qualified dividend income generally are taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S and certain foreign corporations. Distributions of the Fund are not expected to be attributable to qualified dividend income. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.
/(2)/None of the distributions of the Fund are expected to qualify for the dividends received deductions available to corporations.
/(3)/An individual's net long-term capital gain currently is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your Fund shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed.

Sales proceeds generally are taxable as follows:

 TRANSACTION                                   TAX STATUS
 ------------------------------------------------------------------------------
 You sell shares owned for more than one year. Long-term capital gain or loss
 You sell shares owned for one year or less... Short-term capital gain or loss

If you buy the Fund's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of the Fund and the Fund holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the appreciated securities and distributes the realized gain on the sale. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation in its investments.

After the end of each year, the Fund will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Fund if you fail to provide the Fund with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the U.S. Internal Revenue Service ("IRS") that you are subject to back-up withholding.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

Master/Feeder Mutual Fund Structure
--------------------------------------------------------------------------------

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in the Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and, therefore, the Fund.

FEEDER FUND EXPENSES
Feeder funds, including the Fund, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS
Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw the Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Trust's Board of Trustees decides to withdraw the Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Fund

--------------------------------------------------------------------------------

Investment Adviser
--------------------------------------------------------------------------------

The Fund is a "feeder" fund that invests all of its assets in the Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA, a registered investment adviser, serves as investment adviser to the Master Portfolio. BFA manages the investment of the Master Portfolio's assets and provides the Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to the Master Portfolio, BFA is entitled to receive a management fee at the annual rate of 0.08% of the Master Portfolio's average daily net assets.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates may deal, trade and invest for their own accounts in the types of securities in which the Master Portfolio invests.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreement with BFA is available in the Fund's annual report for the year ended December 31, 2009.

Portfolio Managers
--------------------------------------------------------------------------------

The Master Portfolio is managed by a team of financial professionals. Information regarding the portfolio managers of the Master Portfolio is set forth below. The portfolio managers are jointly and primarily responsible for the day-to-day management of the Master Portfolio's portfolio, including setting the Master Portfolio's overall investment strategy and overseeing the management of the Master Portfolio. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Master Portfolio shares and possible conflicts of interest, is available in the SAI.

Lee Sterne has been employed as a senior portfolio manager with BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) since 2004. Mr. Sterne has been a member of the Portfolio Management Team for the Master Portfolio since 1996.

John Sulski has been employed as a portfolio manager with BFA and BTC since 2009. Previously, Mr. Sulski was a portfolio manager and credit trader with BGFA and BGI from June 2004 to November 2009. Mr. Sulski has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2009.

Scott Radell has been employed as a portfolio manager with BFA and BTC since 2009. Mr. Radell was a credit strategist from 2003 to 2004 before becoming a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2009.

Administrative Services
--------------------------------------------------------------------------------

BTC provides the following services, among others, as the Fund's administrator:

   .  Supervises the Fund's administrative operations;

   . Provides or causes to be provided management reporting and treasury administration services;

   .  Financial reporting;

   .  Legal, blue sky and tax services;

   .  Preparation of proxy statements and shareholder reports; and

   . Engaging and supervising the Shareholder Servicing Agent on behalf of the Fund.

BTC is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of the Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Fund, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the Fund or the Trust as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

Conflicts of Interest
--------------------------------------------------------------------------------

The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") for convenience the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity" in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Fund. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate or an Entity having positions that are adverse to those of the Fund. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate or an Entity may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates or Entities in connection with the Fund's portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

Under a securities lending program approved by MIP's Board of Trustees, the Master Portfolio has retained an Affiliate of BFA to serve as the securities lending agent for the Master Portfolio to the extent that the Master Portfolio participates in the securities lending program. For these services, the lending agent may receive a fee from the Master Portfolio, including a fee based on the returns earned on the Master Portfolio's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Master Portfolio may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of Fund Investments
--------------------------------------------------------------------------------

When you buy shares, you pay the NAV, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their NAV, minus any applicable deferred sales charge. The Fund calculates the NAV of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The NAV used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund's assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust's Board of Trustees. Certain short-term debt securities are valued on the basis of amortized cost. If the Fund invests in foreign securities, these securities may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's NAV may change on days when you will not be able to purchase or redeem the Fund's shares. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE. Shares of underlying open-end funds are valued at NAV.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund's shares are determined as of such times.

When market quotations are not readily available or are not believed by BFA to be reliable, the Fund's investments are valued at fair value. Fair value determinations are made by BFA in accordance with procedures approved by the Trust's Board of Trustees. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BFA believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BFA determines, in its business judgment prior to or at the time of pricing the Fund's assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Certain Fund Policies
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING REQUIREMENTS
The Fund is subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights table is intended to help investors understand the financial performance of the shares of the Fund for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in shares of the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-537-4942 (toll-free) from 8:00 a.m. to 6:00 p.m. Eastern time on any business day.

BLACKROCK BOND INDEX FUND

                                                               YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------------
                                                   2009         2008       2007      2006      2005
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $   9.82     $   9.74     $   9.59  $   9.64  $   9.93
------------------------------------------------------------------------------------------------------
Net investment income                              0.40/1/      0.47         0.48      0.46      0.44
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            0.10         0.09         0.19     (0.02)    (0.23)
------------------------------------------------------------------------------------------------------
Net increase from investment operations            0.50         0.56         0.67      0.44      0.21
------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                           (0.42)       (0.48)       (0.52)    (0.49)    (0.50)
  Return of capital                                   -        (0.00)/2/        -         -         -
------------------------------------------------------------------------------------------------------
Total dividends and distributions                 (0.42)       (0.48)       (0.52)    (0.49)    (0.50)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $   9.90     $   9.82     $   9.74  $   9.59  $   9.64
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
------------------------------------------------------------------------------------------------------
Based on net asset value                           5.21%        5.91%        7.16%     4.76%     2.12%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
------------------------------------------------------------------------------------------------------
Total expenses                                     0.25%        0.26%        0.28%     0.26%     0.23%
------------------------------------------------------------------------------------------------------
Total expenses after expense reductions            0.23%        0.23%        0.23%     0.23%      n/a
------------------------------------------------------------------------------------------------------
Net investment income                              4.05%        4.84%        5.00%     4.83%     4.42%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                  $156,688     $132,997     $111,847  $103,592  $203,771
------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio/5/       103%/6/       89%          61%       57%       76%
------------------------------------------------------------------------------------------------------

--------
/1/ Based on average shares outstanding.
/2/ Rounds to less than $0.01.
/3/ Includes the reinvestment of dividends and distributions.
/4/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/5/ Includes TBA transactions.
/6/ Excluding TBA transactions, the portfolio turnover rate would have been 87%.

Additional Information
--------------------------------------------------------------------------------

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information
A Statement of Additional Information (SAI), dated May 1, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 537-4942 on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Questions
If you have any questions about the Fund, please:

 Call: 1-800-537-4942 (toll-free)
       8:00 a.m. to 6:00 p.m. (Eastern time)
       on any business day.

World Wide Web
General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

    BlackRock Funds III
    P.O. Box 9819
    Providence, RI 02940-8019

Overnight Mail
BlackRock Funds III
101 Sabin Street
Pawtucket, RI 02860-1427

Portfolio Characteristics and Holdings
A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission
You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at
(202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332


PR-BONDIND-0510                                                        [LOGO]

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds III
 LifePath(R) Retirement Portfolio
 LifePath 2020 Portfolio(R)
 LifePath 2030 Portfolio(R)
 LifePath 2040 Portfolio(R)
 LifePath(R) 2050 Portfolio

 Investor, Institutional and Class R Shares

PROSPECTUS | MAY 1, 2010



[LOGO]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                        LifePath(R)
                         Retirement LifePath 2020 LifePath 2030 LifePath 2040 LifePath(R) 2050
                         Portfolio: Portfolio(R): Portfolio(R): Portfolio(R):       Portfolio:
Class                 Ticker Symbol Ticker Symbol Ticker Symbol Ticker Symbol    Ticker Symbol
----------------------------------------------------------------------------------------------
Investor A Shares             LPRAX         LPRCX         LPRDX         LPREX            LPRFX
Investor C Shares             LPCRX         LPCMX         LPCNX         LPCKX            LPCPX
Institutional Shares          STLAX         STLCX         STLDX         STLEX            STLFX
Class R Shares                LPRRX         LPRMX         LPRNX         LPRKX            LPRPX


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents

--------------------------------------------------------------------------------


  LifePath Portfolio
            Overview  Key facts and details about the LifePath Portfolios, including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
                      Key Facts About LifePath Retirement Portfolio........................  1
                      Key Facts About LifePath 2020 Portfolio..............................  7
                      Key Facts About LifePath 2030 Portfolio.............................. 14
                      Key Facts About LifePath 2040 Portfolio.............................. 21
                      Key Facts About LifePath 2050 Portfolio.............................. 28
                      Important Additional Information..................................... 34

   Details About the
 LifePath Portfolios  Investment Time Horizons............................................. 35
                      A Further Discussion of Principal Investment Strategies.............. 36
                      A Further Discussion of Risk Factors................................. 42

 Account Information  Information about account services, sales charges and waivers, shareholder transactions, and distributions and other payments
                      How to Choose the Share Class that Best Suits Your Needs............. 48
                      Details about the Share Classes...................................... 49
                      Distribution and Service Payments.................................... 53
                      How to Buy, Sell, Exchange and Transfer Shares....................... 54
                      Account Services and Privileges...................................... 60
                      LifePath Portfolios' Rights.......................................... 61
                      Participation in Fee-Based Programs.................................. 62
                      Short-Term Trading Policy............................................ 62
                      Redemption Fee....................................................... 63
                      Master/Feeder and Fund of Funds Structures........................... 64

   Management of the
 LifePath Portfolios  Information about BlackRock Fund Advisors and the Portfolio Managers
                      Investment Adviser................................................... 65
                      Portfolio Managers................................................... 65
                      Administrative Services.............................................. 66
                      Conflicts of Interest................................................ 66
                      Valuation of LifePath Portfolio Investments.......................... 67
                      Dividends, Distributions and Taxes................................... 68
                      Certain LifePath Portfolio Policies.................................. 69

Financial Highlights  Financial Performance of the LifePath Portfolios..................... 70
                      Disclaimers.......................................................... 80

   For More Information  Additional Information.................. Back Cover

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LifePath Retirement Portfolio Overview

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KEY FACTS ABOUT LIFEPATH RETIREMENT PORTFOLIO

Investment Objective
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LifePath Retirement Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors seeking income and moderate long-term growth of capital. LifePath Retirement Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of LifePath Retirement Portfolio
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath Retirement Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors) and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase, Redemption and Pricing of Shares" section of the Statement of Additional Information ("SAI").

 SHAREHOLDER FEES                                                           INVESTOR A   INVESTOR C    INSTITUTIONAL CLASS R
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                    SHARES       SHARES         SHARES     SHARES
-----------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as percentage of
 offering price)                                                               5.25%        None            None       None
-----------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as percentage of offering price or
 redemption proceeds, whichever is lower)                                      None/(1)/    1.00%/(2)/      None       None
-----------------------------------------------------------------------------------------------------------------------------

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR      INVESTOR A   INVESTOR C    INSTITUTIONAL CLASS R
 INVESTMENT)                                                                  SHARES       SHARES         SHARES     SHARES
-----------------------------------------------------------------------------------------------------------------------------
Management Fee/(3)/                                                            0.35%        0.35%           0.35%      0.35%
-----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                       0.25%        1.00%           None       0.50%
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                 0.52%        0.52%           0.52%      0.52%
  Administration Fees                                                         0.50%        0.50%           0.50%      0.50%
  Independent Expenses/(4)(5)/                                                0.02%        0.02%           0.02%      0.02%
-----------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(6)/                        0.33%        0.33%           0.33%      0.33%
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(7)/                                     1.45%        2.20%           1.20%      1.70%
-----------------------------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(3)(5)/                             (0.35)%      (0.35)%         (0.35)%    (0.35)%
-----------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense
 Reimbursements/(3)(5)(7)/                                                     1.10%        1.85%           0.85%      1.35%
-----------------------------------------------------------------------------------------------------------------------------

--------
/(1)/A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
/(2)/There is no CDSC on Investor C Shares after one year.
/(3)/BFA, the investment adviser to LifePath Retirement Master Portfolio (the
     "Retirement Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the Retirement Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), from each investment company in which the Retirement Master Portfolio invests through the close of business on November 30, 2011 (the "contractual waiver"). The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(4)/Independent Expenses have been restated to reflect current fees. /(5)/"Independent Expenses" consist of LifePath Retirement Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath Retirement Portfolio and the Retirement Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath Retirement Portfolio and the Retirement Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and of MIP.

/(6)/"Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath
     Retirement Portfolio's pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(7)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath Retirement Portfolio and the Retirement Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the Retirement Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in shares of LifePath Retirement Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath Retirement Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath Retirement Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
             -----------------------------------------------------
             Investor A Shares      $631   $893   $1,211   $2,110
             -----------------------------------------------------
             Investor C Shares      $288   $619   $1,114   $2,477
             -----------------------------------------------------
             Institutional Shares   $ 87   $310   $  590   $1,391
             -----------------------------------------------------
             Class R Shares         $137   $466   $  855   $1,948
             -----------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
               --------------------------------------------------
               Investor C Shares   $188   $619   $1,114   $2,477
               --------------------------------------------------

PORTFOLIO TURNOVER
The Retirement Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the example, affect LifePath Retirement Portfolio's performance. During the most recent fiscal year, the Retirement Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of LifePath Retirement Portfolio
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LifePath Retirement Portfolio invests all of its assets in the Retirement Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath Retirement Portfolio is designed for investors seeking current income and moderate long-term growth of capital. As of March 31, 2010, LifePath Retirement Portfolio held approximately 39% of its assets in Underlying Funds that invest primarily in equity securities, 61% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index. Because LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain LifePath Retirement Portfolio's risk profile.

Principal Risks of Investing in LifePath Retirement Portfolio
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Risk is inherent in all investing. The value of your investment in LifePath Retirement Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath Retirement Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath Retirement Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath Retirement Portfolio.

.. Allocation Risk -- LifePath Retirement Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath Retirement Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

..  Debt Securities Risk -- Debt securities, such as bonds, involve credit risk.
   Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath Retirement Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. Derivatives Risk -- LifePath Retirement Portfolio's use of derivatives may reduce LifePath Retirement Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath Retirement Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. Emerging Markets Risk -- Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. Equity Securities Risk -- Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. Foreign Securities Risk -- Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath Retirement Portfolio will lose money. These risks include:

 . LifePath Retirement Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

 . Changes in foreign currency exchange rates can affect the value of LifePath Retirement Portfolio's portfolio.

 . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

 . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

 . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

 . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

..  Investments in Mutual Funds and Exchange Traded Funds Risk -- LifePath
   Retirement Portfolio will invest substantially all of its assets in underlying BlackRock funds, so LifePath Retirement Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath Retirement Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath Retirement Portfolio's net asset value ("NAV") will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath Retirement Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath Retirement Portfolio.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which LifePath Retirement Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. Mortgage- and Asset-backed Securities Risk -- Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath Retirement Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT Investment Risk -- Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath Retirement Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath Retirement Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath Retirement Portfolio.

..  U.S. Government Obligations Risk -- Certain securities in which LifePath
   Retirement Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
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The bar chart and table in this section provide some indication of the risks of investing in LifePath Retirement Portfolio. The bar chart shows the returns for Institutional Shares of LifePath Retirement Portfolio for each of the last ten calendar years. The average annual total return table compares the performance of LifePath Retirement Portfolio to that of the LifePath Retirement Portfolio Custom Benchmark. The LifePath Retirement Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath Retirement Portfolio invests according to their weightings as of the most recent quarter-end. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The performance information for the periods prior to April 30, 2001 (the date the Investor A (formerly Class R) Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor A Shares. The average annual total return table does not reflect the Investor A sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The average annual total return table does not show the annual returns for Investor C and Class R Shares since Investor C and Class R Shares have not commenced operations as of the date of this Prospectus. Annual returns for Investor C and Class R Shares would differ from the annual returns for Institutional Shares because Investor C and Class R Shares are expected to have higher fees and expenses than Institutional Shares. For all periods prior to March 15, 2004, the returns for LifePath Retirement Portfolio reflect the direct investment by the Retirement Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath Retirement Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath Retirement Portfolio expenses during these periods, LifePath Retirement Portfolio's returns would have been lower.

LIFEPATH RETIREMENT PORTFOLIO - INSTITUTIONAL SHARES

                ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

2000    2001   2002    2003    2004    2005    2006    2007     2008    2009
-----  -----  -----    -----   -----   -----   -----   -----    -----   -----
4.73%  3.60%  -2.70%   11.95%  6.35%   4.32%   8.80%   4.50%   -15.04%  18.25%


During the periods shown in the bar chart, the highest return for a quarter was 9.85% (quarter ended September 30, 2009) and the lowest return for a quarter was -7.80% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 2.79%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------
LifePath Retirement Portfolio--Institutional
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        18.25%  3.57%    4.12%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                        17.09%  2.38%    2.79%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                                11.89%  2.49%    2.84%
--------------------------------------------------------------------------------------------------------------------
LifePath Retirement Portfolio--Investor A
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        17.96%  3.30%    3.79%
--------------------------------------------------------------------------------------------------------------------
LifePath Retirement Portfolio Custom Benchmark (Reflects no deductions for fees,
 expenses or taxes)                                                                          16.75%  4.06%    5.09%
--------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%  0.69%   -0.20%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                       5.93%  4.97%    6.33%
--------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      43.60%  6.04%    2.69%
--------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or taxes)    0.16%  2.88%    2.84%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                        11.41%  4.63%    7.69%
--------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      38.25%  2.00%    9.21%
--------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser
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The Retirement Master Portfolio's investment manager is BFA.

Portfolio Managers
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                             PORTFOLIO
                              MANAGER
                               OF THE
                             RETIREMENT
                               MASTER
                             PORTFOLIO
              NAME             SINCE     TITLE
             -----------------------------------------------------
             Dagmar Nikles      2005    Director of BTC
             -----------------------------------------------------
             Leslie Gambon      2007    Director of BTC
             -----------------------------------------------------
             Alan Mason         2009    Managing Director of BTC
             -----------------------------------------------------
             Amy Whitelaw       2010    Director of BTC
             -----------------------------------------------------

                                    *  *  *

For important information about purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 34 of the Prospectus.

LifePath 2020 Portfolio Overview

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KEY FACTS ABOUT LIFEPATH 2020 PORTFOLIO

Investment Objective
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LifePath 2020 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. LifePath 2020 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of LifePath 2020 Portfolio
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2020 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors) and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus (the "Prospectus") and in the "Purchase, Redemption and Pricing of Shares" section of the Statement of Additional Information ("SAI").

 SHAREHOLDER FEES                                                           INVESTOR A   INVESTOR C    INSTITUTIONAL CLASS R
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                    SHARES       SHARES         SHARES     SHARES
-----------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as percentage of
 offering price)                                                               5.25%        None            None       None
-----------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as percentage of offering price or
 redemption proceeds, whichever is lower)                                      None/(1)/    1.00%/(2)/      None       None
-----------------------------------------------------------------------------------------------------------------------------

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR      INVESTOR A   INVESTOR C    INSTITUTIONAL CLASS R
 INVESTMENT)                                                                  SHARES       SHARES         SHARES     SHARES
-----------------------------------------------------------------------------------------------------------------------------
Management Fee/(3)/                                                            0.35%        0.35%           0.35%      0.35%
-----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                       0.25%        1.00%           None       0.50%
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                 0.51%        0.51%           0.51%      0.51%
  Administration Fees                                                         0.50%        0.50%           0.50%      0.50%
  Independent Expenses/(4)(5)/                                                0.01%        0.01%           0.01%      0.01%
-----------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(6)/                        0.33%        0.33%           0.33%      0.33%
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(7)/                                     1.44%        2.19%           1.19%      1.69%
-----------------------------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(3)(5)/                             (0.34)%      (0.34)%         (0.34)%    (0.34)%
-----------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense
 Reimbursements/(3)(5)(7)/                                                     1.10%        1.85%           0.85%      1.35%
-----------------------------------------------------------------------------------------------------------------------------

--------
/(1)/A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
/(2)/There is no CDSC on Investor C Shares after one year.
/(3)/BFA, the investment adviser to LifePath 2020 Master Portfolio (the "2020
    Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2020 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), from each investment company in which the 2020 Master Portfolio invests through the close of business on November 30, 2011 (the "contractual waiver"). The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(4)/Independent Expenses have been restated to reflect current fees. /(5)/"Independent Expenses" consist of LifePath 2020 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2020 Portfolio and the 2020 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2020 Portfolio and the 2020 Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and of MIP.

/(6)/"Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2020
     Portfolio's pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(7)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2020 Portfolio and the 2020 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2020 Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in shares of LifePath 2020 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2020 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2020 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
             -----------------------------------------------------
             Investor A Shares      $631   $892   $1,208   $2,102
             -----------------------------------------------------
             Investor C Shares      $288   $618   $1,111   $2,469
             -----------------------------------------------------
             Institutional Shares   $ 87   $309   $  587   $1,381
             -----------------------------------------------------
             Class R Shares         $137   $465   $  852   $1,939
             -----------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
               --------------------------------------------------
               Investor C Shares   $188   $618   $1,111   $2,469
               --------------------------------------------------

PORTFOLIO TURNOVER
The 2020 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the example, affect LifePath 2020 Portfolio's performance. During the most recent fiscal year, the 2020 Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of LifePath 2020 Portfolio
--------------------------------------------------------------------------------

LifePath 2020 Portfolio invests all of its assets in the 2020 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2010, LifePath 2020 Portfolio held approximately 60% of its assets in Underlying Funds that invest primarily in equity securities, 40% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2020 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2020 Portfolio's asset mix becomes more conservative -- both prior to and after retirement -- as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2020 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path -- the target allocation among asset classes as the LifePath Portfolios approach their target dates:

                                    [CHART]



The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2020 Portfolio, and determine whether any changes are required to enable LifePath 2020 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2020 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2020 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2020 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2020 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2020 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2020 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2020 Portfolio to meet its investment objective. See "Details About the LifePath Portfolios -- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2020 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in LifePath 2020 Portfolio
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in LifePath 2020 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2020 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2020 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2020 Portfolio.

.. Allocation Risk -- LifePath 2020 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2020 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

..  Debt Securities Risk -- Debt securities, such as bonds, involve credit risk.
   Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2020 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

..  Derivatives Risk -- LifePath 2020 Portfolio's use of derivatives may reduce
   LifePath 2020 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2020 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. Emerging Markets Risk -- Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. Equity Securities Risk -- Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. Foreign Securities Risk -- Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2020 Portfolio will lose money. These risks include:

 . LifePath 2020 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

 . Changes in foreign currency exchange rates can affect the value of LifePath 2020 Portfolio's portfolio.

 . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

 . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

 . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

 . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

..  Investments in Mutual Funds and Exchange Traded Funds Risk -- LifePath 2020
   Portfolio will invest substantially all of its assets in underlying BlackRock funds, so LifePath 2020 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2020 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2020 Portfolio's net asset value ("NAV") will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2020 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2020 Portfolio.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which LifePath 2020 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. Mortgage- and Asset-Backed Securities Risk -- Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2020 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT Investment Risk -- Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2020 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2020 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2020 Portfolio.

..  U.S. Government Obligations Risk -- Certain securities in which LifePath
   2020 Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in LifePath 2020 Portfolio. The bar chart shows the returns for Institutional Shares of LifePath 2020 Portfolio for each of the last ten calendar years. The average annual total return table compares the performance of LifePath 2020 Portfolio to that of the LifePath 2020 Portfolio Custom Benchmark. The LifePath 2020 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2020 Portfolio invests according to their weightings as of the most recent quarter-end. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The performance information for the periods prior to April 30, 2001 (the date the Investor A (formerly Class R) Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor A Shares. The average annual total return table does not reflect the Investor A sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The average annual total return table does not show the annual returns for Investor C and Class R Shares since Investor C and Class R Shares have not commenced operations as of the date of this Prospectus. Annual returns for Investor C and Class R Shares would differ from the annual returns for Institutional Shares because Investor C and Class R Shares are expected to have higher fees and expenses than Institutional Shares. For all periods prior to March 15, 2004, the returns for LifePath 2020 Portfolio reflect the direct investment by the 2020 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2020 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2020 Portfolio expenses during these periods, LifePath 2020 Portfolio's returns would have been lower.

LIFEPATH 2020 PORTFOLIO - INSTITUTIONAL SHARES

                   ANNUAL RETURNS (YEARS ENDED DECEMBER 31)

                                               [CHART]

2000    2001    2002     2003    2004   2005   2006   2007   2008     2009
------  ------  -------  -----   -----  -----  -----  -----  -------  ------
-3.74%  -6.42%  -12.59%  20.61%  9.27%  6.54%  13.01% 3.34%  -25.42%  22.71%


During the periods shown in the bar chart, the highest return for a quarter was 13.89% (quarter ended June 30, 2009) and the lowest return for a quarter was -14.21% (quarter ended December 31, 2008). The year-to-date return as of
March 31, 2010 was 3.30%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------
LifePath 2020 Portfolio--Institutional
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        22.71%  2.63%    1.68%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                        21.50%  1.81%    0.89%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                                14.84%  1.94%    1.08%
--------------------------------------------------------------------------------------------------------------------
LifePath 2020 Portfolio--Investor A
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        22.42%  2.39%    1.33%
--------------------------------------------------------------------------------------------------------------------
LifePath 2020 Portfolio Custom Benchmark (Reflects no deductions for fees, expenses or
 taxes)                                                                                      22.84%  3.27%    2.78%
--------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%  0.69%   -0.20%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                       5.93%  4.97%    6.33%
--------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      43.60%  6.04%    2.69%
--------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or taxes)    0.16%  2.88%    2.84%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                        11.41%  4.63%    7.69%
--------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      38.25%  2.00%    9.21%
--------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser
--------------------------------------------------------------------------------

The 2020 Master Portfolio's investment manager is BFA.

Portfolio Managers
--------------------------------------------------------------------------------

                              PORTFOLIO
                               MANAGER
                               OF THE
                                2020
                               MASTER
                              PORTFOLIO
               NAME             SINCE    TITLE
              ----------------------------------------------------
              Dagmar Nikles     2005    Director of BTC
              ----------------------------------------------------
              Leslie Gambon     2007    Director of BTC
              ----------------------------------------------------
              Alan Mason        2009    Managing Director of BTC
              ----------------------------------------------------
              Amy Whitelaw      2010    Director of BTC
              ----------------------------------------------------

                                    *  *  *

For important information about purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 34 of the Prospectus.

LifePath 2030 Portfolio Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT LIFEPATH 2030 PORTFOLIO

Investment Objective
--------------------------------------------------------------------------------

LifePath 2030 Portfolio, a series of BlackRock Funds III ("the Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. LifePath 2030 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of LifePath 2030 Portfolio
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2030 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors) and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase, Redemption and Pricing of Shares" section of the Statement of Additional Information ("SAI").

 SHAREHOLDER FEES                                                           INVESTOR A   INVESTOR C    INSTITUTIONAL CLASS R
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                    SHARES       SHARES         SHARES     SHARES
-----------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as percentage of
 offering price)                                                               5.25%        None            None       None
-----------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as percentage of offering price or
 redemption proceeds, whichever is lower)                                      None/(1)/    1.00%/(2)/      None       None
-----------------------------------------------------------------------------------------------------------------------------

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR      INVESTOR A   INVESTOR C    INSTITUTIONAL CLASS R
 INVESTMENT)                                                                  SHARES       SHARES         SHARES     SHARES
-----------------------------------------------------------------------------------------------------------------------------
Management Fee/(3)/                                                            0.35%        0.35%           0.35%      0.35%
-----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                       0.25%        1.00%           None       0.50%
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                 0.51%        0.51%           0.51%      0.51%
  Administration Fees                                                         0.50%        0.50%           0.50%      0.50%
  Independent Expenses/(4)(5)/                                                0.01%        0.01%           0.01%      0.01%
-----------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(6)/                        0.34%        0.34%           0.34%      0.34%
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(7)/                                     1.45%        2.20%           1.20%      1.70%
-----------------------------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(3)(5)/                             (0.35)%      (0.35)%         (0.35)%    (0.35)%
-----------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense
 Reimbursements/(3)(5)(7)/                                                     1.10%        1.85%           0.85%      1.35%
-----------------------------------------------------------------------------------------------------------------------------

--------
/(1)/A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
/(2)/There is no CDSC on Investor C Shares after one year.
/(3)/BFA, the investment adviser to LifePath 2030 Master Portfolio (the "2030
     Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2030 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), from each investment company in which the 2030 Master Portfolio invests through the close of business on November 30, 2011 (the "contractual waiver"). The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(4)/Independent Expenses have been restated to reflect current fees. /(5)/"Independent Expenses" consist of LifePath 2030 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2030 Portfolio and the 2030 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2030 Portfolio and the 2030 Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and of MIP.

/(6)/"Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2030
     Portfolio's pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(7)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2030 Portfolio and the 2030 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2030 Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in shares of LifePath 2030 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2030 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2030 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
             -----------------------------------------------------
             Investor A Shares      $631   $893   $1,211   $2,110
             -----------------------------------------------------
             Investor C Shares      $288   $619   $1,114   $2,477
             -----------------------------------------------------
             Institutional Shares   $ 87   $310   $  590   $1,391
             -----------------------------------------------------
             Class R Shares         $137   $466   $  855   $1,948
             -----------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
                       ---------------------------------
                          $188   $619   $1,114   $2,477
                       ---------------------------------

PORTFOLIO TURNOVER
The 2030 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the example, affect LifePath 2030 Portfolio's performance. During the most recent fiscal year, the 2030 Master Portfolio's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies of LifePath 2030 Portfolio
--------------------------------------------------------------------------------

LifePath 2030 Portfolio invests all of its assets in the 2030 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds ("the Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2010, LifePath 2030 Portfolio held approximately 75% of its assets in Underlying Funds that invest primarily in equity securities, 25% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2030 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2030 Portfolio's asset mix becomes more conservative -- both prior to and after retirement -- as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2030 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path -- the target allocation among asset classes as the LifePath Portfolios approach their target dates:

                                    [CHART]



The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2030 Portfolio, and determine whether any changes are required to enable LifePath 2030 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2030 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2030 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2030 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2030 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2030 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2030 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2030 Portfolio to meet its investment objective. See "Details About the LifePath Portfolios -- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2030 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in LifePath 2030 Portfolio
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in LifePath 2030 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2030 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2030 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2030 Portfolio.

.. Allocation Risk -- LifePath 2030 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2030 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

..  Debt Securities Risk -- Debt securities, such as bonds, involve credit risk.
   Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2030 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

..  Derivatives Risk -- LifePath 2030 Portfolio's use of derivatives may reduce
   LifePath 2030 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2030 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. Emerging Markets Risk -- Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. Equity Securities Risk -- Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. Foreign Securities Risk -- Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2030 Portfolio will lose money. These risks include:

 . LifePath 2030 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

 . Changes in foreign currency exchange rates can affect the value of LifePath 2030 Portfolio's portfolio.

 . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

 . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

 . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

 . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

..  Investments in Mutual Funds and Exchange Traded Funds Risk -- LifePath 2030
   Portfolio will invest substantially all of its assets in underlying BlackRock funds, so LifePath 2030 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2030 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2030 Portfolio's net asset value ("NAV") will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2030 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2030 Portfolio.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which LifePath 2030 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. Mortgage- and Asset-Backed Securities Risk -- Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2030 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT Investment Risk -- Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2030 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2030 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2030 Portfolio.

..  U.S. Government Obligations Risk -- Certain securities in which LifePath
   2030 Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in LifePath 2030 Portfolio. The bar chart shows the returns for Institutional Shares of LifePath 2030 Portfolio for each of the last ten calendar years. The average annual total return table compares the performance of LifePath 2030 Portfolio to that of the LifePath 2030 Portfolio Custom Benchmark. The LifePath 2030 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2030 Portfolio invests according to their weightings as of the most recent quarter-end. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The performance information for the periods prior to April 30, 2001 (the date the Investor A (formerly Class R) Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor A Shares. The average annual total return table does not reflect the Investor A sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The average annual total return table does not show the annual returns for Investor C and Class R Shares since Investor C and Class R Shares have not commenced operations as of the date of this Prospectus. Annual returns for Investor C and Class R Shares would differ from the annual returns for Institutional Shares because Investor C and Class R Shares are expected to have higher fees and expenses than Institutional Shares. For all periods prior to March 15, 2004, the returns for LifePath 2030 Portfolio reflect the direct investment by the 2030 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2030 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2030 Portfolio expenses during these periods, LifePath 2030 Portfolio's returns would have been lower.

LIFEPATH 2030 PORTFOLIO - INSTITUTIONAL SHARES

                ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

                                   [CHART]

2000    2001    2002     2003    2004   2005   2006   2007   2008     2009
------  ------  -------  -----   -----  -----  -----  -----  -------  ------
-5.65%  -9.94%  -15.73%  23.86%  10.78% 7.63%  15.12% 2.64%  -31.03%  25.77%

During the periods shown in the bar chart, the highest return for a quarter was 16.61% (quarter ended June 30, 2009) and the lowest return for a quarter was -17.90% (quarter ended December 31, 2008). The year-to-date return as of
March 31, 2010 was 3.62%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------
LifePath 2030 Portfolio--Institutional
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        25.77%  1.98%    0.81%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                        24.68%  1.10%   -0.09%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                                16.88%  1.48%    0.39%
--------------------------------------------------------------------------------------------------------------------
LifePath 2030 Portfolio--Investor A
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        25.51%  1.74%    0.50%
--------------------------------------------------------------------------------------------------------------------
LifePath 2030 Portfolio Custom Benchmark (Reflects no deductions for fees, expenses or
 taxes)                                                                                      27.05%  2.70%    1.82%
--------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%  0.69%   -0.20%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                       5.93%  4.97%    6.33%
--------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      43.60%  6.04%    2.69%
--------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or taxes)    0.16%  2.88%    2.84%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                        11.41%  4.63%    7.69%
--------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      38.25%  2.00%    9.21%
--------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser
--------------------------------------------------------------------------------

The 2030 Master Portfolio's investment manager is BFA.

Portfolio Managers
--------------------------------------------------------------------------------

                              PORTFOLIO
                               MANAGER
                               OF THE
                                2030
                               MASTER
                              PORTFOLIO
               NAME             SINCE    TITLE
              ----------------------------------------------------
              Dagmar Nikles     2005    Director of BTC
              ----------------------------------------------------
              Leslie Gambon     2007    Director of BTC
              ----------------------------------------------------
              Alan Mason        2009    Managing Director of BTC
              ----------------------------------------------------
              Amy Whitelaw      2010    Director of BTC
              ----------------------------------------------------

                                    *  *  *

For important information about purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 34 of the Prospectus.

LifePath 2040 Portfolio Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT LIFEPATH 2040 PORTFOLIO

Investment Objective
--------------------------------------------------------------------------------

LifePath 2040 Portfolio, a series of BlackRock Funds III ("the Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. LifePath 2040 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of LifePath 2040 Portfolio
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2040 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors) and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase, Redemption and Pricing of Shares" section of the Statement of Additional Information ("SAI").

 SHAREHOLDER FEES                                                           INVESTOR A   INVESTOR C    INSTITUTIONAL CLASS R
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                    SHARES       SHARES         SHARES     SHARES
-----------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as percentage of
 offering price)                                                               5.25%        None            None       None
-----------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as percentage of offering price or
 redemption proceeds, whichever is lower)                                      None/(1)/    1.00%/(2)/      None       None
-----------------------------------------------------------------------------------------------------------------------------

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR      INVESTOR A   INVESTOR C    INSTITUTIONAL CLASS R
 INVESTMENT)                                                                  SHARES       SHARES         SHARES     SHARES
-----------------------------------------------------------------------------------------------------------------------------
Management Fee/(3)/                                                            0.35%        0.35%           0.35%      0.35%
-----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                       0.25%        1.00%           None       0.50%
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                 0.51%        0.51%           0.51%      0.51%
  Administration Fees                                                         0.50%        0.50%           0.50%      0.50%
  Independent Expenses/(4)(5)/                                                0.01%        0.01%           0.01%      0.01%
-----------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(6)/                        0.34%        0.34%           0.34%      0.34%
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(7)/                                     1.45%        2.20%           1.20%      1.70%
-----------------------------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(3)(5)/                             (0.35)%      (0.35)%         (0.35)%    (0.35)%
-----------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense
 Reimbursements/(3)(5)(7)/                                                     1.10%        1.85%           0.85%      1.35%
-----------------------------------------------------------------------------------------------------------------------------

--------
/(1)/A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
/(2)/There is no CDSC on Investor C Shares after one year.
/(3)/BFA, the investment adviser to LifePath 2040 Master Portfolio (the "2040
     Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2040 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), from each investment company in which the 2040 Master Portfolio invests through the close of business on November 30, 2011 (the "contractual waiver"). The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(4)/Independent Expenses have been restated to reflect current fees. /(5)/"Independent Expenses" consist of LifePath 2040 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2040 Portfolio and the 2040 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2040 Portfolio and the 2040 Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and of MIP.

/(6)/"Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2040
     Portfolio's pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(7)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2040 Portfolio and the 2040 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2040 Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in shares of LifePath 2040 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2040 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2040 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
             -----------------------------------------------------
             Investor A Shares      $631   $893   $1,211   $2,110
             -----------------------------------------------------
             Investor C Shares      $288   $619   $1,114   $2,477
             -----------------------------------------------------
             Institutional Shares   $ 87   $310   $  590   $1,391
             -----------------------------------------------------
             Class R Shares         $137   $466   $  855   $1,948
             -----------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
               --------------------------------------------------
               Investor C Shares   $188   $619   $1,114   $2,477
               --------------------------------------------------

PORTFOLIO TURNOVER
The 2040 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the example, affect LifePath 2040 Portfolio's performance. During the most recent fiscal year, the 2040 Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of LifePath 2040 Portfolio
--------------------------------------------------------------------------------

LifePath 2040 Portfolio invests all of its assets in the 2040 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of the equity, bond and money market funds ("the Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2010, LifePath 2040 Portfolio held approximately 88% of its assets in Underlying Funds that invest primarily in equity securities, 12% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2040 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2040 Portfolio's asset mix becomes more conservative -- both prior to and after retirement -- as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2040 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path -- the target allocation among asset classes as the LifePath Portfolios approach their target dates:

                                    [CHART]



The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2040 Portfolio, and determine whether any changes are required to enable LifePath 2040 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2040 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2040 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2040 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2040 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2040 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2040 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2040 Portfolio to meet its investment objective. See "Details About the LifePath Portfolios -- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2040 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in LifePath 2040 Portfolio
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in LifePath 2040 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2040 Portfolio or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in LifePath 2040 Portfolio. An investment in LifePath 2040 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

.. Allocation Risk -- LifePath 2040 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2040 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

..  Debt Securities Risk -- Debt securities, such as bonds, involve credit risk.
   Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2040 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

..  Derivatives Risk -- LifePath 2040 Portfolio's use of derivatives may reduce
   LifePath 2040 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2040 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. Emerging Markets Risk -- Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. Equity Securities Risk -- Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. Foreign Securities Risk -- Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2040 Portfolio will lose money. These risks include:

 . LifePath 2040 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

 . Changes in foreign currency exchange rates can affect the value of LifePath 2040 Portfolio's portfolio.

 . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

 . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

 . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

 . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

..  Investments in Mutual Funds and Exchange Traded Funds Risk -- LifePath 2040
   Portfolio will invest substantially all of its assets in underlying BlackRock funds, so LifePath 2040 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2040 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2040 Portfolio's net asset value ("NAV") will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2040 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2040 Portfolio.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which LifePath 2040 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. Mortgage- and Asset-backed Securities Risk -- Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2040 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT Investment Risk -- Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2040 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2040 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2040 Portfolio.

..  U.S. Government Obligations Risk -- Certain securities in which LifePath
   2040 Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in LifePath 2040 Portfolio. The bar chart shows the returns for Institutional Shares of LifePath 2040 Portfolio for each of the last ten calendar years. The average annual total return table compares the performance of LifePath 2040 Portfolio to that of the LifePath 2040 Portfolio Custom Benchmark. The LifePath 2040 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2040 Portfolio invests according to their weightings as of the most recent quarter-end. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The performance information for the periods prior to April 30, 2001 (the date the Investor A (formerly Class R) Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor A Shares. The average annual total return table does not reflect the Investor A sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The average annual total return table does not show the annual returns for Investor C and Class R Shares since Investor C and Class R Shares have not commenced operations as of the date of this Prospectus. Annual returns for Investor C and Class R Shares would differ from the annual returns for Institutional Shares because Investor C and Class R Shares are expected to have higher fees and expenses than Institutional Shares. For all periods prior to March 15, 2004, the returns for LifePath 2040 Portfolio reflect the direct investment by 2040 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2040 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2040 Portfolio expenses during these periods, LifePath 2040 Portfolio's returns would have been lower.

LIFEPATH 2040 PORTFOLIO - INSTITUTIONAL SHARES

                ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

 2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
------   ------  ------  ------  ------  ------  ------  ------  ------  ------
-9.71%   -13.41% -18.73% 27.64%   11.43%  8.24%   16.97% 2.03%  -35.40%  28.08%

During the periods shown in the bar chart, the highest return for a quarter was 19.00% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.80% (quarter ended December 31, 2008). The year-to-date return as of
March 31, 2010 was 3.88%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------
LifePath 2040 Portfolio--Institutional
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        28.08%  1.34%   -0.35%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                        27.18%  0.87%   -0.88%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                                18.45%  1.08%   -0.43%
--------------------------------------------------------------------------------------------------------------------
LifePath 2040 Portfolio--Investor A
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        27.85%  1.10%   -0.53%
--------------------------------------------------------------------------------------------------------------------
LifePath 2040 Portfolio Custom Benchmark (Reflects no deductions for fees, expenses or
 taxes)                                                                                      30.52%  2.15%    0.87%
--------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%  0.69%   -0.20%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                       5.93%  4.97%    6.33%
--------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      43.60%  6.04%    2.69%
--------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or taxes)    0.16%  2.88%    2.84%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                        11.41%  4.63%    7.69%
--------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      38.25%  2.00%    9.21%
--------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser
--------------------------------------------------------------------------------

The 2040 Master Portfolio's investment manager is BFA.

Portfolio Managers
--------------------------------------------------------------------------------

                              PORTFOLIO
                               MANAGER
                               OF THE
                                2040
                               MASTER
                              PORTFOLIO
               NAME             SINCE    TITLE
              ----------------------------------------------------
              Dagmar Nikles     2005    Director of BTC
              ----------------------------------------------------
              Leslie Gambon     2007    Director of BTC
              ----------------------------------------------------
              Alan Mason        2009    Managing Director of BTC
              ----------------------------------------------------
              Amy Whitelaw      2010    Director of BTC
              ----------------------------------------------------

                                    *  *  *

For important information about purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 34 of the Prospectus.

LifePath 2050 Portfolio Overview

--------------------------------------------------------------------------------

Key Facts About LifePath 2050 Portfolio

Investment Objective
--------------------------------------------------------------------------------

LifePath 2050 Portfolio, a series of BlackRock Funds III ("the Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050. LifePath 2050 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of LifePath 2050 Portfolio
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2050 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors) and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase, Redemption and Pricing of Shares" section of the Statement of Additional Information ("SAI").

 SHAREHOLDER FEES                                                           INVESTOR A   INVESTOR C    INSTITUTIONAL CLASS R
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                    SHARES       SHARES         SHARES     SHARES
-----------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as percentage of
 offering price)                                                               5.25%        None            None       None
-----------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as percentage of offering price or
 redemption proceeds, whichever is lower)                                      None/(1)/    1.00%/(2)/      None       None
-----------------------------------------------------------------------------------------------------------------------------

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR      INVESTOR A   INVESTOR C    INSTITUTIONAL CLASS R
 INVESTMENT)                                                                  SHARES       SHARES         SHARES     SHARES
-----------------------------------------------------------------------------------------------------------------------------
Management Fee/(3)/                                                            0.35%        0.35%           0.35%      0.35%
-----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                       0.25%        1.00%           None       0.50%
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                 0.83%        0.83%           0.83%      0.83%
  Administration Fees                                                         0.50%        0.50%           0.50%      0.50%
  Independent Expenses/(4)(5)/                                                0.33%        0.33%           0.33%      0.33%
-----------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(6)/                        0.34%        0.34%           0.34%      0.34%
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(7)/                                     1.77%        2.52%           1.52%      2.02%
-----------------------------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(3)(5)/                             (0.67)%      (0.67)%         (0.67)%    (0.67)%
-----------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense
 Reimbursements/(3)(5)(7)/                                                     1.10%        1.85%           0.85%      1.35%
-----------------------------------------------------------------------------------------------------------------------------

--------
/(1)/A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
/(2)/There is no CDSC on Investor C Shares after one year.
/(3)/BFA, the investment adviser to LifePath 2050 Master Portfolio (the "2050
    Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2050 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), from each investment company in which the 2050 Master Portfolio invests through the close of business on November 30, 2011 (the "contractual waiver"). The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(4)/Independent Expenses have been restated to reflect current fees. /(5)/"Independent Expenses" consist of LifePath 2050 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services in connection with LifePath 2050 Portfolio and the 2050 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2050 Portfolio and the 2050 Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and of MIP.

/(6)/"Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2050
     Portfolio's pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(7)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2050 Portfolio and the 2050 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2050 Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in shares of LifePath 2050 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2050 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2050 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
             -----------------------------------------------------
             Investor A Shares      $631   $926   $1,312   $2,391
             -----------------------------------------------------
             Investor C Shares      $288   $653   $1,216   $2,751
             -----------------------------------------------------
             Institutional Shares   $ 87   $345   $  698   $1,694
             -----------------------------------------------------
             Class R Shares         $137   $500   $  961   $2,237
             -----------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
               --------------------------------------------------
               Investor C Shares   $188   $653   $1,216   $2,751
               --------------------------------------------------

PORTFOLIO TURNOVER
The 2050 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the example, affect LifePath 2050 Portfolio's performance. During the most recent fiscal year, the 2050 Master Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies of LifePath 2050 Portfolio
--------------------------------------------------------------------------------

LifePath 2050 Portfolio invests all of its assets in the 2050 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds ("the Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of March 31, 2010, LifePath 2050 Portfolio held approximately 98% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2050 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2050 Portfolio's asset mix becomes more conservative -- both prior to and after retirement -- as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2050 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path -- the target allocation among asset classes as the LifePath Portfolios approach their target dates:

                                    [CHART]



The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2050 Portfolio, and determine whether any changes are required to enable LifePath 2050 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2050 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2050 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2050 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2050 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2050 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2050 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2050 Portfolio to meet its investment objective. See "Details About the LifePath Portfolios -- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2050 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in LifePath 2050 Portfolio
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in LifePath 2050 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2050 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2050 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2050 Portfolio.

.. Allocation Risk -- LifePath 2050 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2050 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

..  Debt Securities Risk -- Debt securities, such as bonds, involve credit risk.
   Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2050 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

..  Derivatives Risk -- LifePath 2050 Portfolio's use of derivatives may reduce
   LifePath 2050 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2050 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. Emerging Markets Risk -- Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. Equity Securities Risk -- Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. Extension Risk--When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. Foreign Securities Risk -- Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2050 Portfolio will lose money. These risks include:

 . LifePath 2050 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

 . Changes in foreign currency exchange rates can affect the value of LifePath 2050 Portfolio's portfolio.

 . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

 . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

 . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

 . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

..  Investments in Mutual Funds and Exchange Traded Funds Risk -- LifePath 2050
   Portfolio will invest substantially all of its assets in underlying BlackRock funds, so LifePath 2050 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2050 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2050 Portfolio's net asset value ("NAV") will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2050 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2050 Portfolio.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which LifePath 2050 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. Mortgage- and Asset-Backed Securities Risk -- Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2050 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT Investment Risk -- Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2050 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2050 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2050 Portfolio.

..  U.S. Government Obligations Risk -- Certain securities in which LifePath
   2050 Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in LifePath 2050 Portfolio. The bar chart shows the returns for Institutional Shares of LifePath 2050 Portfolio for the last calendar year. The average annual total return table compares the performance of LifePath 2050 Portfolio to that of the LifePath 2050 Portfolio Custom Benchmark. The LifePath 2050 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2050 Portfolio invests according to their weightings as of the most recent quarter-end. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The average annual total return table does not reflect the Investor A sales charge. If such charges were reflected, the returns shown for Investor A Shares would be lower. The average annual total return table does not show the annual returns for Investor C and Class R Shares since Investor C and Class R Shares have not commenced operations as of the date of this Prospectus. Annual returns for Investor C and Class R Shares would differ from the annual returns for Institutional Shares because Investor C and Class R Shares are expected to have higher fees and expenses than Institutional Shares. How LifePath 2050 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2050 Portfolio expenses during these periods, LifePath 2050 Portfolio's returns would have been lower.

LIFEPATH 2050 PORTFOLIO - INSTITUTIONAL SHARES

                 ANNUAL TOTAL RETURNS (YEAR ENDED DECEMBER 31)

                                    [CHART]

                                      2009
                                     -----
                                     30.35%

During the period shown in the bar chart, the highest return for a quarter was 21.06% (quarter ended June 30, 2009) and the lowest return for a quarter was -12.76% (quarter ended March 31, 2009). The year-to-date return as of March 31, 2010 was 4.14%.

                                                                                                              SINCE
                                                                                                            INCEPTION
 AS OF 12/31/09                                                                                             (JUNE 30,
 AVERAGE ANNUAL TOTAL RETURNS                                                                        1 YEAR   2008)
---------------------------------------------------------------------------------------------------------------------
LifePath 2050 Portfolio--Institutional
---------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                                30.35%   -7.86%
---------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                                28.59%   -8.77%
---------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                                        19.85%   -7.12%
---------------------------------------------------------------------------------------------------------------------
LifePath 2050 Portfolio--Investor A
---------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                                30.08%   -8.07%
---------------------------------------------------------------------------------------------------------------------
LifePath 2050 Portfolio Custom Benchmark (Reflects no deductions for fees, expenses or taxes)        34.11%   -6.38%
---------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                                  27.25%     N/A
---------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees, expenses or taxes)       5.93%     N/A
---------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees, expenses or taxes)    43.60%     N/A
---------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or taxes)            0.16%     N/A
---------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (Reflects no
 deductions for fees, expenses or taxes)                                                             11.41%     N/A
---------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees, expenses or taxes)       38.25%     N/A
---------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser
--------------------------------------------------------------------------------

The 2050 Master Portfolio's investment manager is BFA.

Portfolio Managers
--------------------------------------------------------------------------------

                              PORTFOLIO
                               MANAGER
                               OF THE
                                2050
                               MASTER
                              PORTFOLIO
               NAME             SINCE    TITLE
              ----------------------------------------------------
              Dagmar Nikles     2008    Director of BTC
              ----------------------------------------------------
              Leslie Gambon     2008    Director of BTC
              ----------------------------------------------------
              Alan Mason        2009    Managing Director of BTC
              ----------------------------------------------------
              Amy Whitelaw      2010    Director of BTC
              ----------------------------------------------------

                                    *  *  *

For important information about purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please see "Important Additional Information" below.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of LifePath Portfolio Shares
--------------------------------------------------------------------------------

You may purchase or redeem shares of the LifePath Portfolios each day the New York Stock Exchange ("NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through BlackRock, Inc. ("BlackRock"), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. Each LifePath Portfolio's initial and subsequent investment minimums generally are as follows, although the LifePath Portfolio may reduce or waive the minimums in some cases:

            INVESTOR A AND INVESTOR C SHARES  INSTITUTIONAL SHARES                CLASS R SHARES
---------------------------------------------------------------------------------------------------------
MINIMUM     $1,000 for all accounts except:   $2 million for institutions and     $100 for all accounts.
INITIAL     $250 for certain fee-based          individuals.
INVESTMENT    programs.                       Institutional Shares are
            $100 for retirement plans.          available to clients of
            $50, if extablishing Automatic      registered investment advisors
              Investment Plan ("AIP").          who have $250,000 invested
                                                in the LifePath Portfolio.
---------------------------------------------------------------------------------------------------------
MINIMUM     $50 for all accounts except       No subsequent minimum.              No subsequent minimum.
ADDITIONAL  certain retirement plans and
INVESTMENT  payroll deduction programs may
            have a lower minimum.
---------------------------------------------------------------------------------------------------------

Tax Information
--------------------------------------------------------------------------------

Each LifePath Portfolio's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of a LifePath Portfolio through a broker-dealer or other financial intermediary, the LifePath Portfolio and BlackRock Investments, LLC, each LifePath Portfolio's distributor, or its affiliates may pay the intermediary for the sale of the LifePath Portfolio shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Portfolio over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the LifePath Portfolios

--------------------------------------------------------------------------------

Investment Time Horizons
--------------------------------------------------------------------------------

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments, in other words, the time when they will cease making new contributions to their investments. For many LifePath Portfolio investors, their time horizon is tied to the date that they plan to retire and begin gradually utilizing their investment to support themselves in retirement. For other LifePath Portfolio investors, their time horizon may represent the date when they plan to make substantial withdrawals for another purpose, such as a major purchase.

As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, as described in its investment objective in each LifePath Portfolio's "Key Facts" section in this Prospectus, which affects the targeted risk level of that LifePath Portfolio and, in turn, its asset allocation.

The allocations for LifePath Retirement Portfolio reflect the expectation that investors in or near retirement, or otherwise seeking current income, are willing to take some risk of loss of their investment in hopes of achieving moderate long term growth of capital. LifePath Retirement Portfolio is designed to help balance two risk factors that investors face during retirement: market risk (potential declines in market values) and longevity risk (living longer than expected). Specifically, the portfolio seeks to enable investors to maintain a steady withdrawal rate (about 3-5% per year) throughout their retirement without exhausting their investment. There is no guarantee that the performance of LifePath Retirement Portfolio will be sufficient to enable this withdrawal rate or that any one withdrawal rate is appropriate for all investors. Investors should work with a financial advisor or other expert to determine a sustainable withdrawal rate for their circumstances, and that withdrawal rate should be periodically reassessed throughout retirement as the value of the investor's portfolio changes.

Each LifePath Portfolio has a distinct investment objective tied to its time horizon:

   . LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

   . LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

   . LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

   . LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

   . LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

You should carefully consider the asset allocation and risks of each LifePath Portfolio before deciding whether to invest.

The LifePath Portfolios are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (each, a "Master Portfolio") of MIP, a mutual fund that has the same objective and strategies as the applicable LifePath Portfolio. LifePath Retirement Portfolio invests all of its assets in Retirement Master Portfolio. LifePath 2020 Portfolio invests all of its assets in 2020 Master Portfolio. LifePath 2030 Portfolio invests all of its assets in 2030 Master Portfolio. LifePath 2040 Portfolio invests all of its assets in 2040 Master Portfolio. LifePath 2050 Portfolio invests all of its assets in 2050 Master Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of Underlying Funds in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for LifePath Retirement Portfolio, which is already in its most conservative phase. BFA is the investment adviser to the Master Portfolios. For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the applicable Master Portfolio, unless otherwise indicated. A description of the relationship of the LifePath Portfolios to their respective Master Portfolios appears below under the heading "Account Information -- Master/Feeder and Fund of Funds Structures."

WHICH LIFEPATH PORTFOLIO TO CONSIDER
The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year -- a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2025, as in this example, you may conclude that LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

The investment mix of the LifePath Portfolios gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolios increasingly conservative.

In making your investment decision, you should keep in mind:

.. The LifePath Portfolios' investment strategies derive from the risk tolerance of average investors with a particular time horizon.

.. The LifePath Portfolios' time horizons are based on the year in their name, except for LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

A Further Discussion of Principal Investment Strategies
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Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the Master Portfolios with shorter time horizons have lower expected returns than the Master Portfolios with longer time horizons. In addition to investing in Underlying Funds, each Master Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios' combined SAI.

As each Master Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a Master Portfolio as it approaches its time horizon.

For example, LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, almost all of LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds.

In determining the allocation of assets to the Underlying Funds, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Details About the LifePath Portfolios -- A Further Discussion of Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for LifePath Retirement Portfolio, which is already in its most conservative phase.

When a LifePath Portfolio reaches its stated time horizon and enters its most conservative phase, the allocation of its assets is expected to be similar to that of LifePath Retirement Portfolio. Such LifePath Portfolio and LifePath Retirement Portfolio may then continue to operate as separate funds or, subject to approval by the Trust's Board of Trustees, they may be merged into a single fund.

THE UNDERLYING FUNDS
Two of the Underlying Funds -- Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio -- are diversified portfolios of MIP. Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BFA invests Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

The remaining Underlying Funds, other than BlackRock Cash Funds: Institutional (the "Underlying Money Market Fund"), are ETFs that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their NAV per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

Active Stock Master Portfolio
Active Stock Master Portfolio seeks to provide long-term appreciation of capital. Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Standard & Poor's ("S&P") 500 Index(R). BFA invests Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BFA considers risk parameters in deciding upon Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

CoreAlpha Bond Master Portfolio
CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; U.S. dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Institutional seeks a high level of income consistent with liquidity and the preservation of capital. BlackRock Cash Funds:
Institutional invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. BlackRock Cash Funds: Institutional also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), U.S. and foreign bank obligations, corporate obligations, repurchase agreements and asset-backed securities.

Underlying iShares Funds
In managing each of the Underlying iShares Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index(R), which measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index/TM/, which measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index/TM/ have a market capitalization between $750 million and $3.3 billion (which may fluctuate depending on the overall level of the equity markets) as of May 29, 2009 and are selected for liquidity and industry group representation. The S&P MidCap 400 Index/TM/ consists of stocks from a broad range of industries.

iShares S&P SmallCap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index/TM/, which measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index/TM/ have a market capitalization between $200 million and $1 billion (which may fluctuate depending on the overall level of the equity markets) as of May 29, 2009 and are selected for liquidity and industry group representation.

iShares S&P National AMT-Free Municipal Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P National AMT-Free Municipal Bond Index, which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of May 31, 2009, there were 8,709 issues in the S&P National AMT-Free Municipal Bond Index.

iShares S&P North American Natural Resources Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector Index/TM/, which measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.

iShares Russell Midcap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000(R) Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index, which measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000(R) Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Major Index (the "Cohen & Steers Index"), which consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index. Within the REIT market, the Cohen & Steers Index is diversified across property sectors that represent the current market.

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which measures the stock performance of companies engaged in the ownership and development of the following real estate markets defined as developed by FTSE EPRA/NAREIT: Canada, Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom (including the Channel Islands)), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand and Singapore). As of
May 29, 2009, the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

iShares MSCI Canada Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index developed by MSCI, Inc. ("MSCI"). The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE(R) Index, which has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

iShares MSCI EAFE Small Cap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index, which represents the small cap size segment of the MSCI EAFE Index. The MSCI EAFE(R) Index includes securities from Europe, Australasia and the Far East. Under MSCI's Global Investable Market Index methodology, the small cap universe consists of the securities of those companies whose securities are not included in the large cap or mid cap segments of a particular market, which together comprise approximately 85% of each market's free float-adjusted market capitalization. The small cap segment covers the 85%-99% range of each market's free float-adjusted market capitalization.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. As of September 30, 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the MSCI Emerging Markets Index. BFA waives a portion of its advisory fees otherwise due from the iShares MSCI Emerging Markets Index Fund in an amount equal to the portfolio management fees incurred by assets that are invested in shares of other iShares funds.

iShares Barclays 1-3 Year Credit Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

iShares Barclays 1-3 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

iShares Barclays 3-7 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 3-7 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

iShares Barclays 7-10 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 7-10 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

iShares Barclays 10-20 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 10-20 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

iShares Barclays 20+ Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 20+ Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 years or more.

iShares Barclays Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Capital U.S. Aggregate Bond Index have $250 million or more of outstanding face value and have at least one year remaining to maturity. In addition, the securities must be U.S. dollar-denominated, fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is market capitalization weighted and the securities are updated on the last calendar day of each month.

iShares Barclays Credit Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year.

iShares Barclays Government/Credit Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year.

iShares Barclays Intermediate Credit Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

iShares Barclays Intermediate Government/Credit Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Government/ Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years.

iShares Barclays MBS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. MBS Index, which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation.

iShares Barclays Short Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Short Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

iShares Barclays TIPS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."

iShares JPMorgan USD Emerging Markets Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index, which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries.

iShares iBoxx $ High Yield Corporate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx(R) $ Liquid High Yield Index, which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the International Index Company Limited ("IIC"). The iBoxx(R) $ Liquid High Yield Index is designed to provide a broad representation of the U.S. dollar-denominated high yield liquid corporate bond market. The iBoxx(R) $ Liquid High Yield Index is a modified market value weighted index. There is no limit to the number of issues in the iBoxx(R) $ Liquid High Yield Index, but as of June 30, 2009, the iBoxx(R) $ Liquid High Yield Index included approximately 281 constituents.

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2010. BFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time:

                               UNDERLYING FUNDS
                            (as of March 31, 2010)

                                                         LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH
                                                        RETIREMENT   2020      2030      2040      2050
                                                        PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
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 CAPITAL GROWTH
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MIP--Active Stock Master Portfolio                        19.45%     30.45%    38.39%    44.64%    49.18%
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iShares S&P MidCap 400 Index Fund                          4.93%      5.87%     6.54%     7.14%     8.10%
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iShares S&P SmallCap 600 Index Fund                        2.18%      2.58%     2.89%     3.16%     3.54%
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iShares MSCI EAFE Index Fund                               6.74%     10.08%    12.60%    14.73%    17.01%
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iShares Cohen & Steers Realty Majors Index Fund            0.62%      1.87%     2.73%     3.50%     4.01%
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iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
 Index Fund                                                0.99%      2.99%     4.43%     5.62%     6.40%
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iShares MSCI Emerging Markets Index Fund                   2.40%      3.70%     4.66%     5.47%     6.09%
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iShares MSCI Canada Index Fund                             0.82%      1.25%     1.54%     1.82%     2.02%
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iShares MSCI EAFE Small Cap Index Fund                     0.81%      1.25%     1.47%     1.72%     2.00%
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 CAPITAL GROWTH AND INCOME
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MIP--CoreAlpha Bond Master Portfolio                      51.96%     34.27%    21.48%    10.89%     0.99%
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iShares Barclays TIPS Bond Fund                            8.87%      5.49%     3.08%     1.08%      N/A
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 INCOME
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BlackRock Cash Funds: Institutional--SL Agency Shares      0.23%      0.20%     0.19%     0.23%     0.66%
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Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

"Standard & Poor's(R)," "S&P(R)," "S&P 500 Index(R)," "S&P MidCap 400 Index(TM)," "S&P SmallCap 600 Index(TM)," "S&P National AMT-Free Municipal Bond Index(TM)," and "S&P North American Natural Resources Sector Index(TM)" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BTC. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and iShares S&P North American Natural Resources Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"FTSE," "EPRA," "NAREIT" and "FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index" are marks that have been licensed for use for certain purposes by BTC. The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the "FTSE Licensor Parties"), and the FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"Cohen & Steers" and "Cohen & Steers Realty Majors Index" are trademarks of Cohen & Steers Capital Management, Inc. ("Cohen & Steers") licensed for use for certain purposes by BTC. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"Barclays Capital Inc.," "Barclays Capital U.S. 1-3 Year Credit Bond Index," "Barclays Capital U.S. 1-3 Year Treasury Bond Index," "Barclays Capital U.S. 3-7 Year Treasury Bond Index," "Barclays Capital U.S. 7-10 Year Treasury Bond Index," "Barclays Capital U.S. 10-20 Year Treasury Bond Index," "Barclays Capital U.S. 20+ Year Treasury Bond Index," "Barclays Capital U.S. Aggregate Bond Index," "Barclays Capital U.S. Credit Bond Index," "Barclays Capital U.S. Government/Credit Bond Index," "Barclays Capital U.S. Intermediate Credit Bond Index," "Barclays Capital U.S. Intermediate Government/Credit Bond Index," "Barclays Capital U.S. MBS Index," "Barclays Capital U.S. Short Treasury Bond Index," and the "Barclays Capital U.S. Treasury Inflation Protected Securities
(TIPS) Index (Series-L)" (collectively referred to as the "iShares Bond Fund Indexes") are trademarks of Barclays Bank PLC licensed for use for certain purposes by BTC. The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares

Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund are not sponsored, endorsed, sold or promoted by Barclays Capital Inc. ("Barclays Capital"), and Barclays Capital makes no representation or warranty, express or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital. Neither BTC nor BFA has or will have a role in maintaining the iShares Bond Fund Indexes.

"MSCI Canada Index/SM/," "MSCI EAFE(R) Index" and "MSCI Emerging Markets Index/SM/" are servicemarks and "MSCI EAFE Small Cap Index" is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI, and neither MSCI nor any other party makes any representation or warranty, express or implied, regarding the advisability of investing in iShares.

A Further Discussion of Risk Factors
--------------------------------------------------------------------------------

This section contains a description of the general risks of investing in the LifePath Portfolios. "Description of the LifePath Portfolios and their Investments and Risks" in the SAI also includes more information about the LifePath Portfolios, their investments and the related risks. There can be no guarantee that a LifePath Portfolio will meet its objective or that a LifePath Portfolio's performance will be positive for any period of time. An investment in a LifePath Portfolio is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency.

GENERAL
The NAV of each LifePath Portfolio's shares is neither insured nor guaranteed, is not fixed and will fluctuate.

GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS

Allocation Risk -- The LifePath Portfolios' ability to achieve their investment goals depends upon BFA's skill in determining the LifePath Portfolios' strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the Underlying Funds will achieve their investment objectives, and the Underlying Funds' performance may be lower than the performance of the asset class which they were selected to represent. The Underlying Funds may change their investment objectives or policies without the approval of the LifePath Portfolios. If an Underlying Fund were to change its investment objective or policies, the LifePath Portfolios might be forced to withdraw their investment from the Underlying Fund at a disadvantageous time and price.

Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

Debt Securities Risk -- Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the LifePath Portfolios' investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Derivatives Risk -- The LifePath Portfolios' use of derivatives may reduce the LifePath Portfolios' returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Portfolios' use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Portfolios to sell or otherwise close a derivatives position could expose the LifePath Portfolios to losses and could make derivatives more difficult for the LifePath Portfolios to value accurately. The LifePath Portfolios could also suffer losses related to their derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the LifePath Portfolios' derivatives positions to lose value. When a derivative is used as a hedge against a position that the LifePath Portfolios hold, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the LifePath Portfolios' hedging transactions will be effective. The income from certain derivatives may be subject to U.S. federal income tax.

Emerging Markets Risk -- The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the LifePath Portfolio could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the LifePath Portfolio's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Equity Securities Risk -- Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the LifePath Portfolios could decline if the financial condition of the companies the LifePath Portfolios invest in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Securities Risk -- Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Portfolio will lose money. In particular, the LifePath Portfolio is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the LifePath Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States -- The LifePath Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the LifePath Portfolio's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the LifePath Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the LifePath Portfolio can earn on its investments and typically results in a higher operating expense ratio for the LifePath Portfolio than for investment companies invested only in the United States.

Currency Risk -- Securities and other instruments in which the LifePath Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the LifePath Portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk -- The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the LifePath Portfolio's ability to purchase or sell foreign securities or transfer the LifePath Portfolio's assets or income back into the United States, or otherwise adversely affect the LifePath Portfolio's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the LifePath Portfolio's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the LifePath Portfolio's investments.

Governmental Supervision and Regulation/Accounting Standards -- Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the LifePath Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for LifePath Portfolio management to completely and accurately determine a company's financial condition.

Settlement Risk -- Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the LifePath Portfolio to carry out transactions. If the LifePath Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the LifePath Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the LifePath Portfolio could be liable for any losses incurred.

Investments in Mutual Funds and ETFs Risk -- Each LifePath Portfolio will invest substantially all of its assets in Underlying Funds, so the LifePath Portfolio's investment performance is directly related to the performance of the Underlying Funds. The LifePath Portfolios may also directly invest in ETFs. The LifePath Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Portfolios will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs. For example, the LifePath Portfolios indirectly pay a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds and ETFs.

One Underlying Fund may buy the same securities that another Underlying Fund sells. In addition, a LifePath Portfolio may buy the same securities that an Underlying Fund sells, or vice-versa. If this happens, an investor in the LifePath Portfolio would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in a LifePath Portfolio may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the LifePath Portfolio. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the LifePath Portfolios.

In order to minimize expenses, the LifePath Portfolios intend to invest in the class of shares of each Underlying Fund with the lowest shareholder fees and net fund operating expenses. As the Underlying Funds or the LifePath Portfolios' allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the LifePath Portfolios may increase or decrease.

Underlying iShares Funds are subject to additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Portfolios. The major risks of junk bond investments include:

.. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

.. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

.. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

.. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the LifePath Portfolios before it matures. If the issuer redeems junk bonds, the LifePath Portfolios may have to invest the proceeds in bonds with lower yields and may lose income.

.. Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the LifePath Portfolios' securities than is the case with securities trading in a more liquid market.

.. The LifePath Portfolios may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

.. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the LifePath Portfolios invest will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mortgage- and Asset-Backed Securities Risk -- Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, mortgage- and asset-backed backed securities are subject to "prepayment risk" and "extension risk." Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The LifePath Portfolios' investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The LifePath Portfolios' investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations ("CMOs"). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the LifePath Portfolios invest in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by BFA, it is possible that the LifePath Portfolios could lose all or substantially all of their investment.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the LifePath Portfolios' mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the LifePath Portfolios may invest may also provide a degree of investment leverage, which could cause the LifePath Portfolios to lose all or substantially all of their investment.

Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Portfolios may have to invest their proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

REIT Investment Risk -- In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Portfolios may lose money and there may be a delay in recovering the loaned securities. The LifePath Portfolios could also lose money if they do not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Portfolios.

U.S. Government Obligations Risk -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

Each LifePath Portfolio must maintain cash balances to meet redemption requests, which may lower overall portfolio performance.

FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.

Account Information

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Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. Those Class R shareholder accounts established prior to May 3, 2010 will be grandfathered and be eligible to purchase Investor A Shares at net asset value. A new Class R share class was established on May 3, 2010. Prior to May 3, 2010, Institutional Shares were designated Class I Shares.

How to Choose the Share Class that Best Suits Your Needs
--------------------------------------------------------------------------------

Each LifePath Portfolio currently offers multiple share classes (Investor A, Investor C, Institutional and Class R Shares in this Prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional ("financial intermediary") can help you determine which share class is best suited to your personal financial goals. Investor A and Investor C Shares are sometimes referred to herein collectively as "Investor Shares".

For example, if you select Institutional Shares, you will not pay any sales charge. However, only certain investors may buy Institutional Shares. If you select Investor A Shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C or Class R Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor C Shares and 0.25% per year for Class R Shares, and a service fee of 0.25% per year for both classes of shares under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Because these fees are paid out of a LifePath Portfolio's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C Shares. Classes with lower expenses will have higher net asset values and dividends relative to other share classes.

Each LifePath Portfolio's shares are distributed by BlackRock Investments, LLC (the "Distributor"), an affiliate of BFA.

The table below summarizes key features of each of the share classes of the LifePath Portfolios.

                         SHARE CLASSES AT A GLANCE/1/

                    INVESTOR A              INVESTOR C/2,3/         INSTITUTIONAL              CLASS R
-------------------------------------------------------------------------------------------------------------------------
AVAILABILITY        Generally available     Generally available     Limited to certain         Available only to certain
                    through financial       through financial       investors, including:      retirement plans.
                    intermediaries.         intermediaries.         Current Institutional
                                                                     shareholders that
                                                                     meet certain
                                                                     requirements
                                                                    Certain retirement
                                                                     plans
                                                                    Participants in certain
                                                                     programs sponsored
                                                                     by BlackRock or its
                                                                     affiliates or financial
                                                                     intermediaries
                                                                    Certain employees
                                                                     and affiliates of
                                                                     BlackRock or its
                                                                     affiliates
-------------------------------------------------------------------------------------------------------------------------
MINIMUM INVESTMENT  $1,000 for all          $1,000 for all          $2 million for             $100 for all accounts
                     accounts except:        accounts except:        institutions and
                    $250 for certain        $250 for certain         individuals
                     fee-based programs      fee-based programs     Institutional Shares
                    $100 for retirement     $100 for retirement      are available to
                     plans                   plans                   clients of registered
                    $50, if establishing    $50, if establishing     investment advisors
                     Automatic Investment    Automatic Investment    who have $250,000
                     Plan (AIP)              Plan (AIP)              invested in the
                                                                     LifePath Portfolio.
-------------------------------------------------------------------------------------------------------------------------

                         SHARE CLASSES AT A GLANCE/1/

                          INVESTOR A                  INVESTOR C/2,3/            INSTITUTIONAL
------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE?     Yes. Payable at time of     No. Entire purchase price  No. Entire purchase price
                          purchase. Lower sales       is invested in shares of   is invested in shares of
                          charges are available for   the LifePath Portfolio.    the LifePath Portfolio.
                          larger investments.
------------------------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE?    No. (May be charged for     Yes. Payable if you        No.
                          purchases of $1 million     redeem within one year
                          or more that are            of purchase.
                          redeemed within
                          eighteen months.)
------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE  No Distribution Fee.        0.75% Annual               No.
(12B-1) FEES?             0.25% Annual Service        Distribution Fee. 0.25%
                          Fee.                        Annual Service Fee.
------------------------------------------------------------------------------------------------------------
REDEMPTION FEES?          No.                         No.                        No.
------------------------------------------------------------------------------------------------------------
CONVERSION TO INVESTOR A  N/A                         No.                        No.
SHARES?
------------------------------------------------------------------------------------------------------------
ADVANTAGE                 Makes sense for             No up-front sales charge   No up-front sales charge
                          investors who are eligible  so you start off owning    so you start off owning
                          to have the sales charge    more shares. These         more shares.
                          reduced or eliminated or    shares may make sense
                          who have a long-term        for investors who have a
                          investment horizon          shorter investment
                          because there are no        horizon relative to
                          ongoing distribution fees.  Investor A Shares.
------------------------------------------------------------------------------------------------------------
DISADVANTAGE              You pay a sales charge      You pay ongoing            Limited availability.
                          up-front, and therefore     distribution fees each
                          you start off owning        year you own Investor C
                          fewer shares.               Shares, which means
                                                      that over the long term
                                                      you can expect higher
                                                      total fees per share than
                                                      Investor A Shares, and
                                                      as a result, lower total
                                                      performance.
------------------------------------------------------------------------------------------------------------

                          INVESTOR A                  CLASS R
--------------------------------------------------------------------------------
INITIAL SALES CHARGE?     Yes. Payable at time of     No. Entire purchase price
                          purchase. Lower sales       is invested in shares of
                          charges are available for   the LifePath Portfolio.
                          larger investments.
--------------------------------------------------------------------------------
DEFERRED SALES CHARGE?    No. (May be charged for     No.
                          purchases of $1 million
                          or more that are
                          redeemed within
                          eighteen months.)
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE  No Distribution Fee.        0.25% Annual
(12B-1) FEES?             0.25% Annual Service        Distribution Fee. 0.25%
                          Fee.                        Annual Service Fee.
--------------------------------------------------------------------------------
REDEMPTION FEES?          No.                         No.
--------------------------------------------------------------------------------
CONVERSION TO INVESTOR A  N/A                         No.
SHARES?
--------------------------------------------------------------------------------
ADVANTAGE                 Makes sense for             No up-front sales charge
                          investors who are eligible  so you start off owning
                          to have the sales charge    more shares.
                          reduced or eliminated or
                          who have a long-term
                          investment horizon
                          because there are no
                          ongoing distribution fees.
--------------------------------------------------------------------------------
DISADVANTAGE              You pay a sales charge      Limited availability. You
                          up-front, and therefore     pay ongoing distribution
                          you start off owning        fees each year you own
                          fewer shares.               Class R Shares, which
                                                      means that over the long
                                                      term you can expect
                                                      higher total fees per
                                                      share than Investor A
                                                      Shares and, as a result,
                                                      lower total performance.
--------------------------------------------------------------------------------

/1/ Please see "Details about the Share Classes" for more information about each share class.
/2/ If you establish a new account directly with the LifePath Portfolio and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor C Shares will not be accepted.
/3/ The LifePath Portfolios will not accept a purchase order of $500,000 or more for Investor C Shares. Your financial intermediary may set a lower maximum for Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional and Class R Share requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Details About the Share Classes
--------------------------------------------------------------------------------

INVESTOR A SHARES -- INITIAL SALES CHARGE OPTION
The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

                                                                      DEALER
                                    SALES CHARGE   SALES CHARGE    COMPENSATION
                                     AS A % OF    AS A % OF YOUR    AS A % OF
YOUR INVESTMENT                    OFFERING PRICE INVESTMENT/(1)/ OFFERING PRICE
---------------                    -------------- --------------  --------------
Less than $25,000                       5.25%          5.54%           5.00%
$25,000 but less than $50,000           4.75%          4.99%           4.50%
$50,000 but less than $100,000          4.00%          4.17%           3.75%
$100,000 but less than $250,000         3.00%          3.09%           2.75%
$250,000 but less than $500,000         2.50%          2.56%           2.25%
$500,000 but less than $750,000         2.00%          2.04%           1.75%
$750,000 but less than $1,000,000       1.50%          1.52%           1.25%
$1,000,000 and over/(2)/                0.00%          0.00%             --/(2)/

--------
/(1)/Rounded to the nearest one-hundredth percent.
/(2)/If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BFA compensates the financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of the LifePath Portfolios' dividends or capital gains.

SALES CHARGES REDUCED OR ELIMINATED FOR INVESTOR A SHARES
There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Investor A Shares -- Initial Sales Charge Options" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under "Account Services and Privileges"), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BFA and its affiliates ("BlackRock Funds") owned by:
(a) the investor, (b) the investor's spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor's holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor's other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of a LifePath Portfolio, the investor should inform the financial professional, financial intermediary or the BlackRock Funds of any other shares of the LifePath Portfolio or any other BlackRock Fund owned by: (a) the investor, (b) the investor's spouse and any children under the age of 21, or
(c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation -- including account statements and records of the original cost of the shares owned by the investor, the investor's spouse and/or children under the age of 21 -- showing that the investor qualifies for a reduced sales charge. The investor should retain these records because -- depending on where an account is held or the type of account -- the LifePath Portfolios' and/or the investor's financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the LifePath Portfolios' SAI or contact your financial professional or financial intermediary.

LETTER OF INTENT
An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by a LifePath Portfolio, and the investor must tell the LifePath Portfolio that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by a LifePath Portfolio are not counted toward the sales charge reduction. During the term of the Letter of Intent, a LifePath Portfolio will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, a LifePath Portfolio will redeem enough of the Investor A Shares held in escrow to pay the difference.

RIGHT OF ACCUMULATION
Investors have a "right of accumulation" under which the current value of an investor's existing Investor A and A1, Investor B, B1 and B2, Investor C, C1 and C2 and Institutional Shares in most BlackRock Funds and the investment in the BlackRock CollegeAdvantage 529 program by the investor or by or on behalf of the investor's spouse and minor children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

OTHER FRONT-END SALES CHARGE WAIVERS
A sales charge waiver on a purchase of Investor A Shares may also apply for:

.. Authorized qualified employee benefit plans or savings plans and rollovers of current investments in a LifePath Portfolio through such plans

..  Persons investing through an authorized payroll deduction plan

.. Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")

.. Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a LifePath Portfolio

..  Persons associated with a LifePath Portfolio, the LifePath Portfolios'
   Distributor, or the LifePath Portfolios' transfer agent, PNC Global Investment Servicing (U.S.) Inc. (the "Transfer Agent"), and their affiliates

.. Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services

..  Employees of MetLife

INVESTOR A SHARES AT NET ASSET VALUE
If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see "Contingent Deferred Sales Charge Waivers."

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

INVESTOR C SHARES -- DEFERRED SALES CHARGE OPTION
If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. If you redeem your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. You will also pay distribution fees of 0.75% and service fees of 0.25% each year. Because these fees are paid out of the LifePath Portfolio's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing LifePath Portfolio shares.

The Distributor currently pays a sales concession of 1.00% of the purchase price of Investor C Shares to dealers from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances (including for certain qualified employee benefit plans), the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

INVESTOR C SHARES
If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regards to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of LifePath Portfolio dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

CONTINGENT DEFERRED SALES CHARGE WAIVERS
The deferred sales charge relating to Investor Shares may be reduced or waived in certain circumstances, such as:

.. Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a LifePath Portfolio through such plans

.. Exchanges pursuant to the exchange privilege, as described in "How to Exchange Shares or Transfer Your Account"

.. Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

.. Redemptions made with respect to certain retirement plans sponsored by a LifePath Portfolio, BFA or an affiliate

.. Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

.. Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code), as long as the disability arose subsequent to the purchase of the shares

..  Involuntary redemptions made of shares in accounts with low balances

.. Certain redemptions made through the Systematic Withdrawal Plan offered by a LifePath Portfolio, BFA or an affiliate

..  Redemptions related to the payment of PNC Trust Company custodial IRA fees

.. Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the LifePath Portfolio

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and the SAI, which is available on the website or upon request.

INSTITUTIONAL SHARES
Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares. A LifePath Portfolio may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the LifePath Portfolios, meets the minimum investment requirement.

Eligible institutional investors include the following:

.. Investors who currently own Institutional Shares of a LifePath Portfolio may make additional purchases of Institutional Shares of that LifePath Portfolio from the LifePath Portfolios

.. Institutional and individual retail investors with a minimum investment of $2 million who purchase directly from a LifePath Portfolio

..  Certain qualified retirement plans

..  Investors in selected fee-based programs

.. Clients of registered investment advisers who have $250,000 invested in a LifePath Portfolio

.. Trust department clients of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

.. Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor

.. Holders of certain Merrill Lynch & Co., Inc. ("Merrill Lynch") sponsored unit investment trusts ("UITs") who reinvest dividends received from such UITs in shares of a LifePath Portfolio

..  Employees, officers and directors/trustees of BlackRock, Inc., BlackRock
   Funds, The PNC Financial Services Group, Inc., ("PNC"), Merrill Lynch, Barclays PLC ("Barclays") or their respective affiliates

CLASS R SHARES
Class R Shares are available only to certain retirement and other similar plans. If you buy Class R Shares, you will pay neither an initial sales charge nor a CDSC. However, Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Because these fees are paid out of the LifePath Portfolio's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.

Class R Shares do not offer a conversion privilege.

The Distributor currently pays the annual Class R Shares distribution fee and annual Class R Shares service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

Distribution and Service Payments
--------------------------------------------------------------------------------

The LifePath Portfolios have adopted a plan (the "Plan") with respect to the Investor and Class R Shares that allows each LifePath Portfolios to pay distribution fees for the sale of its shares under Rule 12b-1 of the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

PLAN PAYMENTS
Under the Plan, Investor C and Class R Shares pay a fee ("distribution fees") to the Distributor and/or its affiliates, including PNC and its affiliates, and to Merrill Lynch and/or Bank of America Corporation ("BAC") and their affiliates and to Barclays and its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC or Barclays for sales support services provided in connection with the sale of Investor C and Class R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC, Barclays and their respective affiliates) (each a "Financial Intermediary") for sales support services and related expenses. All Investor C and Class R Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the applicable LifePath Portfolio attributable to Investor C and Class R Shares. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plan, a LifePath Portfolio also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A, Investor C and Class R Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor C and Class R Shares of each LifePath Portfolio. All Investor A, Investor C and Class R Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee. In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A, Investor C and Class R Shares:

..  Responding to customer questions on the services performed by the Financial
   Intermediary and investments in Investor A, Investor C and Class R Shares;

.. Assisting customers in choosing and changing dividend options, account designations and addresses; and

..  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a LifePath Portfolio's shares. Because the fees paid by the LifePath Portfolios under the Plan are paid out of LifePath Portfolio assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor C and Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

OTHER PAYMENTS BY THE LIFEPATH PORTFOLIOS
In addition to, rather than in lieu of, distribution and shareholder servicing fees that a LifePath Portfolio may pay to a Financial Intermediary pursuant to the Plan and fees that a LifePath Portfolio pays to its Transfer Agent, BFA on behalf of a LifePath Portfolio, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the LifePath Portfolio will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of LifePath Portfolio shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

OTHER PAYMENTS BY BFA
The Plan permits BFA, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the LifePath Portfolios). From time to time, BFA, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BFA, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the LifePath Portfolios or for these other services to the LifePath Portfolios and shareholders. These payments would be in addition to the LifePath Portfolio payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BFA, the Distributor and their affiliates may be substantial. Payments by BFA may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a LifePath Portfolio to you. Please contact your Financial Intermediary for details about payments it may receive from a LifePath Portfolio or from BFA, the Distributor or their affiliates. For more information, see the SAI.

How to Buy, Sell, Exchange and Transfer Shares
--------------------------------------------------------------------------------

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or other financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call
(800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

Each LifePath Portfolio may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the LifePath Portfolio at any time for any reason.

In addition, the LifePath Portfolios may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

HOW TO BUY SHARES

                  YOUR CHOICES                     IMPORTANT INFORMATION FOR YOU TO KNOW
-------------------------------------------------------------------------------------------------------------------------------
INITIAL PURCHASE  First, select the share class    Refer to the "Share Classes at a Glance" table in this Prospectus (be
                  appropriate for you              sure to read this Prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a class and do not qualify to purchase Institutional Shares, you will receive
                                                   Investor A Shares).

                                                   Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.

                                                   Class R Shares are available only to certain retirement and other similar plans.
                  -------------------------------------------------------------------------------------------------------------
                  Next, determine the amount of    Refer to the minimum initial investment in the "Share Classes at a
                  your investment                  Glance" table in this Prospectus. Be sure to note the maximum investment amounts for Investor C Shares.

                                                   See "Account Information -- Details about the Share Classes" for information on lower initial investment requirements for certain LifePath
                                                   Portfolio investors if their purchase, combined with purchases by other investors received together by a LifePath Portfolio, meets the minimum investment requirement.
                  -------------------------------------------------------------------------------------------------------------
                  Have your financial              The price of your shares is based on the next calculation of a LifePath
                  intermediary submit your         Portfolio's net asset value ("NAV") after your order is placed. Any
                  purchase order                   purchase orders placed prior to the close of business on the NYSE
                                                   (generally 4:00 p.m. Eastern time) will be priced at the NAV determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in each LifePath Portfolio's "Fees and Expenses" table.

                                                   Purchase orders placed after that time will be priced at the NAV determined on the next business day. The LifePath Portfolios may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.
                  -------------------------------------------------------------------------------------------------------------
                  Or contact BlackRock (for        To purchase shares directly from BlackRock, call (800) 441-7762 and
                  accounts held directly with      request a new account application. Mail the completed application along
                  BlackRock)                       with a check payable to "BlackRock Funds" to the Transfer Agent at the address on the application.
-------------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR       Purchase additional shares       For Investor A and Investor C Shares, the minimum investment for
INVESTMENT                                         additional purchases is generally $50 for all accounts except that certain retirement plans and payroll deduction programs may have a lower minimum for additional purchases. Institutional and Class R
                                                   Shares have no minimum for additional purchases.
                  -------------------------------------------------------------------------------------------------------------
                  Have your financial              To purchase additional shares you may contact your financial
                  professional or financial        professional or financial intermediary. For more details on purchasing by
                  intermediary submit your         Internet see below.
                  purchase order for additional
                  shares
-------------------------------------------------------------------------------------------------------------------------------

                YOUR CHOICES                    IMPORTANT INFORMATION FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR     Or contact BlackRock (for       PURCHASE BY TELEPHONE: Call (800) 441-7762 and speak with one of our
INVESTMENT      accounts held directly with     representatives. The LifePath Portfolios have the right to reject any
(CONTINUED)     BlackRock)                      telephone request for any reason.

                                                PURCHASE IN WRITING: You may send a written request to BlackRock at the address on the back cover of this Prospectus.

                                                PURCHASE BY VRU: Shares may also be purchased by use of the LifePath
                                                Portfolio's automated voice response unit service ("VRU") at
                                                (800) 441-7762.

                                                PURCHASE BY INTERNET: You may purchase your shares, and view activities in your account, by logging onto the BlackRock website at
                                                www.blackrock.com/funds. Purchases made on the Internet using the
                                                Automated Clearing House Network ("ACH") will have a trade date that is the day after the purchase is made. Certain institutional clients'
                                                purchase orders for Shares placed by wire prior to the close of business on the NYSE will be placed at the NAV determined that day. Contact your financial intermediary or BlackRock for further information. Each LifePath
                                                Portfolio limits Internet purchases in shares of the LifePath Portfolio to
                                                $25,000 per trade. Different maximums may apply to certain institutional investors.

                                                Please read the On-Line Services Disclosure Statement and User
                                                Agreement, the Terms and Conditions page and the Consent to
                                                Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

                                                The LifePath Portfolios employ reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the
                                                User Agreement with a LifePath Portfolio in order to open an account through the website, the shareholder waives any right to reclaim any losses from a LifePath Portfolio or any of its affiliates, incurred through fraudulent activity.
                --------------------------------------------------------------------------------------------------------------
                Acquire additional shares by    All dividends and capital gains distributions are automatically reinvested
                reinvesting dividends and       without a sales charge. To make any changes to your dividend and/or
                capital gains                   capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).
                --------------------------------------------------------------------------------------------------------------
                Participate in the Automatic    BlackRock's AIP allows you to invest a specific amount on a periodic
                Investment Plan ("AIP")         basis from your checking or savings account into your investment account.

                                                Refer to the "Account Services and Privileges" section of this
                                                Prospectus for additional information.
------------------------------------------------------------------------------------------------------------------------------
HOW TO PAY FOR  Making payment for purchases    Payment for an order must be made in Federal funds or other
SHARES                                          immediately available funds by the time specified by your financial professional or other financial intermediary, but in no event later than
                                                4:00 p.m. (Eastern time) on the first business day following BlackRock's receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the LifePath Portfolios.

                                                For shares purchased directly from a LifePath Portfolio, a check payable to "BlackRock Funds," which bears the name of the LifePath Portfolio you are purchasing must accompany a completed purchase application.

                                                There is a $20 fee for each purchase check that is returned due to insufficient funds. The LifePath Portfolios do not accept third-party checks. You may also wire Federal funds to a LifePath Portfolio to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.
------------------------------------------------------------------------------------------------------------------------------

HOW TO SELL SHARES

                                                      IMPORTANT INFORMATION
                 YOUR CHOICES                         FOR YOU TO KNOW
-------------------------------------------------------------------------------
FULL OR PARTIAL  Have your financial                  You can make redemption
REDEMPTION OF    intermediary submit your sales       requests through your
SHARES           order                                financial professional.
                                                      Shareholders should
                                                      indicate whether they
                                                      are redeeming Investor
                                                      A, Investor C,
                                                      Institutional or Class R
                                                      Shares. The price of
                                                      your shares is based on
                                                      the next calculation of
                                                      a LifePath Portfolio's
                                                      NAV after your order is
                                                      placed. For your
                                                      redemption request to be
                                                      priced at the NAV on the
                                                      day of your request, you
                                                      must submit your request
                                                      to your financial
                                                      intermediary prior to
                                                      that day's close of
                                                      business on the NYSE
                                                      (generally 4:00 p.m.
                                                      Eastern time). Certain
                                                      financial
                                                      intermediaries, however,
                                                      may require submission
                                                      of orders prior to that
                                                      time. Any redemption
                                                      request placed after
                                                      that time will be priced
                                                      at the NAV at the close
                                                      of business on the next
                                                      business day.

                                                      Financial intermediaries
                                                      may charge a fee to
                                                      process a redemption of
                                                      shares. Shareholders
                                                      should indicate which
                                                      class of shares they are
                                                      redeeming.

                                                      Each LifePath Portfolio
                                                      may reject an order to
                                                      sell shares under
                                                      certain circumstances.
                 --------------------------------------------------------------
                 Selling shares held directly with    METHODS OF REDEEMING
                 BlackRock
                                                      REDEEM BY TELEPHONE: You
                                                      may sell Investor Shares
                                                      held directly at
                                                      BlackRock by telephone
                                                      request if certain
                                                      conditions are met and
                                                      if the amount being sold
                                                      is less than (i)
                                                      $100,000 for payments by
                                                      check or (ii) $250,000
                                                      for payments through ACH
                                                      or wire transfers.
                                                      Certain redemption
                                                      requests, such as those
                                                      in excess of these
                                                      amounts, must be in
                                                      writing with a medallion
                                                      signature guarantee. For
                                                      Institutional Shares,
                                                      certain redemption
                                                      requests may require
                                                      written instructions
                                                      with a medallion
                                                      signature guarantee.
                                                      Call (800) 441-7762 for
                                                      details.

                                                      You can obtain a
                                                      medallion signature
                                                      guarantee stamp from a
                                                      bank, securities dealer,
                                                      securities broker,
                                                      credit union, savings
                                                      and loan association,
                                                      national securities
                                                      exchange or registered
                                                      securities association.
                                                      A notary public seal
                                                      will not be acceptable.

                                                      Each LifePath Portfolio,
                                                      its administrator and
                                                      the Distributor will
                                                      employ reasonable
                                                      procedures to confirm
                                                      that instructions
                                                      communicated by
                                                      telephone are genuine.
                                                      Each LifePath Portfolio
                                                      and its service
                                                      providers will not be
                                                      liable for any loss,
                                                      liability, cost or
                                                      expense for acting upon
                                                      telephone instructions
                                                      that are reasonably
                                                      believed to be genuine
                                                      in accordance with such
                                                      procedures. Each
                                                      LifePath Portfolio may
                                                      refuse a telephone
                                                      redemption request if it
                                                      believes it is advisable
                                                      to do so.

                                                      During periods of
                                                      substantial economic or
                                                      market change, telephone
                                                      redemptions may be
                                                      difficult to complete.
                                                      Please find below
                                                      alternative redemption
                                                      methods.

                                                      REDEEM BY VRU: Shares
                                                      may also be redeemed by
                                                      use of the LifePath
                                                      Portfolios' automated
                                                      VRU service. Payment for
                                                      Investor Shares redeemed
                                                      by VRU may be made for
                                                      non-retirement accounts
                                                      in amounts up to
                                                      $25,000, either through
                                                      check, ACH or wire.

                                                      REDEEM BY INTERNET: You
                                                      may redeem in your
                                                      account by logging onto
                                                      the BlackRock website at
                                                      www.blackrock.com/funds.
                                                      Proceeds from Internet
                                                      redemptions may be sent
                                                      via check, ACH or wire
                                                      to the bank account of
                                                      record. Payment for
                                                      Investor Shares redeemed
                                                      by Internet may be made
                                                      for non-retirement
                                                      accounts in amounts up
                                                      to $25,000, either
                                                      through check, ACH or
                                                      wire. Different maximums
                                                      may apply to investors
                                                      in Institutional Shares.
-------------------------------------------------------------------------------

                                                          IMPORTANT
                                                          INFORMATION FOR YOU
                     YOUR CHOICES                         TO KNOW
 -----------------------------------------------------------------------------
 FULL OR PARTIAL     Selling shares held directly with    REDEEM IN WRITING:
 REDEMPTION OF       BlackRock (continued)                You may sell shares
 SHARES (CONTINUED)                                       held at BlackRock
                                                          by writing to
                                                          BlackRock, P.O. Box
                                                          9819, Providence,
                                                          RI 02940-8019 or,
                                                          for overnight
                                                          delivery, 101 Sabin
                                                          Street, Pawtucket,
                                                          RI 02860-1427. All
                                                          shareholders on the
                                                          account must sign
                                                          the letter. A
                                                          medallion signature
                                                          guarantee will
                                                          generally be
                                                          required but may be
                                                          waived in certain
                                                          limited
                                                          circumstances. You
                                                          can obtain a
                                                          medallion signature
                                                          guarantee stamp
                                                          from a bank,
                                                          securities dealer,
                                                          securities broker,
                                                          credit union,
                                                          savings and loan
                                                          association,
                                                          national securities
                                                          exchange or
                                                          registered
                                                          securities
                                                          association. A
                                                          notary public seal
                                                          will not be
                                                          acceptable. If you
                                                          hold stock
                                                          certificates,
                                                          return the
                                                          certificates with
                                                          the letter.
                                                          Proceeds from
                                                          redemptions may be
                                                          sent via check, ACH
                                                          or wire to the bank
                                                          account of record.

                                                          PAYMENT OF
                                                          REDEMPTION
                                                          PROCEEDS:
                                                          Redemption proceeds
                                                          may be paid by
                                                          check or, if a
                                                          LifePath Portfolio
                                                          has verified
                                                          banking information
                                                          on file, through
                                                          ACH or by wire
                                                          transfer.

                                                          PAYMENT BY CHECK:
                                                          BlackRock will
                                                          normally mail
                                                          redemption proceeds
                                                          within seven days
                                                          following receipt
                                                          of a properly
                                                          completed request.
                                                          Shares can be
                                                          redeemed by
                                                          telephone and the
                                                          proceeds sent by
                                                          check to the
                                                          shareholder at the
                                                          address on record.
                                                          Shareholders will
                                                          pay $15 for
                                                          redemption proceeds
                                                          sent by check via
                                                          overnight mail. You
                                                          are responsible for
                                                          any additional
                                                          charges imposed by
                                                          your bank for this
                                                          service.

                                                          PAYMENT BY WIRE
                                                          TRANSFER: Payment
                                                          for redeemed shares
                                                          for which a
                                                          redemption order is
                                                          received before
                                                          4:00 p.m. (Eastern
                                                          time) on a business
                                                          day is normally
                                                          made in Federal
                                                          funds wired to the
                                                          redeeming
                                                          shareholder on the
                                                          next business day,
                                                          provided that the
                                                          LifePath
                                                          Portfolios'
                                                          custodian is also
                                                          open for business.
                                                          Payment for
                                                          redemption orders
                                                          received after 4:00
                                                          p.m. (Eastern time)
                                                          or on a day when
                                                          the LifePath
                                                          Portfolios'
                                                          custodian is closed
                                                          is normally wired
                                                          in Federal funds on
                                                          the next business
                                                          day following
                                                          redemption on which
                                                          the LifePath
                                                          Portfolios'
                                                          custodian is open
                                                          for business. Each
                                                          LifePath Portfolio
                                                          reserves the right
                                                          to wire redemption
                                                          proceeds within
                                                          seven days after
                                                          receiving a
                                                          redemption order
                                                          if, in the judgment
                                                          of the LifePath
                                                          Portfolio, an
                                                          earlier payment
                                                          could adversely
                                                          affect the LifePath
                                                          Portfolio.

                                                          If a shareholder
                                                          has given
                                                          authorization for
                                                          expedited
                                                          redemption, shares
                                                          can be redeemed by
                                                          Federal wire
                                                          transfer to a
                                                          single previously
                                                          designated bank
                                                          account.
                                                          Shareholders will
                                                          pay $7.50 for
                                                          redemption proceeds
                                                          sent by Federal
                                                          wire transfer. You
                                                          are responsible for
                                                          any additional
                                                          charges imposed by
                                                          your bank for this
                                                          service. No charge
                                                          for wiring
                                                          redemption payments
                                                          with respect to
                                                          Shares is imposed
                                                          by the LifePath
                                                          Portfolios.

                                                          The LifePath
                                                          Portfolios are not
                                                          responsible for the
                                                          efficiency of the
                                                          Federal wire system
                                                          or the
                                                          shareholder's firm
                                                          or bank. To change
                                                          the name of the
                                                          single, designated
                                                          bank account to
                                                          receive wire
                                                          redemption
                                                          proceeds, it is
                                                          necessary to send a
                                                          written request to
                                                          the LifePath
                                                          Portfolio at the
                                                          address on the back
                                                          cover of this
                                                          Prospectus.
 -----------------------------------------------------------------------------

                                                     IMPORTANT INFORMATION
                     YOUR CHOICES                    FOR YOU TO KNOW
 -----------------------------------------------------------------------------
 FULL OR PARTIAL     Selling shares held directly    PAYMENT BY ACH:
 REDEMPTION OF       with BlackRock (continued)      Redemption proceeds may
 SHARES (CONTINUED)                                  be sent to the
                                                     shareholder's bank
                                                     account (checking or
                                                     savings) via ACH.
                                                     Payment for redeemed
                                                     shares for which a
                                                     redemption order is
                                                     received before 4:00
                                                     p.m. (Eastern time) on a
                                                     business day is normally
                                                     sent to the redeeming
                                                     shareholder the next
                                                     business day, with
                                                     receipt at the receiving
                                                     bank within the next two
                                                     business days (48-72
                                                     hours); provided that
                                                     the LifePath Portfolios'
                                                     custodian is also open
                                                     for business. Payment
                                                     for redemption orders
                                                     received after 4:00 p.m.
                                                     (Eastern time) or on a
                                                     day when the LifePath
                                                     Portfolios' custodian is
                                                     closed is normally sent
                                                     on the next business day
                                                     following redemption on
                                                     which the LifePath
                                                     Portfolios' custodian is
                                                     open for business.

                                                     The LifePath Portfolios
                                                     reserve the right to
                                                     send redemption proceeds
                                                     within seven days after
                                                     receiving a redemption
                                                     order if, in the
                                                     judgment of a LifePath
                                                     Portfolio, an earlier
                                                     payment could adversely
                                                     affect the LifePath
                                                     Portfolio. No charge for
                                                     sending redemption
                                                     payments via ACH is
                                                     imposed by the LifePath
                                                     Portfolios.

                                                              * * *
                                                     If you make a redemption
                                                     request before a
                                                     LifePath Portfolio has
                                                     collected payment for
                                                     the purchase of shares,
                                                     the LifePath Portfolio
                                                     may delay mailing your
                                                     proceeds. This delay
                                                     will usually not exceed
                                                     ten days.
 -----------------------------------------------------------------------------

HOW TO EXCHANGE SHARES OR TRANSFER YOUR ACCOUNT

                                                       IMPORTANT INFORMATION
                    YOUR CHOICES                       FOR YOU TO KNOW
-------------------------------------------------------------------------------
EXCHANGE PRIVILEGE  Selling shares of one LifePath     Investor and
                    Portfolio to purchase shares of    Institutional Shares
                    another BlackRock Fund             of the LifePath
                    ("exchanging")                     Portfolios are
                                                       generally exchangeable
                                                       for shares of the same
                                                       class of another
                                                       BlackRock Fund. No
                                                       exchange privilege is
                                                       available for Class R
                                                       Shares.

                                                       You can exchange
                                                       $1,000 or more of
                                                       Investor Shares from
                                                       one fund into the same
                                                       class of another fund
                                                       which offers that
                                                       class of shares (you
                                                       can exchange less than
                                                       $1,000 of Investor A
                                                       or Investor C Shares
                                                       if you already have an
                                                       account in the fund
                                                       into which you are
                                                       exchanging). Investors
                                                       who own Institutional
                                                       Shares of a LifePath
                                                       Portfolio may make
                                                       exchanges into
                                                       Institutional Shares
                                                       of other BlackRock
                                                       Funds except, for
                                                       investors holdings
                                                       shares through certain
                                                       client accounts at
                                                       financial
                                                       professionals that are
                                                       omnibus with the fund
                                                       or do not meet
                                                       applicable minimums.
                                                       There is no required
                                                       minimum amount with
                                                       respect to exchanges
                                                       of Institutional
                                                       Shares.

                                                       You may only exchange
                                                       into a share class and
                                                       BlackRock Fund that
                                                       are open to new
                                                       investors or in which
                                                       you have a current
                                                       account, if the fund
                                                       is closed to new
                                                       investors. If you held
                                                       the exchanged shares
                                                       for 30 days or less,
                                                       you may be charged a
                                                       redemption fee (please
                                                       refer to the
                                                       "Redemption Fee"
                                                       section of this
                                                       Prospectus for
                                                       additional
                                                       information).

                                                       Some of the BlackRock
                                                       Funds impose a
                                                       different deferred
                                                       sales charge schedule.
                                                       The CDSC will continue
                                                       to be measured from
                                                       the date of the
                                                       original purchase. The
                                                       CDSC schedule
                                                       applicable to your
                                                       original purchase will
                                                       apply to the shares
                                                       you receive in the
                                                       exchange and any
                                                       subsequent exchange.

                                                       To exercise the
                                                       exchange privilege,
                                                       you may contact your
                                                       financial professional
                                                       or financial
                                                       intermediary.
                                                       Alternatively, if your
                                                       account is held
                                                       directly with
                                                       BlackRock, you may:
                                                       (i) call (800)
                                                       441-7762 and speak
                                                       with one of our
                                                       representatives, (ii)
                                                       make the exchange via
                                                       the Internet by
                                                       accessing your account
                                                       online at
                                                       www.blackrock.com/funds,
                                                       or (iii) send a
                                                       written request to the
                                                       LifePath Portfolio at
                                                       the address on the
                                                       back cover of this
                                                       Prospectus. Please
                                                       note, if you indicated
                                                       on your New Account
                                                       Application that you
                                                       did not want the
                                                       Telephone Exchange
                                                       Privilege, you will
                                                       not be able to place
                                                       exchanges via the
                                                       telephone until you
                                                       update this option
                                                       either in writing or
                                                       by calling (800)
                                                       441-7762. The LifePath
                                                       Portfolios have the
                                                       right to reject any
                                                       telephone request for
                                                       any reason.
-------------------------------------------------------------------------------

                                                        IMPORTANT INFORMATION
                     YOUR CHOICES                       FOR YOU TO KNOW
 ------------------------------------------------------------------------------
 EXCHANGE PRIVILEGE  Selling shares of one LifePath     Although there is
 (CONTINUED)         Portfolio to purchase shares of    currently no express
                     another BlackRock Fund             limit on the number of
                     ("exchanging") (continued)         exchanges that you can
                                                        make, the exchange
                                                        privilege may be
                                                        modified or terminated
                                                        at any time in the
                                                        future. Each LifePath
                                                        Portfolio may suspend
                                                        or terminate your
                                                        exchange privilege at
                                                        any time for any
                                                        reason, including if a
                                                        LifePath Portfolio
                                                        believes, in its sole
                                                        discretion, that you
                                                        are engaging in market
                                                        timing activities. See
                                                        "Short-Term Trading
                                                        Policy" below. For
                                                        federal income tax
                                                        purposes, a share
                                                        exchange is a taxable
                                                        event and a capital
                                                        gain or loss may be
                                                        realized. Please
                                                        consult your tax
                                                        adviser or other
                                                        financial professional
                                                        before making an
                                                        exchange request.
 ------------------------------------------------------------------------------
 TRANSFER SHARES TO  Transfer to a participating        You may transfer your
 ANOTHER FINANCIAL   financial intermediary             shares of a LifePath
 INTERMEDIARY                                           Portfolio only to
                                                        another securities
                                                        dealer that has an
                                                        agreement with the
                                                        Distributor. Certain
                                                        shareholder services
                                                        may not be available
                                                        for the transferred
                                                        shares. All future
                                                        trading of these
                                                        assets must be
                                                        coordinated by the
                                                        receiving firm.

                                                        If your account is
                                                        held directly with
                                                        BlackRock, you may
                                                        call (800) 441-7762
                                                        with any questions;
                                                        otherwise please
                                                        contact your financial
                                                        intermediary to
                                                        accomplish the
                                                        transfer of shares.
                     ----------------------------------------------------------
                     Transfer to a non-participating    You must either:
                     financial intermediary
                                                        . Transfer your shares
                                                          to an account with a
                                                          LifePath Portfolio;
                                                          or
                                                        . Sell your shares,
                                                          paying any
                                                          applicable deferred
                                                          sales charge.

                                                        If your account is
                                                        held directly with
                                                        BlackRock, you may
                                                        call (800) 441-7762
                                                        with any questions;
                                                        otherwise please
                                                        contact your financial
                                                        intermediary to
                                                        accomplish the
                                                        transfer of shares.
 ------------------------------------------------------------------------------

Account Services and Privileges
--------------------------------------------------------------------------------

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call
(800) 441-7762 for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

AUTOMATIC            Allows systematic investments      BlackRock's AIP allows
INVESTMENT PLAN      on a periodic basis from           you to invest a specific
("AIP")              checking or savings account.       amount on a periodic
                                                        basis from your checking
                                                        or savings account into
                                                        your investment account.
                                                        You may apply for this
                                                        option upon account
                                                        opening or by completing
                                                        the AIP application. The
                                                        minimum investment
                                                        amount for an automatic
                                                        investment plan is $50
                                                        per portfolio.
---------------------------------------------------------------------------------
DIVIDEND ALLOCATION  Automatically invests your         Dividend and capital
PLAN                 distributions into another         gains distributions may
                     BlackRock Fund of your choice      be reinvested in your
                     pursuant to your instructions,     account to purchase
                     without any fees or sales          additional shares or
                     charges.                           paid in cash. Using the
                                                        Dividend Allocation
                                                        Plan, you can direct
                                                        your distributions to
                                                        your bank account
                                                        (checking or savings),
                                                        to purchase shares of
                                                        another fund at
                                                        BlackRock without any
                                                        fees or sales charges,
                                                        or by check to special
                                                        payee. Please call (800)
                                                        441-7762 for details. If
                                                        investing into another
                                                        fund at BlackRock, the
                                                        receiving fund must be
                                                        open to new purchases.
---------------------------------------------------------------------------------
EZ TRADER            Allows an investor to purchase     (NOTE: This option is
                     or sell Institutional Shares by    offered to shareholders
                     telephone or over the Internet     whose accounts are held
                     through ACH.                       directly with BlackRock.
                                                        Please speak with your
                                                        financial professional
                                                        if your account is held
                                                        elsewhere).

                                                        Prior to establishing an
                                                        EZ Trader account,
                                                        please contact your bank
                                                        to confirm that it is a
                                                        member of the ACH
                                                        system. Once confirmed,
                                                        complete an application,
                                                        making sure to include
                                                        the appropriate bank
                                                        information, and return
                                                        the application to the
                                                        address listed on the
                                                        form.

                                                        Prior to placing a
                                                        telephone or internet
                                                        purchase or sale order,
                                                        please contact (800)
                                                        441-7762 to confirm that
                                                        your bank information
                                                        has been updated on your
                                                        account. Once this is
                                                        established, you may
                                                        place your request to
                                                        sell shares with the
                                                        LifePath Portfolios by
                                                        telephone or Internet.

                                                        Proceeds will be sent to
                                                        your pre-designated bank
                                                        account.
---------------------------------------------------------------------------------
SYSTEMATIC           This feature can be used by        A minimum of $10,000 in
EXCHANGE PLAN        investors to systematically        the initial BlackRock
                     exchange money from one fund       Fund is required and
                     to up to four other funds.         investments in any
                                                        additional funds must
                                                        meet minimum initial
                                                        investment requirements.
                                                        For more information,
                                                        please contact the
                                                        LifePath Portfolio at
                                                        (800) 441-7762.
---------------------------------------------------------------------------------

 SYSTEMATIC       This feature can be used by         To start a Systematic
 WITHDRAWAL PLAN  investors who want to receive       Withdrawal Plan a
 ("SWP")          regular distributions from their    shareholder must have a
                                                      current investment of
                                                      $10,000 or more in a
                                                      BlackRock Fund.

                                                      Shareholders can elect
                                                      to receive cash payments
                                                      of $50 or more at any
                                                      interval they choose.
                                                      Shareholders may sign up
                                                      by completing the SWP
                                                      Application Form, which
                                                      may be obtained from
                                                      BlackRock.

                                                      Shareholders should
                                                      realize that if
                                                      withdrawals exceed
                                                      income the invested
                                                      principal in their
                                                      account will be depleted.

                                                      To participate in the
                                                      SWP, shareholders must
                                                      have their dividends
                                                      reinvested. Shareholders
                                                      may change or cancel the
                                                      SWP at any time, with a
                                                      minimum of 24 hours
                                                      notice. If a shareholder
                                                      purchases additional
                                                      Investor A Shares of a
                                                      fund at the same time he
                                                      or she redeems shares
                                                      through the SWP, that
                                                      investor may lose money
                                                      because of the sales
                                                      charge involved. No
                                                      contingent deferred
                                                      sales charge ("CDSC")
                                                      will be assessed on
                                                      redemptions of Investor
                                                      Shares made through the
                                                      SWP that do not exceed
                                                      12% of the account's net
                                                      asset value on an
                                                      annualized basis. For
                                                      example, monthly,
                                                      quarterly, and
                                                      semi-annual SWP
                                                      redemptions of Investor
                                                      A and Investor C Shares
                                                      will not be subject to
                                                      the CDSC if they do not
                                                      exceed 1% and 6%,
                                                      respectively, of an
                                                      account's net asset
                                                      value on the redemption
                                                      date. SWP redemptions of
                                                      Investor A or Investor C
                                                      Shares in excess of this
                                                      limit will still pay any
                                                      applicable CDSC.

                                                      Ask your financial
                                                      adviser or other
                                                      financial intermediary
                                                      for details.
 ------------------------------------------------------------------------------
 REINSTATEMENT                                        If you redeem Investor A
 PRIVILEGE                                            or Institutional Shares,
                                                      and within 60 days buy
                                                      new Investor A Shares of
                                                      the SAME fund, you will
                                                      not pay a sales charge
                                                      on the new purchase
                                                      amount. This right may
                                                      be exercised once a year
                                                      and within 60 days of
                                                      the redemption, provided
                                                      that Investor A Share
                                                      class of that fund is
                                                      currently open to new
                                                      investors or the
                                                      shareholder has a
                                                      current account in that
                                                      closed fund. Shares will
                                                      be purchased at the net
                                                      asset value calculated
                                                      at the close of trading
                                                      on the day the request
                                                      is received. To exercise
                                                      this privilege, the
                                                      LifePath Portfolios must
                                                      receive written
                                                      notification from the
                                                      shareholder of record or
                                                      the financial
                                                      professional of record,
                                                      at the time of purchase.
                                                      Investors should consult
                                                      a tax adviser concerning
                                                      the tax consequences of
                                                      exercising this
                                                      reinstatement privilege.
 ------------------------------------------------------------------------------

LifePath Portfolios' Rights
--------------------------------------------------------------------------------

Each LifePath Portfolio may:

.. Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act,

.. Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the 1940 Act or if a redemption request is made before a LifePath Portfolio has collected payment for the purchase of shares,

.. Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the 1940 Act, and

.. Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

NOTE ON LOW BALANCE ACCOUNTS. Because of the high cost of maintaining smaller shareholder accounts, a LifePath Portfolio may redeem the shares in your account (without charging any deferred sales charge) if the NAV of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a LifePath Portfolio makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a LifePath Portfolio takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by BFA or an affiliate of BFA, or financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of the LifePath Portfolio, but may be subject to upfront sales charges. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional or financial intermediary.

Short-Term Trading Policy
--------------------------------------------------------------------------------

The Boards of Trustees of the Trust and MIP have determined that the interests of long-term shareholders and a LifePath Portfolio's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations -- also known as "market timing." The LifePath Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a LifePath Portfolio and its shareholders. For example, large flows of cash into and out of a LifePath Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the LifePath Portfolio's investment goal. Frequent trading may cause a LifePath Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the LifePath Portfolio's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each LifePath Portfolio will seek to eliminate these opportunities by using fair value pricing, as described below under the heading "Valuation of LifePath Portfolio Investments."

Each LifePath Portfolio discourages market timing and seeks to prevent frequent purchases and sales or exchanges of LifePath Portfolio shares that it determines may be detrimental to the LifePath Portfolio or long-term shareholders. The Boards of Trustees of the Trust and MIP have approved the policies discussed below to seek to deter market timing activity. The Boards of Trustees of the Trust and MIP have not adopted any specific numerical restrictions on purchases, sales and exchanges of LifePath Portfolio shares because certain legitimate strategies will not result in harm to a LifePath Portfolio or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a LifePath Portfolio believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a LifePath Portfolio rejects your purchase or exchange order, you will not be able to execute that transaction, and the LifePath Portfolio will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with a LifePath Portfolio, the LifePath Portfolio may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a LifePath Portfolio. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a LifePath Portfolio with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the LifePath Portfolio. While each LifePath Portfolio monitors for market timing activity, a LifePath Portfolio may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the LifePath Portfolio. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a LifePath Portfolio's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a LifePath Portfolio to be engaged in market timing or other improper trading activity, the LifePath Portfolio's Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions).

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

A LifePath Portfolio may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee
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The LifePath Portfolios do not charge a redemption fee. However, certain BlackRock Funds listed below (the "Applicable Funds") charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

THE FOLLOWING BLACKROCK FUNDS ASSESS REDEMPTION FEES:

                                                 EQUITY

BlackRock All-Cap Energy & Resources Portfolio     BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio                         BlackRock International Value Fund
BlackRock Energy & Resources Portfolio             BlackRock Latin America Fund, Inc.
BlackRock EuroFund                                 BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.             BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund               BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.       BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.     BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.                 BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio           BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global SmallCap Fund, Inc.               BlackRock U.S. Opportunities Portfolio
BlackRock Health Sciences Opportunities Portfolio  BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund                       MFS Research International FDP Fund
BlackRock International Index Fund

                                        FIXED INCOME

BlackRock Emerging Market Debt Portfolio  BlackRock International Bond Portfolio
BlackRock High Income Fund                BlackRock Strategic Income Opportunities Portfolio
BlackRock High Yield Bond Portfolio       BlackRock World Income Fund, Inc.

Master/Feeder and Fund of Funds Structures
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The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to the LifePath Portfolio. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

FEEDER FUND EXPENSES
Feeder funds, including the LifePath Portfolios, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS
Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Trust's Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

FUND OF FUNDS
The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

Management of the LifePath Portfolios

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Investment Adviser
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Each LifePath Portfolio is a "feeder" fund that invests all of its assets in a Master Portfolio that has an investment objective, strategies and policies substantially identical to those of the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of Underlying Funds. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a master portfolio advised by BFA. BFA manages the investment of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive an annual management fee of 0.35% of each Master Portfolio's average daily net assets.

BFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios and receives investment advisory fees for such services to the Underlying Funds that differ from the fees described in the Prospectus for the LifePath Portfolios. In addition, BTC provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management and administration fees, if any, paid by the Underlying Funds to BFA and BTC, respectively, through the close of business on November 30, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreements with BFA is available in the LifePath Portfolios' annual report for the year ended December 31, 2009.

Portfolio Managers
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The Master Portfolios are managed by a team of financial professionals. Information regarding the portfolio managers of the Master Portfolios is set forth below. The portfolio managers are jointly and primarily responsible for the day-to-day management of each Master Portfolio's portfolio, including setting the Master Portfolio's overall investment strategy and overseeing the management of the Master Portfolio. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Master Portfolio shares and possible conflicts of interest, is available in the SAI.

Dagmar Nikles has been employed as a Senior Investment Strategist in the defined contributions team at BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A ("BGI")) since 2009. From 2003 to 2009, Ms. Nikles was a member of the asset allocation portfolio management team at BGFA and BGI. Ms. Nikles has been a one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios since 2005.

Leslie Gambon has been employed as a member of the asset allocation portfolio management team at BFA and BTC since 2007. From 2004 to 2007, Ms. Gambon was Head of Defined Contribution Portfolio Management at BGI. Ms. Gambon has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios since 2007.

Alan Mason has been employed by BFA and BTC since 2009. Mr. Mason is responsible for multi-asset class solutions for institutional clients. From 1991 to 2009, Mr. Mason served a variety of roles at BGFA and BGI, including eight years devoted to the development of transition management products.
Mr. Mason has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios since 2009.

Amy Whitelaw has been employed as Head of Defined Contributions Portfolio Management at BFA and BTC since 2009. Prior to that, Ms. Whitelaw was Head of Defined Contributions Portfolio Management at BGFA and BGI. Ms. Whitelaw had been employed as a member of the portfolio management team at BGFA and BGI since 2006. From 2002 to 2005, Ms. Whitelaw worked as a transition manager and strategist in the Transition Services group at BGFA and BGI.

Administrative Services
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Pursuant to an Administration Agreement between the Trust, on behalf of the LifePath Portfolios, and BTC, BTC provides the following services, among others, as the LifePath Portfolios' administrator:

   .  Supervises the LifePath Portfolios' administrative operations;

   . Provides or causes to be provided management reporting and treasury administration services;

   .  Financial reporting;

   .  Legal, blue sky and tax services;

   .  Preparation of proxy statements and shareholder reports; and

   . Engaging and supervising the shareholder servicing agent ("Shareholder Servicing Agent") on behalf of the LifePath Portfolios.

BTC is entitled to receive fees for these services at the annual rate of 0.50% of the average daily net assets of each LifePath Portfolio. In addition to performing these services, BTC has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the LifePath Portfolios or the Trust as defined in the 1940 Act and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

Conflicts of Interest
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The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays (each, a "Barclays Entity") (for convenience the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the LifePath Portfolios. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the LifePath Portfolios. One or more of the Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the LifePath Portfolios directly and indirectly invest. Thus, it is likely that the LifePath Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the LifePath Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the LifePath Portfolios. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the LifePath Portfolios and may result in an Affiliate or an Entity having positions that are adverse to those of the LifePath Portfolios. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the LifePath Portfolios. As a result, an Affiliate or an Entity may compete with the LifePath Portfolios for appropriate investment opportunities. The results of the LifePath Portfolios' investment activities, therefore, may differ from those of an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the LifePath Portfolios could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the LifePath Portfolios may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the LifePath Portfolios. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the LifePath Portfolios. The LifePath Portfolios' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the LifePath Portfolios may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The LifePath Portfolios also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the LifePath Portfolios or who engage in transactions with or for the LifePath Portfolios, and may receive compensation for such services. The LifePath Portfolios may also make brokerage and other payments to Affiliates or Entities in connection with the LifePath Portfolios' portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

Under a securities lending program approved by MIP's Board of Trustees, the Master Portfolios have retained an Affiliate of BFA to serve as the securities lending agent for the Master Portfolios to the extent that the Master Portfolios participate in the securities lending program. For these services, the lending agent may receive a fee from the Master Portfolios, including a fee based on the returns earned on the Master Portfolios' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Master Portfolios may lend their portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of LifePath Portfolio Investments
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When you buy shares, you pay the NAV, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their NAV, minus any applicable deferred sales charge. Each LifePath Portfolio calculates the NAV of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The NAV used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Each LifePath Portfolio's assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. Each LifePath Portfolio values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust's Board of Trustees. Certain short-term debt securities are valued on the basis of amortized cost. If a LifePath Portfolio invests in foreign securities, these securities may trade on weekends or other days when the LifePath Portfolio does not price its shares. As a result, a LifePath Portfolio's NAV may change on days when you will not be able to purchase or redeem the LifePath Portfolio's shares. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE. Shares of underlying open-end funds are valued at NAV.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of a LifePath Portfolio's shares are determined as of such times.

When market quotations are not readily available or are not believed by BFA to be reliable, a LifePath Portfolio's investments are valued at fair value. Fair value determinations are made by BFA in accordance with procedures approved by the Trust's Board of Trustees. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BFA believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BFA determines, in its business judgment prior to or at the time of pricing a LifePath Portfolio's assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the LifePath Portfolio. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a LifePath Portfolio's NAV.

A LifePath Portfolio may accept orders from certain authorized financial intermediaries or their designees. A LifePath Portfolio will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the NAV next computed by the LifePath Portfolio after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes
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                              BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before a LifePath Portfolio pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The LifePath Portfolios make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Each LifePath Portfolio will distribute net investment income, if any, quarterly and net realized capital gains, if any, at least annually. Each LifePath Portfolio may also pay a special distribution at the end of the calendar year to comply with U.S. federal tax requirements. Dividends may be reinvested automatically in shares of a LifePath Portfolio at NAV without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, selected securities dealer, other financial intermediary or the LifePath Portfolio.

Distributions paid out of a LifePath Portfolio's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by a LifePath Portfolio. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The LifePath Portfolios will not be eligible to pass through to you certain foreign income taxes (including withholding taxes) paid by Underlying Funds or tax-exempt interest earned by Underlying Funds. In addition, short-term capital gain earned by an Underlying Fund will be ordinary income when distributed to a LifePath Portfolio and will not be offset by the LifePath Portfolio's capital losses. The LifePath Portfolios may in some circumstances be required to defer their recognition of losses from redemptions from Underlying Funds under the wash sale rules.

Your annual tax statement from a LifePath Portfolio will present in detail the tax status of your distributions for each year.

When you sell your shares of a LifePath Portfolio, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide a LifePath Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Portfolio.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Internal Revenue Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current federal tax law of an investment in a LifePath Portfolio. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a LifePath Portfolio under all applicable tax laws.

Certain LifePath Portfolio Policies
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ANTI-MONEY LAUNDERING REQUIREMENTS
The LifePath Portfolios are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a LifePath Portfolio may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The LifePath Portfolios reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the LifePath Portfolios to verify their identity. The LifePath Portfolios also reserve the right to redeem any amounts in a LifePath Portfolio from persons whose identity it is unable to verify on a timely basis. It is the LifePath Portfolios' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Financial Highlights

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The financial highlights tables in this section are intended to help investors understand a LifePath Portfolio's financial performance for the past five years, or if shorter, since inception. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in a LifePath Portfolio (assuming reinvestment of all distributions). Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. Prior to May 3, 2010, Institutional Shares were designated Class I Shares. The tables below for Investor A Shares set forth selected financial data for a former Class R Share of each LifePath Portfolio outstanding throughout each period presented. Financial highlights tables for Investor C Shares and Class R Shares are not provided because as of December 31, 2009, neither had commenced operations. The information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the LifePath Portfolios' financial statements, is included in the LifePath Portfolios' annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-441-7762 (toll-free) Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern time on any business day.

LIFEPATH RETIREMENT PORTFOLIO

                                                                   INSTITUTIONAL SHARES
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                                                                 YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------
                                                        2009       2008      2007      2006     2005
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PER SHARE OPERATING PERFORMANCE
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Net asset value, beginning of year                  $   9.42     $ 11.46   $  11.59  $ 11.22  $ 11.18
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Net investment income                                   0.32/1/     0.37       0.39     0.39     0.30
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Net realized and unrealized gain (loss)                 1.37       (2.06)      0.12     0.58     0.17
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Net increase (decrease) from investment operations      1.69       (1.69)      0.51     0.97     0.47
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Dividends and distributions from:
  Net investment income                                (0.31)      (0.31)     (0.37)   (0.39)   (0.33)
  Net realized gain                                    (0.00)/2/   (0.04)     (0.27)   (0.21)   (0.10)
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Total dividends and distributions                      (0.31)      (0.35)     (0.64)   (0.60)   (0.43)
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Net asset value, end of year                        $  10.80     $  9.42   $  11.46  $ 11.59  $ 11.22
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TOTAL INVESTMENT RETURN/3/
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Based on net asset value                               18.25%     (15.04)%     4.50%    8.80%    4.32%
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RATIOS TO AVERAGE NET ASSETS/4/
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Total expenses                                          1.10%       1.11%      1.12%    1.13%    1.15%
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Total expenses after expense reductions                 0.76%       0.76%      0.77%    0.78%    0.81%
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Net investment income                                   3.13%       3.29%      3.43%    3.28%    2.72%
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SUPPLEMENTAL DATA
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Net assets, end of year (000)                       $438,987     $92,717   $136,923  $91,518  $99,349
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Portfolio turnover of the Master Portfolio                 6%         11%         6%      10%      11%
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/1/ Based on average shares outstanding.
/2/ Amount is less than $0.01 per share.
/3/ Includes the reinvestment of dividends and distributions.
/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

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LIFEPATH RETIREMENT PORTFOLIO

                                                                   INVESTOR A SHARES
                                                    ------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------
                                                        2009       2008      2007     2006    2005
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PER SHARE OPERATING PERFORMANCE
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Net asset value, beginning of year                  $   8.77     $ 10.70   $ 10.87  $ 10.56  $10.55
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Net investment income                                   0.27/1/     0.32      0.36     0.35    0.28
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Net realized and unrealized gain (loss)                 1.28       (1.92)     0.09     0.53    0.14
----------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      1.55       (1.60)     0.45     0.88    0.42
----------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                (0.29)      (0.29)    (0.35)   (0.36)  (0.31)
  Net realized gain                                    (0.00)/2/   (0.04)    (0.27)   (0.21)  (0.10)
----------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.29)      (0.33)    (0.62)   (0.57)  (0.41)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                        $  10.03     $  8.77   $ 10.70  $ 10.87  $10.56
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
----------------------------------------------------------------------------------------------------
Based on net asset value                               17.96%     (15.24)%    4.17%    8.52%   4.05%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
----------------------------------------------------------------------------------------------------
Total expenses                                          1.34%       1.36%     1.37%    1.38%   1.40%
----------------------------------------------------------------------------------------------------
Total expenses after expense reductions                 1.00%       1.01%     1.02%    1.03%   1.06%
----------------------------------------------------------------------------------------------------
Net investment income                                   2.83%       3.11%     3.06%    3.18%   2.51%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of year (000)                       $147,741     $25,030   $22,185  $13,460  $9,567
----------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                 6%         11%        6%      10%     11%
----------------------------------------------------------------------------------------------------

--------
/1/ Based on average shares outstanding.
/2/ Amount is less than $0.01 per share.
/3/ Includes the reinvestment of dividends and distributions.
/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

LIFEPATH 2020 PORTFOLIO

                                                                    INSTITUTIONAL SHARES
                                                    -----------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
                                                        2009        2008      2007      2006      2005
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $  12.32     $  16.98   $  17.48  $  15.85  $  15.19
---------------------------------------------------------------------------------------------------------
Net investment income                                   0.35/1/      0.44       0.45      0.40      0.30
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                 2.38        (4.67)      0.14      1.64      0.68
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      2.73        (4.23)      0.59      2.04      0.98
---------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                (0.43)       (0.31)     (0.44)    (0.41)    (0.32)
  Net realized gain                                        -        (0.12)     (0.65)        -         -
  Return of capital                                    (0.00)/2/        -          -         -         -
---------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.43)       (0.43)     (1.09)    (0.41)    (0.32)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $  14.62     $  12.32   $  16.98  $  17.48  $  15.85
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
---------------------------------------------------------------------------------------------------------
Based on net asset value                               22.71%      (25.42)%     3.34%    13.01%     6.54%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
---------------------------------------------------------------------------------------------------------
Total expenses                                          1.08%        1.07%      1.08%     1.08%     1.12%
---------------------------------------------------------------------------------------------------------
Total expenses after expense reductions                 0.72%        0.73%      0.74%     0.75%     0.78%
---------------------------------------------------------------------------------------------------------
Net investment income                                   2.65%        2.65%      2.52%     2.37%     2.01%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                       $663,890     $432,717   $781,519  $598,633  $578,497
---------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                 6%          13%         7%       16%       17%
---------------------------------------------------------------------------------------------------------

--------
/1/ Based on average shares outstanding.
/2/ Amount is less than $0.01 per share.
/3/ Includes the reinvestment of dividends and distributions.
/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

LIFEPATH 2020 PORTFOLIO

                                                                     INVESTOR A SHARES
                                                    ----------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                        2009        2008      2007      2006      2005
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $  11.75     $  16.24   $  16.77  $  15.22  $ 14.60
--------------------------------------------------------------------------------------------------------
Net investment income                                   0.30/1/      0.37       0.38      0.37     0.27
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                 2.28        (4.45)      0.13      1.56     0.64
--------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      2.58        (4.08)      0.51      1.93     0.91
--------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                (0.40)       (0.29)     (0.39)    (0.38)   (0.29)
  Net realized gain                                        -        (0.12)     (0.65)        -        -
  Return of capital                                    (0.00)/2/        -          -         -        -
--------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.40)       (0.41)     (1.04)    (0.38)   (0.29)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $  13.93     $  11.75   $  16.24  $  16.77  $ 15.22
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
--------------------------------------------------------------------------------------------------------
Based on net asset value                               22.42%      (25.57)%     3.06%    12.77%    6.28%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
--------------------------------------------------------------------------------------------------------
Total expenses                                          1.33%        1.32%      1.33%     1.33%    1.37%
--------------------------------------------------------------------------------------------------------
Total expenses after expense reductions                 0.97%        0.98%      0.99%     1.00%    1.03%
--------------------------------------------------------------------------------------------------------
Net investment income                                   2.42%        2.51%      2.26%     2.31%    1.82%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                       $268,514     $179,389   $180,740  $118,364  $57,525
--------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                 6%          13%         7%       16%      17%
--------------------------------------------------------------------------------------------------------

--------
/1/ Based on average shares outstanding.
/2/ Amount is less than $0.01 per share.
/3/ Includes the reinvestment of dividends and distributions.
/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

LIFEPATH 2030 PORTFOLIO

                                                                    INSTITUTIONAL SHARES
                                                    -----------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
                                                        2009        2008      2007      2006      2005
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $  10.92     $  16.19   $  16.90  $  15.39  $  14.87
---------------------------------------------------------------------------------------------------------
Net investment income                                   0.29/1/      0.35       0.34      0.32      0.24
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                 2.46        (5.29)      0.11      1.99      0.88
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      2.75        (4.94)      0.45      2.31      1.12
---------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                (0.36)       (0.25)     (0.35)    (0.36)    (0.26)
  Net realized gain                                        -        (0.08)     (0.81)    (0.44)    (0.34)
  Return of capital                                    (0.00)/2/        -          -         -         -
---------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.36)       (0.33)     (1.16)    (0.80)    (0.60)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $  13.31     $  10.92   $  16.19  $  16.90  $  15.39
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
---------------------------------------------------------------------------------------------------------
Based on net asset value                               25.77%      (31.03)%     2.64%    15.12%     7.63%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
---------------------------------------------------------------------------------------------------------
Total expenses                                          1.06%        1.06%      1.07%     1.08%     1.10%
---------------------------------------------------------------------------------------------------------
Total expenses after expense reductions                 0.70%        0.72%      0.73%     0.74%     0.76%
---------------------------------------------------------------------------------------------------------
Net investment income                                   2.47%        2.29%      2.10%     1.95%     1.69%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                       $517,817     $315,028   $564,348  $408,564  $352,800
---------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                 7%          13%         7%       22%       24%
---------------------------------------------------------------------------------------------------------

--------
/1/ Based on average shares outstanding.
/2/ Amount is less than $0.01 per share.
/3/ Includes the reinvestment of dividends and distributions.
/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

LIFEPATH 2030 PORTFOLIO

                                                                     INVESTOR A SHARES
                                                    ---------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------
                                                        2009        2008      2007      2006     2005
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $  10.71     $  15.90   $  16.62  $ 15.15  $ 14.65
-------------------------------------------------------------------------------------------------------
Net investment income                                   0.26/1/      0.29       0.31     0.28     0.22
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                 2.41        (5.17)      0.09     1.95     0.85
-------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      2.67        (4.88)      0.40     2.23     1.07
-------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                (0.33)       (0.23)     (0.31)   (0.32)   (0.23)
  Net realized gain                                        -        (0.08)     (0.81)   (0.44)   (0.34)
  Return of capital                                    (0.00)/2/        -          -        -        -
-------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.33)       (0.31)     (1.12)   (0.76)   (0.57)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $  13.05     $  10.71   $  15.90  $ 16.62  $ 15.15
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
-------------------------------------------------------------------------------------------------------
Based on net asset value                               25.51%      (31.19)%     2.38%   14.83%    7.37%
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
-------------------------------------------------------------------------------------------------------
Total expenses                                          1.31%        1.31%      1.32%    1.33%    1.35%
-------------------------------------------------------------------------------------------------------
Total expenses after expense reductions                 0.95%        0.97%      0.98%    0.99%    1.01%
-------------------------------------------------------------------------------------------------------
Net investment income                                   2.23%        2.13%      1.85%    1.84%    1.52%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                       $210,372     $133,199   $135,684  $77,890  $39,134
-------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                 7%          13%         7%      22%      24%
-------------------------------------------------------------------------------------------------------

--------
/1/ Based on average shares outstanding.
/2/ Amount is less than $0.01 per share.
/3/ Includes the reinvestment of dividends and distributions.
/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

LIFEPATH 2040 PORTFOLIO

                                                                    INSTITUTIONAL SHARES
                                                    ----------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                       2009        2008      2007      2006      2005
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $  12.88    $  20.32   $  20.90  $  18.18  $  17.03
--------------------------------------------------------------------------------------------------------
Net investment income                                   0.32/1/     0.35       0.34      0.31      0.21
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                 3.22       (7.45)      0.08      2.76      1.18
--------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      3.54       (7.10)      0.42      3.07      1.39
--------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                (0.38)      (0.26)     (0.35)    (0.35)    (0.24)
  Net realized gain                                        -       (0.08)     (0.65)        -         -
--------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.38)      (0.34)     (1.00)    (0.35)    (0.24)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $  16.04    $  12.88   $  20.32  $  20.90  $  18.18
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/2/
--------------------------------------------------------------------------------------------------------
Based on net asset value                               28.08%     (35.40)%     2.03%    16.97%     8.24%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/3/
--------------------------------------------------------------------------------------------------------
Total expenses                                          1.05%       1.04%      1.06%     1.07%     1.09%
--------------------------------------------------------------------------------------------------------
Total expenses after expense reductions                 0.69%       0.69%      0.72%     0.73%     0.76%
--------------------------------------------------------------------------------------------------------
Net investment income                                   2.33%       2.02%      1.71%     1.62%     1.45%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                       $435,317    $248,491   $383,391  $278,716  $221,359
--------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                 6%         14%         8%       29%       38%
--------------------------------------------------------------------------------------------------------

--------
/1/ Based on average shares outstanding.
/2/ Includes the reinvestment of dividends and distributions.
/3/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

LIFEPATH 2040 PORTFOLIO

                                                                    INVESTOR A SHARES
                                                    -------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------
                                                       2009       2008      2007      2006     2005
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $  12.32    $ 19.46   $  20.06  $ 17.47  $ 16.37
-----------------------------------------------------------------------------------------------------
Net investment income                                   0.28/1/    0.29       0.30     0.25     0.19
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                 3.08      (7.13)      0.06     2.64     1.11
-----------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      3.36      (6.84)      0.36     2.89     1.30
-----------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                (0.35)     (0.22)     (0.31)   (0.30)   (0.20)
  Net realized gain                                        -      (0.08)     (0.65)       -        -
-----------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.35)     (0.30)     (0.96)   (0.30)   (0.20)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                        $  15.33    $ 12.32   $  19.46  $ 20.06  $ 17.47
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/2/
-----------------------------------------------------------------------------------------------------
Based on net asset value                               27.85%    (35.56)%     1.78%   16.64%    8.01%
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/3/
-----------------------------------------------------------------------------------------------------
Total expenses                                          1.30%      1.29%      1.31%    1.32%    1.34%
-----------------------------------------------------------------------------------------------------
Total expenses after expense reductions                 0.94%      0.94%      0.97%    0.98%    1.01%
-----------------------------------------------------------------------------------------------------
Net investment income                                   2.08%      1.80%      1.49%    1.46%    1.20%
-----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000)                       $156,564    $96,873   $110,528  $65,203  $34,710
-----------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                 6%        14%         8%      29%      38%
-----------------------------------------------------------------------------------------------------

--------
/1/ Based on average shares outstanding.
/2/ Includes the reinvestment of dividends and distributions.
/3/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

LIFEPATH 2050 PORTFOLIO

                                                        INSTITUTIONAL SHARES
                                                    -----------------------------
                                                                          PERIOD
                                                      YEAR ENDED JUNE 30, 2008/1/
                                                    DECEMBER 31, TO DECEMBER 31,
                                                            2009            2008
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 13.46        $ 20.00
---------------------------------------------------------------------------------
Net investment income                                    0.38/2/        0.10
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                  3.68          (6.52)
---------------------------------------------------------------------------------
Net increase (decrease) from investment operations       4.06          (6.42)
---------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                 (0.16)         (0.09)
  Net realized gain                                     (0.55)         (0.00)/3/
  Return of capital                                         -          (0.03)
---------------------------------------------------------------------------------
Total dividends and distributions                       (0.71)         (0.12)
---------------------------------------------------------------------------------
Net asset value, end of period                        $ 16.81        $ 13.46
---------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/4/
---------------------------------------------------------------------------------
Based on net asset value                                30.35%        (32.18)%/5/
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
---------------------------------------------------------------------------------
Total expenses                                           1.27%         12.80%/7/
---------------------------------------------------------------------------------
Total expenses after expense reductions                  0.67%          0.68%/7/
---------------------------------------------------------------------------------
Net investment income                                    2.39%          2.14%/7/
---------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Net assets, end of period (000)                       $13,992        $   444
---------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                 12%             0%/8/
---------------------------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Based on average shares outstanding.
/3/ Amount is less than $0.01 per share.
/4/ Includes the reinvestment of dividends and distributions.
/5/ Not annualized.
/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/7/ Annualized.
/8/ Rounds to less than 1%.

Financial Highlights (concluded)
--------------------------------------------------------------------------------

LIFEPATH 2050 PORTFOLIO

                                                             INVESTOR A SHARES
                                                    ------------------------------------
                                                                             PERIOD
                                                      YEAR ENDED    JUNE 30, 2008/1/
                                                    DECEMBER 31,    TO DECEMBER 31,
                                                            2009               2008
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $13.47            $ 20.00
----------------------------------------------------------------------------------------
Net investment income                                       0.41/2/            0.14
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     3.63              (6.59)
----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          4.04              (6.45)
----------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                    (0.14)             (0.06)
  Net realized gain                                        (0.55)             (0.00)/3/
  Return of capital                                            -              (0.02)
----------------------------------------------------------------------------------------
Total dividends and distributions                          (0.69)             (0.08)
----------------------------------------------------------------------------------------
Net asset value, end of period                            $16.82            $ 13.47
----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/4/
----------------------------------------------------------------------------------------
Based on net asset value                                   30.08%            (32.28)%/5/
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
----------------------------------------------------------------------------------------
Total expenses                                              1.35%             13.04%/7/
----------------------------------------------------------------------------------------
Total expenses after expense reductions                     0.84%              0.91%/7/
----------------------------------------------------------------------------------------
Net investment income                                       2.45%              1.68%/7/
----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period (000)                           $3,056            $    34
----------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                    12%                 0%/8/
----------------------------------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Based on average shares outstanding.
/3/ Amount is less than $0.01 per share.
/4/ Includes the reinvestment of dividends and distributions.
/5/ Not annualized.
/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/7/ Annualized.
/8/ Rounds to less than 1%.

Disclaimers
--------------------------------------------------------------------------------

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund (the "iShares S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's or its affiliates. Standard & Poor's and its affiliates make no representation or warranty, express or implied, to the owners of shares of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in iShares S&P Funds particularly or the ability of the Standard & Poor's Indexes to track general stock market performance. Standard & Poor's and its affiliates' only relationship to the iShares Trust (as used in these Disclaimers, the "Trust"), BTC and BFA is the licensing of certain trademarks and trade names of Standard & Poor's and its affiliates and of the Standard & Poor's Indexes, which are determined, composed and calculated by Standard & Poor's and its affiliates without regard to the Trust, BTC, BFA or the iShares S&P Funds. Standard & Poor's and its affiliates have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares S&P Funds into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's and its affiliates are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares S&P Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares S&P Funds are to be converted into cash. Standard & Poor's and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. Standard & Poor's and its affiliates do not guarantee the accuracy or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's and its affiliates shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's and its affiliates make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares S&P Funds or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's and its affiliates make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's and its affiliates have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Standard & Poor's Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares of the iShares Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Russell Funds particularly or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Russell Investment Group's and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the Trust, BTC, BFA or the iShares Russell Funds. Russell Investment Group has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Russell Funds into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Russell Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Russell Funds are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration, marketing or trading of the iShares Russell Funds. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Russell Funds or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Cohen & Steers Realty Majors Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of JPMorgan and of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BTC, BFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares JPMorgan USD Emerging Markets Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares JPMorgan USD Emerging Markets Bond Fund are to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan does not guarantee the accuracy or the completeness of the JPMorgan EMBI Global Core Index or any data included therein and JPMorgan shall have no liability for any errors, omissions, or interruptions therein. JPMorgan makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the JPMorgan USD Emerging Markets Bond Fund or any other person or entity from the use of the JPMorgan EMBI Global Core Index or any data included therein. JPMorgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the JPMorgan EMBI Global Core Index or any data included therein, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares iBoxx $ High Yield Corporate Bond Fund particularly or the ability of the iBoxx $ Liquid High Yield Index to track the general stock market performance. IIC's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of IIC and of the iBoxx $ Liquid High Yield Index which is determined, composed and calculated by IIC without regard to the Trust, BTC, BFA or the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares iBoxx $ High Yield Corporate Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares iBoxx $ High Yield Corporate Bond Fund are to be converted into cash. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC does not guarantee the accuracy or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein and IIC shall have no liability for any errors, omissions, or interruptions therein. IIC makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any other person or entity from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the iBoxx $ Liquid High Yield Index or any data included therein, even if notified of the possibility of such damages.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE Licensor Parties. None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and/or the figure at which the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein, even if notified of the possibility of such damages.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in funds generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, servicemarks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to the Trust, iShares, Inc., BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by a licensee, licensee's customers and counterparties, the owners of the iShares MSCI Index Funds or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the "Barclays Capital Funds") are not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of investing in securities generally or in the Barclays Capital Funds particularly or the ability of the Barclays Capital Funds' underlying indexes (the "Underlying Indexes") to track general bond market performance. Barclays Capital's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of

Barclays Capital and of the Underlying Indexes, which are determined, composed and calculated by Barclays Capital without regard to the Trust, BTC, BFA or the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BTC, BFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination of the prices and amount of shares of the Barclays Capital Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Barclays Capital Funds are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Barclays Capital Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the iShares funds or to any other person or entity as to results to be obtained by the series of the Trust from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Additional Information
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This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the LifePath Portfolios is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about each of the LifePath Portfolio's investments. The annual report describes the LifePath Portfolio's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and LifePath Portfolio investment strategies that significantly affected the LifePath Portfolio's performance for the last fiscal year.

Statement of Additional Information
A Statement of Additional Information (SAI), dated May 1, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each LifePath Portfolio, may be obtained free of charge, along with each LifePath Portfolio's annual and semi-annual reports, by calling (800) 441-7762, on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Questions
If you have any questions about the LifePath Portfolios, please:

 Call: 1-800-441-7762 (toll free)
       8:00 a.m. to 6:00 p.m. (Eastern time),
       on any business day

World Wide Web
General LifePath Portfolio information and specific LifePath Portfolio performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com.

Written Correspondence

    BlackRock Funds III
    PO Box 9819
    Providence, RI 02940-8019

Overnight Mail
BlackRock Funds III
101 Sabin Street
Pawtucket, RI 02860-1427

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052.

Portfolio Characteristics and Holdings
A description of the LifePath Portfolios' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission
You may also view and copy public information about a LifePath Portfolio, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332


PR-LP-Inst-0510                                                        [LOGO]

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds III
 LifePath(R) Portfolios

CLASS K SHARES PROSPECTUS | MAY 1, 2010



[LOGO]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

        Portfolio                                         Ticker Symbol
        ---------------------------------------------------------------
        LifePath(R) Retirement Portfolio--Class K Shares          LPSAX
        LifePath 2020 Portfolio(R)--Class K Shares                LPSCX
        LifePath 2030 Portfolio(R)--Class K Shares                LPSDX
        LifePath 2040 Portfolio(R)--Class K Shares                LPSFX
        LifePath(R) 2050 Portfolio--Class K Shares                LPSGX


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents

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  LifePath Portfolio
            Overview  Key facts and details about the LifePath Portfolios, including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
                      Key Facts About LifePath Retirement Portfolio........................  1
                      Key Facts About LifePath 2020 Portfolio..............................  6
                      Key Facts About LifePath 2030 Portfolio.............................. 12
                      Key Facts About LifePath 2040 Portfolio.............................. 18
                      Key Facts About LifePath 2050 Portfolio.............................. 24
                      Important Additional Information..................................... 30

   Details About the
 LifePath Portfolios  Investment Time Horizons............................................. 31
                      A Further Discussion of Principal Investment Strategies.............. 32
                      A Further Discussion of Risk Factors................................. 38

 Account Information  Information about account services, sales charges and waivers, shareholder transactions, and distribution and other payments
                      Details About Class K Shares......................................... 44
                      How to Buy, Sell and Transfer Shares................................. 44
                      LifePath Portfolios' Rights.......................................... 47
                      Short-Term Trading Policy............................................ 48
                      Redemption Fee....................................................... 49
                      Master/Feeder and Fund of Funds Structures........................... 49

   Management of the
 LifePath Portfolios  Information about BlackRock Fund Advisers and the Portfolio Managers
                      Investment Adviser................................................... 50
                      Portfolio Managers................................................... 50
                      Administrative Services.............................................. 51
                      Conflicts of Interest................................................ 51
                      Valuation of Fund Investments........................................ 52
                      Dividends, Distributions and Taxes................................... 53
                      Certain LifePath Portfolio Policies.................................. 53

Financial Highlights  Financial Performance of the LifePath Portfolios..................... 55
                      Disclaimers.......................................................... 60

        For More Information  Additional Information........ Back Cover

                     [This page intentionally left blank]

LifePath Retirement Portfolio Overview

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KEY FACTS ABOUT LIFEPATH RETIREMENT PORTFOLIO

Investment Objective
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LifePath Retirement Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors seeking income and moderate long-term growth of capital. LifePath Retirement Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of LifePath Retirement Portfolio
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares (formerly, Class S Shares) of LifePath Retirement Portfolio.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.35%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.17%
  Administration Fees                                                                              0.15%
  Independent Expenses/(2)(3)/                                                                     0.02%
----------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                                             0.33%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(5)/                                                          0.85%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.35)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(5)/    0.50%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to LifePath Retirement Master Portfolio (the "Retirement Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the Retirement Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), from each investment company in which the Retirement Master Portfolio invests through the close of business on November 30, 2011 (the "contractual waiver"). The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of LifePath Retirement Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services in connection with LifePath Retirement Portfolio and the Retirement Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath Retirement Portfolio and the Retirement Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/"Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath
     Retirement Portfolio's pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(5)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath Retirement Portfolio and the Retirement Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the Retirement Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in Class K Shares of LifePath Retirement Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath Retirement Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath Retirement Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $51    $199    $401     $982
                      -----------------------------------

PORTFOLIO TURNOVER
The Retirement Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the example, affect LifePath Retirement Portfolio's performance. During the most recent fiscal year, the Retirement Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of LifePath Retirement Portfolio
--------------------------------------------------------------------------------

LifePath Retirement Portfolio invests all of its assets in the Retirement Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath Retirement Portfolio is designed for investors seeking current income and moderate long-term growth of capital. As of March 31, 2010, LifePath Retirement Portfolio held approximately 39% of its assets in Underlying Funds that invest primarily in equity securities, 61% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index. Because LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain LifePath Retirement Portfolio's risk profile.

Principal Risks of Investing in LifePath Retirement Portfolio
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in LifePath Retirement Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath Retirement Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath Retirement Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath Retirement Portfolio.

.. Allocation Risk -- LifePath Retirement Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath Retirement Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

..  Debt Securities Risk -- Debt securities, such as bonds, involve credit risk.
   Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath Retirement Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. Derivatives Risk -- LifePath Retirement Portfolio's use of derivatives may reduce LifePath Retirement Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath Retirement Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. Emerging Markets Risk -- Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. Equity Securities Risk -- Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. Foreign Securities Risk -- Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath Retirement Portfolio will lose money. These risks include:

 . LifePath Retirement Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

 . Changes in foreign currency exchange rates can affect the value of LifePath Retirement Portfolio's portfolio.

 . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

 . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

 . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

 . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

..  Investments in Mutual Funds and Exchange Traded Funds Risk -- LifePath
   Retirement Portfolio will invest substantially all of its assets in underlying BlackRock funds, so LifePath Retirement Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath Retirement Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath Retirement Portfolio's net asset value ("NAV") will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath Retirement Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath Retirement Portfolio.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which LifePath Retirement Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. Mortgage- and Asset-Backed Securities Risk -- Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath Retirement Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT Investment Risk -- Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath Retirement Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath Retirement Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath Retirement Portfolio.

..  U.S. Government Obligations Risk -- Certain securities in which LifePath
   Retirement Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Class K Shares of LifePath Retirement Portfolio by showing the changes in their performance from year to year. The bar chart shows the returns for Class K Shares of LifePath Retirement Portfolio for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. The performance information for the periods from January 1, 2000 through May 30, 2008 (the date Class K (formerly Class S) Shares commenced operations) shows the performance of Institutional Shares of LifePath Retirement Portfolio adjusted to reflect the different administration fees of Class K Shares. The average annual total return table compares the performance of Class K Shares of LifePath Retirement Portfolio to that of the LifePath Retirement Portfolio Custom Benchmark. The LifePath Retirement Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath Retirement Portfolio invests according to their weightings as of the most recent quarter- end. For all periods prior to March 15, 2004, the returns for LifePath Retirement Portfolio reflect the direct investment by Retirement Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath Retirement Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath Retirement Portfolio expenses during these periods, LifePath Retirement Portfolio's returns would have been lower.

LIFEPATH RETIREMENT PORTFOLIO - CLASS K SHARES

                ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

2000   2001   2002    2003     2004   2005   2006   2007   2008     2009
----   ----   ----    ----     ----   ----   ----   ----   ----     ----
5.08%  3.95%  -2.35%  12.30%   6.70%  4.67%  9.15%  4.85%  -15.04%  18.53%


During the periods shown in the bar chart, the highest return for a quarter was 9.84% (quarter ended September 30, 2009) and the lowest return for a quarter was -7.85% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 2.87%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------
LifePath Retirement Portfolio--Class K Shares
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        18.53%  3.79%    4.33%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                        17.25%  2.58%    3.00%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                                12.08%  2.70%    3.07%
--------------------------------------------------------------------------------------------------------------------
LifePath Retirement Portfolio Custom Benchmark (Reflects no deductions for fees,
 expenses or taxes)                                                                          16.75%  4.06%    5.09%
--------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%  0.69%   -0.20%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                       5.93%  4.97%    6.33%
--------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      43.60%  6.04%    2.69%
--------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or taxes)    0.16%  2.88%    2.84%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                        11.41%  4.63%    7.69%
--------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      38.25%  2.00%    9.21%
--------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Investment Adviser
--------------------------------------------------------------------------------

The Retirement Master Portfolio's investment manager is BFA.

Portfolio Managers
--------------------------------------------------------------------------------

                             PORTFOLIO
                              MANAGER
                               OF THE
                             RETIREMENT
                               MASTER
                             PORTFOLIO
              NAME             SINCE     TITLE
             -----------------------------------------------------
             Dagmar Nikles      2005    Director of BTC
             -----------------------------------------------------
             Leslie Gambon      2007    Director of BTC
             -----------------------------------------------------
             Alan Mason         2009    Managing Director of BTC
             -----------------------------------------------------
             Amy Whitelaw       2010    Director of BTC
             -----------------------------------------------------

                                    *  *  *

For important information about purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 30 of the Prospectus.

LifePath 2020 Portfolio Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT LIFEPATH 2020 PORTFOLIO

Investment Objective
--------------------------------------------------------------------------------

LifePath 2020 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. LifePath 2020 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of LifePath 2020 Portfolio
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2020 Portfolio.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.35%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.16%
  Administration Fees                                                                              0.15%
  Independent Expenses/(2)(3)/                                                                     0.01%
----------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                                             0.33%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(5)/                                                          0.84%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.34)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(5)/    0.50%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to LifePath 2020 Master Portfolio (the "2020 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2020 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), from each investment company in which the 2020 Master Portfolio invests through the close of business on November 30, 2011 (the "contractual waiver"). The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of LifePath 2020 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2020 Portfolio and the 2020 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2020 Portfolio and the 2020 Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/"Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2020
     Portfolio's pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(5)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2020 Portfolio and the 2020 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2020 Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2020 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2020 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2020 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $51    $198    $397     $972
                      -----------------------------------

PORTFOLIO TURNOVER
The 2020 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the example, affect LifePath 2020 Portfolio's performance. During the most recent fiscal year, the 2020 Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of LifePath 2020 Portfolio
--------------------------------------------------------------------------------

LifePath 2020 Portfolio invests all of its assets in the 2020 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2010, LifePath 2020 Portfolio held approximately 60% of its assets in Underlying Funds that invest primarily in equity securities, 40% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2020 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2020 Portfolio's asset mix becomes more conservative -- both prior to and after retirement -- as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2020 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path -- the target allocation among asset classes as the LifePath Portfolios approach their target dates:

                                    [CHART]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2020 Portfolio, and determine whether any changes are required to enable LifePath 2020 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2020 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2020 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2020 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2020 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2020 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2020 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2020 Portfolio to meet its investment objective. See "Details About the LifePath Portfolios -- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2020 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in LifePath 2020 Portfolio
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in LifePath 2020 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2020 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2020 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2020 Portfolio.

.. Allocation Risk -- LifePath 2020 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2020 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

..  Debt Securities Risk -- Debt securities, such as bonds, involve credit risk.
   Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2020 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

..  Derivatives Risk -- LifePath 2020 Portfolio's use of derivatives may reduce
   LifePath 2020 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2020 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. Emerging Markets Risk -- Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. Equity Securities Risk -- Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. Foreign Securities Risk -- Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2020 Portfolio will lose money. These risks include:

 . LifePath 2020 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

 . Changes in foreign currency exchange rates can affect the value of LifePath 2020 Portfolio's portfolio.

 . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

 . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

 . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

 . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

..  Investments in Mutual Funds and Exchange Traded Funds Risk -- LifePath 2020
   Portfolio will invest substantially all of its assets in underlying BlackRock funds, so LifePath 2020 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2020 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2020 Portfolio's net asset value ("NAV") will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2020 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2020 Portfolio.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which LifePath 2020 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. Mortgage- and Asset-Backed Securities Risk -- Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2020 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT Investment Risk -- Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2020 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2020 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2020 Portfolio.

..  U.S. Government Obligations Risk -- Certain securities in which LifePath
   2020 Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Class K Shares of LifePath 2020 Portfolio by showing the changes in their performance from year to year. The bar chart shows the returns for Class K Shares of LifePath 2020 Portfolio for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. The performance information for the periods from January 1, 2000 through May 30, 2008 (the date Class K (formerly Class S) Shares commenced operations) shows the performance of Institutional Shares of LifePath 2020 Portfolio adjusted to reflect the different administration fees of Class K Shares. The average annual total return table compares the performance (before and after taxes) of Class K Shares of LifePath 2020 Portfolio to that of the LifePath 2020 Portfolio Custom Benchmark. The LifePath 2020 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2020 Portfolio invests according to their weightings as of the most recent quarter-end. For all periods prior to March 15, 2004, the returns for LifePath 2020 Portfolio reflect the direct investment by 2020 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2020 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2020 Portfolio expenses during these periods, LifePath 2020 Portfolio's returns would have been lower.

LIFEPATH 2020 PORTFOLIO - CLASS K SHARES

                ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

2000    2001    2002     2003     2004   2005   2006    2007   2008     2009
----    ----    ----     ----     ----   ----   ----    ----   ----     ----
-3.39%  -6.07%  -12.24%  20.96%   9.62%  6.89%  13.36%  3.69%  -25.38%  23.15%

During the periods shown in the bar chart, the highest return for a quarter was 13.99% (quarter ended June 30, 2009) and the lowest return for a quarter was -14.10% (quarter ended December 31, 2008). The year-to-date return as of
March 31, 2010 was 3.39%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------
LifePath 2020 Portfolio--Class K Shares
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        23.15%  2.88%    1.94%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                        21.81%  2.03%    1.14%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                                15.14%  2.20%    1.34%
--------------------------------------------------------------------------------------------------------------------
LifePath 2020 Portfolio Custom Benchmark (Reflects no deductions for fees, expenses or
 taxes)                                                                                      22.84%  3.27%    2.78%
--------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%  0.69%   -0.20%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                       5.93%  4.97%    6.33%
--------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      43.60%  6.04%    2.69%
--------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or taxes)    0.16%  2.88%    2.84%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                        11.41%  4.63%    7.69%
--------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      38.25%  2.00%    9.21%
--------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Investment Adviser
--------------------------------------------------------------------------------

The 2020 Master Portfolio's investment manager is BFA.

Portfolio Managers
--------------------------------------------------------------------------------

                              PORTFOLIO
                               MANAGER
                               OF THE
                                2020
                               MASTER
                              PORTFOLIO
               NAME             SINCE    TITLE
              ----------------------------------------------------
              Dagmar Nikles     2005    Director of BTC
              ----------------------------------------------------
              Leslie Gambon     2007    Director of BTC
              ----------------------------------------------------
              Alan Mason        2009    Managing Director of BTC
              ----------------------------------------------------
              Amy Whitelaw      2010    Director of BTC
              ----------------------------------------------------

                                    *  *  *

For important information about purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 30 of the Prospectus.

LifePath 2030 Portfolio Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT LIFEPATH 2030 PORTFOLIO

Investment Objective
--------------------------------------------------------------------------------

LifePath 2030 Portfolio, a series of BlackRock Funds III ("the Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. LifePath 2030 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of LifePath 2030 Portfolio
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2030 Portfolio.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.35%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.16%
  Administration Fees                                                                              0.15%
  Independent Expenses/(2)(3)/                                                                     0.01%
----------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                                             0.34%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(5)/                                                          0.85%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.35)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(5)/    0.50%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to LifePath 2030 Master Portfolio (the "2030 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at 2030 Master Portfolio level in an amount equal to the advisory fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), from each investment company in which the 2030 Master Portfolio invests through the close of business on November 30, 2011 (the "contractual waiver"). The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of LifePath 2030 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2030 Portfolio and the 2030 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2030 Portfolio and the 2030 Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/"Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2030
     Portfolio's pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(5)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2030 Portfolio and the 2030 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2030 Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2030 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2030 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2030 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $51    $199    $401     $982
                      -----------------------------------

PORTFOLIO TURNOVER
The 2030 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the example, affect LifePath 2030 Portfolio's performance. During the most recent fiscal year, the 2030 Master Portfolio's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies of LifePath 2030 Portfolio
--------------------------------------------------------------------------------

LifePath 2030 Portfolio invests all of its assets in the 2030 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds ("the Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2010, LifePath 2030 Portfolio held approximately 75% of its assets in Underlying Funds that invest primarily in equity securities, 25% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2030 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2030 Portfolio's asset mix becomes more conservative -- both prior to and after retirement -- as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2030 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path -- the target allocation among asset classes as the LifePath Portfolios approach their target dates:

                                    [CHART]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2030 Portfolio, and determine whether any changes are required to enable LifePath 2030 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2030 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2030 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2030 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2030 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2030 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2030 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2030 Portfolio to meet its investment objective. See "A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2030 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in LifePath 2030 Portfolio
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in LifePath 2030 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2030 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2030 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2030 Portfolio.

.. Allocation Risk -- LifePath 2030 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2030 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

..  Debt Securities Risk -- Debt securities, such as bonds, involve credit risk.
   Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2030 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

..  Derivatives Risk -- LifePath 2030 Portfolio's use of derivatives may reduce
   LifePath 2030 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2030 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. Emerging Markets Risk -- Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. Equity Securities Risk -- Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. Foreign Securities Risk -- Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2030 Portfolio will lose money. These risks include:

 . LifePath 2030 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

 . Changes in foreign currency exchange rates can affect the value of LifePath 2030 Portfolio's portfolio.

 . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

 . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

 . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

 . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

..  Investments in Mutual Funds and Exchange Traded Funds Risk -- LifePath 2030
   Portfolio will invest substantially all of its assets in underlying BlackRock funds, so LifePath 2030 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2030 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2030 Portfolio's net asset value ("NAV") will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2030 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2030 Portfolio.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which LifePath 2030 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. Mortgage- and Asset-Backed Securities Risk -- Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2030 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT Investment Risk -- Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2030 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2030 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2030 Portfolio.

..  U.S. Government Obligations Risk -- Certain securities in which LifePath
   2030 Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Class K Shares of LifePath 2030 Portfolio by showing the changes in their performance from year to year. The bar chart shows the returns for Class K Shares of LifePath 2030 Portfolio for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. The performance information for the periods from January 1, 2000 through May 30, 2008 (the date Class K (formerly Class S) Shares commenced operations) shows the performance of Institutional Shares of LifePath 2030 Portfolio adjusted to reflect the different administration fees of Class K Shares. The average annual total return table compares the performance (before and after taxes) of Class K Shares of LifePath 2030 Portfolio to that of the LifePath 2030 Portfolio Custom Benchmark. The LifePath 2030 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2030 Portfolio invests according to their weightings as of the most recent quarter-end. For all periods prior to March 15, 2004, the returns for LifePath 2030 Portfolio reflect the direct investment by 2030 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2030 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2030 Portfolio expenses during these periods, LifePath 2030 Portfolio's returns would have been lower.

LIFEPATH 2030 PORTFOLIO - CLASS K SHARES

                ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

2000   2001    2002     2003    2004    2005   2006    2007    2008    2009
----   ----    ----     ----    ----    ----   ----    ----    ----    ----
-5.30% -9.59%  -15.38%  24.21%  11.13%  7.98%  15.47%  2.99%  -31.06%  26.23%


During the periods shown in the bar chart, the highest return for a quarter was 16.83% (quarter ended June 30, 2009) and the lowest return for a quarter was -17.85% (quarter ended December 31, 2008). The year-to-date return as of
March 31, 2010 was 3.71%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------
LifePath 2030 Portfolio--Class K Shares
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        26.23%  2.21%    1.06%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                        25.02%  1.31%    0.17%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                                17.19%  1.72%    0.63%
--------------------------------------------------------------------------------------------------------------------
LifePath 2030 Portfolio Custom Benchmark (Reflects no deductions for fees, expenses or
 taxes)                                                                                      27.05%  2.70%    1.82%
--------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%  0.69%   -0.20%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                       5.93%  4.97%    6.33%
--------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      43.60%  6.04%    2.69%
--------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or taxes)    0.16%  2.88%    2.84%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                        11.41%  4.63%    7.69%
--------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      38.25%  2.00%    9.21%
--------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Investment Adviser
--------------------------------------------------------------------------------

The 2030 Master Portfolio's investment manager is BFA.

Portfolio Managers
--------------------------------------------------------------------------------

                              PORTFOLIO
                               MANAGER
                               OF THE
                                2030
                               MASTER
                              PORTFOLIO
               NAME             SINCE    TITLE
              ----------------------------------------------------
              Dagmar Nikles     2005    Director of BTC
              ----------------------------------------------------
              Leslie Gambon     2007    Director of BTC
              ----------------------------------------------------
              Alan Mason        2009    Managing Director of BTC
              ----------------------------------------------------
              Amy Whitelaw      2010    Director of BTC
              ----------------------------------------------------

                                    *  *  *

For important information about purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 30 of the Prospectus.

LifePath 2040 Portfolio Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT LIFEPATH 2040 PORTFOLIO

Investment Objective
--------------------------------------------------------------------------------

LifePath 2040 Portfolio, a series of BlackRock Funds III ("the Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. LifePath 2040 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of LifePath 2040 Portfolio
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2040 Portfolio.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.35%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.16%
  Administration Fees                                                                              0.15%
  Independent Expenses/(2)(3)/                                                                     0.01%
----------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                                             0.34%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(5)/                                                          0.85%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.35)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(5)/    0.50%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to LifePath 2040 Master Portfolio (the "2040 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at 2040 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), from each investment company in which 2040 Master Portfolio invests through the close of business on November 30, 2011 (the "contractual waiver"). The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of LifePath 2040 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2040 Portfolio and the 2040 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2040 Portfolio and the 2040 Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/"Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2040
     Portfolio's pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(5)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2040 Portfolio and the 2040 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2040 Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2040 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2040 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2040 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $51    $199    $401     $982
                      -----------------------------------

PORTFOLIO TURNOVER
The 2040 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the example, affect LifePath 2040 Portfolio's performance. During the most recent fiscal year, the 2040 Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of LifePath 2040 Portfolio
--------------------------------------------------------------------------------

LifePath 2040 Portfolio invests all of its assets in the 2040 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of the equity, bond and money market funds ("the Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2010, LifePath 2040 Portfolio held approximately 88% of its assets in Underlying Funds that invest primarily in equity securities, 12% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2040 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2040 Portfolio's asset mix becomes more conservative -- both prior to and after retirement -- as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2040 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path -- the target allocation among asset classes as the LifePath Portfolios approach their target dates:

                                    [CHART]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2040 Portfolio, and determine whether any changes are required to enable LifePath 2040 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2040 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2040 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2040 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2040 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2040 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2040 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2040 Portfolio to meet its investment objective. See "A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2040 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in LifePath 2040 Portfolio
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in LifePath 2040 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2040 Portfolio or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in LifePath 2040 Portfolio. An investment in LifePath 2040 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

.. Allocation Risk -- LifePath 2040 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2040 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

..  Debt Securities Risk -- Debt securities, such as bonds, involve credit risk.
   Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2040 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

..  Derivatives Risk -- LifePath 2040 Portfolio's use of derivatives may reduce
   LifePath 2040 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2040 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. Emerging Markets Risk -- Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. Equity Securities Risk -- Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. Foreign Securities Risk -- Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2040 Portfolio will lose money. These risks include:

 . LifePath 2040 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

 . Changes in foreign currency exchange rates can affect the value of LifePath 2040 Portfolio's portfolio.

 . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

 . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

 . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

 . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

..  Investments in Mutual Funds and Exchange Traded Funds Risk -- LifePath 2040
   Portfolio will invest substantially all of its assets in underlying BlackRock funds, so LifePath 2040 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2040 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2040 Portfolio's net asset value ("NAV") will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2040 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2040 Portfolio.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which LifePath 2040 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. Mortgage- and Asset-Backed Securities Risk -- Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2040 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT Investment Risk -- Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2040 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2040 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2040 Portfolio.

..  U.S. Government Obligations Risk -- Certain securities in which LifePath
   2040 Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Class K Shares of LifePath 2040 Portfolio by showing the changes in their performance from year to year. The bar chart shows the returns for Class K Shares of LifePath 2040 Portfolio for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. The performance information for the periods from January 1, 2000 through May 30, 2008 (the date Class K (formerly Class S) Shares commenced operations) shows the performance of Institutional Shares of LifePath 2040 Portfolio adjusted to reflect the different administration fees of Class K Shares. The average annual total return table compares the performance (before and after taxes) of Class K Shares of LifePath 2040 Portfolio to that of the LifePath 2040 Portfolio Custom Benchmark. The LifePath 2040 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2040 Portfolio invests according to their weightings as of the most recent quarter-end. For all periods prior to March 15, 2004, the returns for LifePath 2040 Portfolio reflect the direct investment by 2040 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2040 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2040 Portfolio expenses during these periods, LifePath 2040 Portfolio's returns would have been lower.

LIFEPATH 2040 PORTFOLIO - CLASS K SHARES

                ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

2000    2001     2002     2003    2004    2005   2006    2007   2008     2009
----    ----     ----     ----    ----    ----   ----    ----   ----     ----
-9.36%  -13.06%  -18.38%  27.99%  11.78%  8.59%  17.32%  2.38%  -35.41%  28.52%

During the periods shown in the bar chart, the highest return for a quarter was 19.11% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.70% (quarter ended December 31, 2008). The year-to-date return as of
March 31, 2010 was 3.98%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------
LifePath 2040 Portfolio--Class K Shares
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                        28.52%  1.56%   -0.08%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                        27.52%  1.07%   -0.61%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                                18.77%  1.37%   -0.17%
--------------------------------------------------------------------------------------------------------------------
LifePath 2040 Portfolio Custom Benchmark (Reflects no deductions for fees, expenses or
 taxes)                                                                                      30.52%  2.15%    0.87%
--------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%  0.69%   -0.20%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                       5.93%  4.97%    6.33%
--------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      43.60%  6.04%    2.69%
--------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or taxes)    0.16%  2.88%    2.84%
--------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                        11.41%  4.63%    7.69%
--------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      38.25%  2.00%    9.21%
--------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Investment Adviser
--------------------------------------------------------------------------------

The 2040 Master Portfolio's investment manager is BFA.

Portfolio Managers
--------------------------------------------------------------------------------

                              PORTFOLIO
                               MANAGER
                               OF THE
                                2040
                               MASTER
                              PORTFOLIO
               NAME             SINCE    TITLE
              ----------------------------------------------------
              Dagmar Nikles     2005    Director of BTC
              ----------------------------------------------------
              Leslie Gambon     2007    Director of BTC
              ----------------------------------------------------
              Alan Mason        2009    Managing Director of BTC
              ----------------------------------------------------
              Amy Whitelaw      2010    Director of BTC
              ----------------------------------------------------

                                    *  *  *

For important information about purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 30 of the Prospectus.

LifePath 2050 Portfolio Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT LIFEPATH 2050 PORTFOLIO

Investment Objective
--------------------------------------------------------------------------------

LifePath 2050 Portfolio, a series of BlackRock Funds III ("the Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050. LifePath 2050 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Fees and Expenses of LifePath 2050 Portfolio
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares of LifePath 2050 Portfolio.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.35%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.48%
  Administration Fees                                                                              0.15%
  Independent Expenses/(2)(3)/                                                                     0.33%
----------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                                             0.34%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(5)/                                                          1.17%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.67)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(5)/    0.50%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to LifePath 2050 Master Portfolio (the "2050 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2050 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), from each investment company in which the 2050 Master Portfolio invests through the close of business on November 30, 2011 (the "contractual waiver"). The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of LifePath 2050 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2050 Portfolio and the 2050 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2050 Portfolio and the 2050 Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/"Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2050
     Portfolio's pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(5)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2050 Portfolio and the 2050 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2050 Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2050 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2050 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2050 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $51    $235    $510    $1,297
                      -----------------------------------

PORTFOLIO TURNOVER
The 2050 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the example, affect LifePath 2050 Portfolio's performance. During the most recent fiscal year, the 2050 Master Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies of LifePath 2050 Portfolio
--------------------------------------------------------------------------------

LifePath 2050 Portfolio invests all of its assets in the 2050 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds ("the Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of March 31, 2010, LifePath 2050 Portfolio held approximately 98% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2050 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2050 Portfolio's asset mix becomes more conservative -- both prior to and after retirement -- as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2050 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path -- the target allocation among asset classes as the LifePath Portfolios approach their target dates:

                                    [CHART]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2050 Portfolio, and determine whether any changes are required to enable LifePath 2050 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2050 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2050 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2050 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2050 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2050 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2050 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2050 Portfolio to meet its investment objective. See "A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2050 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Principal Risks of Investing in LifePath 2050 Portfolio
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in LifePath 2050 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2050 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2050 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2050 Portfolio.

.. Allocation Risk -- LifePath 2050 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2050 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

..  Debt Securities Risk -- Debt securities, such as bonds, involve credit risk.
   Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2050 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

..  Derivatives Risk -- LifePath 2050 Portfolio's use of derivatives may reduce
   LifePath 2050 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2050 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. Emerging Markets Risk -- Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. Equity Securities Risk -- Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. Foreign Securities Risk -- Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2050 Portfolio will lose money. These risks include:

 . LifePath 2050 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

 . Changes in foreign currency exchange rates can affect the value of LifePath 2050 Portfolio's portfolio.

 . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

 . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

 . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

 . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

..  Investments in Mutual Funds and Exchange Traded Funds Risk -- LifePath 2050
   Portfolio will invest substantially all of its assets in underlying BlackRock funds, so LifePath 2050 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2050 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2050 Portfolio's net asset value ("NAV") will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2050 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2050 Portfolio.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which LifePath 2050 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. Mortgage- and Asset-Backed Securities Risk -- Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2050 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT Investment Risk -- Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2050 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2050 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2050 Portfolio.

..  U.S. Government Obligations Risk -- Certain securities in which LifePath
   2050 Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Class K Shares of LifePath 2050 Portfolio. The bar chart shows the returns for Class K Shares of LifePath 2050 Portfolio for the last calendar year. Prior to May 3, 2010, Class K Shares were designated Class S Shares. The average annual total return table compares the performance (before and after taxes) of Class K Shares of LifePath 2050 Portfolio to that of the LifePath 2050 Portfolio Custom Benchmark. The LifePath 2050 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2050 Portfolio invests according to their weightings as of the most recent quarter-end. How LifePath 2050 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2050 Portfolio expenses during these periods, LifePath 2050 Portfolio's returns would have been lower.

LIFEPATH 2050 PORTFOLIO - CLASS K SHARES

                 ANNUAL TOTAL RETURNS (YEAR ENDED DECEMBER 31)

                                    [CHART]

                                     2009
                                     ----
                                    30.89%


During the period shown in the bar chart, the highest return for a quarter was 21.13% (quarter ended June 30, 2009) and the lowest return for a quarter was -12.65% (quarter ended March 31, 2009). The year-to-date return as of March 31, 2010 was 4.19%.

 AS OF 12/31/09                                                                                             SINCE INCEPTION
 AVERAGE ANNUAL TOTAL RETURNS                                                                        1 YEAR (JUNE 30, 2008)
---------------------------------------------------------------------------------------------------------------------------
LifePath 2050 Portfolio--Class K Shares
---------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                                30.89%      -7.53%
---------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                                29.05%      -8.49%
---------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                                        20.20%      -6.87%
---------------------------------------------------------------------------------------------------------------------------
LifePath 2050 Portfolio Custom Benchmark (Reflects no deductions for fees, expenses or taxes)        34.11%      -6.38%
---------------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                                  27.25%        N/A
---------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees, expenses or taxes)       5.93%        N/A
---------------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                              43.60%        N/A
---------------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or taxes)            0.16%        N/A
---------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (Reflects no
 deductions for fees, expenses or taxes)                                                             11.41%        N/A
---------------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees, expenses or taxes)       38.25%        N/A
---------------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Investment Adviser
--------------------------------------------------------------------------------

The 2050 Master Portfolio's investment manager is BFA.

Portfolio Managers
--------------------------------------------------------------------------------

                              PORTFOLIO
                               MANAGER
                               OF THE
                                2050
                               MASTER
                              PORTFOLIO
               NAME             SINCE    TITLE
              ----------------------------------------------------
              Dagmar Nikles     2008    Director of BTC
              ----------------------------------------------------
              Leslie Gambon     2008    Director of BTC
              ----------------------------------------------------
              Alan Mason        2009    Managing Director of BTC
              ----------------------------------------------------
              Amy Whitelaw      2010    Director of BTC
              ----------------------------------------------------

                                    *  *  *

For important information about purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 30 of the Prospectus.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Shares
--------------------------------------------------------------------------------

Class K Shares of each LifePath Portfolio are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Portfolio's distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $100 million in a qualified tax-exempt plan, and (iii) employers with greater than $100 million in the aggregate between qualified and non-qualified plans that they sponsor (collectively, "Institutions"). You may purchase or redeem shares of a LifePath Portfolio each Business Day. Class K Shares are normally purchased through a customer's account at an Institution through procedures established by such Institution. Purchase orders may also be placed by calling (800) 441-7762 or by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, RI 02940-8019). Each LifePath Portfolio's initial minimum investment for Class K Shares is $1. The minimum investment for additional purchases is $1.

Tax Information
--------------------------------------------------------------------------------

Because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), if you are invested through such a plan, you will not be taxed on dividends paid by the LifePath Portfolios or on the proceeds of a redemption or an exchange of shares of the LifePath Portfolios, provided the shares are not debt-financed property to you. Different tax consequences apply to a shareholder that does not satisfy the requirements of
Section 401(a) or 501(a) of the Internal Revenue Code.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of a LifePath Portfolio through a broker-dealer or other financial intermediary, the LifePath Portfolio and BlackRock Investments, LLC, the LifePath Portfolio's distributor, or its affiliates may pay the intermediary for the sale of LifePath Portfolio shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Portfolio over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the LifePath Portfolios

--------------------------------------------------------------------------------

Investment Time Horizons
--------------------------------------------------------------------------------

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments, in other words, the time when they will cease making new contributions to their investments. For many LifePath Portfolio investors, their time horizon is tied to the date that they plan to retire and begin gradually utilizing their investment to support themselves in retirement. For other LifePath Portfolio investors, their time horizon may represent the date when they plan to make substantial withdrawals for another purpose, such as a major purchase.

As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, as described in its investment objective in each LifePath Portfolio's "Key Facts" section in this Prospectus, which affects the targeted risk level of that LifePath Portfolio and, in turn, its asset allocation.

The allocations for LifePath Retirement Portfolio reflect the expectation that investors in or near retirement, or otherwise seeking current income, are willing to take some risk of loss of their investment in hopes of achieving moderate long term growth of capital. LifePath Retirement Portfolio is designed to help balance two risk factors that investors face during retirement: market risk (potential declines in market values) and longevity risk (living longer than expected). Specifically, the portfolio seeks to enable investors to maintain a steady withdrawal rate (about 3-5% per year) throughout their retirement without exhausting their investment. There is no guarantee that the performance of LifePath Retirement Portfolio will be sufficient to enable this withdrawal rate or that any one withdrawal rate is appropriate for all investors. Investors should work with a financial advisor or other expert to determine a sustainable withdrawal rate for their circumstances, and that withdrawal rate should be periodically reassessed throughout retirement as the value of the investor's portfolio changes.

Each LifePath Portfolio has a distinct investment objective tied to its time horizon:

   . LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

   . LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

   . LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

   . LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

   . LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

You should carefully consider the asset allocation and risks of each LifePath Portfolio before deciding whether to invest.

The LifePath Portfolios are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (each, a "Master Portfolio") of MIP, a mutual fund that has the same objective and strategies as the applicable LifePath Portfolio. LifePath Retirement Portfolio invests all of its assets in Retirement Master Portfolio. LifePath 2020 Portfolio invests all of its assets in 2020 Master Portfolio. LifePath 2030 Portfolio invests all of its assets in 2030 Master Portfolio. LifePath 2040 Portfolio invests all of its assets in 2040 Master Portfolio. LifePath 2050 Portfolio invests all of its assets in 2050 Master Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of Underlying Funds in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for LifePath Retirement Portfolio, which is already in its most conservative phase. BFA is the investment adviser to the Master Portfolios. For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the applicable Master Portfolio, unless otherwise indicated. A description of the relationship of the LifePath Portfolios to their respective Master Portfolios appears below under the heading "Account Information -- Master/Feeder and Fund of Funds Structures."

WHICH LIFEPATH PORTFOLIO TO CONSIDER
The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year -- a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2025, as in this example, you may conclude that LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

The investment mix of the LifePath Portfolios gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolios increasingly conservative.

In making your investment decision, you should keep in mind:

.. The LifePath Portfolios' investment strategies derive from the risk tolerance of average investors with a particular time horizon.

.. The LifePath Portfolios' time horizons are based on the year in their name, except for LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

A Further Discussion of Principal Investment Strategies
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Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. In addition to investing in Underlying Funds, each Master Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios' combined Statement of Additional Information ("SAI").

As each Master Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a Master Portfolio as it approaches its time horizon.

For example, LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, almost all of LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds.

In determining the allocation of assets to the Underlying Funds, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Details About the LifePath Portfolios -- A Further Discussion of Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for LifePath Retirement Portfolio, which is already in its most conservative phase.

When a LifePath Portfolio reaches its stated time horizon and enters its most conservative phase, the allocation of its assets is expected to be similar to that of LifePath Retirement Portfolio. Such LifePath Portfolio and LifePath Retirement Portfolio may then continue to operate as separate funds or, subject to approval by the Trust's Board of Trustees, they may be merged into a single fund.

THE UNDERLYING FUNDS
Two of the Underlying Funds -- Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio -- are diversified portfolios of MIP. Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BFA invests Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

The remaining Underlying Funds, other than BlackRock Cash Funds: Institutional (the "Underlying Money Market Fund"), are ETFs that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their NAV per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

Active Stock Master Portfolio
Active Stock Master Portfolio seeks to provide long-term appreciation of capital. Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Standard & Poor's ("S&P") 500 Index(R). BFA invests Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BFA considers risk parameters in deciding upon Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

CoreAlpha Bond Master Portfolio
CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; U.S. dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Institutional seeks a high level of income consistent with liquidity and the preservation of capital. BlackRock Cash Funds:
Institutional invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. BlackRock Cash Funds: Institutional also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), U.S. and foreign bank obligations, corporate obligations, repurchase agreements and asset-backed securities.

Underlying iShares Funds
In managing each of the Underlying iShares Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index(R), which measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index(TM), which measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index(TM) have a market capitalization between $750 million and $3.3 billion (which may fluctuate depending on the overall level of the equity markets) as of May 29, 2009 and are selected for liquidity and industry group representation. The S&P MidCap 400 Index(TM) consists of stocks from a broad range of industries.

iShares S&P SmallCap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index(TM), which measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index(TM) have a market capitalization between $200 million and $1 billion (which may fluctuate depending on the overall level of the equity markets) as of May 29, 2009 and are selected for liquidity and industry group representation.

iShares S&P National AMT-Free Municipal Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P National AMT-Free Municipal Bond Index, which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of May 31, 2009, there were 8,709 issues in the S&P National AMT-Free Municipal Bond Index.

iShares S&P North American Natural Resources Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector Index(TM), which measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.

iShares Russell Midcap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000(R) Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index, which measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000(R) Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Major Index (the "Cohen & Steers Index"), which consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index. Within the REIT market, the Cohen & Steers Index is diversified across property sectors that represent the current market.

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which measures the stock performance of companies engaged in the ownership and development of the following real estate markets defined as developed by FTSE EPRA/NAREIT: Canada, Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom (including the Channel Islands)), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand and Singapore). As of
May 29, 2009, the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

iShares MSCI Canada Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index developed by MSCI, Inc. ("MSCI"). The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE(R) Index, which has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

iShares MSCI EAFE Small Cap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index, which represents the small cap size segment of the MSCI EAFE Index. The MSCI EAFE(R) Index includes securities from Europe, Australasia and the Far East. Under MSCI's Global Investable Market Index methodology, the small cap universe consists of the securities of those companies whose securities are not included in the large cap or mid cap segments of a particular market, which together comprise approximately 85% of each market's free float-adjusted market capitalization. The small cap segment covers the 85%-99% range of each market's free float-adjusted market capitalization.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. As of September 30, 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the MSCI Emerging Markets Index. BFA waives a portion of its advisory fees otherwise due from the iShares MSCI Emerging Markets Index Fund in an amount equal to the portfolio management fees incurred by assets that are invested in shares of other iShares funds.

iShares Barclays 1-3 Year Credit Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

iShares Barclays 1-3 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

iShares Barclays 3-7 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 3-7 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

iShares Barclays 7-10 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 7-10 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

iShares Barclays 10-20 Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 10-20 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

iShares Barclays 20+ Year Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 20+ Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 years or more.

iShares Barclays Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Capital U.S. Aggregate Bond Index have $250 million or more of outstanding face value and have at least one year remaining to maturity. In addition, the securities must be U.S. dollar-denominated, fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is market capitalization weighted and the securities are updated on the last calendar day of each month.

iShares Barclays Credit Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year.

iShares Barclays Government/Credit Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year.

iShares Barclays Intermediate Credit Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

iShares Barclays Intermediate Government/Credit Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Government/ Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years.

iShares Barclays MBS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. MBS Index, which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation.

iShares Barclays Short Treasury Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Short Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

iShares Barclays TIPS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."

iShares JPMorgan USD Emerging Markets Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index, which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries.

iShares iBoxx $ High Yield Corporate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx(R) $ Liquid High Yield Index, which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the International Index Company Limited ("IIC"). The iBoxx(R) $ Liquid High Yield Index is designed to provide a broad representation of the U.S. dollar-denominated high yield liquid corporate bond market. The iBoxx(R) $ Liquid High Yield Index is a modified market value weighted index. There is no limit to the number of issues in the iBoxx(R) $ Liquid High Yield Index, but as of June 30, 2009, the iBoxx(R) $ Liquid High Yield Index included approximately 281 constituents.

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2010. BFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time:

                               UNDERLYING FUNDS
                            (as of March 31, 2010)

                                                         LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH
                                                        RETIREMENT   2020      2030      2040      2050
                                                        PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
----------------------------------------------------------------------------------------------------------
 CAPITAL GROWTH
----------------------------------------------------------------------------------------------------------
MIP--Active Stock Master Portfolio                        19.45%     30.45%    38.39%    44.64%    49.18%
----------------------------------------------------------------------------------------------------------
iShares S&P MidCap 400 Index Fund                          4.93%      5.87%     6.54%     7.14%     8.10%
----------------------------------------------------------------------------------------------------------
iShares S&P SmallCap 600 Index Fund                        2.18%      2.58%     2.89%     3.16%     3.54%
----------------------------------------------------------------------------------------------------------
iShares MSCI EAFE Index Fund                               6.74%     10.08%    12.60%    14.73%    17.01%
----------------------------------------------------------------------------------------------------------
iShares Cohen & Steers Realty Majors Index Fund            0.62%      1.87%     2.73%     3.50%     4.01%
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iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
 Index Fund                                                0.99%      2.99%     4.43%     5.62%     6.40%
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iShares MSCI Emerging Markets Index Fund                   2.40%      3.70%     4.66%     5.47%     6.09%
----------------------------------------------------------------------------------------------------------
iShares MSCI Canada Index Fund                             0.82%      1.25%     1.54%     1.82%     2.02%
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iShares MSCI EAFE Small Cap Index Fund                     0.81%      1.25%     1.47%     1.72%     2.00%
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 CAPITAL GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------
MIP--CoreAlpha Bond Master Portfolio                      51.96%     34.27%    21.48%    10.89%     0.99%
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iShares Barclays TIPS Bond Fund                            8.87%      5.49%     3.08%     1.08%      N/A
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 INCOME
----------------------------------------------------------------------------------------------------------
BlackRock Cash Funds: Institutional--SL Agency Shares      0.23%      0.20%     0.19%     0.23%     0.66%
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Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

"Standard & Poor's(R)," "S&P(R)," "S&P 500 Index(R)," "S&P MidCap 400 Index/TM/," "S&P SmallCap 600 Index/TM/," "S&P National AMT-Free Municipal Bond Index/TM/," and "S&P North American Natural Resources Sector Index/TM/" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BTC. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and iShares S&P North American Natural Resources Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"FTSE," "EPRA," "NAREIT" and "FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index" are marks that have been licensed for use for certain purposes by BTC. The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the "FTSE Licensor Parties"), and the FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"Cohen & Steers" and "Cohen & Steers Realty Majors Index" are trademarks of Cohen & Steers Capital Management, Inc. ("Cohen & Steers") licensed for use for certain purposes by BTC. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"Barclays Capital Inc.," "Barclays Capital U.S. 1-3 Year Credit Bond Index," "Barclays Capital U.S. 1-3 Year Treasury Bond Index," "Barclays Capital U.S. 3-7 Year Treasury Bond Index," "Barclays Capital U.S. 7-10 Year Treasury Bond Index," "Barclays Capital U.S. 10-20 Year Treasury Bond Index," "Barclays Capital U.S. 20+ Year Treasury Bond Index," "Barclays Capital U.S. Aggregate Bond Index," "Barclays Capital U.S. Credit Bond Index," "Barclays Capital U.S. Government/Credit Bond Index," "Barclays Capital U.S. Intermediate Credit Bond Index," "Barclays Capital U.S. Intermediate Government/Credit Bond Index," "Barclays Capital U.S. MBS Index," "Barclays Capital U.S. Short Treasury Bond Index," and the "Barclays Capital

U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)" (collectively referred to as the "iShares Bond Fund Indexes") are trademarks of Barclays Bank PLC licensed for use for certain purposes by BTC. The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund are not sponsored, endorsed, sold or promoted by Barclays Capital Inc. ("Barclays Capital"), and Barclays Capital makes no representation or warranty, express or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital. Neither BTC nor BFA has or will have a role in maintaining the iShares Bond Fund Indexes.

"MSCI Canada Index/SM/," "MSCI EAFE(R) Index" and "MSCI Emerging Markets Index/SM/" are servicemarks and "MSCI EAFE Small Cap Index" is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI, and neither MSCI nor any other party makes any representation or warranty, express or implied, regarding the advisability of investing in iShares.

A Further Discussion of Risk Factors
--------------------------------------------------------------------------------

This section contains a description of the general risks of investing in the LifePath Portfolios. "Description of the LifePath Portfolios and their Investments and Risks" in the SAI also includes more information about the LifePath Portfolios, their investments and the related risks. There can be no guarantee that a LifePath Portfolio will meet its objective or that a LifePath Portfolio's performance will be positive for any period of time. An investment in a LifePath Portfolio is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency.

GENERAL
The NAV of each LifePath Portfolio's shares is neither insured nor guaranteed, is not fixed and will fluctuate.

GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS

Allocation Risk -- The LifePath Portfolios' ability to achieve their investment goals depends upon BFA's skill in determining the LifePath Portfolios' strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the Underlying Funds will achieve their investment objectives, and the Underlying Funds' performance may be lower than the performance of the asset class which they were selected to represent. The Underlying Funds may change their investment objectives or policies without the approval of the LifePath Portfolios. If an Underlying Fund were to change its investment objective or policies, the LifePath Portfolios might be forced to withdraw their investment from the Underlying Fund at a disadvantageous time and price.

Concentration Risk -- To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

Debt Securities Risk -- Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the LifePath Portfolios' investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Derivatives Risk -- The LifePath Portfolios' use of derivatives may reduce the LifePath Portfolios' returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Portfolios' use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Portfolios to sell or otherwise close a derivatives position could expose the LifePath Portfolios to losses and could make derivatives more difficult for the LifePath Portfolios to value accurately. The LifePath Portfolios could also suffer losses related to their derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally,

BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the LifePath Portfolios' derivatives positions to lose value. When a derivative is used as a hedge against a position that the LifePath Portfolios hold, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the LifePath Portfolios' hedging transactions will be effective. The income from certain derivatives may be subject to U.S. federal income tax.

Emerging Markets Risk -- The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the LifePath Portfolio could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the LifePath Portfolio's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Equity Securities Risk -- Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the LifePath Portfolios could decline if the financial condition of the companies the LifePath Portfolios invest in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Extension Risk -- When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Securities Risk -- Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Portfolio will lose money. In particular, the LifePath Portfolio is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the LifePath Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States -- The LifePath Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the LifePath Portfolio's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the LifePath Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the LifePath Portfolio can earn on its investments and typically results in a higher operating expense ratio for the LifePath Portfolio than for investment companies invested only in the United States.

Currency Risk -- Securities and other instruments in which the LifePath Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the LifePath Portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk -- The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the LifePath Portfolio's ability to purchase or sell foreign securities or transfer the LifePath Portfolio's assets or income back into the United States, or otherwise adversely affect the LifePath Portfolio's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the LifePath Portfolio's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the LifePath Portfolio's investments.

Governmental Supervision and Regulation/Accounting Standards -- Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the LifePath Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for LifePath Portfolio management to completely and accurately determine a company's financial condition.

Settlement Risk -- Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the LifePath Portfolio to carry out transactions. If the LifePath Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the LifePath Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the LifePath Portfolio could be liable for any losses incurred.

Investments in Mutual Funds and ETFs Risk -- Each LifePath Portfolio will invest substantially all of its assets in Underlying Funds, so the LifePath Portfolio's investment performance is directly related to the performance of the Underlying Funds. The LifePath Portfolios may also directly invest in ETFs. The LifePath Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Portfolios will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs. For example, the LifePath Portfolios indirectly pay a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds and ETFs.

One Underlying Fund may buy the same securities that another Underlying Fund sells. In addition, a LifePath Portfolio may buy the same securities that an Underlying Fund sells, or vice-versa. If this happens, an investor in the LifePath Portfolio would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in a LifePath Portfolio may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the LifePath Portfolio. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the LifePath Portfolios.

In order to minimize expenses, the LifePath Portfolios intend to invest in the class of shares of each Underlying Fund with the lowest shareholder fees and net fund operating expenses. As the Underlying Funds or the LifePath Portfolios' allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the LifePath Portfolios may increase or decrease.

Underlying iShares Funds are subject to additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Junk Bonds Risk -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Portfolios. The major risks of junk bond investments include:

.. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

.. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

.. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

.. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the LifePath Portfolios before it matures. If the issuer redeems junk bonds, the LifePath Portfolios may have to invest the proceeds in bonds with lower yields and may lose income.

.. Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the LifePath Portfolios' securities than is the case with securities trading in a more liquid market.

.. The LifePath Portfolios may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

.. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the LifePath Portfolios invest will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mortgage- and Asset-Backed Securities Risk -- Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, mortgage- and asset-backed backed securities are subject to "prepayment risk" and "extension risk." Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The LifePath Portfolios' investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The LifePath Portfolios' investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations ("CMOs"). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the LifePath Portfolios invest in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by BFA, it is possible that the LifePath Portfolios could lose all or substantially all of their investment.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the LifePath Portfolios' mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the LifePath Portfolios may invest may also provide a degree of investment leverage, which could cause the LifePath Portfolios to lose all or substantially all of their investment.

Passive Investment Risk -- Because BFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

Prepayment Risk -- When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Portfolios may have to invest their proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

REIT Investment Risk -- In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Securities Lending Risk -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Portfolios may lose money and there may be a delay in recovering the loaned securities. The LifePath Portfolios could also lose money if they do not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Portfolios.

U.S. Government Obligations Risk -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

Each LifePath Portfolio must maintain cash balances to meet redemption requests, which may lower overall portfolio performance.

FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.

Account Information

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Each LifePath Portfolio currently offers multiple share classes (Class K in this Prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio of the particular LifePath Portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional ("financial intermediary") can help you determine which share class is best suited to your personal financial goals.

Each LifePath Portfolio's shares are distributed by BlackRock Investments, LLC (the "Distributor"), an affiliate of BFA.

The table below summarizes key features of the Class K Share class offered by this Prospectus.

                        CLASS K SHARE CLASS AT A GLANCE

AVAILABILITY                            Available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Portfolios' Distributor,
                                        (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $100 million in a qualified tax-
                                        exempt plan, and (iii) employers with greater than $100 million in the aggregate between qualified and non- qualified plans that they sponsor (collectively, "Institutions").
------------------------------------------------------------------------------------------------------------
MINIMUM INVESTMENT                      $1
------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE?                   No. Entire purchase price is invested in shares of the LifePath
                                        Portfolio.
------------------------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE?                  No.
------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES?  No.
------------------------------------------------------------------------------------------------------------
REDEMPTION FEES?                        No.
------------------------------------------------------------------------------------------------------------

Class K shares are normally purchased through a customer's account at an Institution through procedures established by the Institution. In these cases, confirmation of share purchases and redemptions will be sent to the Institution. A customer's ownership of shares will be recorded by the Institution and reflected in the account statements provided by the Institution to its customers. Investors wishing to purchase Class K Shares should contact their Institutions. Purchase orders may be placed by calling (800) 441-7762.

If you transfer your investment from an Institution to a type of account, such as an IRA, that is not an eligible Class K share investor in the LifePath Portfolios, you must liquidate your investment in Class K Shares of the LifePath Portfolios and purchase a share class of another fund advised by BFA or its affiliates that is available for purchase by that type of account.

How to Buy, Sell and Transfer Shares
--------------------------------------------------------------------------------

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

Each LifePath Portfolio may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the LifePath Portfolio at any time for any reason.

In addition, the LifePath Portfolios may waive certain requirements regarding the purchase, sale or transfer of shares described below.

HOW TO BUY SHARES

                                                   IMPORTANT INFORMATION FOR
                  YOUR CHOICES                     YOU TO KNOW
-------------------------------------------------------------------------------
INITIAL PURCHASE  Determine the amount of your     There is a $1 minimum
                  investment                       investment for all accounts.
                  -------------------------------------------------------------
                  Have your financial              The price of your shares is
                  intermediary submit your         based on the next
                  purchase order                   calculation of a LifePath
                                                   Portfolio's NAV after your
                                                   order is placed. Any
                                                   purchase orders placed
                                                   prior to the close of
                                                   business on the NYSE
                                                   (generally 4:00 p.m.
                                                   Eastern time) will be
                                                   priced at the NAV
                                                   determined that day.
                                                   Certain financial
                                                   intermediaries, however,
                                                   may require submission of
                                                   orders prior to that time.
                                                   A broker-dealer or
                                                   financial institution
                                                   maintaining the account in
                                                   which you hold shares may
                                                   charge a separate account,
                                                   service or transaction fee
                                                   on the purchase or sale of
                                                   Fund shares that would be
                                                   in addition to the fees and
                                                   expenses shown in each
                                                   LifePath Portfolio's "Fees
                                                   and Expenses" table.

                                                   Purchase orders placed
                                                   after that time will be
                                                   priced at the NAV
                                                   determined on the next
                                                   business day. The LifePath
                                                   Portfolios may reject any
                                                   order to buy shares and may
                                                   suspend the sale of shares
                                                   at any time. Financial
                                                   intermediaries may charge a
                                                   processing fee to confirm a
                                                   purchase.
                  -------------------------------------------------------------
                  Or contact BlackRock (for        To purchase shares directly
                  accounts held directly with      from BlackRock, call (800)
                  BlackRock)                       441-7762 and request a new
                                                   account application. Mail
                                                   the completed application
                                                   along with a check payable
                                                   to "BlackRock Funds" to PNC
                                                   Global Investment Servicing
                                                   (U.S.) Inc. (the "Transfer
                                                   Agent") at the address on
                                                   the application.
-------------------------------------------------------------------------------
ADD TO YOUR       Purchase additional shares       The minimum investment for
INVESTMENT                                         additional purchases is $1.
                  -------------------------------------------------------------
                  Have your professional or        To purchase additional
                  financial professional or        shares you may contact your
                  financial intermediary submit    financial professional or
                  your purchase order for          financial intermediary.
                  additional shares
                  -------------------------------------------------------------
                  Or contact BlackRock (for        PURCHASE BY TELEPHONE: Call
                  accounts held BlackRock)         (800) 441-7762 and speak
                                                   with one of our
                                                   representatives. The
                                                   LifePath Portfolios have
                                                   the right to reject any
                                                   telephone request for any
                                                   reason.

                                                   PURCHASE IN WRITING: You
                                                   may send a written request
                                                   to BlackRock at the address
                                                   on the back cover of this
                                                   Prospectus.
                  -------------------------------------------------------------
                  Acquire additional shares by     All dividends and capital
                  reinvesting dividends and        gains distributions are
                  capital gains                    automatically reinvested
                                                   without a sales charge. To
                                                   make any changes to your
                                                   dividend and/or capital
                                                   gains distributions
                                                   options, please call (800)
                                                   441-7762, or contact your
                                                   financial professional (if
                                                   your account is not held
                                                   directly with BlackRock).
-------------------------------------------------------------------------------
HOW TO PAY FOR    Making payment for purchase      Payment for an order must
SHARES                                             be made in Federal funds or
                                                   other immediately available
                                                   funds by the time specified
                                                   by your financial
                                                   professional or other
                                                   financial intermediary, but
                                                   in no event later than 4:00
                                                   p.m. (Eastern time) on the
                                                   first business day
                                                   following BlackRock's
                                                   receipt of the order. If
                                                   payment is not received by
                                                   this time, the order will
                                                   be canceled and you and
                                                   your financial professional
                                                   or other financial
                                                   intermediary will be
                                                   responsible for any loss to
                                                   the LifePath Portfolios.

                                                   For Class K Shares
                                                   purchased directly from a
                                                   LifePath Portfolio, a check
                                                   payable to "BlackRock
                                                   Funds," which bears the
                                                   name of the LifePath
                                                   Portfolio you are
                                                   purchasing must accompany a
                                                   completed purchase
                                                   application.
-------------------------------------------------------------------------------

HOW TO SELL SHARES

                                                      IMPORTANT INFORMATION
                 YOUR CHOICES                         FOR YOU TO KNOW
-------------------------------------------------------------------------------
FULL OR PARTIAL  Have your financial                  You can make redemption
REDEMPTION OF    intermediary submit your sales       requests through your
SHARES           order                                financial professional
                                                      or financial
                                                      intermediary in
                                                      accordance with the
                                                      procedures applicable to
                                                      your accounts. These
                                                      procedures may vary
                                                      according to the type of
                                                      account and the
                                                      financial intermediary
                                                      involved, and customers
                                                      should consult their
                                                      financial intermediary
                                                      in this regard.
                                                      Financial intermediaries
                                                      are responsible for
                                                      transmitting redemption
                                                      orders and crediting
                                                      their customers'
                                                      accounts with redemption
                                                      proceeds on a timely
                                                      basis. Information
                                                      relating to such
                                                      redemption services and
                                                      charges to process a
                                                      redemption of shares, if
                                                      any, should be obtained
                                                      by customers from their
                                                      financial
                                                      intermediaries.
                                                      Financial intermediaries
                                                      may place redemption
                                                      orders by telephoning
                                                      (800) 441-7762.
                                                      Shareholders should
                                                      indicate that they are
                                                      redeeming Class K
                                                      Shares. The price of
                                                      your shares is based on
                                                      the next calculation of
                                                      a LifePath Portfolio's
                                                      NAV after your order is
                                                      placed. For your
                                                      redemption request to be
                                                      priced at the NAV on the
                                                      day of your request, you
                                                      must submit your request
                                                      to your financial
                                                      intermediary prior to
                                                      that day's close of
                                                      business on the NYSE
                                                      (generally 4:00 p.m.
                                                      Eastern time). Certain
                                                      financial
                                                      intermediaries, however,
                                                      may require submission
                                                      of orders prior to that
                                                      time. Any redemption
                                                      request placed after
                                                      that time will be priced
                                                      at the NAV at the close
                                                      of business on the next
                                                      business day.

                                                      Financial intermediaries
                                                      may charge a fee to
                                                      process a redemption of
                                                      shares.

                                                      Each LifePath Portfolio
                                                      may reject an order to
                                                      sell shares under
                                                      certain circumstances.
                 --------------------------------------------------------------
                 Selling shares held directly with    METHODS OF REDEEMING
                 BlackRock
                                                      REDEEM BY TELEPHONE: You
                                                      may sell shares held at
                                                      BlackRock via telephone
                                                      request by telephoning
                                                      (800) 441-7762.
                                                      Each LifePath Portfolio,
                                                      its administrator and
                                                      the Distributor will
                                                      employ reasonable
                                                      procedures to confirm
                                                      that instructions
                                                      communicated by
                                                      telephone are genuine.
                                                      Each LifePath Portfolio
                                                      and its service
                                                      providers will not be
                                                      liable for any loss,
                                                      liability, cost or
                                                      expense for acting upon
                                                      telephone instructions
                                                      that are reasonably
                                                      believed to be genuine
                                                      in accordance with such
                                                      procedures. Each
                                                      LifePath Portfolio may
                                                      refuse a telephone
                                                      redemption request if it
                                                      believes it is advisable
                                                      to do so.

                                                      During periods of
                                                      substantial economic or
                                                      market change, telephone
                                                      redemptions may be
                                                      difficult to complete.
                                                      Please find below
                                                      alternative redemption
                                                      methods.

                                                      REDEEM IN WRITING: You
                                                      may sell shares held at
                                                      BlackRock by writing to
                                                      BlackRock. All
                                                      shareholders on the
                                                      account must sign the
                                                      letter. A medallion
                                                      signature guarantee will
                                                      generally be required
                                                      but may be waived in
                                                      certain limited
                                                      circumstances. You can
                                                      obtain a medallion
                                                      signature guarantee
                                                      stamp from a bank,
                                                      securities dealer,
                                                      securities broker,
                                                      credit union, savings
                                                      and loan association,
                                                      national securities
                                                      exchange or registered
                                                      securities association.
                                                      A notary public seal
                                                      will not be acceptable.
                                                      If you hold stock
                                                      certificates, return the
                                                      certificates with the
                                                      letter. Proceeds from
                                                      redemptions may be sent
                                                      via check, Automated
                                                      Clearing House Network
                                                      ("ACH") or wire to the
                                                      bank account of record.
-------------------------------------------------------------------------------

                                                         IMPORTANT INFORMATION
                    YOUR CHOICES                         FOR YOU TO KNOW
--------------------------------------------------------------------------------
FULL OR PARTIAL     Selling shares held directly with    PAYMENT OF REDEMPTION
REDEMPTION OF       BlackRock (continued)                PROCEEDS BY WIRE
SHARES (CONTINUED)                                       TRANSFER: Payment for
                                                         redeemed shares for
                                                         which a redemption
                                                         order is received
                                                         before 4:00 p.m.
                                                         (Eastern time) on a
                                                         business day is
                                                         normally made in
                                                         Federal funds wired to
                                                         the redeeming
                                                         shareholder on the
                                                         next business day,
                                                         provided that the
                                                         LifePath Portfolios'
                                                         custodian is also open
                                                         for business. Payment
                                                         for redemption orders
                                                         received after 4:00
                                                         p.m. (Eastern time) or
                                                         on a day when the
                                                         LifePath Portfolios'
                                                         custodian is closed is
                                                         normally wired in
                                                         Federal funds on the
                                                         next business day
                                                         following redemption
                                                         on which the LifePath
                                                         Portfolio's custodian
                                                         is open for business.
                                                         Each LifePath
                                                         Portfolio reserves the
                                                         right to wire
                                                         redemption proceeds
                                                         within seven days
                                                         after receiving a
                                                         redemption order if,
                                                         in the judgment of the
                                                         LifePath Portfolio, an
                                                         earlier payment could
                                                         adversely affect a
                                                         LifePath Portfolio. No
                                                         charge for wiring
                                                         redemption payments
                                                         with respect to Class
                                                         K Shares is imposed by
                                                         a LifePath Portfolio,
                                                         although plans may
                                                         charge their customer
                                                         accounts for
                                                         redemption services.
                                                         Information relating
                                                         to such redemption
                                                         services and charges,
                                                         if any, should be
                                                         obtained by customers
                                                         from their plans.

                                                         The LifePath
                                                         Portfolios are not
                                                         responsible for the
                                                         efficiency of the
                                                         Federal wire system or
                                                         the shareholder's firm
                                                         or bank. To change the
                                                         name of the single,
                                                         designated bank
                                                         account to receive
                                                         wire redemption
                                                         proceeds, it is
                                                         necessary to send a
                                                         written request to the
                                                         LifePath Portfolio at
                                                         the address on the
                                                         back cover of this
                                                         Prospectus.
--------------------------------------------------------------------------------

HOW TO TRANSFER YOUR ACCOUNT

                                                       IMPORTANT INFORMATION
                    YOUR CHOICES                       FOR YOU TO KNOW
--------------------------------------------------------------------------------
TRANSFER SHARES TO  Transfer to a participating        You may transfer your
ANOTHER SECURITIES  securities dealer or other         Class K Shares of a
DEALER OR OTHER     financial intermediary             LifePath Portfolio only
FINANCIAL                                              to another securities
INTERMEDIARY                                           dealer that has an
                                                       agreement with the
                                                       Distributor. Certain
                                                       shareholder services may
                                                       not be available for the
                                                       transferred shares. All
                                                       future trading of these
                                                       assets must be
                                                       coordinated by the
                                                       receiving firm.

                                                       If your account is held
                                                       directly with BlackRock,
                                                       you may call
                                                       (800) 441-7762 with any
                                                       questions; otherwise
                                                       please contact your
                                                       financial intermediary
                                                       to accomplish the
                                                       transfer of shares.
                    ------------------------------------------------------------
                    Transfer to a non-participating    You must either:
                    financial intermediary
                                                       . Transfer your Class K
                                                         Shares to an account
                                                         with a LifePath
                                                         Portfolio; or
                                                       . Sell your Class K
                                                         Shares, paying any
                                                         applicable deferred
                                                         sales charge.

                                                       If your account is held
                                                       directly with BlackRock,
                                                       you may call
                                                       (800) 441-7762 with any
                                                       questions; otherwise
                                                       please contact your
                                                       financial intermediary
                                                       to accomplish the
                                                       transfer of shares.
--------------------------------------------------------------------------------

LifePath Portfolios' Rights
--------------------------------------------------------------------------------

Each LifePath Portfolio may:

.. Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 Act, as amended (the "1940 Act"),

.. Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act or if a redemption request is made before a LifePath Portfolio has collected payment for the purchase of shares,

.. Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the 1940 Act, and

.. Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Short-Term Trading Policy
--------------------------------------------------------------------------------

The Boards of Trustees of the Trust and MIP have determined that the interests of long-term shareholders and a LifePath Portfolio's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations -- also known as "market timing." The LifePath Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a LifePath Portfolio and its shareholders. For example, large flows of cash into and out of a LifePath Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the LifePath Portfolio's investment goal. Frequent trading may cause a LifePath Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the LifePath Portfolio's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each LifePath Portfolio will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of LifePath Portfolio Investments."

Each LifePath Portfolio discourages market timing and seeks to prevent frequent purchases and sales or exchanges of LifePath Portfolio shares that it determines may be detrimental to the LifePath Portfolio or long-term shareholders. The Boards of Trustees of the Trust and MIP have approved the policies discussed below to seek to deter market timing activity. The Boards of Trustees of the Trust and MIP have not adopted any specific numerical restrictions on purchases, sales and exchanges of LifePath Portfolio shares because certain legitimate strategies will not result in harm to a LifePath Portfolio or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a LifePath Portfolio believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a LifePath Portfolio rejects your purchase or exchange order, you will not be able to execute that transaction, and the LifePath Portfolio will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with a LifePath Portfolio, the LifePath Portfolio may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a LifePath Portfolio. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a LifePath Portfolio with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the LifePath Portfolio. While each LifePath Portfolio monitors for market timing activity, a LifePath Portfolio may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the LifePath Portfolio. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a LifePath Portfolio's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a LifePath Portfolio to be engaged in market timing or other improper trading activity, the LifePath Portfolio's Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain mutual funds sponsored and advised by BFA or its affiliates (the "BlackRock Funds") will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions).

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

A LifePath Portfolio may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee
--------------------------------------------------------------------------------

The LifePath Portfolios do not charge a redemption fee. However, certain BlackRock Funds listed below (the "Applicable Funds") charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

THE FOLLOWING BLACKROCK FUNDS ASSESS REDEMPTION FEES:

                                 EQUITY

        BlackRock All-Cap Energy & Resources Portfolio        BlackRock International Opportunities Portfolio
        BlackRock Aurora Portfolio                            BlackRock International Value Fund
        BlackRock Energy & Resources Portfolio                BlackRock Latin America Fund, Inc.
        BlackRock EuroFund                                    BlackRock Pacific Fund, Inc.
        BlackRock Global Allocation Fund, Inc.                BlackRock Science & Technology Opportunities Portfolio
        BlackRock Global Dynamic Equity Fund                  BlackRock Small Cap Core Equity Portfolio
        BlackRock Global Emerging Markets Fund, Inc.          BlackRock Small Cap Growth Equity Portfolio
        BlackRock Global Financial Services Fund, Inc.        BlackRock Small Cap Growth Fund II
        BlackRock Global Growth Fund, Inc.                    BlackRock Small Cap Index Fund
        BlackRock Global Opportunities Portfolio              BlackRock Small/Mid-Cap Growth Portfolio
        BlackRock Global SmallCap Fund, Inc.                  BlackRock U.S. Opportunities Portfolio
        BlackRock Health Sciences Opportunities Portfolio     BlackRock Value Opportunities Fund, Inc.
        BlackRock International Fund                          MFS Research International FDP Fund
        BlackRock International Index Fund

                              FIXED INCOME

          BlackRock Emerging Market Debt Portfolio        BlackRock International Bond Portfolio
          BlackRock High Income Fund                      BlackRock Strategic Income Opportunities Portfolio
          BlackRock High Yield Bond Portfolio             BlackRock World Income Fund, Inc.

Master/Feeder and Fund of Funds Structures
--------------------------------------------------------------------------------

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the LifePath Portfolio. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

FEEDER FUND EXPENSES
Feeder funds, including the LifePath Portfolios, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS
Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Trust's Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

FUND OF FUNDS
The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

Management of the LifePath Portfolios

--------------------------------------------------------------------------------

Investment Adviser
--------------------------------------------------------------------------------

Each LifePath Portfolio is a "feeder" fund that invests all of its assets in a Master Portfolio that has an investment objective, strategies and policies substantially identical to those of the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of Underlying Funds. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a master portfolio advised by BFA. BFA manages the investment of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive an annual management fee of 0.35% of each Master Portfolio's average daily net assets.

BFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios and receives investment advisory fees for such services to the Underlying Funds that differ from the fees described in this Prospectus for the LifePath Portfolios. In addition, BTC provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management and administration fees, if any, paid by the Underlying Funds to BFA and BTC, respectively, through the close of business on November 30, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. ("BlackRock"). As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock and their affiliates may deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreements with BFA is available in the LifePath Portfolios' annual report for the year ended December 31, 2009.

Portfolio Managers
--------------------------------------------------------------------------------

The Master Portfolios are managed by a team of financial professionals. Information regarding the portfolio managers of the Master Portfolios is set forth below. The portfolio managers are jointly and primarily responsible for the day-to-day management of each Master Portfolio's portfolio, including setting the Master Portfolio's overall investment strategy and overseeing the management of the Master Portfolio. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Master Portfolio shares and possible conflicts of interest, is available in the SAI.

Dagmar Nikles has been employed as a Senior Investment Strategist in the defined contributions team at BFA (formerly, Barclays Global Fund Advisors ("BGFA")) and BTC (formerly, Barclays Global Investors, N.A ("BGI")) since 2009. From 2003 to 2009, Ms. Nikles was a member of the asset allocation portfolio management team at BGFA and BGI. Ms. Nikles has been a one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios since 2005.

Leslie Gambon has been employed as a member of the asset allocation portfolio management team at BFA and BTC since 2007. From 2004 to 2007, Ms. Gambon was Head of Defined Contribution Portfolio Management at BGI. Ms. Gambon has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios since 2007.

Alan Mason has been employed by BFA and BTC since 2009. Mr. Mason is responsible for multi-asset class solutions for institutional clients. From 1991 to 2009, Mr. Mason served a variety of roles at BGFA and BGI, including eight years devoted to the development of transition management products.
Mr. Mason has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios since 2009.

Amy Whitelaw has been employed as Head of Defined Contributions Portfolio Management at BFA and BTC since 2009. Prior to that, Ms. Whitelaw was Head of Defined Contributions Portfolio Management at BGFA and BGI. Ms. Whitelaw had been employed as a member of the portfolio management team at BGFA and BGI since 2006. From 2002 to 2005, Ms. Whitelaw worked as a transition manager and strategist in the Transition Services group at BGFA and BGI.

Administrative Services
--------------------------------------------------------------------------------

Pursuant to an Administration Agreement between the Trust, on behalf of the LifePath Portfolios, and BTC, BTC provides the following services, among others, as the LifePath Portfolios' administrator:

   .  Supervises the LifePath Portfolios' administrative operations;

   . Provides or causes to be provided management reporting and treasury administration services;

   .  Financial reporting;

   .  Legal, blue sky and tax services;

   .  Preparation of proxy statements and shareholder reports; and

   . With respect to the other share classes of the LifePath Portfolios, engaging and supervising the shareholder servicing agent (the "Shareholder Servicing Agent") on behalf of the LifePath Portfolios.

BTC is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of Class K Shares of each LifePath Portfolio. In addition to performing these services, BTC has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the LifePath Portfolios or the Trust as defined in the 1940 Act and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

Conflicts of Interest
--------------------------------------------------------------------------------

The investment activities of BFA and its affiliates (including BlackRock and the PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch & Co, Inc. and its affiliates, including Bank of America ("BAC") (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the LifePath Portfolios. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the LifePath Portfolios. One or more of the Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the LifePath Portfolios directly and indirectly invest. Thus, it is likely that the LifePath Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the LifePath Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the LifePath Portfolios. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the LifePath Portfolios and may result in an Affiliate or an Entity having positions that are adverse to those of the LifePath Portfolios. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the LifePath Portfolios. As a result, an Affiliate or an Entity may compete with the LifePath Portfolios for appropriate investment opportunities. The results of the LifePath Portfolios investment activities, therefore, may differ from those of an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the LifePath Portfolios could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the LifePath Portfolios may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the LifePath Portfolios. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the LifePath Portfolios. The LifePath Portfolios' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the LifePath Portfolios may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The LifePath Portfolios also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the LifePath Portfolios or who engage in transactions with or for the LifePath Portfolios, and may receive compensation for such services. The LifePath Portfolios may also make brokerage and other payments to Affiliates or Entities in connection with the LifePath Portfolios' portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

Under a securities lending program approved by MIP's Board of Trustees, the Master Portfolios have retained an Affiliate of BFA to serve as the securities lending agent for the Master Portfolios to the extent that the Master Portfolios participate in the securities lending program. For these services, the lending agent may receive a fee from the Master Portfolios, including a fee based on the returns earned on the Master Portfolios' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Master Portfolios may lend their portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of LifePath Portfolio Investments
--------------------------------------------------------------------------------

When you buy shares, you pay the NAV, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their NAV, minus any applicable deferred sales charge. Each LifePath Portfolio calculates the NAV of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The NAV used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Each LifePath Portfolio's assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. Each LifePath Portfolio values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust's Board of Trustees. Certain short-term debt securities are valued on the basis of amortized cost. If a LifePath Portfolio invests in foreign securities, these securities may trade on weekends or other days when the LifePath Portfolio does not price its shares. As a result, a LifePath Portfolio's NAV may change on days when you will not be able to purchase or redeem the LifePath Portfolio's shares. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE. Shares of underlying open-end funds are valued at NAV.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of a LifePath Portfolio's shares are determined as of such times. When market quotations are not readily available or are not believed by BFA to be reliable, a LifePath Portfolio's investments are valued at fair value. Fair value determinations are made by BFA in accordance with procedures approved by the Trust's Board of Trustees. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BFA believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BFA determines, in its business judgment prior to or at the time of pricing a LifePath Portfolio's assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the LifePath Portfolio. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a LifePath Portfolio's NAV.

A LifePath Portfolio may accept orders from certain authorized financial intermediaries or their designees. A LifePath Portfolio will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the NAV next computed by the LifePath Portfolio after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

                                                 BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the
LifePath Portfolio pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each LifePath Portfolio will distribute net investment income, if any, quarterly and net realized capital gains, if any, at least annually. Each LifePath Portfolio may also pay a special distribution at the end of the calendar year to comply with U.S. federal tax requirements. Dividends may be reinvested automatically in shares of a LifePath Portfolio at NAV or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, each LifePath Portfolio anticipates that the majority of its dividends, if any, will consist of capital gains.

Because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code, if you are invested through such a plan, you will not be taxed on dividends paid by a LifePath Portfolio or on the proceeds of a redemption or an exchange of shares of a LifePath Portfolio, provided the shares are not debt-financed property to you. Different tax consequences apply to a shareholder that does not satisfy the requirements of Section 401(a) or 501(a) of the Internal Revenue Code.

Each Master Portfolio and each LifePath Portfolio will operate so that the LifePath Portfolios satisfy the requirements under the Internal Revenue Code for taxation as a regulated investment company, and by satisfying those requirements and distributing its net investment income and net capital gain, as described above, each LifePath Portfolio will seek to avoid incurring liability for federal income tax that would affect its investment return. However, dividends and interest received by the LifePath Portfolios may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Internal Revenue Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This section summarizes some of the consequences under current federal tax law of an investment in Class K Shares of a LifePath Portfolio. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in a LifePath Portfolio under all applicable tax laws.

Certain LifePath Portfolio Policies
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING REQUIREMENTS
The LifePath Portfolios are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a LifePath Portfolio may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The LifePath Portfolios reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the LifePath Portfolios to verify their identity. The LifePath Portfolios also reserve the right to redeem any amounts in a LifePath Portfolio from persons whose identity it is unable to verify on a timely basis. It is the LifePath Portfolios' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights tables are intended to help investors understand the financial performance of Class K Shares of each LifePath Portfolio for the past five years or, if shorter, since inception. Certain information reflects financial results for a single Class K Share of each LifePath Portfolio. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class K Shares of a given LifePath Portfolio (assuming reinvestment of all distributions). Prior to May 3, 2010, Class K Shares were designated Class S Shares. The tables below for Class K Shares set forth financial data for a former Class S Share of each LifePath Portfolio outstanding throughout each period presented. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each LifePath Portfolio's financial statements, is included in the LifePath Portfolios' combined annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-441-7762 (toll-free) from 8:00 a.m. to 6:00 p.m. Eastern time on any business day.

LIFEPATH RETIREMENT PORTFOLIO

                                                               CLASS K SHARES
                                                    -------------------------------------
                                                                              PERIOD
                                                      YEAR ENDED     MAY 30, 2008/1/
                                                    DECEMBER 31,     TO DECEMBER 31,
                                                            2009                2008
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 9.44             $ 11.46
-----------------------------------------------------------------------------------------
Net investment income                                       0.35/2/             0.25
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     1.33               (1.97)
-----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          1.68               (1.72)
-----------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                    (0.34)              (0.26)
  Net realized gain                                        (0.00)/3/           (0.04)
-----------------------------------------------------------------------------------------
Total dividends and distributions                          (0.34)              (0.30)
-----------------------------------------------------------------------------------------
Net asset value, end of period                            $10.78             $  9.44
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/4/
-----------------------------------------------------------------------------------------
Based on net asset value                                   18.53%             (15.53)%/5/
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
-----------------------------------------------------------------------------------------
Total expenses                                              0.74%               0.79%/7/
-----------------------------------------------------------------------------------------
Total expenses after expense reductions                     0.40%               0.44%/7/
-----------------------------------------------------------------------------------------
Net investment income                                       3.43%               4.08%/7/
-----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (000)                           $  292             $    35
-----------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                     6%                 11%
-----------------------------------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Based on average shares outstanding.
/3/ Amount is less than $0.01 per share.
/4/ Includes the reinvestment of dividends and distributions.
/5/ Not annualized.
/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/7/ Annualized.

--------------------------------------------------------------------------------

LIFEPATH 2020 PORTFOLIO

                                                               CLASS K SHARES
                                                    -------------------------------------
                                                                              PERIOD
                                                      YEAR ENDED     MAY 30, 2008/1/
                                                    DECEMBER 31,     TO DECEMBER 31,
                                                            2009                2008
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $12.33             $ 16.90
-----------------------------------------------------------------------------------------
Net investment income                                       0.40/2/             0.30
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     2.35               (4.48)
-----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          2.75               (4.18)
-----------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                    (0.47)              (0.27)
  Net realized gain                                            -               (0.12)
  Return of capital                                        (0.00)/3/               -
-----------------------------------------------------------------------------------------
Total dividends and distributions                          (0.47)              (0.39)
-----------------------------------------------------------------------------------------
Net asset value, end of period                            $14.61             $ 12.33
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/4/
-----------------------------------------------------------------------------------------
Based on net asset value                                   23.15%             (25.28)%/5/
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
-----------------------------------------------------------------------------------------
Total expenses                                              0.73%               0.76%/7/
-----------------------------------------------------------------------------------------
Total expenses after expense reductions                     0.37%               0.42%/7/
-----------------------------------------------------------------------------------------
Net investment income                                       3.05%               4.27%/7/
-----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (000)                           $  967             $   416
-----------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                     6%                 13%
-----------------------------------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Based on average shares outstanding.
/3/ Amount is less than $0.01 per share.
/4/ Includes the reinvestment of dividends and distributions.
/5/ Not annualized.
/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/7/ Annualized.

--------------------------------------------------------------------------------

LIFEPATH 2030 PORTFOLIO

                                                               CLASS K SHARES
                                                    -------------------------------------
                                                                              PERIOD
                                                      YEAR ENDED     MAY 30, 2008/1/
                                                    DECEMBER 31,     TO DECEMBER 31,
                                                            2009                2008
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $10.92             $ 16.07
-----------------------------------------------------------------------------------------
Net investment income                                       0.38/2/             0.25
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     2.40               (5.09)
-----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          2.78               (4.84)
-----------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                    (0.40)              (0.23)
  Net realized gain                                            -               (0.08)
  Return of capital                                        (0.00)/3/               -
-----------------------------------------------------------------------------------------
Total dividends and distributions                          (0.40)              (0.31)
-----------------------------------------------------------------------------------------
Net asset value, end of period                            $13.30             $ 10.92
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/4/
-----------------------------------------------------------------------------------------
Based on net asset value                                   26.23%             (30.65)%/5/
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
-----------------------------------------------------------------------------------------
Total expenses                                              0.71%               0.73%/7/
-----------------------------------------------------------------------------------------
Total expenses after expense reductions                     0.35%               0.39%/7/
-----------------------------------------------------------------------------------------
Net investment income                                       3.19%               3.44%/7/
-----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (000)                           $  396             $    95
-----------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                     7%                 13%
-----------------------------------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Based on average shares outstanding.
/3/ Amount is less than $0.01 per share.
/4/ Includes the reinvestment of dividends and distributions.
/5/ Not annualized.
/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/7/ Annualized.

--------------------------------------------------------------------------------

LIFEPATH 2040 PORTFOLIO

                                                               CLASS K SHARES
                                                    ------------------------------------
                                                                             PERIOD
                                                      YEAR ENDED    MAY 30, 2008/1/
                                                    DECEMBER 31,    TO DECEMBER 31,
                                                            2009               2008
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $12.87            $ 20.11
----------------------------------------------------------------------------------------
Net investment income                                       0.38/2/            0.31
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     3.21              (7.21)
----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          3.59              (6.90)
----------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                    (0.43)             (0.26)
  Net realized gain                                            -              (0.08)
----------------------------------------------------------------------------------------
Total dividends and distributions                          (0.43)             (0.34)
----------------------------------------------------------------------------------------
Net asset value, end of period                            $16.03            $ 12.87
----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
----------------------------------------------------------------------------------------
Based on net asset value                                   28.52%            (34.75)%/4/
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/5/
----------------------------------------------------------------------------------------
Total expenses                                              0.70%              0.69%/6/
----------------------------------------------------------------------------------------
Total expenses after expense reductions                     0.34%              0.36%/6/
----------------------------------------------------------------------------------------
Net investment income                                       2.73%              3.31%/6/
----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period (000)                           $   11            $     6
----------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                     6%                14%
----------------------------------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Based on average shares outstanding.
/3/ Includes the reinvestment of dividends and distributions.
/4/ Not annualized.
/5/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/6/ Annualized.

--------------------------------------------------------------------------------


LIFEPATH 2050 PORTFOLIO

                                                               CLASS K SHARES
                                                    ------------------------------------
                                                                             PERIOD
                                                      YEAR ENDED    JUNE 30, 2008/1/
                                                    DECEMBER 31,    TO DECEMBER 31,
                                                            2009               2008
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $13.46            $ 20.00
----------------------------------------------------------------------------------------
Net investment income                                       0.64/2/            0.17
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     3.49              (6.57)
----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          4.13              (6.40)
----------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                    (0.19)             (0.11)
  Net realized gain                                        (0.55)             (0.00)/3/
  Return of capital                                            -              (0.03)
----------------------------------------------------------------------------------------
Total dividends and distributions                          (0.74)             (0.14)
----------------------------------------------------------------------------------------
Net asset value, end of period                            $16.85            $ 13.46
----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/4/
----------------------------------------------------------------------------------------
Based on net asset value                                   30.89%            (32.10)%/5/
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
----------------------------------------------------------------------------------------
Total expenses                                              1.37%             12.41%/7/
----------------------------------------------------------------------------------------
Total expenses after expense reductions                     0.58%              0.29%/7/
----------------------------------------------------------------------------------------
Net investment income                                       4.34%              3.94%/7/
----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period (000)                           $   55            $    24
----------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                    12%                 0%/8/
----------------------------------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Based on average shares outstanding.
/3/ Amount is less than $0.01 per share.
/4/ Includes the reinvestment of dividends and distributions.
/5/ Not annualized.
/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/7/ Annualized.
/8/ Rounds to less than 1%.

Disclaimers
--------------------------------------------------------------------------------

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund (the "iShares S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's or its affiliates. Standard & Poor's and its affiliates make no representation or warranty, express or implied, to the owners of shares of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in iShares S&P Funds particularly or the ability of the Standard & Poor's Indexes to track general stock market performance. Standard & Poor's and its affiliates' only relationship to the iShares Trust (as used in these Disclaimers, the "Trust"), BTC and BFA is the licensing of certain trademarks and trade names of Standard & Poor's and its affiliates and of the Standard & Poor's Indexes, which are determined, composed and calculated by Standard & Poor's and its affiliates without regard to the Trust, BTC, BFA or the iShares S&P Funds. Standard & Poor's and its affiliates have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares S&P Funds into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's and its affiliates are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares S&P Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares S&P Funds are to be converted into cash. Standard & Poor's and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. Standard & Poor's and its affiliates do not guarantee the accuracy or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's and its affiliates shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's and its affiliates make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares S&P Funds or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's and its affiliates make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's and its affiliates have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Standard & Poor's Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares of the iShares Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Russell Funds particularly or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Russell Investment Group's and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the Trust, BTC, BFA or the iShares Russell Funds. Russell Investment Group has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Russell Funds into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Russell Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Russell Funds are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration, marketing or trading of the iShares Russell Funds. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Russell Funds or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Cohen & Steers Realty Majors Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of JPMorgan and of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BTC, BFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares JPMorgan USD Emerging Markets Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares JPMorgan USD Emerging Markets Bond Fund are to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan does not guarantee the accuracy or the completeness of the JPMorgan EMBI Global Core Index or any data included therein and JPMorgan shall have no liability for any errors, omissions, or interruptions therein. JPMorgan makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the JPMorgan USD Emerging Markets Bond Fund or any other person or entity from the use of the JPMorgan EMBI Global Core Index or any data included therein. JPMorgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the JPMorgan EMBI Global Core Index or any data included therein, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares iBoxx $ High Yield Corporate Bond Fund particularly or the ability of the iBoxx $ Liquid High Yield Index to track the general stock market performance. IIC's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of IIC and of the iBoxx $ Liquid High Yield Index which is determined, composed and calculated by IIC without regard to the Trust, BTC, BFA or the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares iBoxx $ High Yield Corporate Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares iBoxx $ High Yield Corporate Bond Fund are to be converted into cash. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC does not guarantee the accuracy or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein and IIC shall have no liability for any errors, omissions, or interruptions therein. IIC makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any other person or entity from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the iBoxx $ Liquid High Yield Index or any data included therein, even if notified of the possibility of such damages.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE Licensor Parties. None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and/or the figure at which the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/ NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein, even if notified of the possibility of such damages.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in funds generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, servicemarks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to the Trust, iShares, Inc., BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by a licensee, licensee's customers and counterparties, the owners of the iShares MSCI Index Funds or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the "Barclays Capital Funds") are not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of investing in securities generally or in the Barclays Capital Funds particularly or the ability of the Barclays Capital Funds' underlying indexes (the "Underlying Indexes") to track general bond market performance. Barclays Capital's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of

Barclays Capital and of the Underlying Indexes, which are determined, composed and calculated by Barclays Capital without regard to the Trust, BTC, BFA or the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BTC, BFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination of the prices and amount of shares of the Barclays Capital Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Barclays Capital Funds are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Barclays Capital Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the iShares funds or to any other person or entity as to results to be obtained by the series of the Trust from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Additional Information
--------------------------------------------------------------------------------

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the LifePath Portfolios is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about each of the LifePath Portfolio's investments. The annual report describes the LifePath Portfolio's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and LifePath Portfolio investment strategies that significantly affected the LifePath Portfolio's performance for the last fiscal year.

Statement of Additional Information
A Statement of Additional Information (SAI), dated May 1, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each LifePath Portfolio, may be obtained free of charge, along with each LifePath Portfolio's annual and semi-annual reports, by calling (800) 441-7762, on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Questions
If you have any questions about the LifePath Portfolios, please:

 Call: 1-800-441-7762 (toll free)
       8:00 a.m. to 6:00 p.m. (Eastern time),
       on any business day

World Wide Web
General LifePath Portfolio information and specific LifePath Portfolio performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com.

Written Correspondence
    BlackRock Funds III
    PO Box 9819
    Providence, RI 02940-8019

Overnight Mail
BlackRock Funds III
101 Sabin Street
Pawtucket, RI 02860-1427

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052.

Portfolio Characteristics and Holdings
A description of the LifePath Portfolios' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission
You may also view and copy public information about a LifePath Portfolio, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332


PR-LCK-0510                                                            [LOGO]

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds III
 BlackRock Cash Funds

CAPITAL SHARES PROSPECTUS | MAY 1, 2010



[LOGO]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

       Fund                                                 Ticker Symbol
       ------------------------------------------------------------------
       BlackRock Cash Funds: Institutional--Capital Shares          BCIXX
       BlackRock Cash Funds: Prime--Capital Shares                  BCPXX
       BlackRock Cash Funds: Treasury--Capital Shares               BCYXX


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents

--------------------------------------------------------------------------------




   BlackRock Cash Funds
          Fund Overview  Key facts and details about the Funds, including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
                         Key Facts About BlackRock Cash Funds: Institutional.....................  1
                         Key Facts About BlackRock Cash Funds: Prime.............................  5
                         Key Facts About BlackRock Cash Funds: Treasury..........................  9

Details About the Funds  Details About the Funds' Investment Strategies.......................... 13
                         A Further Discussion of Principal Risks................................. 14

    Account Information  Shareholder Information................................................. 16
                         Shareholder Servicing Payments.......................................... 18
                         Calculating the Funds' Share Price...................................... 18
                         Fund Distributions...................................................... 18
                         Short-Term Trading Policy............................................... 19
                         Taxes................................................................... 19
                         Master/Feeder Mutual Fund Structure..................................... 20

Management of the Funds  Investment Adviser...................................................... 21
                         Administrative Services................................................. 21
                         Conflicts of Interest................................................... 21
                         Valuation of Fund Investments........................................... 22
                         Certain Fund Policies................................................... 23

   Financial Highlights  Financial Performance of the Funds...................................... 24

For More Information  Additional Information............................................. Back Cover

                     [This page intentionally left blank]

Fund Overview

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KEY FACTS ABOUT BLACKROCK CASH FUNDS: INSTITUTIONAL

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Institutional (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Capital Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.07%
  Administration Fees                                                                              0.07%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.17%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.14%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Money Market Master Portfolio (the "Money Market Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Money Market Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Money Market Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Money Market Master Portfolio in which the Fund invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Capital Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Capital Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Capital Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $14     $49     $90     $211
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Money Market Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Money Market Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Money Market Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Money Market Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Capital Shares of the Fund. The bar chart shows the returns of Capital Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Capital Shares of the Fund to that of the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: INSTITUTIONAL - CAPITAL SHARES

                 YEAR-BY-YEAR RETURNS (YEAR ENDED DECEMBER 31)

                                   [CHART]

                                    2009
                                    ----
                                    0.41%

During the period shown in the bar chart, the highest return for a quarter was 0.21% (quarter ended March 31, 2009) and the lowest return for a quarter was 0.04% (quarter ended December 31, 2009). The year-to-date return as of
March 31, 2010 was 0.03%.

                                                                   SINCE
                                                                 INCEPTION
   AS OF 12/31/09                                              (FEBRUARY 28,
   AVERAGE ANNUAL TOTAL RETURNS                         1 YEAR     2008)
  ---------------------------------------------------------------------------
  BlackRock Cash Funds: Institutional--Capital Shares    0.41%     1.38%
  ---------------------------------------------------------------------------
  MFR First Tier Institutional Average                   0.34%     1.35%/(1)/
  ---------------------------------------------------------------------------

--------
/(1)/The MFR First Tier Institutional Average is calculated from February 1,
     2008.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Money Market Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $25 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent") or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: PRIME

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Prime (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Capital Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.07%
  Administration Fees                                                                              0.07%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.17%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.14%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Prime Money Market Master Portfolio (the "Prime Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Prime Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Prime Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Prime Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Capital Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Capital Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Capital Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $14     $49     $90     $211
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Prime Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Prime Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Prime Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Prime Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Capital Shares of the Fund. The bar chart shows the returns of Capital Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Capital Shares of the Fund to that of the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: PRIME - CAPITAL SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                  [CHART]

                                    2009
                                    ----
                                    0.30%

During the period shown in the bar chart, the highest return for a quarter was 0.14% (quarter ended March 31, 2009) and the lowest return for a quarter was 0.03% (quarter ended December 31, 2009). The year-to-date return as of
March 31, 2010 was 0.03%.

                                                               SINCE
                                                             INCEPTION
       AS OF 12/31/09                                      (FEBRUARY 28,
       AVERAGE ANNUAL TOTAL RETURNS                 1 YEAR     2008)
      -------------------------------------------------------------------
      BlackRock Cash Funds: Prime--Capital Shares    0.30%     1.31%
      -------------------------------------------------------------------
      MFR First Tier Institutional Average           0.34%     1.35%/(1)/
      -------------------------------------------------------------------

--------
/(1)/The MFR First Tier Institutional Average is calculated from February 1,
     2008.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Prime Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $25 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent") or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: TREASURY

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Treasury (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of current income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Capital Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.07%
  Administration Fees                                                                              0.07%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.17%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.14%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Treasury Money Market Master Portfolio (the "Treasury Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Treasury Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Treasury Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Treasury Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Capital Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Capital Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Capital Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $14     $49     $90     $211
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. It is further intended that under normal circumstances, 100% of the Fund's investments will be invested in such securities.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Treasury Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Treasury Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Treasury Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Treasury Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Investment in Other Investment Companies Risk -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The Fund minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Capital Shares of the Fund.
The bar chart shows the returns of Capital Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Capital Shares of the Fund to that of the Money Fund Report ("MFR") Treasury and Repo Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: TREASURY - CAPITAL SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

                                    2009
                                    ----
                                    0.08%

During the period shown in the bar chart, the highest return for a quarter was 0.03% (quarter ended June 30, 2009) and the lowest return for a quarter was 0.01% (quarter ended December 31, 2009). The year-to-date return as of
March 31, 2010 was 0.02%.

                                                                 SINCE
                                                               INCEPTION
      AS OF 12/31/09                                         (FEBRUARY 28,
      AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR     2008)
     ----------------------------------------------------------------------
     BlackRock Cash Funds: Treasury--Capital Shares    0.08%     0.65%
     ----------------------------------------------------------------------
     MFR Treasury and Repo Institutional Average       0.05%     0.62%/(1)/
     ----------------------------------------------------------------------

--------
/(1)/The MFR Treasury and Repo Institutional Average is calculated from
     February 1, 2008.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Treasury Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $25 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent") or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the Funds

--------------------------------------------------------------------------------

Details About the Funds' Investment Strategies
--------------------------------------------------------------------------------

Each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury (each, a "Fund" and collectively, the "Funds") is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (each, a "Master Portfolio") of MIP, a mutual fund that has an investment objective and strategies substantially identical to those of the Fund. BlackRock Cash Funds: Institutional invests all of its assets in Money Market Master Portfolio. BlackRock Cash Funds: Prime invests all of its assets in Prime Master Portfolio. BlackRock Cash Funds: Treasury invests all of its assets in Treasury Master Portfolio. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A description of the relationship of the Funds to their respective Master Portfolios appears below under the heading "Account Information -- Master/Feeder Mutual Fund Structure."

BLACKROCK CASH FUNDS: INSTITUTIONAL AND BLACKROCK CASH FUNDS: PRIME
BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime reserves the right to invest 25% or more of its total assets in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BLACKROCK CASH FUNDS: TREASURY
BlackRock Cash Funds: Treasury seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. The Fund currently has an operating policy to invest 100% of its net assets in such securities. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

A Further Discussion of Principal Risks
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Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. An investment in the Funds is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although each Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Funds. The following is a description of certain risks of investing in the Funds.

Concentration Risk (BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime) -- Each of BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime may concentrate its investments in the U.S. banking industry, which means that its performance will be closely tied to the performance of a particular market segment. Each Fund's concentration in these companies may present more risks than if it was broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on a Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Income Risk -- Each Fund's yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

Investment in Other Investment Companies Risk (BlackRock Cash Funds: Treasury) -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

U.S. Government Obligations Risk -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

FOR A DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

Account Information

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Shareholder Information
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WHO IS ELIGIBLE TO INVEST?
The minimum initial investment amount for Capital Shares of each Fund is $25 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

The Funds offer additional share classes with different expenses and expected returns, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or the Transfer Agent and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Capital Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES
You may purchase Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios' portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds are also closed on Good Friday. BlackRock Cash
Funds: Institutional and BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern time) on such Business Day. BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES
You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. Each Fund reserves the right to redeem your shares automatically and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may redeem your shares automatically to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS
A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.

.. To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time). The Transfer Agent will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither the Transfer Agent nor the Funds may be held liable for acting on telephone instructions that the Transfer Agent reasonably believes to be valid. For redemptions, the Transfer Agent will wire proceeds directly to your designated bank account./(1)/

.. To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

  State Street Bank and Trust Company
  ABA # 011000028
  Attn: Transfer Agent
  Account # DDA 00330860
  For Further Credit to: BlackRock Funds III
  Shareholder Account Name:
  Shareholder Account Number:
  Fund Share Class Numbers:
   1121 (BlackRock Cash Funds: Institutional -- Capital Shares)
   1991 (BlackRock Cash Funds: Prime -- Capital Shares)
   1101 (BlackRock Cash Funds: Treasury -- Capital Shares)

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

.. To invest or redeem shares online, please contact the Transfer Agent for information on how to access online trading features.

.. A direct buyer can ask the Transfer Agent to wire proceeds directly to its designated bank account./(2)/

..  When a direct buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds for up to ten days to ensure that purchase checks have cleared.
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/(1)/The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.
/(2)/To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than our account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

Shareholder Servicing Payments
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The Funds have adopted a shareholder servicing plan (the "Plan") that allows each Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, The PNC Financial Services Group, Inc. ("PNC"), Merrill Lynch & Co, Inc. ("Merrill Lynch"), Bank of America Corporation ("BAC"), Barclays Bank PLC and their respective affiliates) (each, a "Financial Intermediary") for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund's shares. Because the fees paid by a Fund under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in the Funds and may cost you more than paying other types of sales charges.

In addition to, rather than in lieu of, shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays to the Transfer Agent, BFA, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BFA or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BFA or its affiliates may compensate affiliated and unaffiliated Financial Intermediaries for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BFA, and its affiliates may be substantial. Payments by BFA may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BFA or its affiliates. For more information, see the Funds' SAI.

Calculating the Funds' Share Price
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Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions
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Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Short-Term Trading Policy
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Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Boards of Trustees of the Trust and MIP have evaluated the risks of market timing activities by the Funds' shareholders and have determined that due to (i) each Fund's policy of seeking to maintain the Fund's NAV per share at $1.00 each day, (ii) the nature of each Fund's portfolio holdings and (iii) the nature of each Fund's shareholders, it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Boards of Trustees of the Trust and MIP has not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Taxes
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The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the Funds' SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

             DISTRIBUTION TYPE        TAX STATUS
             -----------------------------------------------------
             Income.................. Ordinary income/(1)/
             Short-term capital gain. Ordinary income
             Long-term capital gain.. Long-term capital gain/(2)/

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/(1)/Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.
/(2)/Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds' shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the U.S. Internal Revenue Service ("IRS") that you are subject to back-up withholding.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR INDIVIDUAL RETIREMENT ACCOUNT, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

Master/Feeder Mutual Fund Structure
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The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

FEEDER FUND EXPENSES
Feeder funds, including the Funds, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS
Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Trust's Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Funds

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Investment Adviser
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Each Fund is a "feeder" fund that invests all of its assets in a Master Portfolio that has an investment objective, strategies and policies substantially identical to those of the Fund. BFA, a registered investment adviser, serves as investment adviser to the Master Portfolios. BFA manages the investment of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive a management fee at the annual rate of 0.10% of the Master Portfolio's average daily net assets. BFA has contractually agreed to waive 0.03% of its management fee through the close of business on November 30, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates may deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreements with BFA is available in the Funds' annual report for the year ended December 31, 2009.

Administrative Services
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BTC provides the following services, among others, as the Funds' administrator:

   .  Supervises the Funds' administrative operations;

   . Provides or causes to be provided management reporting and treasury administration services;

   .  Financial reporting;

   .  Legal, blue sky and tax services;

   .  Preparation of proxy statements and shareholder reports; and

   . Engaging and supervising the Shareholder Servicing Agent on behalf of the Funds.

BTC is entitled to receive fees for these services at the annual rate of 0.07% of the average daily net assets of Capital Shares of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the Funds or the Trust as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

Conflicts of Interest
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The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") for convenience the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity" in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more of the Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or an Entity having positions that are adverse to those of the Funds. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or an Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds' investment activities, therefore, may differ from those of an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or on Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or Entities in connection with the Funds' portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of Fund Investments
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Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The amortized cost method is used in calculating the Master Portfolio's net asset value, meaning that the calculation is based on a valuation of the assets held by a Master Portfolio at cost, with an adjustment for any discount or premium on a security at the time of purchase. The Funds' SAI includes more information about the methods for valuing the Master Portfolios' investments.
The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Certain Fund Policies
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ANTI-MONEY LAUNDERING REQUIREMENTS
The Funds are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights tables are intended to help investors understand the financial performance of Capital Shares of each Fund since inception. Certain information reflects financial results for a single Capital Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Capital Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Funds' combined annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day.

BLACKROCK CASH FUNDS: INSTITUTIONAL

                                                     CAPITAL SHARES
                                         --------------------------------------
                                                                    PERIOD FROM
                                                YEAR ENDED FEBRUARY 28, 2008/1/
                                         DECEMBER 31, 2009 TO DECEMBER 31, 2008
-                                        --------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period         $   1.00            $   1.00
-------------------------------------------------------------------------------
Net investment income                          0.0041              0.0200
-------------------------------------------------------------------------------
Net realized gain (loss)                       0.0000/2/          (0.0000)/2/
-------------------------------------------------------------------------------
Net increase from investment operations        0.0041              0.0200
-------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                       (0.0041)            (0.0200)
  Net realized gain                           (0.0000)/2/               -
-------------------------------------------------------------------------------
Total dividends and distributions             (0.0041)            (0.0200)
-------------------------------------------------------------------------------
Net asset value, end of period               $   1.00            $   1.00
-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
-------------------------------------------------------------------------------
Based on net asset value                         0.41%               2.14%/3/
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
-------------------------------------------------------------------------------
Total expenses                                   0.17%               0.19%/5/
-------------------------------------------------------------------------------
Total expenses after expense reductions          0.14%               0.14%/5/
-------------------------------------------------------------------------------
Net investment income                            0.33%               2.57%/5/
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (000)              $277,382            $    101
-------------------------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Less than $0.00005 or $(0.00005) per share.
/3/ Aggregate total investment return.
/4/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/5/ Annualized.

--------------------------------------------------------------------------------


BLACKROCK CASH FUNDS: PRIME

                                                     CAPITAL SHARES
                                         --------------------------------------
                                                                    PERIOD FROM
                                                YEAR ENDED FEBRUARY 28, 2008/1/
                                         DECEMBER 31, 2009 TO DECEMBER 31, 2008
-                                        --------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period         $   1.00            $   1.00
-------------------------------------------------------------------------------
Net investment income                          0.0030              0.0200
-------------------------------------------------------------------------------
Net realized gain (loss)                       0.0000/2/          (0.0000)/2/
-------------------------------------------------------------------------------
Net increase from investment operations        0.0030              0.0200
-------------------------------------------------------------------------------
Dividends from net investment income          (0.0030)            (0.0200)
-------------------------------------------------------------------------------
Net asset value, end of period               $   1.00            $   1.00
-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
-------------------------------------------------------------------------------
Based on net asset value                         0.30%               2.13%/3/
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
-------------------------------------------------------------------------------
Total expenses                                   0.19%               0.21%/5/
-------------------------------------------------------------------------------
Total expenses after expense reductions          0.16%               0.15%/5/
-------------------------------------------------------------------------------
Net investment income                            0.27%               2.23%/5/
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (000)              $673,375            $226,487
-------------------------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Less than $0.00005 or $(0.00005) per share.
/3/ Aggregate total investment return.
/4/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/5/ Annualized.

Financial Highlights (concluded)
--------------------------------------------------------------------------------


BLACKROCK CASH FUNDS: TREASURY

                                                     CAPITAL SHARES
                                         --------------------------------------
                                                                    PERIOD FROM
                                                YEAR ENDED FEBRUARY 28, 2008/1/
                                         DECEMBER 31, 2009 TO DECEMBER 31, 2008
-                                        --------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period         $   1.00            $   1.00
-------------------------------------------------------------------------------
Net investment income                          0.0008              0.0100
-------------------------------------------------------------------------------
Net realized gain                              0.0000/2/                -
-------------------------------------------------------------------------------
Net increase from investment operations        0.0008              0.0100
-------------------------------------------------------------------------------
Dividends from net investment income          (0.0008)            (0.0100)
-------------------------------------------------------------------------------
Net asset value, end of period               $   1.00            $   1.00
-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
-------------------------------------------------------------------------------
Based on net asset value                         0.08%               1.12%/3/
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
-------------------------------------------------------------------------------
Total expenses                                   0.17%               0.19%/5/
-------------------------------------------------------------------------------
Total expenses after expense reductions          0.08%               0.05%/5/
-------------------------------------------------------------------------------
Net investment income                            0.07%               0.37%/5/
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (000)              $ 32,419            $ 44,698
-------------------------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Less than $0.00005 per share.
/3/ Aggregate total investment return.
/4/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/5/ Annualized.

Additional Information
--------------------------------------------------------------------------------


This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about BlackRock Funds III is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information
A Statement of Additional Information (SAI), dated May 1, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund's annual and semi-annual reports, by calling (800) 768-2836 on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Questions
If you have any questions about the Funds, please:

 Call: 1-800-768-2836 (toll-free)
       8:30 a.m. to 5:30 p.m. (Eastern time)
       on any business day

World Wide Web
General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

Write: BlackRock Funds III
         c/o SEI Investments Distribution Co.
         One Freedom Valley Drive
         Oaks, PA 19456

Portfolio Characteristics and Holdings
A description of each Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 768-2836.

Securities and Exchange Commission
You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332


PR-CF-CAP-0510                                                         [LOGO]

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds III
 BlackRock Cash Funds

INSTITUTIONAL SHARES PROSPECTUS | MAY 1, 2010



[LOGO]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

    Fund                                                       Ticker Symbol
    ------------------------------------------------------------------------
    BlackRock Cash Funds: Institutional--Institutional Shares          BGIXX
    BlackRock Cash Funds: Prime--Institutional Shares                  BPIXX
    BlackRock Cash Funds: Government--Institutional Shares             BVIXX
    BlackRock Cash Funds: Treasury--Institutional Shares               BRIXX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents

--------------------------------------------------------------------------------





   BlackRock Cash Funds
          Fund Overview  Key facts and details about the Funds, including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
                         Key Facts About BlackRock Cash Funds: Institutional.....................  1
                         Key Facts About BlackRock Cash Funds: Prime.............................  5
                         Key Facts About BlackRock Cash Funds: Government........................  9
                         Key Facts About BlackRock Cash Funds: Treasury.......................... 13

Details About the Funds  Details About the Funds' Investment Strategies.......................... 17
                         A Further Discussion of Principal Risks................................. 17

    Account Information  Shareholder Information................................................. 19
                         Shareholder Servicing Payments.......................................... 20
                         Calculating the Funds' Share Price...................................... 21
                         Fund Distributions...................................................... 21
                         Short-Term Trading Policy............................................... 21
                         Taxes................................................................... 22
                         Master/Feeder Mutual Fund Structure..................................... 23

Management of the Funds  Investment Adviser...................................................... 24
                         Administrative Services................................................. 24
                         Conflicts of Interest................................................... 24
                         Valuation of Fund Investments........................................... 25
                         Certain Fund Policies................................................... 26

   Financial Highlights  Financial Performance of the Funds...................................... 27

 For More Information  Additional Information....................... Back Cover

                     [This page intentionally left blank]

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: INSTITUTIONAL

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Institutional (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.05%
  Administration Fees                                                                              0.05%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.15%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.12%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Money Market Master Portfolio (the "Money Market Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Money Market Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Money Market Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Money Market Master Portfolio in which the Fund invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Institutional Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $12     $42     $78     $186
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Money Market Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Money Market Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Money Market Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Money Market Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Institutional Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Institutional Shares of the Fund for each of the last ten calendar years. The average annual total return table compares the average annual total return of Institutional Shares of the Fund to that of the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: INSTITUTIONAL - INSTITUTIONAL SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

 2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 6.55%   4.23%   1.83%   1.14%   1.39%   3.29%   5.11%   5.36%   2.85%   0.43%

During the periods shown in the bar chart, the highest return for a quarter was 1.68% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.04% (quarter ended December 31, 2009). The year-to-date return as of
March 31, 2010 was 0.04%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------
BlackRock Cash Funds: Institutional--Institutional Shares    0.43%  3.39%    3.20%
-----------------------------------------------------------------------------------
MFR First Tier Institutional Average                         0.34%  3.13%    2.90%
-----------------------------------------------------------------------------------

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Money Market Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $100 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent") or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: PRIME

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Prime (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.05%
  Administration Fees                                                                              0.05%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.15%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.12%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Prime Money Market Master Portfolio (the "Prime Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Prime Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Prime Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Prime Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Institutional Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $12     $42     $78     $186
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Prime Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Prime Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Prime Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Prime Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Institutional Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Institutional Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Institutional Shares of the Fund to that of the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: PRIME - INSTITUTIONAL SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

 2004    2005    2006    2007    2008    2009
------  ------  ------  ------  ------  ------
 1.40%   3.26%   5.07%   5.32%   2.83%   0.32%

During the periods shown in the bar chart, the highest return for a quarter was 1.34% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.04% (quarter ended December 31, 2009). The year-to-date return as of March 31, 2010 was 0.03%.

                                                                     SINCE
                                                                   INCEPTION
 AS OF 12/31/09                                                    (APRIL 16,
 AVERAGE ANNUAL TOTAL RETURNS                       1 YEAR 5 YEARS   2003)
--------------------------------------------------------------------------------
BlackRock Cash Funds: Prime--Institutional Shares    0.32%  3.35%     2.82%
--------------------------------------------------------------------------------
MFR First Tier Institutional Average                 0.34%  3.13%     2.55%/(1)/
--------------------------------------------------------------------------------

--------
/(1)/The MFR First Tier Institutional Average is calculated from March 31, 2003.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Prime Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $100 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent") or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: GOVERNMENT

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Government (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of current income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                0.10%
---------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                           None
---------------------------------------------------------------------------------------------------------
Other Expenses                                                                                     0.05%
  Administration Fees                                                                             0.05%
  Independent Expenses/(2)(3)/                                                                    0.00%
---------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                         0.15%
---------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                 (0.03)%
---------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/   0.12%
---------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Government Money Market Master Portfolio (the "Government Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Government Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Government Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Government Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Institutional Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $12     $42     $78     $186
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Government Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Government Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Government Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Government Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Investment in Other Investment Companies Risk -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Institutional Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Institutional Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Institutional Shares of the Fund to that of the Money Fund Report ("MFR") Government Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: GOVERNMENT - INSTITUTIONAL SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

 2005    2006    2007    2008    2009
------  ------  ------  ------  ------
 3.28%   5.04%   5.15%   1.96%   0.09%

During the periods shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.02% (quarters ended September 30, 2009 and December 31, 2009). The year-to-date return as of March 31, 2010 was 0.02%.

                                                                            SINCE
                                                                          INCEPTION
 AS OF 12/31/09                                                         (SEPTEMBER 1,
 AVERAGE ANNUAL TOTAL RETURNS                            1 YEAR 5 YEARS     2004)
--------------------------------------------------------------------------------------
BlackRock Cash Funds: Government--Institutional Shares    0.09%  3.09%      3.01%
--------------------------------------------------------------------------------------
MFR Government Institutional Average                      0.17%  2.80%      2.61%/(1)/
--------------------------------------------------------------------------------------

--------
/(1)/The MFR Government Institutional Average is calculated from August 31,
     2004.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Government Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $100 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent") or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: TREASURY

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Treasury (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of current income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                0.10%
---------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                           None
---------------------------------------------------------------------------------------------------------
Other Expenses                                                                                     0.05%
  Administration Fees                                                                             0.05%
  Independent Expenses/(2)(3)/                                                                    0.00%
---------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                         0.15%
---------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                 (0.03)%
---------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/   0.12%
---------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Treasury Money Market Master Portfolio (the "Treasury Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Treasury Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Treasury Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Treasury Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Institutional Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $12     $42     $78     $186
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. It is further intended that under normal circumstances, 100% of the Fund's investments will be invested in such securities.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Treasury Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Treasury Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Treasury Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Treasury Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Investment in Other Investment Companies Risk -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The Fund minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Institutional Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Institutional Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Institutional Shares of the Fund to that of the Money Fund Report ("MFR") Treasury and Repo Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: TREASURY - INSTITUTIONAL SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)
  -----------------------------------------------------------------------------
                                    [CHART]

 2005    2006    2007    2008    2009
------  ------  ------  ------  ------
 3.20%   5.04%   4.95%   1.61%   0.08%

During the periods shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.01% (quarter ended December 31, 2009). The year-to-date return as of March 31, 2010 was 0.02%.

                                                                    SINCE
                                                                  INCEPTION
   AS OF 12/31/09                                               (SEPTEMBER 1,
   AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR 5 YEARS     2004)
  ----------------------------------------------------------------------------
   BlackRock Cash Funds:
   Treasury--Institutional Shares                 0.08%  2.96%      2.89%
  ----------------------------------------------------------------------------
   MFR Treasury and Repo Institutional Average    0.05%  2.66%      2.58%/(1)/
  ----------------------------------------------------------------------------

--------
/(1)/The MFR Treasury and Repo Institutional Average is calculated from
     August 31, 2004.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Treasury Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $100 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent") or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the Funds

--------------------------------------------------------------------------------

Details About the Funds' Investment Strategies
--------------------------------------------------------------------------------

Each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury (each, a "Fund" and collectively, the "Funds") is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (each, a "Master Portfolio") of MIP, a mutual fund that has an investment objective and strategies substantially identical to those of the Fund. BlackRock Cash Funds:
Institutional invests all of its assets in Money Market Master Portfolio. BlackRock Cash Funds: Prime invests all of its assets in Prime Master Portfolio. BlackRock Cash Funds: Government invests all of its assets in Government Master Portfolio. BlackRock Cash Funds: Treasury invests all of its assets in Treasury Master Portfolio. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A description of the relationship of the Funds to their respective Master Portfolios appears below under the heading "Account Information -- Master/Feeder Mutual Fund Structure."

BLACKROCK CASH FUNDS: INSTITUTIONAL AND BLACKROCK CASH FUNDS: PRIME
BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime reserves the right to invest 25% or more of its total assets in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BLACKROCK CASH FUNDS: GOVERNMENT
BlackRock Cash Funds: Government seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

BLACKROCK CASH FUNDS: TREASURY
BlackRock Cash Funds: Treasury seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. The Fund currently has an operating policy to invest 100% of its net assets in such securities. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

A Further Discussion of Principal Risks
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Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. An investment in the Funds is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although each Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Funds. The following is a description of certain risks of investing in the Funds.

Concentration Risk (BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime) -- Each of BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime may concentrate its investments in the U.S. banking industry, which means that its performance will be closely tied to the performance of a particular market segment. Each Fund's concentration in these companies may present more risks than if it was broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on a Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's credit worthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Income Risk -- Each Fund's yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

Investment in Other Investment Companies Risk (BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury) -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

U.S. Government Obligations Risk -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

FOR A DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

Account Information

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Shareholder Information
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WHO IS ELIGIBLE TO INVEST?
The minimum initial investment amount for Institutional Shares of each Fund is $100 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

The Funds offer additional share classes with different expenses and expected returns, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or the Transfer Agent and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Institutional Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES
You may purchase Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios' portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds are also closed on Good Friday. BlackRock Cash
Funds: Institutional and BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern time) on such Business Day. BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES
You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. Each Fund reserves the right to redeem your shares automatically and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may redeem your shares automatically to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS
A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.

.. To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time). The Transfer Agent will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither the Transfer Agent nor the Funds may be held liable for acting on telephone instructions that the Transfer Agent reasonably believes to be valid. For redemptions, the Transfer Agent will wire proceeds directly to your designated bank account./(1)/

.. To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company
ABA # 011000028
Attn: Transfer Agent
Account # DDA 00330860
For Further Credit to: BlackRock Funds III
Shareholder Account Name:
Shareholder Account Number:
Fund Share Class Numbers:
  1127 (BlackRock Cash Funds: Institutional -- Institutional Shares) 1197 (BlackRock Cash Funds: Prime -- Institutional Shares)
  1097 (BlackRock Cash Funds: Government -- Institutional Shares)
  1107 (BlackRock Cash Funds: Treasury -- Institutional Shares).

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

.. To invest or redeem shares online, please contact the Transfer Agent for information on how to access online trading features.

.. A direct buyer can ask the Transfer Agent to wire proceeds directly to its designated bank account./(2)/

..  When a direct buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds for up to ten days to ensure that purchase checks have cleared.
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/(1)/The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.
/(2)/To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

Shareholder Servicing Payments
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The Funds have adopted a shareholder servicing plan (the "Plan") that allows each Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc. ("PNC"), Merrill Lynch & Co, Inc. ("Merrill Lynch"), Bank of America Corporation ("BAC"), Barclays Bank PLC and their respective affiliates) (each, a "Financial Intermediary") for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund's shares. Because the fees paid by a Fund under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in the Funds and may cost you more than paying other types of sales charges.

In addition to, rather than in lieu of, shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays to the Transfer Agent, BFA, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, record keeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BFA or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BFA or its affiliates may compensate affiliated and unaffiliated Financial Intermediaries for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BFA, and its affiliates may be substantial. Payments by BFA may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BFA or its affiliates. For more information, see the Funds' SAI.

Calculating the Funds' Share Price
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Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions
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Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Short-Term Trading Policy
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Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Boards of Trustees of the Trust and MIP have evaluated the risks of market timing activities by the Funds' shareholders and have determined that due to (i) each Fund's policy of seeking to maintain the Fund's NAV per share at $1.00 each day, (ii) the nature of each Fund's portfolio holdings and (iii) the nature of each Fund's shareholders, it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Boards of Trustees of the Trust and MIP have not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Taxes
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The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the Funds' SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

             DISTRIBUTION TYPE        TAX STATUS
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             Income.................. Ordinary income/(1)/
             Short-term capital gain. Ordinary income
             Long-term capital gain.. Long-term capital gain/(2)/

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/(1)/Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.
/(2)/Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds' shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the U.S. Internal Revenue Service ("IRS") that you are subject to back-up withholding.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR INDIVIDUAL RETIREMENT ACCOUNT, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

Master/Feeder Mutual Fund Structure
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The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

FEEDER FUND EXPENSES

Feeder funds, including the Funds, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Trust's Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Funds

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Investment Adviser
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Each Fund is a "feeder" fund that invests all of its assets in a Master Portfolio that has an investment objective, strategies and policies substantially identical to those of the Fund. BFA, a registered investment adviser, serves as investment adviser to the Master Portfolios. BFA manages the investment of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive a management fee at the annual rate of 0.10% of the Master Portfolio's average daily net assets. BFA has contractually agreed to waive 0.03% of its management fee through the close of business on November 30, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates may deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreements with BFA is available in the Funds' annual report for the year ended December 31, 2009.

Administrative Services
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BTC provides the following services, among others, as the Funds' administrator:

   .  Supervises the Funds' administrative operations;

   . Provides or causes to be provided management reporting and treasury administration services;

   .  Financial reporting;

   .  Legal, blue sky and tax services;

   .  Preparation of proxy statements and shareholder reports; and

   . Engaging and supervising the Shareholder Servicing Agent on behalf of the Funds.

BTC is entitled to receive fees for these services at the annual rate of 0.05% of the average daily net assets of Institutional Shares of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the Funds or the Trust as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

Conflicts of Interest
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The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience, the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the

Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or an Entity having positions that are adverse to those of the Funds. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or an Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds' investment activities, therefore, may differ from those of an Affiliate or an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or Entities in connection with the Funds' portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of Fund Investments
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Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The amortized cost method is used in calculating the Master Portfolio's net asset value, meaning that the calculation is based on a valuation of the assets held by a Master Portfolio at cost, with an adjustment for any discount or premium on a security at the time of purchase. The Funds' SAI includes more information about the methods for valuing the Master Portfolios' investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Certain Fund Policies
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ANTI-MONEY LAUNDERING REQUIREMENTS
The Funds are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights tables are intended to help investors understand the financial performance of Institutional Shares of each Fund for the past five years. Certain information reflects financial results for a single Institutional Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Institutional Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Funds' combined annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day.

BLACKROCK CASH FUNDS: INSTITUTIONAL

                                                                  INSTITUTIONAL SHARES
                                         -----------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------
                                             2009          2008           2007          2006           2005
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00     $      1.00     $     1.00    $     1.00    $     1.00
----------------------------------------------------------------------------------------------------------------
Net investment income                      0.0043          0.0300         0.0500        0.0500        0.0300
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                   0.0000/1/      (0.0000)/1/     0.0000/1/     0.0000/1/    (0.0000)/1/
----------------------------------------------------------------------------------------------------------------
Net increase from investment operations    0.0043          0.0300         0.0500        0.0500        0.0300
----------------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                   (0.0043)        (0.0300)       (0.0500)      (0.0500)      (0.0300)
  Net realized gain                       (0.0000)/1/           -              -             -             -
----------------------------------------------------------------------------------------------------------------
Total dividends and distributions         (0.0043)        (0.0300)       (0.0500)      (0.0500)      (0.0300)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00     $      1.00     $     1.00    $     1.00    $     1.00
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
----------------------------------------------------------------------------------------------------------------
Based on net asset value                     0.43%           2.85%          5.36%         5.11%         3.29%
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
----------------------------------------------------------------------------------------------------------------
Total expenses                               0.15%           0.15%          0.16%         0.14%         0.12%
----------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.12%           0.12%          0.11%         0.10%         0.05%
----------------------------------------------------------------------------------------------------------------
Net investment income                        0.78%           2.65%          5.25%         4.97%         3.26%
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)            $973,221     $20,223,437     $6,653,737    $4,198,724    $3,485,876
----------------------------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 or $(0.00005) per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

BLACKROCK CASH FUNDS: PRIME

                                                                  INSTITUTIONAL SHARES
                                         -----------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------
                                             2009           2008           2007          2006          2005
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $     1.00    $      1.00     $     1.00    $     1.00    $     1.00
----------------------------------------------------------------------------------------------------------------
Net investment income                        0.0032         0.0300         0.0500        0.0500        0.0300
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                     0.0000/1/     (0.0000)/1/     0.0000/1/     0.0000/1/     0.0000/1/
----------------------------------------------------------------------------------------------------------------
Net increase from investment operations      0.0032         0.0300         0.0500        0.0500        0.0300
----------------------------------------------------------------------------------------------------------------
Dividends from net investment income        (0.0032)       (0.0300)       (0.0500)      (0.0500)      (0.0300)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year             $     1.00    $      1.00     $     1.00    $     1.00    $     1.00
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
----------------------------------------------------------------------------------------------------------------
Based on net asset value                       0.32%          2.83%          5.32%         5.07%         3.26%
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
----------------------------------------------------------------------------------------------------------------
Total expenses                                 0.17%          0.15%          0.15%         0.14%         0.12%
----------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions        0.14%          0.11%          0.12%         0.11%         0.08%
----------------------------------------------------------------------------------------------------------------
Net investment income                          0.39%          2.80%          5.19%         4.93%         3.28%
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)            $3,014,591    $10,812,890     $8,363,790    $5,915,836    $6,521,818
----------------------------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 or $(0.00005) per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

BLACKROCK CASH FUNDS: GOVERNMENT

                                                        INSTITUTIONAL SHARES
                                         ---------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                           2009       2008       2007      2006      2005
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00  $     1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------
Net investment income                      0.0009      0.0200    0.0500    0.0492    0.0300
--------------------------------------------------------------------------------------------
Dividends from net investment income      (0.0009)    (0.0200)  (0.0500)  (0.0492)  (0.0300)
--------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00  $     1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
--------------------------------------------------------------------------------------------
Based on net asset value                     0.09%       1.96%     5.15%     5.04%     3.28%
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/1/
--------------------------------------------------------------------------------------------
Total expenses                               0.15%       0.16%     0.18%     0.16%     0.12%
--------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.08%       0.10%     0.12%     0.12%     0.03%
--------------------------------------------------------------------------------------------
Net investment income                        0.11%       0.29%     4.67%     4.75%     3.04%
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of year (000)            $ 10,496  $1,594,728  $  3,031  $    395  $169,200
--------------------------------------------------------------------------------------------

--------
/1/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

Financial Highlights (concluded)
--------------------------------------------------------------------------------

BLACKROCK CASH FUNDS: TREASURY

                                                         INSTITUTIONAL SHARES
                                         -----------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------
                                            2009        2008       2007      2006      2005
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00    $     1.00  $   1.00  $   1.00  $   1.00
----------------------------------------------------------------------------------------------
Net investment income                      0.0008        0.0200    0.0500    0.0500    0.0300
----------------------------------------------------------------------------------------------
Net realized gain                          0.0000/1/          -         -         -         -
----------------------------------------------------------------------------------------------
Net increase from investment operations    0.0008        0.0200    0.0500    0.0500    0.0300
----------------------------------------------------------------------------------------------
Dividends from net investment income      (0.0008)      (0.0200)  (0.0500)  (0.0500)  (0.0300)
----------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00    $     1.00  $   1.00  $   1.00  $   1.00
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
----------------------------------------------------------------------------------------------
Based on net asset value                     0.08%         1.61%     4.95%     5.04%     3.20%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
----------------------------------------------------------------------------------------------
Total expenses                               0.12%         0.15%     0.18%     0.19%     0.12%
----------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.04%         0.04%     0.04%     0.00%     0.00%
----------------------------------------------------------------------------------------------
Net investment income                        0.09%         0.39%     4.74%     5.03%     4.03%
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of year (000)            $ 30,011    $1,305,944  $131,190  $126,518  $100,343
----------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

Additional Information
--------------------------------------------------------------------------------

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about BlackRock Funds III is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information
A Statement of Additional Information (SAI), dated May 1, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund's annual and semi-annual reports, by calling (800) 768-2836 on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Questions
If you have any questions about the Funds, please:

 Call: 1-800-768-2836 (toll-free)
       8:30 a.m. to 5:30 p.m. (Eastern time)
       on any business day

World Wide Web
General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

Write: BlackRock Funds III
       c/o SEI Investments Distribution Co.
       One Freedom Valley Drive
       Oaks, PA 19456

Portfolio Characteristics and Holdings
A description of each Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 768-2836.

Securities and Exchange Commission
You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332


PR-CF-INST-0510                                                        [LOGO]

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds III
 BlackRock Cash Funds

SELECT SHARES PROSPECTUS | MAY 1, 2010



[LOGO]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

       Fund                                                Ticker Symbol
       -----------------------------------------------------------------
       BlackRock Cash Funds: Institutional--Select Shares          BGLXX
       BlackRock Cash Funds: Prime--Select Shares                  BPLXX
       BlackRock Cash Funds: Government--Select Shares             BVSXX
       BlackRock Cash Funds: Treasury--Select Shares               BRSXX


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents

--------------------------------------------------------------------------------




   BlackRock Cash Funds
          Fund Overview  Key facts and details about the Funds, including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
                         Key Facts About BlackRock Cash Funds: Institutional.............  1
                         Key Facts About BlackRock Cash Funds: Prime.....................  5
                         Key Facts About BlackRock Cash Funds: Government................  9
                         Key Facts About BlackRock Cash Funds: Treasury.................. 13

Details About the Funds  Details About the Funds' Investment Strategies.................. 17
                         A Further Discussion of Principal Risks......................... 18

    Account Information  Shareholder Information......................................... 19
                         Shareholder Servicing Payments.................................. 21
                         Calculating the Funds' Share Price.............................. 22
                         Fund Distributions.............................................. 22
                         Short-Term Trading Policy....................................... 22
                         Taxes........................................................... 22
                         Master/Feeder Mutual Fund Structure............................. 23

Management of the Funds  Investment Adviser.............................................. 25
                         Administrative Services......................................... 25
                         Conflicts of Interest........................................... 25
                         Valuation of Fund Investments................................... 26
                         Certain Fund Policies........................................... 27

   Financial Highlights  Financial Performance of the Funds.............................. 28

            For More Information  Additional Information. Back Cover

                     [This page intentionally left blank]

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: INSTITUTIONAL

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Institutional (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Select Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.15%
  Administration Fees/(1)/                                                                         0.15%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.25%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.05)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.20%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Money Market Master Portfolio (the "Money Market Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), the administrator of the Fund, has contractually agreed to waive a portion of its administration fees through the close of business on November 30, 2011. After giving effect to such contractual waivers, the management fee will be 0.07% and the administration fees will be 0.13%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Money Market Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Money Market Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Money Market Master Portfolio in which the Fund invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Select Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Select Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Select Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $20     $70    $130     $308
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Money Market Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Money Market Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Money Market Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Money Market Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Select Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Select Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Select Shares of the Fund to that of the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: INSTITUTIONAL - SELECT SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]
2005    2006    2007    2008    2009
----    ----    ----    ----    ----
3.19%   5.00%   5.26%   2.76%   0.35%

During the periods shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.02% (quarter ended December 31, 2009). The year-to-date return as of March 31, 2010 was 0.02%.

                                                                       SINCE
                                                                     INCEPTION
 AS OF 12/31/09                                                     (JANUARY 26,
 AVERAGE ANNUAL TOTAL RETURNS                        1 YEAR 5 YEARS    2004)
----------------------------------------------------------------------------------
BlackRock Cash Funds: Institutional--Select Shares    0.35%  3.30%      2.98%
----------------------------------------------------------------------------------
MFR First Tier Institutional Average                  0.34%  3.13%      2.78%/(1)/
----------------------------------------------------------------------------------

--------
/(1)/The MFR First Tier Institutional Average is calculated from December 31,
     2003.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Money Market Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $1 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Select Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA") or maintain an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), or with the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------


KEY FACTS ABOUT BLACKROCK CASH FUNDS: PRIME

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Prime (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Select Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.15%
  Administration Fees/(1)/                                                                         0.15%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.25%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.05)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.20%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Prime Money Market Master Portfolio (the "Prime Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), the administrator of the Fund, has contractually agreed to waive a portion of its administration fees through the close of business on November 30, 2011. After giving effect to such contractual waivers, the management fee will be 0.07% and the administration fees will be 0.13%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Prime Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Prime Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Prime Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Select Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Select Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Select Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $20     $70    $130     $308
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Prime Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Prime Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Prime Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Prime Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Select Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Select Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Select Shares of the Fund to that of the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: PRIME - SELECT SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                     [CHART]
2005    2006    2007    2008    2009
----    ----    ----    ----    ----
3.16%   4.97%   5.24%   2.75%   0.24%

During the periods shown in the bar chart, the highest return for a quarter was 1.32% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.02% (quarter ended December 31, 2009). The year-to-date return as of March 31, 2010 was 0.01%.

                                                                  SINCE
                                                                INCEPTION
    AS OF 12/31/09                                             (JANUARY 26,
    AVERAGE ANNUAL TOTAL RETURNS                1 YEAR 5 YEARS    2004)
   --------------------------------------------------------------------------
   BlackRock Cash Funds: Prime--Select Shares    0.24%  3.26%      2.95%
   --------------------------------------------------------------------------
   MFR First Tier Institutional Average          0.34%  3.13%      2.78%/(1)/
   --------------------------------------------------------------------------

--------
/(1)/The MFR First Tier Institutional Average is calculated from December 31,
     2003.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Prime Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $1 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Select Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA"); maintain an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), or with the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: GOVERNMENT

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Government (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of current income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Select Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.15%
  Administration Fees/(1)/                                                                         0.15%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.25%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.05)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.20%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Government Money Market Master Portfolio (the "Government Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), the administrator of the Fund, has contractually agreed to waive a portion of its administration fees through the close of business on November 30, 2011. After giving effect to such contractual waivers, the management fee will be 0.07% and the administration fees will be 0.13%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Government Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Government Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Government Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Select Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Select Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Select Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $20     $70    $130     $308
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Government Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Government Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Government Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Government Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Investment in Other Investment Companies Risk -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Select Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Select Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Select Shares of the Fund to that of the Money Fund Report ("MFR") Government Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: GOVERNMENT - SELECT SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                          [CHART]
2005    2006    2007    2008    2009
----    ----    ----    ----    ----
3.18%   4.94%   5.06%   1.89%   0.08%


During the periods shown in the bar chart, the highest return for a quarter was 1.31% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.02% (quarters ended March 31, 2009, September 30, 2009, and December 31,
2009). The year-to-date return as of March 31, 2010 was 0.02%.

                                                                     SINCE
                                                                   INCEPTION
 AS OF 12/31/09                                                  (SEPTEMBER 1,
 AVERAGE ANNUAL TOTAL RETURNS                     1 YEAR 5 YEARS     2004)
-------------------------------------------------------------------------------
BlackRock Cash Funds: Government--Select Shares    0.08%  3.01%      2.94%
-------------------------------------------------------------------------------
MFR Government Institutional Average               0.17%  2.80%      2.61%/(1)/
-------------------------------------------------------------------------------

--------
/(1)/The MFR Government Institutional Average is calculated from August 31,
    2004.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Government Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $1 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Select Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA"); maintain an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), or with the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: TREASURY

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Treasury (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of current income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Select Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.15%
  Administration Fees/(1)/                                                                         0.15%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.25%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.05)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.20%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Treasury Money Market Master Portfolio (the "Treasury Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.), the administrator of the Fund, has contractually agreed to waive a portion of its administration fees through the close of business on November 30, 2011. After giving effect to such contractual waivers, the management fee will be 0.07% and the administration fees will be 0.13%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Treasury Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Treasury Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Treasury Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Select Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Select Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Select Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $20     $70    $130     $308
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. It is further intended that under normal circumstances, 100% of the Fund's investments will be invested in such securities.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Treasury Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Treasury Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Treasury Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Treasury Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Investment in Other Investment Companies Risk -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The Fund minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Select Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Select Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Select Shares of the Fund to that of the Money Fund Report ("MFR") Treasury and Repo Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: TREASURY - SELECT SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                     [CHART]
2005    2006    2007    2008    2009
----    ----    ----    ----    ----
3.10%   4.94%   4.86%   1.55%   0.08%

During the periods shown in the bar chart, the highest return for a quarter was 1.31% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.01% (quarter ended December 31, 2009). The year-to-date return as of
March 31, 2010 was 0.02%.

                                                                    SINCE
                                                                  INCEPTION
  AS OF 12/31/09                                                (SEPTEMBER 1,
  AVERAGE ANNUAL TOTAL RETURNS                   1 YEAR 5 YEARS     2004)
 -----------------------------------------------------------------------------
 BlackRock Cash Funds: Treasury--Select Shares    0.08%  2.88%      2.81%
 -----------------------------------------------------------------------------
 MFR Treasury and Repo Institutional Average      0.05%  2.66%      2.58%/(1)/
 -----------------------------------------------------------------------------

--------
/(1)/The MFR Treasury and Repo Institutional Average is calculated from August
     31, 2004.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
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Treasury Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
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The Fund's minimum initial investment is $1 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Select Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA"); maintain an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), or with the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
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The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
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If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the Funds

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Details About the Funds' Investment Strategies
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Each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury (each, a "Fund" and collectively, the "Funds") is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (each, a "Master Portfolio") of MIP, a mutual fund that has an investment objective and strategies substantially identical to those of the Fund. BlackRock Cash Funds:
Institutional invests all of its assets in Money Market Master Portfolio. BlackRock Cash Funds: Prime invests all of its assets in Prime Master Portfolio. BlackRock Cash Funds: Government invests all of its assets in Government Master Portfolio. BlackRock Cash Funds: Treasury invests all of its assets in Treasury Master Portfolio. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A description of the relationship of the Funds to their respective Master Portfolios appears below under the heading "Account Information -- Master/Feeder Mutual Fund Structure."

BLACKROCK CASH FUNDS: INSTITUTIONAL AND BLACKROCK CASH FUNDS: PRIME
BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime reserves the right to invest 25% or more of its total assets in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BLACKROCK CASH FUNDS: GOVERNMENT
BlackRock Cash Funds: Government seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

BLACKROCK CASH FUNDS: TREASURY
BlackRock Cash Funds: Treasury seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. The Fund currently has an operating policy to invest 100% of its net assets in such securities. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

A Further Discussion of Principal Risks
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Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. An investment in the Funds is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although each Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Funds. The following is a description of certain risks of investing in the Funds.

Concentration Risk (BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime) -- Each of BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime may concentrate its investments in the U.S. banking industry, which means that its performance will be closely tied to the performance of a particular market segment. Each Fund's concentration in these companies may present more risks than if it was broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on a Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Income Risk -- Each Fund's yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

Investment in Other Investment Companies Risk (BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury) -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

U.S. Government Obligations Risk -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

FOR A DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

Account Information

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Shareholder Information
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WHO IS ELIGIBLE TO INVEST?

To be eligible to purchase Select Shares, you must:

..  Invest through an employer-sponsored or individual retirement savings plan;

.. Invest the proceeds rolled over from such retirement savings plan into an IRA;

..  Maintain an account with the Transfer Agent, or with one of the Funds'
   Shareholder Servicing Agents; or

..  Initially invest a minimum of $1 million directly through the Transfer Agent.

The minimum initial investment amount for Select Shares of each Fund is $1 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

The Funds offer additional share classes with different expenses and expected returns, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or the Transfer Agent and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Select Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES

.. Plan Participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to the Transfer Agent and may impose an earlier deadline than the Funds, as described below.

.. Tax-deferred Investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to the Transfer Agent and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

..  Qualified Buyer. Invest through an account set up with your Shareholder
   Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to the Transfer Agent and may impose an earlier deadline than the Funds, as described below.

.. Direct Buyer. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may purchase Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios' portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds are also closed on Good Friday. BlackRock Cash
Funds: Institutional and BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern time) on such Business Day. BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES

.. Plan participant and tax-deferred investor. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to the Transfer Agent.

..  Qualified buyer. Contact your Shareholder Servicing Agent. Your Shareholder
   Servicing Agent is responsible for properly transmitting your sale order to the Transfer Agent.

.. Direct buyer. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. Each Fund reserves the right to redeem your shares automatically and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may redeem your shares automatically to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS
A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.

.. To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time). The Transfer Agent will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither the Transfer Agent nor the Funds may be held liable for acting on telephone instructions that the Transfer Agent reasonably believes to be valid. For redemptions, the Transfer Agent will wire proceeds directly to your designated bank account./(1)/

.. To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

                                                (footnotes appear on next page)

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company
ABA # 011000028
Attn: Transfer Agent Account
# DDA 00330860 For Further Credit to: BlackRock Funds III Shareholder Account Name:
Shareholder Account Number:
Fund Share Class Numbers:
  1122 (BlackRock Cash Funds: Institutional -- Select Shares) 1199 (BlackRock Cash Funds: Prime -- Select Shares)
  1099 (BlackRock Cash Funds: Government -- Select Shares) 1109 (BlackRock Cash Funds: Treasury -- Select Shares)

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

.. To invest or redeem shares online, please contact the Transfer Agent for information on how to access online trading features.

.. A direct buyer can ask the Transfer Agent to wire proceeds directly to its designated bank account./(2)/

..  When a direct buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds for up to ten days to ensure that purchase checks have cleared.
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(1)The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.
(2)To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

Shareholder Servicing Payments
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The Funds have adopted a shareholder servicing plan (the "Plan") that allows each Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, The PNC Financial Services Group, Inc. ("PNC"), Merrill Lynch & Co, Inc. ("Merrill Lynch"), Bank of America Corporation ("BAC"), Barclays Bank PLC and their respective affiliates) (each, a "Financial Intermediary") for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund's shares. Because the fees paid by a Fund under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in the Funds and may cost you more than paying other types of sales charges.

In addition to, rather than in lieu of, shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays to the Transfer Agent, BFA, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BFA or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BFA or its affiliates may compensate affiliated and unaffiliated Financial Intermediaries for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BFA, and its affiliates may be substantial. Payments by BFA may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BFA or its affiliates. For more information, see the Funds' SAI.

Calculating the Funds' Share Price
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Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions
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Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Short-Term Trading Policy
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Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Boards of Trustees of the Trust and MIP have evaluated the risks of market timing activities by the Funds' shareholders and have determined that due to (i) each Fund's policy of seeking to maintain the Fund's NAV per share at $1.00 each day, (ii) the nature of each Fund's portfolio holdings and (iii) the nature of each Fund's shareholders, it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Boards of Trustees of the Trust and MIP have not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Taxes
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The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the Funds' SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

             DISTRIBUTION TYPE        TAX STATUS
             -----------------------------------------------------
             Income.................. Ordinary income/(1)/
             Short-term capital gain. Ordinary income
             Long-term capital gain.. Long-term capital gain/(2)/

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/(1)/Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.
/(2)/Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds' shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the U.S. Internal Revenue Service ("IRS") that you are subject to back-up withholding.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

Master/Feeder Mutual Fund Structure
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The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

FEEDER FUND EXPENSES
Feeder funds, including the Funds, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS
Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Trust's Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Funds

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Investment Adviser
--------------------------------------------------------------------------------

Each Fund is a "feeder" fund that invests all of its assets in a Master Portfolio that has an investment objective, strategies and policies substantially identical to those of the Fund. BFA, a registered investment adviser, serves as investment adviser to the Master Portfolios. BFA manages the investment of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive a management fee at the annual rate of 0.10% of the Master Portfolio's average daily net assets. BFA has contractually agreed to waive 0.03% of its management fee through the close of business on November 30, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates may deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreements with BFA is available in the Funds' annual report for the year ended December 31, 2009.

Administrative Services
--------------------------------------------------------------------------------

BTC provides the following services, among others, as the Funds' administrator:

   .  Supervises the Funds' administrative operations;

   . Provides or causes to be provided management reporting and treasury administration services;

   .  Financial reporting;

   .  Legal, blue sky and tax services;

   .  Preparation of proxy statements and shareholder reports; and

   . Engaging and supervising the Shareholder Servicing Agent on behalf of the Funds.

BTC is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of Select Shares of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the Funds or the Trust as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level. BTC has contractually agreed to waive 0.02% of its administration fee through the close of business on November 30, 2011.

Conflicts of Interest
--------------------------------------------------------------------------------

The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience, the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the

Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or an Entity having positions that are adverse to those of the Funds. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or an Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds' investment activities, therefore, may differ from those of an Affiliate or an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or Entities in connection with the Funds' portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of Fund Investments
--------------------------------------------------------------------------------

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The amortized cost method is used in calculating the Master Portfolio's net asset value, meaning that the calculation is based on a valuation of the assets held by a Master Portfolio at cost, with an adjustment for any discount or premium on a security at the time of purchase. The Funds' SAI includes more information about the methods for valuing the Master Portfolios' investments.
The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Certain Fund Policies
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING REQUIREMENTS
The Funds are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights tables are intended to help investors understand the financial performance of Select Shares of each Fund for the past five years. Certain information reflects financial results for a single Select Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Select Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Funds' combined annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) from 8:30 a.m. to 6:30 p.m. Eastern time on any business day.

BLACKROCK CASH FUNDS: INSTITUTIONAL

                                                                SELECT SHARES
                                         -----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------
                                             2009         2008        2007       2006       2005
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00     $   1.00     $   1.00    $   1.00  $   1.00
----------------------------------------------------------------------------------------------------
Net investment income                      0.0035       0.0300       0.0500      0.0500    0.0300
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                   0.0000/1/   (0.0000)/1/   0.0000/1/        -    0.0000/1/
----------------------------------------------------------------------------------------------------
Net increase from investment operations    0.0035       0.0300       0.0500      0.0500    0.0300
----------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                   (0.0035)     (0.0300)     (0.0500)    (0.0500)  (0.0300)
  Net realized gain                       (0.0000)/1/        -            -           -         -
----------------------------------------------------------------------------------------------------
Total dividends and distributions         (0.0035)     (0.0300)     (0.0500)    (0.0500)  (0.0300)
----------------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00     $   1.00     $   1.00    $   1.00  $   1.00
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
----------------------------------------------------------------------------------------------------
Based on net asset value                     0.35%        2.76%        5.26%       5.00%     3.19%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
----------------------------------------------------------------------------------------------------
Total expenses                               0.23%        0.28%        0.25%       0.23%     0.22%
----------------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.20%        0.23%        0.20%       0.19%     0.15%
----------------------------------------------------------------------------------------------------
Net investment income                        0.57%        2.05%        5.11%       4.55%     3.50%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of year (000)            $ 23,204     $ 10,014     $  4,807    $  1,229  $ 24,940
----------------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 or $(0.00005) per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

BLACKROCK CASH FUNDS: PRIME

                                                                SELECT SHARES
                                         ------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------
                                            2009         2008        2007        2006        2005
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00    $   1.00     $   1.00    $   1.00    $   1.00
-----------------------------------------------------------------------------------------------------
Net investment income                      0.0024      0.0280       0.0500      0.0500      0.0312
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                   0.0000/1/  (0.0000)/1/   0.0000/1/   0.0000/1/   0.0000/1/
-----------------------------------------------------------------------------------------------------
Net increase from investment operations    0.0024      0.0280       0.0500      0.0500      0.0312
-----------------------------------------------------------------------------------------------------
Dividends from net investment income      (0.0024)    (0.0280)     (0.0500)    (0.0500)    (0.0312)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00    $   1.00     $   1.00    $   1.00    $   1.00
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
-----------------------------------------------------------------------------------------------------
Based on net asset value                     0.24%       2.75%        5.24%       4.97%       3.16%
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
-----------------------------------------------------------------------------------------------------
Total expenses                               0.27%       0.25%        0.25%       0.24%       0.22%
-----------------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.22%       0.18%        0.20%       0.21%       0.18%
-----------------------------------------------------------------------------------------------------
Net investment income                        0.24%       2.95%        5.06%       4.67%       3.05%
-----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000)            $ 73,810    $143,150     $268,352    $ 21,642    $ 81,359
-----------------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 or $(0.00005) per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

BLACKROCK CASH FUNDS: GOVERNMENT

                                                           SELECT SHARES
                                         -------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------
                                           2009      2008      2007      2006      2005
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------------------
Net investment income                      0.0008    0.0200    0.0500    0.0483    0.0300
------------------------------------------------------------------------------------------
Dividends from net investment income      (0.0008)  (0.0200)  (0.0500)  (0.0483)  (0.0300)
------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
------------------------------------------------------------------------------------------
Based on net asset value                     0.08%     1.89%     5.06%     4.94%     3.18%
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/1/
------------------------------------------------------------------------------------------
Total expenses                               0.25%     0.23%     0.28%     0.26%     0.22%
------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.09%     0.07%     0.20%     0.21%     0.13%
------------------------------------------------------------------------------------------
Net investment income                        0.08%     0.82%     5.03%     4.84%     3.90%
------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of year (000)            $ 69,139  $ 81,424  $ 14,269  $ 42,683  $ 40,712
------------------------------------------------------------------------------------------

--------
/1/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

Financial Highlights (concluded)
--------------------------------------------------------------------------------

BLACKROCK CASH FUNDS: TREASURY

                                                            SELECT SHARES
                                         ---------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                            2009       2008      2007      2006      2005
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------
Net investment income                      0.0007      0.0200    0.0500    0.0500    0.0300
--------------------------------------------------------------------------------------------
Net realized gain                          0.0000/1/        -         -         -         -
--------------------------------------------------------------------------------------------
Net increase from investment operations    0.0007      0.0200    0.0500    0.0500    0.0300
--------------------------------------------------------------------------------------------
Dividends from net investment income      (0.0007)    (0.0200)  (0.0500)  (0.0500)  (0.0300)
--------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
--------------------------------------------------------------------------------------------
Based on net asset value                     0.08%       1.55%     4.86%     4.94%     3.10%
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
--------------------------------------------------------------------------------------------
Total expenses                               0.25%       0.25%     0.27%     0.30%     0.22%
--------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.08%       0.09%     0.10%     0.10%     0.10%
--------------------------------------------------------------------------------------------
Net investment income                        0.08%       0.92%     5.06%     5.15%     3.06%
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of year (000)            $  4,815    $ 24,340  $ 10,050  $ 55,919  $    103
--------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

Additional Information
--------------------------------------------------------------------------------

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about BlackRock Funds III is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information
A Statement of Additional Information (SAI), dated May 1, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund's annual and semi-annual reports, by calling (800) 768-2836 on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Questions
If you have any questions about the Funds, please:

 Call: 1-800-768-2836 (toll-free)
       8:30 a.m. to 5:30 p.m. (Eastern time)
       on any business day

World Wide Web
General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

Write: BlackRock Funds III
       c/o SEI Investments Distribution Co.
       One Freedom Valley Drive
       Oaks, PA 19456

Portfolio Characteristics and Holdings
A description of each Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 768-2836.

Securities and Exchange Commission
You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332


PR-CF-SEL-0510                                                         [LOGO]

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS



BlackRock Funds III
 BlackRock Cash Funds

PREMIUM SHARES PROSPECTUS | MAY 1, 2010



[LOGO]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

       Fund                                                 Ticker Symbol
       ------------------------------------------------------------------
       BlackRock Cash Funds: Institutional--Premium Shares          BSSXX
       BlackRock Cash Funds: Prime--Premium Shares                  BPSXX
       BlackRock Cash Funds: Treasury--Premium Shares               BSPXX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents

--------------------------------------------------------------------------------





   BlackRock Cash Funds
          Fund Overview  Key facts and details about the Funds, including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
                         Key Facts About BlackRock Cash Funds: Institutional.............  1
                         Key Facts About BlackRock Cash Funds: Prime.....................  5
                         Key Facts About BlackRock Cash Funds: Treasury..................  9

Details About the Funds  Details About the Funds' Investment Strategies.................. 13
                         A Further Discussion of Principal Risks......................... 14

    Account Information  Shareholder Information......................................... 15
                         Shareholder Servicing Payments.................................. 17
                         Calculating the Funds' Share Price.............................. 18
                         Fund Distributions.............................................. 18
                         Short-Term Trading Policy....................................... 18
                         Taxes........................................................... 18
                         Master/Feeder Mutual Fund Structure............................. 19

Management of the Funds  Investment Adviser.............................................. 21
                         Administrative Services......................................... 21
                         Conflicts of Interest........................................... 21
                         Valuation of Fund Investments................................... 22
                         Certain Fund Policies........................................... 23

   Financial Highlights  Financial Performance of the Funds.............................. 24

            For More Information  Additional Information. Back Cover

                     [This page intentionally left blank]

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: INSTITUTIONAL

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Institutional (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Premium Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.10%
  Administration Fees                                                                              0.10%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.20%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.17%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Money Market Master Portfolio (the "Money Market Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Money Market Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Money Market Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Money Market Master Portfolio in which the Fund invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Premium Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Premium Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Premium Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $17     $58    $106     $249
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Money Market Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Money Market Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Money Market Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Money Market Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Premium Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Premium Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Premium Shares of the Fund to that of the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: INSTITUTIONAL - PREMIUM SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

            2003    2004    2005    2006    2007    2008    2009
            ----    ----    ----    ----    ----    ----    ----
            1.10%   1.34%   3.24%   5.05%   5.31%   2.80%   0.38%


During the periods shown in the bar chart, the highest return for a quarter was 1.34% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.03% (quarter ended December 31, 2009). The year-to-date return as of March 31, 2010 was 0.02%.

                                                                        SINCE
                                                                      INCEPTION
 AS OF 12/31/09                                                      (DECEMBER 2,
 AVERAGE ANNUAL TOTAL RETURNS                         1 YEAR 5 YEARS    2002)
-----------------------------------------------------------------------------------
BlackRock Cash Funds: Institutional--Premium Shares    0.38%  3.34%      2.71%
-----------------------------------------------------------------------------------
MFR First Tier Institutional Average                   0.34%  3.13%      2.48%/(1)/
-----------------------------------------------------------------------------------

--------
/(1)/The MFR First Tier Institutional Average is calculated from November 30,
     2002.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Money Market Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $10 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Premium Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA") or maintain an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), or with the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). Please contact your Shareholder Servicing Agent or the Transfer Agent.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------


KEY FACTS ABOUT BLACKROCK CASH FUNDS: PRIME

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Prime (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Premium Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.10%
  Administration Fees                                                                              0.10%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.20%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.17%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Prime Money Market Master Portfolio (the "Prime Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Prime Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Prime Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Prime Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Premium Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Premium Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Premium Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $17     $58    $106     $249
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Prime Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Prime Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Prime Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Prime Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Premium Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Premium Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Premium Shares of the Fund to that of the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: PRIME - PREMIUM SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

              2004    2005    2006    2007    2008    2009
              ----    ----    ----    ----    ----    ----
              1.35%   3.21%   5.02%   5.27%   2.78%   0.27%


During the periods shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.03% (quarter ended December 31, 2009). The year-to-date return as of March 31, 2010 was 0.02%.

                                                                  SINCE
                                                                INCEPTION
    AS OF 12/31/09                                              (APRIL 16,
    AVERAGE ANNUAL TOTAL RETURNS                 1 YEAR 5 YEARS   2003)
   --------------------------------------------------------------------------
   BlackRock Cash Funds: Prime--Premium Shares    0.27%  3.29%     2.76%
   --------------------------------------------------------------------------
   MFR First Tier Institutional Average           0.34%  3.13%     2.55%/(1)/
   --------------------------------------------------------------------------

--------
/(1)/The MFR First Tier Institutional Average is calculated from March 31, 2003.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Prime Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $10 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Premium Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA") or maintain an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), or with the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). Please contact your Shareholder Servicing Agent or the Transfer Agent.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------


KEY FACTS ABOUT BLACKROCK CASH FUNDS: TREASURY

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Treasury (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of current income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Premium Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.10%
  Administration Fees                                                                              0.10%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.20%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.17%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Treasury Money Market Master Portfolio (the "Treasury Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Treasury Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Treasury Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Treasury Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Premium Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Premium Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Premium Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $17     $58    $106     $249
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. It is further intended that under normal circumstances, 100% of the Fund's investments will be invested in such securities.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Treasury Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Treasury Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Treasury Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Treasury Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Investment in Other Investment Companies Risk -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The Fund minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Premium Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Premium Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Premium Shares of the Fund to that of the Money Fund Report ("MFR") Treasury and Repo Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: TREASURY - PREMIUM SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

               2005    2006    2007    2008    2009
               ----    ----    ----    ----    ----
               3.15%   4.99%   4.90%   1.57%   0.08%


During the periods shown in the bar chart, the highest return for a quarter was 1.32% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.01% (quarter ended December 31, 2009). The year-to-date return as of
March 31, 2010 was 0.02%.

                                                                     SINCE
                                                                   INCEPTION
  AS OF 12/31/09                                                 (SEPTEMBER 1,
  AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR 5 YEARS     2004)
 ------------------------------------------------------------------------------
 BlackRock Cash Funds: Treasury--Premium Shares    0.08%  2.92%      2.85%
 ------------------------------------------------------------------------------
 MFR Treasury and Repo Institutional Average       0.05%  2.66%      2.58%/(1)/
 ------------------------------------------------------------------------------

--------
/(1)/The MFR Treasury and Repo Institutional Average is calculated from
     August 31, 2004.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Treasury Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $10 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Premium Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA") or maintain an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), or with the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). Please contact your Shareholder Servicing Agent or the Transfer Agent.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the Funds

--------------------------------------------------------------------------------

Details About the Funds' Investment Strategies
--------------------------------------------------------------------------------

Each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury (each, a "Fund" and collectively, the "Funds") is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (each, a "Master Portfolio") of MIP, a mutual fund that has an investment objective and strategies substantially identical to those of the Fund. BlackRock Cash Funds: Institutional invests all of its assets in Money Market Master Portfolio. BlackRock Cash Funds: Prime invests all of its assets in Prime Master Portfolio. BlackRock Cash Funds: Treasury invests all of its assets in Treasury Master Portfolio. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A description of the relationship of the Funds to their respective Master Portfolios appears below under the heading "Account Information -- Master/Feeder Mutual Fund Structure."

BLACKROCK CASH FUNDS: INSTITUTIONAL AND BLACKROCK CASH FUNDS: PRIME
BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime reserves the right to invest 25% or more of its total assets in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BLACKROCK CASH FUNDS: TREASURY
BlackRock Cash Funds: Treasury seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. The Fund currently has an operating policy to invest 100% of its net assets in such securities. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

A Further Discussion of Principal Risks
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Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. An investment in the Funds is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although each Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Funds. The following is a description of certain risks of investing in the Funds.

Concentration Risk (BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime) -- Each of BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime may concentrate its investments in the U.S. banking industry, which means that its performance will be closely tied to the performance of a particular market segment. Each Fund's concentration in these companies may present more risks than if it was broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on a Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Income Risk -- Each Fund's yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

Investment in Other Investment Companies Risk (BlackRock Cash Funds: Treasury) -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

U.S. Government Obligations Risk -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

FOR A DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

Account Information

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Shareholder Information
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WHO IS ELIGIBLE TO INVEST?

To be eligible to purchase Premium Shares, you must:

..  Invest through an employer-sponsored or individual retirement savings plan;

.. Invest the proceeds rolled over from such retirement savings plan into an IRA;

..  Maintain an account with the Transfer Agent, or with one of the Funds'
   Shareholder Servicing Agents; or

..  Initially invest a minimum of $10 million directly through the Transfer
   Agent.

The minimum initial investment amount for Premium Shares of each Fund is $10 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

The Funds offer additional share classes with different expenses and expected returns, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or the Transfer Agent and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Premium Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES

.. Plan Participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to the Transfer Agent and may impose an earlier deadline than the Funds, as described below.

.. Tax-deferred Investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to the Transfer Agent and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

..  Qualified Buyer. Invest through an account set up with your Shareholder
   Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to the Transfer Agent and may impose an earlier deadline than the Funds, as described below.

.. Direct Buyer. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may purchase Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios' portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds are also closed on Good Friday. BlackRock Cash
Funds: Institutional and BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern time) on such Business Day. BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES

.. Plan participant and tax-deferred investor. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to the Transfer Agent.

..  Qualified buyer. Contact your Shareholder Servicing Agent. Your Shareholder
   Servicing Agent is responsible for properly transmitting your sale order to the Transfer Agent.

.. Direct buyer. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. Each Fund reserves the right to redeem your shares automatically and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may redeem your shares automatically to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS
A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.

.. To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time). The Transfer Agent will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither the Transfer Agent nor the Funds may be held liable for acting on telephone instructions that the Transfer Agent reasonably believes to be valid. For redemptions, the Transfer Agent will wire proceeds directly to your designated bank account./(1)/

.. To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

                                                (footnotes appear on next page)

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company
ABA # 011000028
Attn: Transfer Agent
Account # DDA 00330860
For Further Credit to: BlackRock Funds III
Shareholder Account Name:
Shareholder Account Number:
Fund Share Class Numbers:
  1128 (BlackRock Cash Funds: Institutional -- Premium Shares)
  1198 (BlackRock Cash Funds: Prime -- Premium Shares)
  1108 (BlackRock Cash Funds: Treasury -- Premium Shares)

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

.. To invest or redeem shares online, please contact the Transfer Agent for information on how to access online trading features.

.. A direct buyer can ask the Transfer Agent to wire proceeds directly to its designated bank account./(2)/

..  When a direct buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds for up to ten days to ensure that purchase checks have cleared.
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/(1)/The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.
/(2)/To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

Shareholder Servicing Payments
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The Funds have adopted a shareholder servicing plan (the "Plan") that allows each Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, The PNC Financial Services Group, Inc. ("PNC"), Merrill Lynch & Co, Inc. ("Merrill Lynch"), Bank of America Corporation ("BAC"), Barclays Bank PLC and their respective affiliates) (each, a "Financial Intermediary") for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund's shares. Because the fees paid by a Fund under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in the Funds and may cost you more than paying other types of sales charges.

In addition to, rather than in lieu of, shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays to the Transfer Agent, BFA, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BFA or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BFA or its affiliates may compensate affiliated and unaffiliated Financial Intermediaries for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BFA, and its affiliates may be substantial. Payments by BFA may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BFA or its affiliates. For more information, see the Funds' SAI.

Calculating the Funds' Share Price
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Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions
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Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Short-Term Trading Policy
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Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Boards of Trustees of the Trust and MIP have evaluated the risks of market timing activities by the Funds' shareholders and have determined that due to (i) each Fund's policy of seeking to maintain the Fund's net asset value per share at $1.00 each day, (ii) the nature of each Fund's portfolio holdings and (iii) the nature of each Fund's shareholders, it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Boards of Trustees of the Trust and MIP have not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Taxes
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The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the Funds' SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

             DISTRIBUTION TYPE        TAX STATUS
             -----------------------------------------------------
             Income.................. Ordinary income/(1)/
             Short-term capital gain. Ordinary income
             Long-term capital gain.. Long-term capital gain/(2)/

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/(1)/Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.
/(2)/Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds' shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the U.S. Internal Revenue Service ("IRS") that you are subject to back-up withholding.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

Master/Feeder Mutual Fund Structure
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The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

FEEDER FUND EXPENSES
Feeder funds, including the Funds, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS
Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Trust's Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Funds

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Investment Adviser
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Each Fund is a "feeder" fund that invests all of its assets in a Master Portfolio that has an investment objective, strategies and policies substantially identical to those of the Fund. BFA, a registered investment adviser, serves as investment adviser to the Master Portfolios. BFA manages the investment of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive a management fee at the annual rate of 0.10% of the Master Portfolio's average daily net assets. BFA has contractually agreed to waive 0.03% of its management fee through the close of business on November 30, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates may deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreements with BFA is available in the Funds' annual report for the year ended December 31, 2009.

Administrative Services
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BTC provides the following services, among others, as the Funds' administrator:

   .  Supervises the Funds' administrative operations;

   . Provides or causes to be provided management reporting and treasury administration services;

   .  Financial reporting;

   .  Legal, blue sky and tax services;

   .  Preparation of proxy statements and shareholder reports; and

   . Engaging and supervising the Shareholder Servicing Agent on behalf of the Fund.

BTC is entitled to receive fees for these services at the annual rate of 0.10% of the average daily net assets of Premium Shares of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the Funds or the Trust as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

Conflicts of Interest
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The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience, the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage, in the ordinary course of business, in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or an Entity having positions that are adverse to those of the Funds. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or an Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds' investment activities, therefore, may differ from those of an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or Entities in connection with the Funds' portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of Fund Investments
--------------------------------------------------------------------------------

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The amortized cost method is used in calculating the Master Portfolio's net asset value, meaning that the calculation is based on a valuation of the assets held by a Master Portfolio at cost, with an adjustment for any discount or premium on a security at the time of purchase. The Funds' SAI includes more information about the methods for valuing the Master Portfolios' investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Certain Fund Policies
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING REQUIREMENTS
The Funds are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights tables are intended to help investors understand the financial performance of Premium Shares of each Fund for the past five years. Certain information reflects financial results for a single Premium Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Premium Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Funds' combined annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day.

BLACKROCK CASH FUNDS: INSTITUTIONAL

                                                                   PREMIUM SHARES
                                         -------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------
                                             2009          2008         2007         2006          2005
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00     $     1.00     $   1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------------------------
Net investment income                      0.0038         0.0300       0.0500        0.0500        0.0300
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                   0.0000/1/     (0.0000)/1/   0.0000/1/     0.0000/1/     0.0000/1/
------------------------------------------------------------------------------------------------------------
Net increase from investment operations    0.0038         0.0300       0.0500        0.0500        0.0300
------------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                   (0.0038)       (0.0300)     (0.0500)      (0.0500)      (0.0300)
  Net realized gain                       (0.0000)/1/          -            -             -             -
------------------------------------------------------------------------------------------------------------
Total dividends and distributions         (0.0038)       (0.0300)     (0.0500)      (0.0500)      (0.0300)
------------------------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00     $     1.00     $   1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
------------------------------------------------------------------------------------------------------------
Based on net asset value                     0.38%          2.80%        5.31%         5.05%         3.24%
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
------------------------------------------------------------------------------------------------------------
Total expenses                               0.20%          0.21%        0.21%         0.19%         0.17%
------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.17%          0.18%        0.16%         0.15%         0.10%
------------------------------------------------------------------------------------------------------------
Net investment income                        0.48%          2.79%        5.21%         4.93%         3.24%
------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)            $ 97,513     $1,021,216     $746,582    $1,321,042    $1,803,171
------------------------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 or $(0.00005) per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

BLACKROCK CASH FUNDS: PRIME

                                                                     PREMIUM SHARES
                                         ----------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------
                                             2009           2008          2007          2006          2005
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $     1.00    $     1.00     $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------
Net investment income                        0.0027        0.0270         0.0500        0.0500        0.0317
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                     0.0000/1/    (0.0000)/1/     0.0000/1/     0.0000/1/     0.0000/1/
---------------------------------------------------------------------------------------------------------------
Net increase from investment operations      0.0027        0.0270         0.0500        0.0500        0.0317
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income        (0.0027)      (0.0270)       (0.0500)      (0.0500)      (0.0317)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year             $     1.00    $     1.00     $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
---------------------------------------------------------------------------------------------------------------
Based on net asset value                       0.27%         2.78%          5.27%         5.02%         3.21%
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
---------------------------------------------------------------------------------------------------------------
Total expenses                                 0.23%         0.21%          0.20%         0.19%         0.17%
---------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions        0.20%         0.17%          0.17%         0.16%         0.13%
---------------------------------------------------------------------------------------------------------------
Net investment income                          0.34%         2.60%          5.14%         4.88%         3.08%
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)            $1,817,088    $4,304,633     $1,795,477    $1,551,648    $3,233,738
---------------------------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 or $(0.00005) per share
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

Financial Highlights (concluded)
--------------------------------------------------------------------------------


BLACKROCK CASH FUNDS: TREASURY

                                                           PREMIUM SHARES
                                         ---------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                            2009       2008      2007      2006      2005
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------
Net investment income                      0.0007      0.0200    0.0500    0.0500    0.0300
--------------------------------------------------------------------------------------------
Net realized gain                          0.0000/1/        -         -         -         -
--------------------------------------------------------------------------------------------
Net increase from investment operations    0.0007      0.0200    0.0500    0.0500    0.0300
--------------------------------------------------------------------------------------------
Dividends from net investment income      (0.0007)    (0.0200)  (0.0500)  (0.0500)  (0.0300)
--------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
--------------------------------------------------------------------------------------------
Based on net asset value                     0.08%       1.57%     4.90%     4.99%     3.15%
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
--------------------------------------------------------------------------------------------
Total expenses                               0.19%       0.20%     0.23%     0.23%     0.17%
--------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.08%       0.07%     0.09%     0.05%     0.05%
--------------------------------------------------------------------------------------------
Net investment income                        0.09%       1.17%     4.44%     4.61%     3.83%
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of year (000)            $  2,542    $ 65,095  $ 61,513  $  2,112  $  2,546
--------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

Additional Information
--------------------------------------------------------------------------------

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about BlackRock Funds III is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information
A Statement of Additional Information (SAI), dated May 1, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund's annual and semi-annual reports, by calling (800) 768-2836 on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Questions
If you have any questions about the Funds, please:

 Call: 1-800-768-2836 (toll-free)
       8:30 a.m. to 5:30 p.m. (Eastern time)
       on any business day

World Wide Web
General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/ prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

Write: BlackRock Funds III
       c/o SEI Investments Distribution Co.
       One Freedom Valley Drive
       Oaks, PA 19456

Portfolio Characteristics and Holdings
A description of each Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 768-2836.

Securities and Exchange Commission
You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332


PR-CF-PRE-0510                                                         [LOGO]

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds III
 BlackRock Cash Funds

SL AGENCY SHARES PROSPECTUS | MAY 1, 2010



[LOGO]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

            Fund
            --------------------------------------------------------
            BlackRock Cash Funds: Institutional--SL Agency Shares
            BlackRock Cash Funds: Prime--SL Agency Shares
            BlackRock Cash Funds: Government--SL Agency Shares
            BlackRock Cash Funds: Treasury--SL Agency Shares


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents

--------------------------------------------------------------------------------




   BlackRock Cash Funds
          Fund Overview  Key facts and details about the Funds, including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
                         Key Facts About BlackRock Cash Funds: Institutional.............  1
                         Key Facts About BlackRock Cash Funds: Prime.....................  5
                         Key Facts About BlackRock Cash Funds: Government................  9
                         Key Facts About BlackRock Cash Funds: Treasury.................. 13

Details About the Funds  Details About the Funds' Investment Strategies.................. 17
                         A Further Discussion of Principal Risks......................... 17

    Account Information  Shareholder Information......................................... 19
                         Calculating the Funds' Share Price.............................. 20
                         Fund Distributions.............................................. 20
                         Short-Term Trading Policy....................................... 20
                         Taxes........................................................... 20
                         Master/Feeder Mutual Fund Structure............................. 21

Management of the Funds  Investment Adviser.............................................. 23
                         Administrative Services......................................... 23
                         Conflicts of Interest........................................... 23
                         Valuation of Fund Investments................................... 24
                         Certain Fund Policies........................................... 25

   Financial Highlights  Financial Performance of the Funds.............................. 26

            For More Information  Additional Information. Back Cover

                     [This page intentionally left blank]

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: INSTITUTIONAL

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Institutional (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold SL Agency Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.02%
  Administration Fees                                                                              0.02%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.12%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3) /                                                 (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.09%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Money Market Master Portfolio (the "Money Market Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Money Market Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Money Market Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Money Market Master Portfolio in which the Fund invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in SL Agency Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in SL Agency Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that SL Agency Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                          $9     $32     $61     $148
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Money Market Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Money Market Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Money Market Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Money Market Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

SL Agency Shares of the Fund commenced operation on February 4, 2009 and do not have a full calendar year of operation. As a result, the performance shown is that of Institutional Shares of the Fund, which are offered by a separate prospectus. Institutional Shares and SL Agency Shares of the Fund should have returns that are substantially similar because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

The bar chart and table in this section provide some indication of the risks of investing in Institutional Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Institutional Shares of the Fund for each of the last ten calendar years. The average annual total return table compares the average annual total return of Institutional Shares of the Fund to that of the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: INSTITUTIONAL - INSTITUTIONAL SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
6.55%   4.23%   1.83%   1.14%   1.39%   3.29%   5.11%   5.36%   2.85%   0.43%

During the periods shown in the bar chart, the highest return for a quarter was 1.68% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.04% (quarter ended December 31, 2009). The year-to-date return as of March 31, 2010 was 0.04%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------
BlackRock Cash Funds: Institutional--Institutional Shares    0.43%  3.39%    3.20%
-----------------------------------------------------------------------------------
MFR First Tier Institutional Average                         0.34%  3.13%    2.90%
-----------------------------------------------------------------------------------

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Money Market Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

Currently, the only eligible investors for SL Agency Shares of the Fund are investment companies for which (i) BFA, BTC, or an affiliate provides investment advisory or administrative services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of the Fund. Please contact BTC or State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), for more information.

You may purchase or sell shares without paying a sales charge. Your order to buy or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time, on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: PRIME

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Prime (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold SL Agency Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.02%
  Administration Fees                                                                              0.02%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.12%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3) /                                                 (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.09%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Prime Money Market Master Portfolio (the "Prime Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Prime Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Prime Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Prime Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in SL Agency Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in SL Agency Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that SL Agency Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                          $9     $32     $61     $148
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Prime Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Prime Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Prime Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Prime Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

SL Agency Shares of the Fund commenced operation on February 4, 2009 and do not have a full calendar year of operation. As a result, the performance shown is that of Institutional Shares of the Fund, which are offered by a separate prospectus. Institutional Shares and SL Agency Shares of the Fund should have returns that are substantially similar because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

The bar chart and table in this section provide some indication of the risks of investing in Institutional Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Institutional Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Institutional Shares of the Fund to that of the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: PRIME - INSTITUTIONAL SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                     [CHART]

2004    2005    2006    2007    2008    2009
----    ----    ----    ----    ----    ----
1.40%   3.26%   5.07%   5.32%   2.83%   0.32%

During the periods shown in the bar chart, the highest return for a quarter was 1.34% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.04% (quarter ended December 31, 2009). The year-to-date return as of March 31, 2010 was 0.03%.

                                                                     SINCE
                                                                   INCEPTION
 AS OF 12/31/09                                                    (APRIL 16,
 AVERAGE ANNUAL TOTAL RETURNS                       1 YEAR 5 YEARS   2003)
--------------------------------------------------------------------------------
BlackRock Cash Funds: Prime--Institutional Shares    0.32%  3.35%     2.82%
--------------------------------------------------------------------------------
MFR First Tier Institutional Average                 0.34%  3.13%     2.55%/(1)/
--------------------------------------------------------------------------------

--------
/(1)/The MFR First Tier Institutional Average is calculated from March 31, 2003.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Prime Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

Currently, the only eligible investors for SL Agency Shares of the Fund are investment companies for which (i) BFA, BTC, or an affiliate provides investment advisory or administrative services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of the Fund. Please contact BTC or State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), for more information.

You may purchase or sell shares without paying a sales charge. Your order to buy or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time, on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: GOVERNMENT

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Government (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of current income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold SL Agency Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
---------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                0.10%
---------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                           None
---------------------------------------------------------------------------------------------------------
Other Expenses                                                                                     0.02%
  Administration Fees                                                                             0.02%
  Independent Expenses/(2)(3)/                                                                    0.00%
---------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                         0.12%
---------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3) /                                                (0.03)%
---------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)4)/    0.09%
---------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Government Money Market Master Portfolio (the "Government Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Government Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Government Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Government Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in SL Agency Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in SL Agency Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that SL Agency Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                          $9     $32     $61     $148
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Government Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Government Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Government Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Government Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Investment in Other Investment Companies Risk -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

SL Agency Shares of the Fund commenced operation on February 4, 2009 and do not have a full calendar year of operation. As a result, the performance shown is that of Institutional Shares of the Fund, which are offered by a separate prospectus. Institutional Shares and SL Agency Shares of the Fund should have returns that are substantially similar because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

The bar chart and table in this section provide some indication of the risks of investing in Institutional Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Institutional Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Institutional Shares of the Fund to that of the Money Fund Report ("MFR") Government Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: GOVERNMENT - INSTITUTIONAL SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                     [CHART]

2005    2006    2007    2008    2009
----    ----    ----    ----    ----
3.28%   5.04%   5.15%   1.96%   0.09%


During the periods shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.02% (quarters ended September 30, 2009 and December 31, 2009). The year-to-date return as of March 31, 2010 was 0.02%.

                                                                            SINCE
                                                                          INCEPTION
 AS OF 12/31/09                                                         (SEPTEMBER 1,
 AVERAGE ANNUAL TOTAL RETURNS                            1 YEAR 5 YEARS     2004)
--------------------------------------------------------------------------------------
BlackRock Cash Funds: Government--Institutional Shares    0.09%  3.09%      3.01%
--------------------------------------------------------------------------------------
MFR Government Institutional Average                      0.17%  2.80%      2.61%/(1)/
--------------------------------------------------------------------------------------

--------
/(1)/The MFR Government Institutional Average is calculated from August 31,
    2004.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Government Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

Currently, the only eligible investors for SL Agency Shares of the Fund are investment companies for which (i) BFA, BTC, or an affiliate provides investment advisory or administrative services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of the Fund. Please contact BTC or State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), for more information.

You may purchase or sell shares without paying a sales charge. Your order to buy or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time, on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: TREASURY

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Treasury (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of current income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold SL Agency Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.02%
  Administration fees                                                                              0.02%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.12%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3) /                                                 (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.09%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Treasury Money Market Master Portfolio (the "Treasury Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Treasury Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Treasury Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Treasury Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in SL Agency Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in SL Agency Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that SL Agency Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                          $9     $32     $61     $148
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. It is further intended that under normal circumstances, 100% of the Fund's investments will be invested in such securities.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Treasury Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Treasury Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Treasury Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Treasury Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Investment in Other Investment Companies Risk -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The Fund minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Performance Information
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SL Agency Shares of the Fund commenced operation on February 4, 2009 and do not have a full calendar year of operation. As a result, the performance shown is that of Institutional Shares of the Fund, which are offered by a separate prospectus. Institutional Shares and SL Agency Shares of the Fund should have returns that are substantially similar because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

The bar chart and table in this section provide some indication of the risks of investing in Institutional Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Institutional Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Institutional Shares of the Fund to that of the Money Fund Report ("MFR") Treasury and Repo Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: TREASURY - INSTITUTIONAL SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                     [CHART]

2005    2006    2007    2008    2009
----    ----    ----    ----    ----
3.20%   5.04%   4.95%   1.61%   0.08%


During the periods shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.01% (quarter ended December 31, 2009). The year-to-date return as of March 31, 2010 was 0.02%.

                                                                          SINCE
                                                                        INCEPTION
 AS OF 12/31/09                                                       (SEPTEMBER 1,
 AVERAGE ANNUAL TOTAL RETURNS                          1 YEAR 5 YEARS     2004)
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BlackRock Cash Funds: Treasury--Institutional Shares    0.08%  2.96%      2.89%
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MFR Treasury and Repo Institutional Average             0.05%  2.66%      2.58%/(1)/
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(1)The MFR Treasury and Repo Institutional Average is calculated from August 31, 2004.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
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Treasury Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
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Currently, the only eligible investors for SL Agency Shares of the Fund are investment companies for which (i) BFA, BTC, or an affiliate provides investment advisory or administrative services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of the Fund. Please contact BTC or State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), for more information.

You may purchase or sell shares without paying a sales charge. Your order to buy or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time, on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
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The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
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If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the Funds

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Details About the Funds' Investment Strategies
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Each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury (each, a "Fund" and collectively, the "Funds") is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (each, a "Master Portfolio") of MIP, a mutual fund that has an investment objective and strategies substantially identical to those of the Fund. BlackRock Cash Funds:
Institutional invests all of its assets in Money Market Master Portfolio. BlackRock Cash Funds: Prime invests all of its assets in Prime Master Portfolio. BlackRock Cash Funds: Government invests all of its assets in Government Master Portfolio. BlackRock Cash Funds: Treasury invests all of its assets in Treasury Master Portfolio. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A description of the relationship of the Funds to their respective Master Portfolios appears below under the heading "Account Information -- Master/Feeder Mutual Fund Structure."

BLACKROCK CASH FUNDS: INSTITUTIONAL AND BLACKROCK CASH FUNDS: PRIME
BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime reserves the right to invest 25% or more of its total assets in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BLACKROCK CASH FUNDS: GOVERNMENT
BlackRock Cash Funds: Government seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

BLACKROCK CASH FUNDS: TREASURY
BlackRock Cash Funds: Treasury seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. The Fund currently has an operating policy to invest 100% of its net assets in such securities. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

A Further Discussion of Principal Risks
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Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. An investment in the Funds is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although each Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Funds. The following is a description of certain risks of investing in the Funds.

Concentration Risk (BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime) -- Each of BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime may concentrate its investments in the U.S. banking industry, which means that its performance will be closely tied to the performance of a particular market segment. Each Fund's concentration in these companies may present more risks than if it was broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on a Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Income Risk -- Each Fund's yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

Investment in Other Investment Companies Risk (BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury) -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

U.S. Government Obligations Risk -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (E.G., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (E.G., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

FOR A DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUNDS' MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

Account Information

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Shareholder Information
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WHO IS ELIGIBLE TO INVEST?
Currently, the only eligible investors for SL Agency Shares of the Funds are investment companies for which (i) BFA, BTC, or an affiliate provides investment advisory or administrative services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in the Funds. Please contact BTC or the Transfer Agent for more information.

The Funds offer additional share classes with different expenses and expected returns, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

In order to invest, a completed account application form must be submitted to, and processed by, BTC or the Transfer Agent and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

HOW TO BUY SHARES
You may purchase Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios' portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds are also closed on Good Friday. BlackRock Cash
Funds: Institutional and BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern time) on such Business Day. BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES
You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by the Transfer Agent or BTC, as intermediary, pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. Each Fund reserves the right to redeem your shares automatically and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may redeem your shares automatically to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Calculating the Funds' Share Price
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Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions
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Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Short-Term Trading Policy
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Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Boards of Trustees of the Trust and MIP have evaluated the risks of market timing activities by the Funds' shareholders and have determined that due to (i) each Fund's policy of seeking to maintain the Fund's NAV per share at $1.00 each day, (ii) the nature of each Fund's portfolio holdings and (iii) the nature of each Fund's shareholders, it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Boards of Trustees of the Trust and MIP has not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Taxes
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The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the Funds' SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

             DISTRIBUTION TYPE        TAX STATUS
             -----------------------------------------------------
             Income.................. Ordinary income/(1)/
             Short-term capital gain. Ordinary income
             Long-term capital gain.. Long-term capital gain/(2)/

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/(1)/Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.
/(2)/Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds' shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the U.S. Internal Revenue Service ("IRS") that you are subject to back-up withholding.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR INDIVIDUAL RETIREMENT ACCOUNT, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

Master/Feeder Mutual Fund Structure
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The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

FEEDER FUND EXPENSES
Feeder funds, including the Funds, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS
Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Trust's Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Funds

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Investment Adviser
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Each Fund is a "feeder" fund that invests all of its assets in a Master Portfolio that has an investment objective, strategies and policies substantially identical to those of the Fund. BFA, a registered investment adviser, serves as investment adviser to the Master Portfolios. BFA manages the investment of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive a management fee at the annual rate of 0.10% of the Master Portfolio's average daily net assets. BFA has contractually agreed to waive 0.03% of its management fee through the close of business on November 30, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates may deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreements with BFA is available in the Funds' annual report for the year ended December 31, 2009.

Administrative Services
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BTC provides the following services, among others, as the Funds' administrator:

   .  Supervises the Funds' administrative operations;

   . Provides or causes to be provided management reporting and treasury administration services;

   .  Financial reporting;

   .  Legal, blue sky and tax services; and

   .  Preparation of proxy statements and shareholder reports.

BTC is entitled to receive fees for these services at the annual rate of 0.02% of the average daily net assets of SL Agency Shares of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the Funds or the Trust as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

Conflicts of Interest
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The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") for convenience the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity" in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more of the Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services.

One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or an Entity having positions that are adverse to those of the Funds. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or an Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds' investment activities, therefore, may differ from those of an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or Entities in connection with the Funds' portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of Fund Investments
--------------------------------------------------------------------------------

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The amortized cost method is used in calculating the Master Portfolio's net asset value, meaning that the calculation is based on a valuation of the assets held by a Master Portfolio at cost, with an adjustment for any discount or premium on a security at the time of purchase. The Funds' SAI includes more information about the methods for valuing the Master Portfolios' investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Certain Fund Policies
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING REQUIREMENTS
The Funds are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Financial Highlights

--------------------------------------------------------------------------------


The financial highlights tables are intended to help investors understand the financial performance of SL Agency Shares of each Fund for the period of the Fund's operations. Certain information reflects financial results for a single SL Agency Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in SL Agency Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 5:30 p.m. Eastern Time.

BLACKROCK CASH FUNDS: INSTITUTIONAL

                                                    SL AGENCY SHARES
                                                  --------------------
                                                           PERIOD FROM
                                                   FEBRUARY 4, 2009/1/
                                                  TO DECEMBER 31, 2009
         -------------------------------------------------------------
         PER SHARE OPERATING PERFORMANCE
         -------------------------------------------------------------
         Net asset value, beginning of period         $      1.00
         -------------------------------------------------------------
         Net investment income                             0.0035
         -------------------------------------------------------------
         Net realized gain                                 0.0000/2/
         -------------------------------------------------------------
         Net increase from investment operations           0.0035
         -------------------------------------------------------------
         Dividends and distributions from:
           Net investment income                          (0.0035)
           Net realized gain                              (0.0000)/2/
         -------------------------------------------------------------
         Total dividends and distributions                (0.0035)
         -------------------------------------------------------------
         Net asset value, end of period               $      1.00
         -------------------------------------------------------------
         TOTAL INVESTMENT RETURN
         -------------------------------------------------------------
         Based on net asset value                            0.36%/3/
         -------------------------------------------------------------
         RATIOS TO AVERAGE NET ASSETS/4,5/
         -------------------------------------------------------------
         Total expenses                                      0.12%
         -------------------------------------------------------------
         Total expenses after expense reductions             0.09%
         -------------------------------------------------------------
         Net investment income                               0.38%
         -------------------------------------------------------------
         SUPPLEMENTAL DATA
         -------------------------------------------------------------
         Net assets, end of period (000)              $18,832,492
         -------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Less than $0.00005 or $(0.00005) per share.
/3/ Aggregate total investment return.
/4/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/5/ Annualized.

--------------------------------------------------------------------------------


BLACKROCK CASH FUNDS: PRIME

                                                    SL AGENCY SHARES
                                                  --------------------
                                                           PERIOD FROM
                                                   FEBRUARY 4, 2009/1/
                                                  TO DECEMBER 31, 2009
         -------------------------------------------------------------
         PER SHARE OPERATING PERFORMANCE
         -------------------------------------------------------------
         Net asset value, beginning of period          $     1.00
         -------------------------------------------------------------
         Net investment income                             0.0028
         -------------------------------------------------------------
         Net realized gain                                 0.0000/2/
         -------------------------------------------------------------
         Net increase from investment operations           0.0028
         -------------------------------------------------------------
         Dividends from net investment income             (0.0028)
         -------------------------------------------------------------
         Net asset value, end of period                $     1.00
         -------------------------------------------------------------
         TOTAL INVESTMENT RETURN
         -------------------------------------------------------------
         Based on net asset value                            0.28%/3/
         -------------------------------------------------------------
         RATIOS TO AVERAGE NET ASSETS/4,5/
         -------------------------------------------------------------
         Total expenses                                      0.14%
         -------------------------------------------------------------
         Total expenses after expense reductions             0.11%
         -------------------------------------------------------------
         Net investment income                               0.31%
         -------------------------------------------------------------
         SUPPLEMENTAL DATA
         -------------------------------------------------------------
         Net assets, end of period (000)               $5,860,881
         -------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Less than $0.00005 per share.
/3/ Aggregate total investment return.
/4/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/5/ Annualized.

--------------------------------------------------------------------------------


BLACKROCK CASH FUNDS: GOVERNMENT

                                                    SL AGENCY SHARES
                                                  --------------------
                                                           PERIOD FROM
                                                   FEBRUARY 4, 2009/1/
                                                  TO DECEMBER 31, 2009
         -------------------------------------------------------------
         PER SHARE OPERATING PERFORMANCE
         -------------------------------------------------------------
         Net asset value, beginning of period           $   1.00
         -------------------------------------------------------------
         Net investment income                            0.0009
         -------------------------------------------------------------
         Dividends from net investment income            (0.0009)
         -------------------------------------------------------------
         Net asset value, end of period                 $   1.00
         -------------------------------------------------------------
         TOTAL INVESTMENT RETURN
         -------------------------------------------------------------
         Based on net asset value                           0.09%/2/
         -------------------------------------------------------------
         RATIOS TO AVERAGE NET ASSETS/3,4/
         -------------------------------------------------------------
         Total expenses                                     0.12%
         -------------------------------------------------------------
         Total expenses after expense reductions            0.07%
         -------------------------------------------------------------
         Net investment income                              0.10%
         -------------------------------------------------------------
         SUPPLEMENTAL DATA
         -------------------------------------------------------------
         Net assets, end of period (000)                $563,288
         -------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Aggregate total investment return.
/3/ Annualized.
/4/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

Financial Highlights (concluded)
--------------------------------------------------------------------------------


BLACKROCK CASH FUNDS: TREASURY

                                                    SL AGENCY SHARES
                                                  --------------------
                                                           PERIOD FROM
                                                   FEBRUARY 4, 2009/1/
                                                  TO DECEMBER 31, 2009
         -------------------------------------------------------------
         PER SHARE OPERATING PERFORMANCE
         -------------------------------------------------------------
         Net asset value, beginning of period          $     1.00
         -------------------------------------------------------------
         Net investment income                             0.0008
         -------------------------------------------------------------
         Net realized gain                                 0.0000/2/
         -------------------------------------------------------------
         Net increase from investment operations           0.0008
         -------------------------------------------------------------
         Dividends from net investment income             (0.0008)
         -------------------------------------------------------------
         Net asset value, end of period                $     1.00
         -------------------------------------------------------------
         TOTAL INVESTMENT RETURN
         -------------------------------------------------------------
         Based on net asset value                            0.09%/3/
         -------------------------------------------------------------
         RATIOS TO AVERAGE NET ASSETS/4,5/
         -------------------------------------------------------------
         Total expenses                                      0.12%
         -------------------------------------------------------------
         Total expenses after expense reductions             0.07%
         -------------------------------------------------------------
         Net investment income                               0.08%
         -------------------------------------------------------------
         SUPPLEMENTAL DATA
         -------------------------------------------------------------
         Net assets, end of period (000)               $4,009,074
         -------------------------------------------------------------

--------
/1/ Commencement of operations.
/2/ Less than $0.00005 per share.
/3/ Aggregate total investment return.
/4/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/5/ Annualized.

Additional Information
--------------------------------------------------------------------------------

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about BlackRock Funds III is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information
A Statement of Additional Information (SAI), dated May 1, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund's annual and semi-annual reports, by calling (800) 768-2836 on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Questions
If you have any questions about the Funds, please:

 Call: 1-800-768-2836 (toll-free)
       8:30 a.m. to 5:30 p.m. (Eastern time)
       on any business day

World Wide Web
General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

Write: BlackRock Funds III
       c/o SEI Investments Distribution Co.
       One Freedom Valley Drive
       Oaks, PA 19456

Portfolio Characteristics and Holdings
A description of each Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 768-2836.

Securities and Exchange Commission
You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332


PR-CF-SLA-0510                                                         [LOGO]

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds III
 BlackRock Cash Funds

TRUST SHARES PROSPECTUS | MAY 1, 2010



[LOGO]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

        Fund                                               Ticker Symbol
        ----------------------------------------------------------------
        BlackRock Cash Funds: Institutional--Trust Shares          BGTXX
        BlackRock Cash Funds: Prime--Trust Shares                  BPEXX
        BlackRock Cash Funds: Government--Trust Shares             BVTXX
        BlackRock Cash Funds: Treasury--Trust Shares               BYTXX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents

--------------------------------------------------------------------------------





   BlackRock Cash Funds
          Fund Overview  Key facts and details about the Funds, including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
                         Key Facts About BlackRock Cash Funds: Institutional.....................  1
                         Key Facts About BlackRock Cash Funds: Prime.............................  5
                         Key Facts About BlackRock Cash Funds: Government........................  9
                         Key Facts About BlackRock Cash Funds: Treasury.......................... 13

Details About the Funds  Details About the Funds' Investment Strategies.......................... 17
                         A Further Discussion of Principal Risks................................. 18

    Account Information  Shareholder Information................................................. 20
                         Shareholder Servicing Payments.......................................... 22
                         Calculating the Funds' Share Price...................................... 23
                         Fund Distributions...................................................... 23
                         Short-Term Trading Policy............................................... 23
                         Taxes................................................................... 23
                         Master/Feeder Mutual Fund Structure..................................... 24

Management of the Funds  Investment Adviser...................................................... 26
                         Administrative Services................................................. 26
                         Conflicts of Interest................................................... 26
                         Valuation of Fund Investments........................................... 27
                         Certain Fund Policies................................................... 28

   Financial Highlights  Financial Performance of the Funds...................................... 29

                For More Information  Additional
                                      Information.... Back Cover

                     [This page intentionally left blank]

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: INSTITUTIONAL

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Institutional (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Trust Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.38%
  Administration Fees                                                                               0.38%
  Independent Expenses/(2)(3)/                                                                      0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.48%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.45%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Money Market Master Portfolio (the "Money Market Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Money Market Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Money Market Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Money Market Master Portfolio in which the Fund invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Trust Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Trust Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Trust Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $46    $148    $262     $598
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Money Market Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Money Market Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Money Market Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Money Market Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Trust Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Trust Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Trust Shares of the Fund to that of the Money Fund Report ("MFR") All Taxable Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: INSTITUTIONAL - TRUST SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                 [CHART]

                 2005    2006    2007    2008    2009
                ------  ------  ------  ------  ------
                 2.96%   4.76%   5.01%   2.51%   0.18%



During the periods shown in the bar chart, the highest return for a quarter was 1.27% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.01% (quarters ended September 30, 2009 and December 31, 2009). The year-to-date return as of March 31, 2010 was 0.01%.

                                                                     SINCE
                                                                   INCEPTION
 AS OF 12/31/09                                                    (JUNE 10,
 AVERAGE ANNUAL TOTAL RETURNS                       1 YEAR 5 YEARS   2004)
-------------------------------------------------------------------------------
BlackRock Cash Funds: Institutional--Trust Shares    0.18%  3.07%    2.89%
-------------------------------------------------------------------------------
MFR All Taxable Average                              0.38%  2.85%    2.75%/(1)/
-------------------------------------------------------------------------------

--------
/(1)/The MFR All Taxable Average is calculated from May 31, 2004.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Money Market Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $100,000, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Trust Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA"); maintain an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), or with one of the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: PRIME

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Prime (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Trust Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.38%
  Administration Fees                                                                               0.38%
  Independent Expenses/(2)(3)/                                                                      0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.48%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.45%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Prime Money Market Master Portfolio (the "Prime Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Prime Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Prime Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Prime Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Trust Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Trust Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Trust Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $46    $148    $262     $598
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Prime Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Prime Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Prime Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Prime Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Trust Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Trust Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Trust Shares of the Fund to that of the Money Fund Report ("MFR") All Taxable Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: PRIME - TRUST SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                   [CHART]

                 2005    2006    2007    2008    2009
                ------  ------  ------  ------  ------
                 2.93%   4.72%   4.98%   2.49%   0.11%


During the periods shown in the bar chart, the highest return for a quarter was 1.26% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.01% (quarters ended September 30, 2009 and December 31, 2009). The year-to-date return as of March 31, 2010 was 0.01%.

                                                                 SINCE
                                                               INCEPTION
     AS OF 12/31/09                                            (JUNE 10,
     AVERAGE ANNUAL TOTAL RETURNS               1 YEAR 5 YEARS   2004)
    -----------------------------------------------------------------------
    BlackRock Cash Funds: Prime--Trust Shares    0.11%  3.03%    2.86%
    -----------------------------------------------------------------------
    MFR All Taxable Average                      0.38%  2.85%    2.75%/(1)/
    -----------------------------------------------------------------------

--------
/(1)/The MFR All Taxable Average is calculated from May 31, 2004.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Prime Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $100,000, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Trust Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA"); maintain an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), or with one of the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: GOVERNMENT

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Government (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of current income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Trust Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.38%
  Administration Fees                                                                               0.38%
  Independent Expenses/(2)(3)/                                                                      0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.48%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.45%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Government Money Market Master Portfolio (the "Government Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Government Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Government Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Government Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Trust Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Trust Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Trust Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $46    $148    $262     $598
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Government Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Government Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Government Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Government Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Investment in Other Investment Companies Risk -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
--------------------------------------------------------------------------------

The bar chart and table in this section provide some indication of the risks of investing in Trust Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Trust Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Trust Shares of the Fund to that of the Money Fund Report ("MFR") All Government Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: GOVERNMENT - TRUST SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                  [CHART]

                 2005    2006    2007    2008    2009
                ------  ------  ------  ------  ------
                 2.94%   4.69%   4.80%   1.69%   0.08%


During the periods shown in the bar chart, the highest return for a quarter was 1.24% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.02% (quarters ended March 31, 2009, September 30, 2009, and December 31,
2009). The year-to-date return as of March 31, 2010 was 0.02%.

                                                                     SINCE
                                                                   INCEPTION
  AS OF 12/31/09                                                 (SEPTEMBER 1,
  AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR 5 YEARS     2004)
 ------------------------------------------------------------------------------
 BlackRock Cash Funds: Government--Trust Shares    0.08%  2.82%      2.75%
 ------------------------------------------------------------------------------
 MFR All Government Average                        0.36%  2.91%      2.82%/(1)/
 ------------------------------------------------------------------------------

--------
/(1)/The MFR All Government Average is calculated from August 31, 2004.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
--------------------------------------------------------------------------------

Government Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
--------------------------------------------------------------------------------

The Fund's minimum initial investment is $100,000, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Trust Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA"); maintain an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), or with one of the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
--------------------------------------------------------------------------------

The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: TREASURY

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Treasury (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of current income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Trust Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            None
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.38%
  Administration Fees                                                                               0.38%
  Independent Expenses/(2)(3)/                                                                      0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.48%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.45%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisers), the investment adviser to Treasury Money Market Master Portfolio (the "Treasury Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Treasury Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Treasury Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Treasury Master Portfolio in which it invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Trust Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Trust Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Trust Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $46    $148    $262     $598
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. It is further intended that under normal circumstances, 100% of the Fund's investments will be invested in such securities.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Treasury Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Treasury Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Treasury Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Treasury Master Portfolio.

Principal Risks of Investing in the Fund
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Investment in Other Investment Companies Risk -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The Fund minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Performance Information
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The bar chart and table in this section provide some indication of the risks of investing in Trust Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of Trust Shares of the Fund for each complete calendar year since the Fund's inception. The average annual total return table compares the average annual total return of Trust Shares of the Fund to that of the Money Fund Report ("MFR") Treasury and Repo Retail Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

BLACKROCK CASH FUNDS: TREASURY - TRUST SHARES

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                   [CHART]

                 2005    2006    2007    2008    2009
                ------  ------  ------  ------  ------
                 2.86%   4.70%   4.61%   1.45%   0.08%


During the periods shown in the bar chart, the highest return for a quarter was 1.25% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.01% (quarter ended December 31, 2009). The year-to-date return as of
March 31, 2010 was 0.02%.

                                                                    SINCE
                                                                  INCEPTION
   AS OF 12/31/09                                               (SEPTEMBER 1,
   AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR 5 YEARS     2004)
  ----------------------------------------------------------------------------
  BlackRock Cash Funds: Treasury--Trust Shares    0.08%  2.72%      2.64%
  ----------------------------------------------------------------------------
  MFR Treasury and Repo Retail Average            0.02%  2.37%      2.28%/(1)/
  ----------------------------------------------------------------------------

--------
/(1)/The MFR Treasury and Repo Retail Average is calculated from August 31,
    2004.

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
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Treasury Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
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The Fund's minimum initial investment is $100,000, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

To be eligible to purchase Trust Shares of the Fund, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA"); maintain an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"), or with one of the Fund's shareholder servicing agent (the "Shareholder Servicing Agent"). Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
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The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the Funds

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Details About the Funds' Investment Strategies
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Each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury (each, a "Fund" and collectively, the "Funds") is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (each, a "Master Portfolio") of MIP, a mutual fund that has an investment objective and strategies substantially identical to those of the Fund. BlackRock Cash Funds:
Institutional invests all of its assets in Money Market Master Portfolio. BlackRock Cash Funds: Prime invests all of its assets in Prime Master Portfolio. BlackRock Cash Funds: Government invests all of its assets in Government Master Portfolio. BlackRock Cash Funds: Treasury invests all of its assets in Treasury Master Portfolio. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A description of the relationship of the Funds to their respective Master Portfolios appears below under the heading "Account Information -- Master/Feeder Mutual Fund Structure."

BLACKROCK CASH FUNDS: INSTITUTIONAL AND BLACKROCK CASH FUNDS: PRIME
BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime reserves the right to invest 25% or more of its total assets in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BLACKROCK CASH FUNDS: GOVERNMENT
BlackRock Cash Funds: Government seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

BLACKROCK CASH FUNDS: TREASURY
BlackRock Cash Funds: Treasury seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund. The Fund currently has an operating policy to invest 100% of its net assets in such securities. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

A Further Discussion of Principal Risks
--------------------------------------------------------------------------------

Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. An investment in the Funds is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although each Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Funds. The following is a description of certain risks of investing in the Funds.

Concentration Risk (BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime) -- Each of BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime may concentrate its investments in the U.S. banking industry, which means that its performance will be closely tied to the performance of a particular market segment. Each Fund's concentration in these companies may present more risks than if it was broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on a Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Income Risk -- Each Fund's yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

Investment in Other Investment Companies Risk (BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury) -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

U.S. Government Obligations Risk -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

FOR A DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

Account Information

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Shareholder Information
--------------------------------------------------------------------------------

WHO IS ELIGIBLE TO INVEST?
To be eligible to purchase Trust Shares, you must:

..  Invest through an employer-sponsored or individual retirement savings plan;

.. Invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA");

..  Maintain an account with the Transfer Agent, or with one of the Funds'
   Shareholder Servicing Agents; or

..  Initially invest a minimum of $100,000 directly through the Transfer Agent.

The minimum initial investment amount for Trust Shares of each Fund is $100,000; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

The Funds offer additional share classes with different expenses and expected returns, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or the Transfer Agent and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Trust Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES

.. Plan Participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to the Transfer Agent and may impose an earlier deadline than the Funds, as described below.

.. Tax-deferred Investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to the Transfer Agent and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

..  Qualified Buyer. Invest through an account set up with your Shareholder
   Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to the Transfer Agent and may impose an earlier deadline than the Funds, as described below.

.. Direct Buyer. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may purchase Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios' portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds are also closed on Good Friday. BlackRock Cash
Funds: Institutional and BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern time) on such Business Day. BlackRock Cash Funds:

Government and BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES

.. PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to the Transfer Agent.

..  QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder
   Servicing Agent is responsible for properly transmitting your sale order to the Transfer Agent.

.. DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. Each Fund reserves the right to redeem your shares automatically and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may redeem your shares automatically to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS
A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.

.. To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time). The Transfer Agent will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither the Transfer Agent nor the Funds may be held liable for acting on telephone instructions that the Transfer Agent reasonably believes to be valid. For redemptions, the Transfer Agent will wire proceeds directly to your designated bank account./(1)/

.. To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

                                                (footnotes appear on next page)

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company
ABA # 011000028
Attn: Transfer Agent
Account # DDA 00330860
For Further Credit to: BlackRock Funds III
Shareholder Account Name:
Shareholder Account Number:
Fund Share Class Numbers:
  1124 (BlackRock Cash Funds: Institutional -- Trust Shares)
  1194 (BlackRock Cash Funds: Prime -- Trust Shares)
  1094 (BlackRock Cash Funds: Government -- Trust Shares)
  1104 (BlackRock Cash Funds: Treasury -- Trust Shares)

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

.. To invest or redeem shares online, please contact the Transfer Agent for information on how to access online trading features.

.. A direct buyer can ask the Transfer Agent to wire proceeds directly to its designated bank account./(2)/

..  When a direct buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds for up to ten days to ensure that purchase checks have cleared.
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/(1)/The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.
/(2)/To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

Shareholder Servicing Payments
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The Funds have adopted a shareholder servicing plan (the "Plan") that allows each Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, The PNC Financial Services Group, Inc. ("PNC"), Merrill Lynch & Co, Inc. ("Merrill Lynch"), Bank of America Corporation ("BAC"), Barclays Bank PLC and their respective affiliates) (each, a "Financial Intermediary") for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund's shares. Because the fees paid by a Fund under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in the Funds and may cost you more than paying other types of sales charges.

In addition to, rather than in lieu of, shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays to the Transfer Agent, BFA, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BFA or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BFA or its affiliates may compensate affiliated and unaffiliated Financial Intermediaries for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BFA, and its affiliates may be substantial. Payments by BFA may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BFA or its affiliates. For more information, see the Funds' SAI.

Calculating the Funds' Share Price
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Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions
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Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Short-Term Trading Policy
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Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Boards of Trustees of the Trust and MIP have evaluated the risks of market timing activities by the Funds' shareholders and have determined that due to (i) each Fund's policy of seeking to maintain the Fund's NAV per share at $1.00 each day, (ii) the nature of each Fund's portfolio holdings and (iii) the nature of each Fund's shareholders, it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Boards of Trustees of the Trust and MIP has not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Taxes
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The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the Funds' SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

             DISTRIBUTION TYPE        TAX STATUS
             -----------------------------------------------------
             Income.................. Ordinary income/(1)/
             Short-term capital gain. Ordinary income
             Long-term capital gain.. Long-term capital gain/(2)/

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/(1)/Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.
/(2)/Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds' shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the U.S. Internal Revenue Service ("IRS") that you are subject to back-up withholding.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

Master/Feeder Mutual Fund Structure
--------------------------------------------------------------------------------

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses
--------------------------------------------------------------------------------

Feeder funds, including the Funds, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights
--------------------------------------------------------------------------------

Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Trust's Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Funds

--------------------------------------------------------------------------------

Investment Adviser
--------------------------------------------------------------------------------

Each Fund is a "feeder" fund that invests all of its assets in a Master Portfolio that has an investment objective, strategies and policies substantially identical to those of the Fund. BFA, a registered investment adviser, serves as investment adviser to the Master Portfolios. BFA manages the investment of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive a management fee at the annual rate of 0.10% of the Master Portfolio's average daily net assets. BFA has contractually agreed to waive 0.03% of its management fee through the close of business on November 30, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates may deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreements with BFA is available in the Funds' annual report for the year ended December 31, 2009.

Administrative Services
--------------------------------------------------------------------------------

BTC provides the following services, among others, as the Funds' administrator:

   .  Supervises the Funds' administrative operations;

   . Provides or causes to be provided management reporting and treasury administration services;

   .  Financial reporting;

   .  Legal, blue sky and tax services;

   .  Preparation of proxy statements and shareholder reports; and

   . Engaging and supervising the Shareholder Servicing Agent on behalf of the Funds.

BTC is entitled to receive fees for these services at the annual rate of 0.38% of the average daily net assets of Trust Shares of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the Funds or the Trust as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

Conflicts of Interest
--------------------------------------------------------------------------------

The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience, the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or an Entity having positions that are adverse to those of the Funds. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or an Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds' investment activities, therefore, may differ from those of an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or Entities in connection with the Funds' portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of Fund Investments
--------------------------------------------------------------------------------

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The amortized cost method is used in calculating the Master Portfolio's net asset value, meaning that the calculation is based on a valuation of the assets held by a Master Portfolio at cost, with an adjustment for any discount or premium on a security at the time of purchase. The Funds' SAI includes more information about the methods for valuing the Master Portfolios' investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Certain Fund Policies
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING REQUIREMENTS
The Funds are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights tables are intended to help investors understand the financial performance of Trust Shares of each Fund for the past five years. Certain information reflects financial results for a single Trust Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Trust Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Funds' combined annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day.

BLACKROCK CASH FUNDS: INSTITUTIONAL

                                                                TRUST SHARES
                                         -----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------
                                             2009         2008        2007        2006       2005
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00     $   1.00     $   1.00    $   1.00    $   1.00
----------------------------------------------------------------------------------------------------
Net investment income                      0.0018       0.0200       0.0500      0.0500      0.0300
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                   0.0000/1/   (0.0000)/1/   0.0000/1/   0.0000/1/        -
----------------------------------------------------------------------------------------------------
Net increase from investment operations    0.0018       0.0200       0.0500      0.0500      0.0300
----------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                   (0.0018)     (0.0200)     (0.0500)    (0.0500)    (0.0300)
  Net realized gain                       (0.0000)/1/        -            -           -           -
----------------------------------------------------------------------------------------------------
Total dividends and distributions         (0.0018)     (0.0200)     (0.0500)    (0.0500)    (0.0300)
----------------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00     $   1.00     $   1.00    $   1.00    $   1.00
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
----------------------------------------------------------------------------------------------------
Based on net asset value                     0.18%        2.51%        5.01%       4.76%       2.96%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
----------------------------------------------------------------------------------------------------
Total expenses                               0.48%        0.49%        0.48%       0.47%       0.45%
----------------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.40%        0.46%        0.43%       0.43%       0.38%
----------------------------------------------------------------------------------------------------
Net investment income                        0.22%        2.50%        4.93%       4.95%       2.92%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of year (000)            $ 19,713     $ 76,334     $ 85,774    $197,480    $    103
----------------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 or $(0.00005) per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

BLACKROCK CASH FUNDS: PRIME

                                                                 TRUST SHARES
                                         ------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------
                                            2009         2008        2007        2006        2005
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00    $   1.00     $   1.00    $   1.00    $   1.00
-----------------------------------------------------------------------------------------------------
Net investment income                      0.0011      0.0200       0.0500      0.0500      0.0289
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                   0.0000/1/  (0.0000)/1/   0.0000/1/   0.0000/1/   0.0000/1/
-----------------------------------------------------------------------------------------------------
Net increase from investment operations    0.0011      0.0200       0.0500      0.0500      0.0289
-----------------------------------------------------------------------------------------------------
Dividends from net investment income      (0.0011)    (0.0200)     (0.0500)    (0.0500)    (0.0289)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00    $   1.00     $   1.00    $   1.00    $   1.00
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
-----------------------------------------------------------------------------------------------------
Based on net asset value                     0.11%       2.49%        4.98%       4.72%       2.93%
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
-----------------------------------------------------------------------------------------------------
Total expenses                               0.51%       0.52%        0.48%       0.47%       0.45%
-----------------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.36%       0.48%        0.45%       0.45%       0.41%
-----------------------------------------------------------------------------------------------------
Net investment income                        0.09%       1.34%        4.89%       4.63%       2.89%
-----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000)            $ 96,349    $  3,370     $     50    $    108    $    103
-----------------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 or $(0.00005) per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

--------------------------------------------------------------------------------

BLACKROCK CASH FUNDS: GOVERNMENT

                                                           TRUST SHARES
                                         -------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------
                                           2009      2008      2007      2006      2005
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------------------
Net investment income                      0.0008    0.0200    0.0500    0.0459    0.0300
------------------------------------------------------------------------------------------
Dividends from net investment income      (0.0008)  (0.0200)  (0.0500)  (0.0459)  (0.0300)
------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
------------------------------------------------------------------------------------------
Based on net asset value                     0.08%     1.69%     4.80%     4.69%     2.94%
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/1/
------------------------------------------------------------------------------------------
Total expenses                               0.48%     0.47%     0.51%     0.49%     0.45%
------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.09%     0.07%     0.45%     0.45%     0.36%
------------------------------------------------------------------------------------------
Net investment income                        0.08%     0.16%     4.78%     4.60%     2.91%
------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of year (000)            $ 13,462  $ 12,380  $     50  $    108  $    103
------------------------------------------------------------------------------------------

--------
/1/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

Financial Highlights (concluded)
--------------------------------------------------------------------------------

BLACKROCK CASH FUNDS: TREASURY

                                                            TRUST SHARES
                                         ---------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                            2009       2008      2007      2006      2005
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------
Net investment income                      0.0007      0.0100    0.0500    0.0500    0.0300
--------------------------------------------------------------------------------------------
Net realized gain                          0.0000/1/        -         -         -         -
--------------------------------------------------------------------------------------------
Net increase from investment operations    0.0007      0.0100    0.0500    0.0500    0.0300
--------------------------------------------------------------------------------------------
Dividends from net investment income      (0.0007)    (0.0100)  (0.0500)  (0.0500)  (0.0300)
--------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
--------------------------------------------------------------------------------------------
Based on net asset value                     0.08%       1.45%     4.61%     4.70%     2.86%
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
--------------------------------------------------------------------------------------------
Total expenses                               0.47%       0.47%     0.51%     0.52%     0.45%
--------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.08%       0.01%     0.36%     0.33%     0.33%
--------------------------------------------------------------------------------------------
Net investment income                        0.08%       0.05%     4.65%     4.60%     2.83%
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of year (000)            $ 55,618    $ 94,654  $     50  $    108  $    103
--------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

Additional Information
--------------------------------------------------------------------------------

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about BlackRock Funds III is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information
A Statement of Additional Information (SAI), dated May 1, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund's annual and semi-annual reports, by calling (800) 768-2836 on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Questions
If you have any questions about the Funds, please:

 Call: 1-800-768-2836 (toll-free)
       8:30 a.m. to 5:30 p.m. (Eastern time)
       on any business day

World Wide Web
General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

Write: BlackRock Funds III
       c/o SEI Investments Distribution Co.
       One Freedom Valley Drive
       Oaks, PA 19456

Portfolio Characteristics and Holdings
A description of each Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 768-2836.

Securities and Exchange Commission
You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332


PR-CF-TRU-0510                                                         [LOGO]

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds III
 BlackRock Cash Funds

PROSPECTUS | MAY 1, 2010



[LOGO]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

    Fund                                                      Ticker Symbol
    -----------------------------------------------------------------------
    BlackRock Cash Funds: Institutional--Aon Captives Shares          AOCXX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents

--------------------------------------------------------------------------------

  BlackRock Cash Funds
         Fund Overview  Key facts and details about the Fund, including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
                        Investment Objective...................................................  1
                        Principal Investment Strategies of the Fund............................  1
                        Principal Risks of Investing in the Fund...............................  2
                        Performance Information................................................  2
                        Investment Adviser.....................................................  3
                        Purchase and Sale of Shares............................................  3
                        Tax Information........................................................  3

Details About the Fund  A Further Discussion of Principal Risks................................  5

   Account Information  Shareholder Information................................................  7
                        Shareholder Servicing Payments.........................................  8
                        Calculating the Fund's Share Price.....................................  9
                        Fund Distributions.....................................................  9
                        Short-Term Trading Policy..............................................  9
                        Taxes.................................................................. 10
                        Master/Feeder Mutual Fund Structure.................................... 10

Management of the Fund  Investment Adviser..................................................... 12
                        Administrative Services................................................ 12
                        Conflicts of Interest.................................................. 12
                        Valuation of Fund Investments.......................................... 13
                        Certain Fund Policies.................................................. 14

  Financial Highlights  Financial Performance of the Fund...................................... 15

            For More Information  Additional Information. Back Cover

                     [This page intentionally left blank]

Fund Overview

--------------------------------------------------------------------------------

KEY FACTS ABOUT BLACKROCK CASH FUNDS: INSTITUTIONAL

Investment Objective
--------------------------------------------------------------------------------

The investment objective for BlackRock Cash Funds: Institutional (the "Fund"), a series of BlackRock Funds III (the "Trust"), is to seek a high level of income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Aon Captives Shares of the Fund.

 ANNUAL CLASS OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                                 0.10%
----------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            0.10%
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.05%
  Administration Fees                                                                              0.05%
  Independent Expenses/(2)(3)/                                                                     0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(4)/                                                          0.25%
----------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                                  (0.03)%
----------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense Reimbursements/(1)(3)(4)/    0.22%
----------------------------------------------------------------------------------------------------------

--------
/(1)/BlackRock Fund Advisors ("BFA") (formerly, Barclays Global Fund Advisors), the investment adviser to Money Market Master Portfolio (the "Money Market Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive a portion of its management fee through the close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%. The contractual waiver may not be terminated prior to November 30, 2011 without the consent of the Board of Trustees of MIP.
/(2)/Independent Expenses have been restated to reflect current fees. /(3)/"Independent Expenses" consist of the Fund's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Money Market Master Portfolio. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund and Money Market Master Portfolio, as applicable, for Independent Expenses through the close of business on November 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to November 30, 2011 without the consent of the Boards of Trustees of the Trust and MIP.
/(4)/Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of both the Fund and Money Market Master Portfolio in which the Fund invests.

EXAMPLE:
This Example is intended to help you compare the cost of investing in Aon Captives Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Aon Captives Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Aon Captives Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $23     $74    $134     $312
                      -----------------------------------

Principal Investment Strategies of the Fund
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

The Fund is a "feeder" fund that invests all of its investable assets in the Money Market Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Money Market Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Money Market Master Portfolio. For simplicity, the prospectus ("Prospectus") uses the name of the Fund or the term "Fund" (as applicable) to include Money Market Master Portfolio.

Principal Risks of Investing in the Fund
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Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. ("BlackRock") or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

..  Concentration Risk -- The Fund may concentrate its investments in the U.S.
   banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

.. Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

.. Income Risk -- Income risk is the risk that the Fund's yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

.. Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

.. Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. U.S. Government Obligations Risk -- Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information
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The bar chart and table in this section provide some indication of the risks of investing in Aon Captives Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the return of Aon Captives Shares of the Fund for each of the last ten calendar years. The average annual total return table compares the average annual total return of Aon Captives Shares of the Fund to that of the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet. How the Fund performed in the past is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

                                    [CHART]

2000    2001    2002    2003    2004    2005    2006    2007   2008    2009
----    ----    ----    ----    ----    ----    ----    ----   ----    ----
6.46%   4.12%   1.70%   1.04%   1.29%   3.19%   5.00%   5.26%  2.74%   0.33%


During the periods shown in the bar chart, the highest return for a quarter was 1.66% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.02% (quarter ended December 31, 2009). The year-to-date return as of
March 31, 2010 was 0.01%.

 AS OF 12/31/09
 AVERAGE ANNUAL TOTAL RETURNS                                1 YEAR 5 YEARS 10 YEARS
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BlackRock Cash Funds: Institutional -- Aon Captives Shares   0.33%   3.29%   3.09%
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MFR First Tier Institutional Average                         0.34%   3.13%   2.90%
------------------------------------------------------------------------------------

The Fund's 7-day yield, also called the current yield, annualizes the amount of income the Fund generates over a 7-day period by projecting the amount for an entire year. To obtain the Fund's current 7-day yield, call 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day or visit www.blackrock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

Investment Adviser
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Money Market Master Portfolio's investment adviser is BFA.

Purchase and Sale of Shares
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The Fund's minimum initial investment is $500,000, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-888-204-3956, or by mail to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642.

You may purchase or sell shares without paying a sales charge. Your order to purchase or sell shares must be received in proper form, as determined by State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent") or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any day the Fund is open (a "Business Day") (or, if the Fund closes early, by such closing time) to purchase or sell shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

Tax Information
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The Fund's dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries
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If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and SEI Investments Distribution Co. ("SEI" or the "Distributor"), the Fund's distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the Fund

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The Fund is a "feeder" fund that invests all of its assets in a separate "master" portfolio (the "Master Portfolio") of MIP, a mutual fund that has an investment objective and strategies substantially identical to those of the Fund. All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A description of the relationship of the Fund to the Master Portfolio appears below under the heading "Account Information -- Master/Feeder Mutual Fund Structure."

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

A Further Discussion of Principal Risks
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Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund's value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund. The following is a description of certain risks of investing in the Fund.

Concentration Risk -- The Fund may concentrate its investments in the U.S. banking industry which would subject it to the risks generally associated with investments in the U.S. banking industry (i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry).

Credit Risk -- Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Income Risk -- The Fund's yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk -- Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

U.S. Government Obligations Risk -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

FOR A DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE MASTER PORTFOLIO'S PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUND'S INVESTMENTS AND RISKS, PLEASE REFER TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ("SAI").

Account Information

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Shareholder Information
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WHO IS ELIGIBLE TO INVEST?

Aon Captives Shares are sold primarily to captive insurance companies administered by Aon Captive Managers, the captive management and risk finance consulting arm of Aon.

The minimum initial investment amount for the Shares of the Fund is $500,000; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or the Transfer Agent for more information.

The Fund offers additional share classes with different expenses and expected returns, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll free) for additional information.

In order to invest, a completed account application form must be submitted to and processed by the Transfer Agent and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

HOW TO BUY SHARES

You may purchase Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Fund is generally open Monday through Friday and is closed on weekends and generally closed on all other days that the primary markets for the Master Portfolio's portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Fund is also closed on Good Friday. The Fund does not intend to (but reserves the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern time) on such Business Day.

The Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Fund may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by the Transfer Agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Fund generally remits the proceeds from a sale the same Business Day after receiving a properly executed order to sell. The Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of the Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. The Fund reserves the right to redeem your shares automatically and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, the Fund may redeem your shares automatically to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.

In addition, the Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

SPECIAL INSTRUCTIONS FOR EXISTING SHAREHOLDERS
An existing shareholder who has established an account with the Fund can add to or redeem from that account by phone or through the mail.

.. To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time). The Transfer Agent will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither the Transfer Agent nor the Fund may be held liable for acting on telephone instructions that the Transfer Agent reasonably believes to be valid. For redemptions, the Transfer Agent will wire proceeds directly to your designated bank account./(1)/

..  To invest by mail, make your check payable to the Fund and mail it to State
   Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

  State Street Bank and Trust Company
  ABA # 011000028
  Attn: Transfer Agent
  Account # DDA 00330860
  For Further Credit to: BlackRock Funds III
  Shareholder Account Name:

  Shareholder Account Number:
  Fund Share Class Number:
  1126 (BlackRock Cash Funds: Institutional -- Aon Captives Shares)

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include the Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

.. To invest or redeem shares online, please contact the Transfer Agent for information on how to access online trading features.

.. An existing shareholder can ask the Transfer Agent to wire proceeds directly to its designated bank account./(2)/

..  When an existing shareholder purchases Fund shares and then quickly sells
   (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds for up to ten days to ensure that purchase checks have cleared.
--------
/(1)/The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.
/(2)/To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Transfer Agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

Shareholder Servicing Payments
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The Fund has adopted a shareholder servicing plan (the "Plan") that allows the Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc. ("PNC"), Merrill Lynch & Co, Inc. ("Merrill Lynch"), Bank of America Corporation ("BAC"), Barclays Bank PLC and their respective affiliates) (each, a "Financial Intermediary") for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund's shares. Because the fees paid by the Fund under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to, rather than in lieu of, shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to the Plan and fees the Fund pays to the Transfer Agent, BFA, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BFA or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BFA or its affiliates may compensate affiliated and unaffiliated Financial Intermediaries for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BFA, and its affiliates may be substantial. Payments by BFA may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BFA or its affiliates. For more information, see the Fund's SAI.

Calculating the Fund's Share Price
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The Fund's share price (also known as the Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The Fund's NAV is calculated at 5:00 p.m. Eastern time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of the Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Fund's SAI includes a description of the methods for valuing the Master Portfolio's investments.

The Fund seeks to maintain a constant NAV of $1.00 per share, although it can offer no assurance that it will be able to do so.

Fund Distributions
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The Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of the Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

The Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, the Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, the Fund remits all distributions accrued with the sale proceeds.

Short-Term Trading Policy
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Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Boards of Trustees of the Trust and MIP have evaluated the risks of market timing activities by the Fund's shareholders and have determined that due to (i) the Fund's policy of seeking to maintain the Fund's NAV per share at $1.00 each day, (ii) the nature of the Fund's portfolio holdings and (iii) the nature of the Fund's shareholders, it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Boards of Trustees of the Trust and MIP have not adopted policies and procedures to deter short-term trading in the Fund. There can be no assurances, however, that the Fund may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Taxes
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The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the Fund's SAI for additional U.S. federal income tax information.

Distributions from the Fund's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Fund generally are taxable as follows:

             DISTRIBUTION TYPE        TAX STATUS
             -----------------------------------------------------
             Income.................. Ordinary income/(1)/
             Short-term capital gain. Ordinary income
             Long-term capital gain.. Long-term capital gain/(2)/

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/(1)/Distributions from the Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since the Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of the Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.
/(2)/Normally, the Fund does not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Fund is able to maintain a constant NAV of $1.00 per share, sales of the Fund's shares generally will not result in taxable gain or loss. After the end of each year, the Fund will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Fund if you fail to provide the Fund with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the U.S. Internal Revenue Service ("IRS") that you are subject to back-up withholding.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR INDIVIDUAL RETIREMENT ACCOUNT, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

Master/Feeder Mutual Fund Structure
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The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in the Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and, therefore, the Fund.

FEEDER FUND EXPENSES
Feeder funds, including the Fund, bear the master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS
Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Trust's Board of Trustees decides to withdraw the Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Fund

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Investment Adviser
--------------------------------------------------------------------------------

The Fund is a "feeder" fund that invests all of its assets in the Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. BFA, a registered investment adviser, serves as investment adviser to the Master Portfolio. BFA manages the investment of the Master Portfolio's assets and provides the Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to the Master Portfolio, BFA is entitled to receive a management fee at the annual rate of 0.10% of the Master Portfolio's average daily net assets. BFA has contractually agreed to waive 0.03% of its management fee through the close of business on November 30, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates may deal, trade and invest for their own accounts in the types of securities in which the Master Portfolio invests.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreement with BFA is available in the Fund's annual report for the year ended December 31, 2009.

Administrative Services
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BTC provides the following services, among others, as the Fund's administrator:

   .  Supervises the Fund's administrative operations;

   . Provides or causes to be provided management reporting and treasury administration services;

   .  Financial reporting;

   .  Legal, blue sky and tax services;

   .  Preparation of proxy statements and shareholder reports; and

   . Engaging and supervising the Shareholder Servicing Agent on behalf of the Fund.

BTC is entitled to receive a fee for these services at the annual rate of 0.05% of the average daily net assets of the Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Fund, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the Fund or the Trust as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

Conflicts of Interest
--------------------------------------------------------------------------------

The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience, the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Fund. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate or an Entity may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate or an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates or Entities in connection with the Fund's portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Valuation of Fund Investments
--------------------------------------------------------------------------------

The Fund's share price (also known as the Fund's NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of the Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The amortized cost method is used in calculating the Master Portfolio's net asset value, meaning that the calculation is based on a valuation of the assets held by the Master Portfolio at cost, with an adjustment for any discount or premium on a security at the time of purchase. The Fund's SAI includes more information about the methods for valuing the Master Portfolio's investments.
The Fund seeks to maintain a constant NAV of $1.00 per share, although it can offer no assurance that it will be able to do so.

Certain Fund Policies
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING REQUIREMENTS
The Fund is subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Financial Highlights

--------------------------------------------------------------------------------

The financial highlights table is intended to help investors understand the financial performance of Aon Captives Shares of the Fund for the past five years. Certain information reflects financial results for a single Aon Captives Share of the Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in Aon Captives Shares of the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) from 8:30 a.m. to 5:30 p.m. Eastern time on any business day.

BLACKROCK CASH FUNDS: INSTITUTIONAL

                                                              AON CAPTIVES SHARES
                                         -------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------
                                             2009         2008        2007        2006        2005
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $   1.00     $   1.00     $   1.00    $   1.00    $   1.00
------------------------------------------------------------------------------------------------------
Net investment income                      0.0033       0.0300       0.0500      0.0500      0.0300
------------------------------------------------------------------------------------------------------
Net realized gain (loss)                   0.0000/1/   (0.0000)/1/   0.0000/1/   0.0000/1/   0.0000/1/
------------------------------------------------------------------------------------------------------
Net increase from investment operations    0.0033       0.0300       0.0500      0.0500      0.0300
------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                   (0.0033)     (0.0300)     (0.0500)    (0.0500)    (0.0300)
  Net realized gain                       (0.0000)/1/        -            -           -           -
------------------------------------------------------------------------------------------------------
Total dividends and distributions         (0.0033)     (0.0300)     (0.0500)    (0.0500)    (0.0300)
------------------------------------------------------------------------------------------------------
Net asset value, end of year             $   1.00     $   1.00     $   1.00    $   1.00    $   1.00
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
------------------------------------------------------------------------------------------------------
Based on net asset value                     0.33%        2.74%        5.26%       5.00%       3.19%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/2/
------------------------------------------------------------------------------------------------------
Total expenses                               0.25%        0.26%        0.26%       0.23%       0.22%
------------------------------------------------------------------------------------------------------
Total expenses after expense reductions      0.22%        0.23%        0.21%       0.19%       0.15%
------------------------------------------------------------------------------------------------------
Net investment income                        0.35%        2.67%        5.12%       4.86%       3.07%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of year (000)            $ 72,949     $ 97,273     $ 90,192    $ 69,083    $ 77,899
------------------------------------------------------------------------------------------------------

--------
/1/ Less than $0.00005 or $(0.00005) per share.
/2/ Includes the Fund's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

Additional Information
--------------------------------------------------------------------------------

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about BlackRock Funds III is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information
A Statement of Additional Information (SAI), dated May 1, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 768-2836 on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Questions
If you have any questions about the Fund, please:

 Call: 1-800-768-2836 (toll-free)
       8:30 a.m. to 5:30 p.m. (Eastern time)
       on any business day

World Wide Web
General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

Write: BlackRock Funds III
       c/o SEI Investments Distribution Co.
       One Freedom Valley Drive
       Oaks, PA 19456

Portfolio Characteristics and Holdings
A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 768-2836.

Securities and Exchange Commission
You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332


PR-CF-AON-0510                                                         [LOGO]

                      STATEMENT OF ADDITIONAL INFORMATION

                              BLACKROCK FUNDS III

                               DATED MAY 1, 2010

                      FUND                          TICKER
                      ----                          ------

                      BlackRock Bond Index Fund     WFBIX

                      BlackRock S&P 500 Stock Fund  WFSPX

BlackRock Funds III (the "Trust") is an open-end, series management investment company. This combined Statement of Additional Information ("SAI") contains additional information about two series of the Trust -- BlackRock Bond Index Fund and BlackRock S&P 500 Stock Fund (each, a "Fund" and collectively, the "Funds").

Each of BlackRock Bond Index Fund and BlackRock S&P 500 Stock Fund invests substantially all of its assets in Bond Index Master Portfolio and S&P 500 Stock Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"), respectively, of Master Investment Portfolio ("MIP"), each of which has an investment objective substantially similar to that of the corresponding Fund. MIP is an open-end, series management investment company. BlackRock Fund Advisors ("BFA" or the "Investment Adviser") (formerly, Barclays Global Fund Advisors) serves as investment adviser to the Master Portfolios. References to the investments, investment policies and risks of a Fund, unless otherwise indicated, should be understood to include references to the investments, investment policies and risks of such Fund's Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with each Fund's current prospectus, also dated May 1, 2010, (each, a "Prospectus" and collectively, the "Prospectuses"). All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Funds, which include the schedule of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2009, are hereby incorporated by reference to the Funds' annual reports and semi-annual reports. The Prospectus and copies of the annual report may be obtained without charge by calling 1-800-537-4942 (toll-free).

                               TABLE OF CONTENTS

                                                         PAGE
                                                         ----

                  History of the Trust..................   1

                  Description of the Funds and their       1
                    Investments and Risks...............

                     Investment Objectives and Policies.   1

                  Investment Restrictions...............   1

                     Fundamental Investment                1
                       Restrictions of the Funds........

                     Non-Fundamental Investment            2
                       Restrictions of the Funds........

                     Fundamental Investment                3
                       Restrictions of the Master
                       Portfolios.......................

                     Non-Fundamental Restrictions of       4
                       the Master Portfolios............

                  Investments and Risks of the Master      5
                    Portfolios..........................

                     Asset-Backed Securities and           5
                       Commercial Mortgage-Backed
                       Securities.......................

                     Bonds..............................   5

                     Borrowing..........................   6

                     Equity Securities..................   6

                     Floating-Rate and Variable-Rate       6
                       Obligations......................

                     Forward Commitments, When-Issued      6
                       Purchases and Delayed-Delivery
                       Transactions.....................

                     Futures Contracts and Options         7
                       Transactions.....................

                     Hybrid ARM Securities..............   8

                     Illiquid Securities................   8

                     Interest-Rate and Index Swaps......   8

                     Interest-Rate Futures Contracts       9
                       and Options on Interest-Rate
                       Futures Contracts................

                     Investment Companies and              9
                       Exchange-Traded Funds............

                     Letters of Credit..................  10

                     Loans of Portfolio Securities......  10

                     Mortgage Pass-Through Securities...  10

                     Mortgage Securities................  12

                     Municipal Securities...............  12

                     Repurchase Agreements..............  13

                     Restricted Securities..............  13

                     Reverse Repurchase Agreements......  14

                     Securities of Non-U.S. Issuers.....  14

                     Short-Term Instruments.............  15

                     Stock Index Futures and Options on   15
                       Stock Index Futures..............

                     Unrated, Downgraded and Below        16
                       Investment-Grade Investments.....

                     U.S. Government Obligations........  16

                     Warrants...........................  17

                     BlackRock S&P 500 Stock Fund and     17
                       S&P 500 Stock Master Portfolio...

                  Selective Disclosure of Portfolio       17
                    Holdings............................

                                                         PAGE
                                                         ----

                  Management............................  20

                     Share Ownership Information........  26

                     Ownership of Securities of Certain   26
                       Entities.........................

                     Compensation of Trustees...........  27

                     Master/Feeder Structure............  28

                     Codes of Ethics....................  29

                     Proxy Voting Policies of the         29
                       Master Portfolios................

                     Shareholder Communication to the     29
                       Board of Trustees................

                     Potential Conflicts of Interest....  29

                  Control Persons and Principal Holders   37
                    of Securities.......................

                  Investment Adviser and Other Service    38
                    Providers...........................

                     Investment Adviser.................  38

                     Advisory Fees......................  38

                     Administrator......................  38

                     Shareholder Servicing Agents.......  39

                     Distributor........................  41

                     Custodian..........................  41

                     Transfer and Dividend Disbursing     41
                       Agent............................

                     Independent Registered Public        42
                       Accounting Firm..................

                     Legal Counsel......................  42

                  Portfolio Managers....................  42

                  Determination of Net Asset Value......  46

                  Purchase, Redemption and Pricing of     49
                    Shares..............................

                     Terms of Purchase and Redemption...  49

                     In-Kind Purchases..................  50

                     Suspension of Redemption Rights or   50
                       Payment of Redemption Proceeds...

                     Declaration of Trust Provisions      50
                       Regarding Redemptions at Option
                       of Trust.........................

                  Portfolio Transactions................  50

                     General............................  50

                     Portfolio Turnover.................  52

                     Brokerage Commissions..............  52

                     Brokerage Commissions Paid to        52
                       Affiliates.......................

                     Securities of Regular                52
                       Brokers-Dealers..................

                  Distributions and Taxes...............  52

                     Qualification as a Regulated         53
                       Investment Company...............

                     Excise Tax.........................  54

                     Capital Loss Carry-Forwards........  54

                     Equalization Accounting............  54

                     Investment through Master            55
                       Portfolios.......................

                                                         PAGE
                                                         ----

                     Taxation of Fund Investments.......  55

                     Taxation of Distributions..........  57

                     Sales of Fund Shares...............  58

                     Foreign Taxes......................  59

                     Federal Income Tax Rates...........  59

                     Back-Up Withholding................  59

                     Tax-Deferred Plans.................  60

                     Corporate Shareholders.............  60

                     Foreign Shareholders...............  60

                     Recently Enacted Legislation.......  61

                  Capital Stock.........................  61

                     Voting.............................  62

                     Dividends and Distributions........  62

                     Master Portfolios..................  62

                  Additional Information on the Funds...  63

                  Financial Statements..................  63

                  Appendix A............................ A-1

                  Appendix B............................ B-1

HISTORY OF THE TRUST

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the Funds. The Trust's principal office is located at 400 Howard Street, San Francisco, CA 94105. Each Fund invests all of its assets in a Master Portfolio of MIP (as shown below), which has the same or substantially same investment objective, policies and restrictions as the related Fund.

                                        MASTER PORTFOLIO IN WHICH THE FUND
 FUND                                   INVESTS
 ----                                   -------------------------------------
 BlackRock Bond Index Fund              Bond Index Master Portfolio
 BlackRock S&P 500 Stock Fund           S&P 500 Stock Master Portfolio

On December 1, 2009, the Trust was renamed BlackRock Funds III and certain of its series were also renamed. Bond Index Fund was renamed BlackRock Bond Index Fund and S&P 500 Stock Fund was renamed to BlackRock S&P 500 Stock Fund.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT OBJECTIVES AND POLICIES. The Trust is an open-end, series management investment company. Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by the vote of a majority of the trustees of the Trust or of MIP (the "Trustees"), as the case may be, at any time.

The Funds and the Master Portfolios in which they invest are diversified funds as defined in the 1940 Act. Each Fund's investment objective is set forth in its Prospectus. The investment objective of each Fund is non-fundamental, which means it can be changed by the Trust's board of trustees (the "Board of Trustees" or the "Board") without shareholder approval. The investment objective and investment policies of a Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund's performance. There can be no assurance that the investment objective of either Fund will be achieved.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS. The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or
(iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Fund reserves the right to concentrate in any industry in which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments; and

(8) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

With respect to paragraph (3) above, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS. The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Trust at any time.

(1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to
Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds;

(2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
(i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and
(iii) repurchase agreements not terminable within seven days;

(3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily;

(4) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

(5) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that a Fund may enter into futures and options contracts in accordance with its investment policies; and

(6) Each Fund will provide shareholders with at least 60 days' notice of any change to the Fund's non-fundamental policy to invest at least 90% of the value of the Fund's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Fund tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund. See "Management -- Master/Feeder Structure."

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as described in the 1940 Act) of the Master Portfolio's outstanding voting interest. Each Master Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's:
(i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments; and

(8) Purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL RESTRICTIONS OF THE MASTER PORTFOLIOS.

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolios;

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily;

(4) Each Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs; and

(5) Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

INVESTMENTS AND RISKS OF THE MASTER PORTFOLIOS

The Master Portfolios in which the Funds invest may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, references in the following sections to a Fund generally include the Fund and the corresponding Master Portfolio.

ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. BlackRock Bond Index Fund may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments or extensions, can often be shorter or longer (as the case may be) than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened or extended, and the security's total return may be difficult to predict precisely. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. Also see "Mortgage Pass-Through Securities" and "Mortgage Securities."

BONDS. BlackRock Bond Index Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. See "Floating-Rate and Variable-Rate Obligations" below. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

BORROWING. Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (I.E., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds maintain liquid assets in connection with those types of transactions.

EQUITY SECURITIES. Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. BlackRock Bond Index Fund may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in Rule 2a-7 of the 1940 Act. Variable-rate demand notes including master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in the Fund's portfolio.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.

FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Each Fund may enter into futures contracts and may purchase and write (I.E., sell) options. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (I.E., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by a Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute.

Each Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (I.E., a short position) to hedge the value of securities held by the Fund; (ii) the purchase of a futures contract when the Fund holds a short position having the same delivery month (I.E., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If, instead, a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, the Fund will experience gains or losses that correspond generally to gains or losses in the underlying securities.

Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the value of a Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share times the number of shares minus the premium received from writing the put.

Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and, therefore, neither Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

HYBRID ARM SECURITIES. The BlackRock Bond Index Fund may invest in hybird ARM securities. Hybrid ARM securities are interests in pools of hybrid adjustable-rate mortgages ("hybrid ARMs"). A hybrid ARM is a mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. After the initial fixed-interest rate period, the interest rate on a hybrid ARM can be reset by a maximum specified amount to an adjustable rate based on a margin over an identified index. As with other adjustable rate mortgages, the adjustable interest rates on hybrid ARMs are subject to periodic and lifetime caps on the increased rates that mortgagors are required to pay.

Hybrid ARM securities are subject to a combination of the risks associated with fixed-rate and adjustable-rate mortgage-backed securities. If a greater percentage of the mortgage pool backing a hybrid ARM security consists of hybrid ARMS in their initial fixed-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with fixed-rate bonds and mortgage-backed securities. These risks would include possible reductions in market value (i) during periods of rising interest rates and (ii) due to the unanticipated shortening or extension of the security's average life resulting from unforeseen mortgage prepayment patterns. If a greater percentage of the underlying mortgage pool consists of hybrid ARMs in their adjustable-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with capped adjustable-rate securities. These risks include (i) the possibility of reduced yields during periods of falling interest rates, (ii) possible reductions in market value if market interest rates rise above the interest rate caps on the underlying hybrid ARMs, and (iii) possible increases in mortgage default rates to the extent that mortgagors are unable to afford higher adjustable mortgage rates.

Because hybrid ARM securities are more complex than conventional fixed-rate and adjustable-rate mortgage-backed securities, it may be more difficult for investors to analyze and predict how the values of hybrid ARM securities will change in response to market interest rate and credit conditions. As a result of this uncertainty, a hybrid ARM security could suffer from a disproportionate reduction in value or loss of market liquidity during periods of volatile interest rates or credit market disruptions.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of the value of its net assets in securities for which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which a Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

INTEREST-RATE AND INDEX SWAPS. BlackRock Bond Index Fund may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If a Fund enters into a swap transaction, cash or securities may be posted by or to the Fund as collateral in accordance with the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Fund or other party, the risk of loss to the Fund would generally be limited to the net amount of payments that the Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the Fund would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the Fund upon an early termination of the swap agreements as described above, the Fund could be exposed to the risk of loss in the event that any collateral held by the Fund would be insufficient.

INTEREST-RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST-RATE FUTURES CONTRACTS. BlackRock Bond Index Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest-rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

INVESTMENT COMPANIES AND EXCHANGE-TRADED FUNDS. Each Fund may invest in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of a Fund's total assets with respect to all such companies in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.

The Funds may purchase shares of exchange-traded funds ("ETFs"). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts-to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. The Funds may invest a portion of their assets in shares of ETFs that are advised by BFA. BFA will receive investment advisory fees at both the Fund level and the ETF level for investments by a Fund in shares of an ETF advised by BFA. Because most ETFs are investment companies, a Fund's purchases of ETF shares generally are subject to the 3/5/10% limitations described above. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value ("NAV"); (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that BlackRock Bond Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit issued by a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by MIP's Board of Trustees. BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) acts as securities lending agent for the Funds, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

MORTGAGE PASS-THROUGH SECURITIES. BlackRock Bond Index Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association ("Ginnie Mae") or by one of several U.S. Government-sponsored entities, such as the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal Home Loan Banks ("FHLBs"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Barclays Capital U.S. Aggregate Bond Index (the "Barclays Aggregate Index") (about 35.68%, as of March 31, 2010) represents the U.S. agency mortgage pass-through segment of the U.S. investment-grade bond market. Therefore, a substantial portion of BlackRock Bond Index Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Barclays Aggregate Index representing the mortgage pass-through segment of the U.S. investment-grade bond market is comprised of multiple pools of mortgage pass-through securities.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate, and investors in mortgage securities may have to accept, less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing mortgages, this may negatively impact mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA" transactions. "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a TBA roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. The use of TBA rolls may cause the Master

Portfolio to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

MORTGAGE SECURITIES. The BlackRock Bond Index Fund may invest in mortgage securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Also see "Asset-Backed Securities and Commercial Mortgage-Backed Securities," "Hybrid ARM Securities" and "Mortgage Pass-Through Securities."

MUNICIPAL SECURITIES. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which BlackRock Bond Index Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

In addition, the Fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable-rate security and the other, a residual interest bond. The interest rate for the variable-rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller's obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include (i) cash items; (ii) obligations issued by the U.S. Government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty's repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. Each Fund will maintain liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

SECURITIES OF NON-U.S. ISSUERS. Each Fund may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital, transaction costs of foreign currency conversions, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, significantly smaller market capitalization of most non-U.S. securities markets, lesser levels of regulation of the securities markets, and more substantial government interference with the economy. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if the company's principal operations are conducted from the U.S., the company's equity securities trade principally on a U.S. stock exchange, or the company does a substantial amount of business in the U.S.

OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

FOREIGN EQUITY SECURITIES AND DEPOSITARY RECEIPTS. BlackRock S&P 500 Stock Fund's assets may be invested in the securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs," sometimes referred to as Continental Depositary Receipts ("CDRs")) of such issuers (ADRs and EDRs or CDRs, collectively "Depositary Receipts").

ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and CDRs are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

SHORT-TERM INSTRUMENTS. Each Fund may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit
(CDs), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including non-U.S. branches); (iii) commercial paper;
(iv) non-convertible corporate debt securities (E.G., bonds and debentures);
(v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BFA.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. BlackRock S&P 500 Stock Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that
(a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars, multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

UNRATED, DOWNGRADED AND BELOW INVESTMENT-GRADE INVESTMENTS. The Funds may purchase an instrument that is not rated if, in the opinion of BFA, such obligation is of an investment quality that is comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund provided that the amount of such securities held by a Fund does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's (Reg. TM) Investors Service, Inc. ("Moody's") or Standard & Poor's (Reg. TM), a division of The McGraw-Hill Companies, Inc. ("S&P") may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

The Funds are not required to sell downgraded securities, and each Fund could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or, if unrated, low quality (below investment-grade) securities.

Although they may offer higher yields than do higher-rated securities, low-rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated low quality debt are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund's interests.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated or unrated low quality debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low-rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher-rated or higher quality securities.

Low-rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher-rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Funds may incur additional expenses to seek recovery.

U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Ginnie Mae certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac or FHLB notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

WARRANTS. BlackRock S&P 500 Stock Fund may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of its net assets in warrants which are not listed on the New York Stock Exchange ("NYSE") or the NYSE Amex Equities (f/k/a American Stock Exchange). A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which the Fund may invest directly.

BLACKROCK S&P 500 STOCK FUND AND S&P 500 STOCK MASTER PORTFOLIO. Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index that is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Trust, MIP and BFA, the Trust, MIP and BFA may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund's or Master Portfolio's portfolio holdings. The Boards of Trustees of the Trust and MIP have approved the adoption by the Trust and MIP of the policies and procedures set forth below, and have delegated to BFA the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Boards of Trustees provide ongoing oversight of the Trust's, MIP's and BFA's compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Trust's and MIP's Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Trust and MIP, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Trust's and MIP's policies and procedures would include (but is not limited to) specific portfolio holdings -- including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager's discussion of Fund or Master Portfolio performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information ("Confidential Information") and proprietary information of the firm. The Trust or MIP may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Trust's shares, affiliates of the Trust or MIP, third party service providers to the Trust or MIP, lenders to the Trust or MIP, and independent rating agencies and ranking organizations. The Trust, MIP, BFA and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund or Master Portfolio may not be disclosed to persons not employed by BFA or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Trust annual report), a press release or placement on a publicly-available internet website. If the Confidential Information has not been publicly disclosed, an employee of BFA who wishes to distribute Confidential Information relating to the Trust or MIP must first do the following: (i) require the person or company receiving the Confidential Information to sign, before BFA will provide disclosure of any such information, a confidentiality agreement approved by an attorney in BFA's Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in BFA's Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in BFA's Legal Department.

Prior to providing any authorization for such disclosure of Confidential Information, an attorney in BFA's Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Trust's shareholders. In connection with day-to-day portfolio management, the Trust or MIP may disclose Confidential Information to executing broker-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Trust and MIP have adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of the Trust and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one Fund, Master Portfolio or account at the expense of another. In addition, as noted, an attorney in BFA's Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Trust's shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by BFA's existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled "Management -- Potential Conflicts of Interest" in this Statement of Additional Information.

Confidential Information -- whether or not publicly disclosed -- may be disclosed to Trust Trustees, the independent Trustees' counsel, the Trust's outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Trust's Chief Compliance Officer or BFA's General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Trust or MIP, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Trust's, MIP's and BFA's Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

BFA has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Trust and MIP portfolio holdings to the following persons or entities:

Trust's and MIP's Boards of Trustees and, if necessary independent Trustees' counsel and Trust counsel

Trust's Transfer Agent

Trust's and MIP's independent registered public accounting firm

Trust's and MIP's accounting services provider

MIP Custodian

MIP's pricing services -- Interactive Data Corp. and Reuters, Inc.

Independent rating agencies -- Morningstar, Inc., Lipper Inc., Moody's Investors Service, Inc. and Standard & Poor's

Information aggregators -- Wall Street on Demand, Thomson Financial, eVestment Alliance, informa PSN investment solutions, Micropal, iMoneyNet and Bloomberg

Sponsors of 401(k) plans that include BlackRock-advised Funds -- E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised Funds -- Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse & Cooper; Cambridge Associates; Mercer; Morningstar/Investorforce; Russell Investments (Mellon Analytical Solutions); and Wilshire Associates

Portfolio Compliance Consultants -- i-Flex Solutions, Inc.

Third-party feeder funds -- Hewitt Money Market Fund, Hewitt Series Trust, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, PayPal Asset Management, Inc., Homestead, Inc., Transamerica and State Farm Mutual Fund Trust, and their respective boards, sponsors, administrators and other service providers

Affiliated feeder funds -- BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers

Other -- Chicago Mercantile Exchange, Inc., Be Creative, Inc. and Investment Company Institute

Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Trustee has a fiduciary duty as a trustee to act in the best interests of the Trust and its shareholders. Selective disclosure is made to the Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Trust. Selective disclosure is made to the Trust's Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Trust, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of BFA's Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Trust and BFA monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust's and BFA's Code of Ethics and Code of Conduct -- all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit -- BFA's compliance personnel under the supervision of the Trust's Chief Compliance Officer, monitor BFA's securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BFA maintains an internal restricted list to prevent trading by the personnel of BFA or its affiliates in securities -- including securities held by the Trust or MIP -- about which BFA has Confidential Information. There can be no assurance, however, that the Trust's policies and procedures with respect to the selective disclosure of Trust portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information

MANAGEMENT

The Board of Trustees of the Trust, consists of thirteen individuals (each, a "Trustee"), eleven of whom are Independent Trustees. The same individuals serve on the Board of Trustees of MIP. The registered investment companies advised by BFA or its affiliates (the "BlackRock-advised Funds") are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of ETFs (each, a "BlackRock Fund Complex"). The Trust and MIP are included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex. The address for each Trustee and officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

The Board of Trustees has overall responsibility for the oversight of the Trust and the Funds. The Co-Chairs of the Board are Independent Trustees, and the Chair of each Board committee (each, a "Committee") is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The Board also has one ad hoc committee, the Joint Product Pricing Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Trust and the Funds. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the Funds and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust's charter, and the Funds' investment objectives and strategies. The Board reviews, on an ongoing basis, the Funds' performance, operations, and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of BFA or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board's general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Funds, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Funds and management's or the service provider's risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds' activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust's independent registered public accounting firm (the "independent auditors") and to oversee the independent auditors' work. The Audit Committee's responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund's financial statements; (4) review any issues raised by the independent auditors or Trust management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of each Fund's internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (6) discuss with Trust management its policies regarding risk assessment and risk management and (7) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the period December 1, 2009 through December 31, 2009, the Audit Committee met one time.

The members of the Governance and Nominating Committee (the "Governance Committee") are Dr. Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the period December 1, 2009 through December 31, 2009, the Governance Committee met one time.

The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the Fund-related activities of BFA and the Trust's third party service providers. The Compliance Committee's responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, the Trust's compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the Trust's Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the period December 1, 2009 through December 31, 2009, the Compliance Committee met two times.

The members of the Performance Oversight and Contract Committee (the "Performance Oversight Committee") are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes and Rodney

D. Johnson, all of whom are Independent Trustees. The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee each Fund's investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee's responsibilities include, without limitation, to (1) review each Fund's investment objectives, policies and practices and each Fund's investment performance; (2) review personnel and resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (3) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (4) request and review information on the nature, extent and quality of services provided to the shareholders; and (5) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the period December 1, 2009 through December 31, 2009, the Performance Oversight Committee met one time.

The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the closed-end BlackRock Fund Complex, established the ad hoc Joint Product Pricing Committee (the "Product Pricing Committee") comprised of eight members drawn from the independent board members serving on the boards of these BlackRock Fund Complexes. Ronald W. Forbes and Rodney D. Johnson are members of the Product Pricing Committee representing the Equity-Liquidity Complex. One independent board member representing the closed-end BlackRock Fund Complex and five independent board members representing the Equity-Bond Complex serve on the Product Pricing Committee. The Product Pricing Committee is chaired by an independent board member from the Equity-Bond Complex. The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. During the period from December 1, 2009 through December 31, 2009, the Product Pricing Committee did not meet.

The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Richard S. Davis, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the period December 1, 2009 through December 31, 2009, the Executive Committee met one time.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the "Statement of Policy"). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust's investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each

Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a Trustee of the Trust, is provided below.

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.

                                                                                                   NUMBER OF
                                                                                                   BLACKROCK-
                                                                                                   ADVISED
                                                                                                   REGISTERED
                                                                                                   INVESTMENT
                                                                                                   COMPANIES
                                                                                                   ("RICS")
                                                                                                   CONSISTING OF
                                                                                                   INVESTMENT
                         POSITION(S)  LENGTH OF                                                    PORTFOLIOS
                         HELD WITH    TIME                    PRINCIPAL OCCUPATION(S)              ("PORTFOLIOS")
NAME AND AGE             THE TRUST    SERVED/(2)/              DURING PAST FIVE YEARS              OVERSEEN
------------             -----------  ----------   ----------------------------------------------- ---------------

Independent Trustees/1/

David O. Beim/3/         Trustee      2009 to      Professor of Finance and Economics at the       36 RICs
(69)                                  present      Columbia University Graduate School of          consisting of
                                                   Business since 1991; Trustee, Phillips Exeter   104 Portfolios
                                                   Academy since 2002; Chairman, Wave Hill,
                                                   Inc. (public garden and cultural center) from
                                                   1990 to 2006.

Ronald W. Forbes/4/      Trustee      2009 to      Professor Emeritus of Finance, School of        36 RICs
(69)                                  present      Business, State University of New York at       consisting of
                                                   Albany since 2000.                              104 Portfolios

Dr. Matina S.            Trustee      2009 to      Executive Vice President of Teachers Insurance  36 RICs
Horner/5/                             present      and Annuity Association and College             consisting of
(70)                                               Retirement Equities Fund from 1989 to 2003.     104 Portfolios

Rodney D. Johnson/4/     Trustee      2009 to      President, Fairmont Capital Advisors, Inc.      36 RICs
(68)                                  present      since 1987; Director, Fox Chase Cancer          consisting of
                                                   Center since 2004; Member of Archdiocesan       104 Portfolios
                                                   Investment Committee of the Archdiocese of
                                                   Philadelphia since 2004; Director, The
                                                   Committee of Seventy (civic) since 2006.

Herbert I. London        Trustee      2009 to      Professor Emeritus, New York University since   36 RICs
(70)                                  present      2005; John M. Olin Professor of Humanities,     consisting of
                                                   New York University from 1993 to 2005 and       104 Portfolios
                                                   Professor thereof from 1980 to 2005;
                                                   President, Hudson Institute (policy research
                                                   organization) since 1997 and Trustee thereof
                                                   since 1980; Chairman of the Board of Trustees
                                                   for Grantham University since 2006; Director,
                                                   InnoCentive, Inc. (strategic solutions
                                                   company) since 2005; Director of Cerego,
                                                   LLC (software development and design) since
                                                   2005.

Cynthia A.               Trustee      2009 to      Professor, Harvard Business School since        36 RICs
Montgomery                            present      1989; Director, Harvard Business School         consisting of
(57)                                               Publishing since 2005; Director, McLean         104 Portfolios
                                                   Hospital since 2005.

Joseph P. Platt, Jr./6/  Trustee      2009 to      Director, The West Penn Allegheny Health        36 RICs
(62)                                  present      System (a not-for-profit health system) since   consisting of
                                                   2008; Director, Jones and Brown (Canadian       104 Portfolios
                                                   insurance broker) since 1998; General Partner,
                                                   Thorn Partner, LP (private investment) since
                                                   1998; Partner Amarna Corporation, LLC
                                                   (private investment company) from 2002 to
                                                   2008.

Robert C. Robb, Jr.      Trustee      2009 to      Partner, Lewis, Eckert, Robb and Company        36 RICs
(64)                                  present      (management and financial consulting firm)      consisting of
                                                   since 1981.                                     104 Portfolios










           PRINCIPAL OCCUPATION(S)              PUBLIC
            DURING PAST FIVE YEARS              DIRECTORSHIPS
----------------------------------------------- -----------------



Professor of Finance and Economics at the       None
Columbia University Graduate School of
Business since 1991; Trustee, Phillips Exeter
Academy since 2002; Chairman, Wave Hill,
Inc. (public garden and cultural center) from
1990 to 2006.

Professor Emeritus of Finance, School of        None
Business, State University of New York at
Albany since 2000.

Executive Vice President of Teachers Insurance  NSTAR (electric
and Annuity Association and College             and gas utility)
Retirement Equities Fund from 1989 to 2003.

President, Fairmont Capital Advisors, Inc.      None
since 1987; Director, Fox Chase Cancer
Center since 2004; Member of Archdiocesan
Investment Committee of the Archdiocese of
Philadelphia since 2004; Director, The
Committee of Seventy (civic) since 2006.

Professor Emeritus, New York University since   AIMS
2005; John M. Olin Professor of Humanities,     Worldwide, Inc.
New York University from 1993 to 2005 and       (marketing)
Professor thereof from 1980 to 2005;
President, Hudson Institute (policy research
organization) since 1997 and Trustee thereof
since 1980; Chairman of the Board of Trustees
for Grantham University since 2006; Director,
InnoCentive, Inc. (strategic solutions
company) since 2005; Director of Cerego,
LLC (software development and design) since
2005.

Professor, Harvard Business School since        Newell
1989; Director, Harvard Business School         Rubbermaid, Inc.
Publishing since 2005; Director, McLean         (manufacturing)
Hospital since 2005.

Director, The West Penn Allegheny Health        Greenlight
System (a not-for-profit health system) since   Capital Re, Ltd
2008; Director, Jones and Brown (Canadian       (reinsurance
insurance broker) since 1998; General Partner,  company);
Thorn Partner, LP (private investment) since    WQED
1998; Partner Amarna Corporation, LLC           Multi-Media
(private investment company) from 2002 to       (public
2008.                                           broadcasting
                                                not-for-profit)
Partner, Lewis, Eckert, Robb and Company        None
(management and financial consulting firm)
since 1981.

                                                                                               NUMBER OF
                                                                                               BLACKROCK-
                                                                                               ADVISED
                                                                                               REGISTERED
                                                                                               INVESTMENT
                                                                                               COMPANIES
                                                                                               ("RICS")
                                                                                               CONSISTING OF
                                                                                               INVESTMENT
                     POSITION(S)  LENGTH OF                                                    PORTFOLIOS
                     HELD WITH    TIME                    PRINCIPAL OCCUPATION(S)              ("PORTFOLIOS")  PUBLIC
NAME AND AGE         THE TRUST    SERVED/(2)/              DURING PAST FIVE YEARS              OVERSEEN        DIRECTORSHIPS
------------         -----------  ----------   ----------------------------------------------- --------------- -----------------
Toby Rosenblatt/7/   Trustee      2009 to      President, Founders Investments Ltd. (private   36 RICs         A.P. Pharma Inc.
(71)                              present      investments) since 1999; Director, College      consisting of   (specialty
                                               Access Foundation of California (philanthropic  104 Portfolios  pharmaceuticals)
                                               foundation) since 2009; Director, Forward
                                               Management, LLC since 2007; Director, the
                                               James Irvine Foundation (philanthropic
                                               foundation) from 1998 to 2008.
Kenneth L. Urish/8/  Trustee      2009 to      Managing Partner, Urish Popeck & Co., LLC       36 RICs         None
(59)                              present      (certified public accountants and consultants)  consisting of
                                               since 1976; Member of External Advisory         104 Portfolios
                                               Board, the Pennsylvania State University
                                               Accounting Department since 2001; Trustee,
                                               The Holy Family Foundation since 2001;
                                               Committee Member, Professional Ethics
                                               Committee of the Pennsylvania Institute of
                                               Certified Public Accountants from 2007 to
                                               2010; President and Trustee, Pittsburgh
                                               Catholic Publishing Associates from 2003 to
                                               2008; Director, Inter-Tel from 2006 to 2007.
Frederick W. Winter  Trustee      2009 to      Professor and Dean Emeritus of the Joseph M.    36 RICs         None
(65)                              present      Katz School of Business, University of          consisting of
                                               Pittsburgh since 2005 and dean thereof from     104 Portfolios
                                               1997 to 2005; Director, Alkon Corporation
                                               (pneumatics) since 1992; Director Tippman
                                               Sports (recreation) since 2005; Director,
                                               Indotronix International (IT services) from
                                               2004 to 2008.
Interested Trustees/1,9/
Richard S. Davis     Trustee      2009 to      Managing Director, BlackRock, Inc. since        169 RICs        None
(64)                              present      2005; Chief Executive Officer, State Street     consisting of
                                               Research & Management Company from 2000         298 Portfolios
                                               to 2005; Chairman of the Board of Trustees,
                                               State Street Research Mutual Funds from 2000
                                               to 2005; Chairman, SSR Realty from 2000 to
                                               2004.
Henry Gabbay         Trustee      2009 to      Consultant, BlackRock, Inc. from 2007 to        169 RICs        None
(62)                              present      2008; Managing Director, BlackRock, Inc.        consisting of
                                               from 1989 to 2007; Chief Administrative         298 Portfolios
                                               Officer, BlackRock Advisors, LLC from 1998
                                               to 2007; President of BlackRock Funds and
                                               BlackRock Bond Allocation Target Shares
                                               from 2005 to 2007 and Treasurer of certain
                                               closed-end funds in the BlackRock fund
                                               complex from 1989 to 2006.

-------------
/1/ Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board of Trustees has approved one-year extensions in the terms of Trustees who turn 72 prior to December 31, 2013.
/2/ In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, the Trustees were elected to the Trust's Board. As a result, although the chart shows the Trustees as joining the Trust's Board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
/3/ Chair of the Performance Oversight Committee.
/4/ Co-Chair of the Board of Trustees.
/5/ Chair of the Governance Committee.
/6/ Chair of the Compliance Committee.
/7/ Vice Chair of the Performance Oversight Committee.
/8/ Chair of the Audit Committee.
/9/ Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.

                                                                                                NUMBER OF
                                                                                                BLACKROCK-
                                                                                                ADVISED
                                                                                                REGISTERED
                                                                                                INVESTMENT
                                                                                                COMPANIES
                                                                                                ("RICS"
                                                                                                CONSISTING OF
                                                                                                INVESTMENT
                   POSITION(S)                                                                  PORTFOLIOS
NAME AND           HELD WITH    LENGTH OF                 PRINCIPAL OCCUPATION(S)               ("PORTFOLIOS")  PUBLIC
YEAR OF BIRTH      THE TRUST    TIME SERVED               DURING PAST FIVE YEARS                OVERSEEN        DIRECTORSHIPS
-------------      ------------ -----------  -------------------------------------------------- --------------- -------------

Trust Officers/1/

Anne F. Ackerley   President    2009 to      Managing Director of BlackRock, Inc. since 2000;   169 RICs        None
1962               and Chief    present      Vice President of the BlackRock-advised Funds      consisting of
                   Executive                 from 2007 to 2009; Chief Operating Officer of      298 Portfolios
                   Officer                   BlackRock's Global Client Group (GCG) since
                                             2009; Chief Operating Officer of BlackRock's
                                             U.S. Retail Group from 2006 to 2009; Head of
                                             BlackRock's Mutual Fund Group from 2000 to
                                             2006.

Richard Hoerner,   Vice         2009 to      Managing Director of BlackRock, Inc. since 2000;   24 RICs         None
CFA                President    present      Co-head of BlackRock's Cash Management             consisting of
1958                                         Portfolio Management Group since 2002;             73 Portfolios
                                             Member of the Cash Management Group
                                             Executive Committee since 2005.

Jeffrey Holland,   Vice         2009 to      Managing Director of BlackRock, Inc. since 2010;   70 RICs         None
CFA                President    present      Director of BlackRock, Inc. from 2006 to 2009;     consisting of
1971                                         Chief Operating Officer of BlackRock's U.S.        201 Portfolios
                                             Retail Group since 2009; Co-head of Product
                                             Development and Management for BlackRock's
                                             U.S. Retail Group from 2007 to 2009; Product
                                             Manager of Raymond James & Associates from
                                             2003 to 2006.

Brendan Kyne       Vice         2009 to      Managing Director of BlackRock, Inc. since 2010;   169 RICs        None
1977               President    present      Director of BlackRock, Inc. from 2008 to 2009;     consisting of
                                             Head of Product Development and Management         298 Portfolios
                                             for BlackRock's U.S. Retail Group since 2009,
                                             co-head thereof from 2007 to 2009; Vice
                                             President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson    Vice         2009 to      Managing Director of BlackRock, Inc. since 2005;   24 RICs         None
1964               President    present      Chief Operating Officer and head of the Global     consisting of
                                             Client Group for BlackRock's Global Cash           73 Portfolios
                                             Management Business since 2007; Head of
                                             BlackRock's Strategy and Development Group
                                             from 2005 to 2007.

Brian Schmidt      Vice         2009 to      Managing Director of BlackRock, Inc. since 2004;   70 RICs         None
1958               President    present      Various positions with U.S. Trust Company from     consisting of
                                             1991 to 2003: Director from 2001 to 2003,          201 Portfolios
                                             Senior Vice President from 1998 to 2003; Vice
                                             President, Chief Financial Officer and Treasurer
                                             of Excelsior Funds, Inc., Excelsior Tax-Exempt
                                             Funds, Inc. and Excelsior Funds Trust from 2001
                                             to 2003.

Christopher        Vice         2009 to      Managing Director of BlackRock, Inc. since 2006;   24 RICs         None
Stavrakos, CFA     President    present      Co-head of BlackRock's Cash Management             consisting of
1959                                         Portfolio Management Group since 2006; Senior      73 Portfolios
                                             Vice President, CIO, and Director of Liability
                                             Management for the Securities Lending Group at
                                             Mellon Bank from 1999 to 2006.

Neal J. Andrews    Chief        2009 to      Managing Director of BlackRock, Inc. since 2006;   169 RICs        None
1966               Financial    present      Senior Vice President and Line of Business Head    consisting of
                   Officer and               of Fund Accounting and Administration at PNC       298 Portfolios
                   Assistant                 Global Investment Servicing (U.S.) Inc. from 1992
                   Treasurer                 to 2006.

                                                                                               NUMBER OF
                                                                                               BLACKROCK-
                                                                                               ADVISED
                                                                                               REGISTERED
                                                                                               INVESTMENT
                                                                                               COMPANIES
                                                                                               ("RICS"
                                                                                               CONSISTING OF
                                                                                               INVESTMENT
                   POSITION(S)                                                                 PORTFOLIOS
NAME AND           HELD WITH    LENGTH OF                PRINCIPAL OCCUPATION(S)               ("PORTFOLIOS")  PUBLIC
YEAR OF BIRTH      THE TRUST    TIME SERVED               DURING PAST FIVE YEARS               OVERSEEN        DIRECTORSHIPS
-------------      ------------ -----------  ------------------------------------------------- --------------- -------------

Jay M. Fife        Treasurer    2009 to      Managing Director of BlackRock, Inc. since 2007   169 RICs        None
1970                            present      and Director in 2006; Assistant Treasurer of the  consisting of
                                             Merrill Lynch Investment Managers, L.P.           298 Portfolios
                                             ("MLIM") and Fund Asset Management, L.P.
                                             advised funds from 2005 to 2006; Director of
                                             MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan  Chief        2009 to      Chief Compliance Officer of the BlackRock-        169 RICs        None
1959               Compliance   present      advised funds since 2007; Managing Director and   consisting of
                   Officer and               Senior Counsel of BlackRock, Inc. since 2005.     298 Portfolios
                   Anti-Money
                   Laundering
                   Compliance
                   Officer

Howard B. Surloff  Secretary    2009 to      Managing Director and General Counsel of U.S.     169 RICs        None
1965                            present      Funds at BlackRock, Inc. since 2006; General      consisting of
                                             Counsel (U.S.) of Goldman Sachs Asset             298 Portfolios
                                             Management, L.P. from 1993 to 2006.

-------------
/1/ Officers of the Trust serve at the pleasure of the Board of Trustees.

SHARE OWNERSHIP INFORMATION. Information relating to each Trustee's share ownership in the Funds and in all BlackRock-advised Funds that are overseen by the respective Trustee ("Supervised Funds") as of December 31, 2009 is set forth in the chart below:

                           DOLLAR RANGE OF EQUITY SECURITIES
  -                        ---------------------------------    -
                                                                   AGGREGATE
                                                                 DOLLAR RANGE
                                                                 OF SECURITIES
                             BLACKROCK        BLACKROCK S&P         IN THE
   INTERESTED TRUSTEE      BOND INDEX FUND    500 STOCK FUND    SUPERVISED FUNDS
   ------------------      ---------------    --------------    ----------------

   Richard S. Davis             None              None           over $100,000

   Henry Gabbay                 None              None           over $100,000

                           DOLLAR RANGE OF EQUITY SECURITIES
                           ---------------------------------
                                                                   AGGREGATE
                                                                 DOLLAR RANGE
                                                                 OF SECURITIES
                             BLACKROCK        BLACKROCK S&P         IN THE
   INDEPENDENT TRUSTEES    BOND INDEX FUND    500 STOCK FUND    SUPERVISED FUNDS
   --------------------    ---------------    --------------    ----------------

   David O. Beim                None              None           over $100,000

   Ronald W. Forbes             None              None           over $100,000

   Dr. Matina S. Horner         None              None           over $100,000

   Rodney D. Johnson            None              None           over $100,000

   Herbert I. London            None              None          $50,001-$100,000

   Cynthia A. Montgomery        None              None           over $100,000

   Joseph P. Platt, Jr.         None              None           over $100,000

   Robert C. Robb, Jr.          None              None           over $100,000

   Toby Rosenblatt              None              None           over $100,000

   Kenneth L. Urish             None              None          $50,001-$100,000

   Frederick W. Winter          None              None           over $100,000

OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of March 31, 2010, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of any

Fund. As of March 31, 2010, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of affiliates of the Investment Adviser.

COMPENSATION OF TRUSTEES. Each current Trustee who is an Independent Trustee is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Trust and MIP, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance Committees and Performance Oversight Committees and the Vice-Chair of the Performance Oversight Committees are each paid an additional annual retainer of $25,000. The Chair of the Product Pricing Committee, who oversees funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes.

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Trust and MIP, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay's compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Trust and MIP) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board or any other BlackRock-advised Fund may modify the board members' compensation from time to time depending on market conditions and Mr. Gabbay's compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, the Trust paid each Independent Trustee then in office the Trust's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee;
(iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust's allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee was paid the Trust's allocable share of an annual fee of $5,000. The Lead Independent Trustee was paid the Trust's allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees of the Trust listed below resigned (each, a "Previous Trustee"). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2009. Compensation is not shown for the New Trustees because they did not serve as Trustees of the Trust until December 1, 2009, and the New Trustees did not receive compensation from the Trust in 2009.

           COMPENSATION FOR THE FISCAL
           YEAR ENDED DECEMBER 31, 2009
           ----------------------------
                                                           TOTAL
                                           AGGREGATE    COMPENSATION
                                          COMPENSATION   FROM FUND
           NAME OF INTERESTED TRUSTEE    FROM THE TRUST  COMPLEX/1/
           --------------------------    --------------  ----------

             Lee T. Kranefuss                 $0             $0

             H. Michael Williams              $0             $0

                                                           TOTAL
                                           AGGREGATE    COMPENSATION
                                          COMPENSATION   FROM FUND
           NAME OF INDEPENDENT TRUSTEES  FROM THE TRUST  COMPLEX/1/
           ----------------------------  --------------  ----------

             Mary G. F. Bitterman/2/        $78,394       $157,000

             A. John Gambs/3/               $72,310       $157,500

             Hayne E. Leland                $60,640       $132,000

             Jeffrey M. Lyons               $67,078       $146,000

             Wendy Paskin-Jordan            $64,552       $140,500

             Leo Soong/4/                   $72,584       $158,000

-------------
/1/ Includes compensation for serving on the Board of Trustees of MIP. /2/ Previously the Nominating and Governance Committee Chair.
/3/ Previously the Audit Committee Chair.
/4/ Previously the Lead Independent Trustee.

MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Master Portfolio of MIP. In other words, the Funds are "Feeder Funds" into the Master Portfolios. The Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (E.G., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, although it is unlikely, the master/feeder structure may give rise to accounting or operational difficulties.

A Fund may withdraw its investment in the corresponding Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Prior to any such withdrawal, the Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with substantially the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Fund and its Master Portfolios.

The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund either will hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolios from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolios that are non-fundamental may be changed by the vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio.

A Fund also may elect to redeem its interests from its Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. Each Fund will provide its shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the Fund or the corresponding Master Portfolio, to the extent possible.

CODES OF ETHICS. The Trust, BFA and BRIL have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS. The Board of Trustees of MIP has delegated the voting of proxies for each Master Portfolio's securities to BFA pursuant to MIP's proxy voting guidelines. Under these guidelines, BFA will vote proxies related to the securities held by each Master Portfolio in the best interests of the Master Portfolio and its stockholders. From time to time, a vote may present a conflict between the interests of the Master Portfolio's stockholders, on the one hand, and those of BFA, or any affiliated person of MIP or BFA, on the other. In such event, provided that Blackrock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BFA's clients. If BFA determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock's Portfolio Management Group and/or BlackRock's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of MIP's Proxy Voting Policies is attached as Appendix B.

Information on how a Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

SHAREHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to BlackRock Funds III Board of Trustees, c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

POTENTIAL CONFLICTS OF INTEREST. The Bank of America Corporation ("BAC"), through its subsidiary Merrill Lynch & Co., Inc. ("Merrill Lynch"), Barclays PLC ("Barclays"), and The PNC Financial Services Group, Inc. ("PNC"), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Trust's investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities") (BAC Entities and Barclays Entities, collectively, the "BAC/Barclays Entities"), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than those of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund's creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Proxy Voting Policies of the Master Portfolios."

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its management fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Determination of Net Asset Value" in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Trust's Board of Trustees. When determining an asset's "fair value," BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Trust, BRIL and BFA each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or a Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock's policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) or BAC/Barclays Entities for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to equitably allocate limited investment opportunities among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock's intended strategy with respect to such security or asset.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as authorized participants in the creation and redemption of ETFs, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such ETFs, which could render them statutory underwriters.

The custody arrangement described in "Investment Adviser and Other Service Providers" may lead to potential conflicts of interest with BFA where BFA has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund's actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BFA would be required to make to the Fund. This could be viewed as having the potential to provide BFA an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BFA might otherwise reimburse. However, portfolio managers of BFA do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2010, the shareholders identified below were known by the Trust to own 5% or more of the indicated Fund's outstanding shares in the following capacity:

                               NAME AND ADDRESS OF       PERCENTAGE  NATURE OF
         NAME OF FUND          SHAREHOLDER                OF FUND    OWNERSHIP
         ------------          -----------                -------    ---------

 BlackRock Bond Index Fund     Bank of America              5%        Record
                               411 Akard Street, 5th
                               Floor
                               Dallas, Texas 75201

                               Merrill Lynch, Pierce,       8%        Record
                               Fenner & Smith
                               4800 Deer Lake Drive
                               East 3rd Floor
                               Jacksonville, FL 32246

                               SEI Private Trust Company    22%       Record
                               One Freedom Valley Drive
                               Oaks, PA 19456

                               Charles Schwab & Co.,        41%       Record
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104

 BlackRock S&P 500 Stock Fund  PIMS/Prudential              5%        Record
                               Retirement
                               40650 Encyclopedia Circle
                               Fremont, CA 94538

                               Oklahoma Public              6%        Record
                               Employees Retirement
                               System
                               8515 East Orchard Road #
                               2T2
                               Greenwood Village, CO
                               80111

                               The New England Life         6%        Record
                               Insurance Co.
                               8515 East Orchard Road #
                               2T2
                               Greenwood Village, CO
                               80111

                               Evercore Trust Company,      9%        Record
                               NA
                               601 S Figueroa Street,
                               44th Floor
                               Los Angeles, CA 90017

                               Crown Equipment              10%       Record
                               Corporation
                               P.O. Box 419784
                               Kansas City, MO 64141

                               Merrill Lynch, Pierce,       14%       Record
                               Fenner & Smith
                               4800 Deer Lake Drive
                               East 3rd Floor
                               Jacksonville, FL 32246

                               Northern Trust Company       14%       Record
                               P.O. Box 92956
                               Chicago, IL 60675

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

As of March 31, 2010, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER. BFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (each, an "Advisory Contract") with MIP. Pursuant to the Advisory Contracts, BFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.

The applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty on 60 days' written notice by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

ADVISORY FEES. BFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of S&P 500 Stock Master Portfolio and 0.08% of the average daily net assets of Bond Index Master Portfolio. From time to time, BFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.

For the fiscal years shown below, the related Master Portfolio of each Fund paid the following management fee to BFA, net of waivers and/or offsetting credits:

                              FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                             12/31/2007        12/31/2008        12/31/2009
----                          ----------------- ----------------- -----------------

BlackRock Bond Index Fund         $55,816           $79,815            $94,206

BlackRock S&P 500 Stock Fund      $134,756          $126,312           $90,063

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the period from January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against management fees paid by the Master Portfolios in which the Funds invest:

                              FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                             12/31/2007        12/31/2008        12/31/2009
----                          ----------------- ----------------- -----------------

BlackRock Bond Index Fund          $32,059           $21,382           $21,135

BlackRock S&P 500 Stock Fund       $6,002            $5,426            $4,424

ADMINISTRATOR. The Trust has engaged BTC to provide certain administration services to the Funds. BTC and its affiliates provide the Funds with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the Funds' administrative operations, preparation of proxy statements and shareholder reports. BTC and its affiliates also furnish office space and certain facilities to conduct the Funds' business and compensate the Trust's Trustees, officers and employees who are affiliated with BTC. BTC is entitled to receive an annual administration fee of 0.15% of each Fund's average daily net assets for providing administration services.

BTC also may engage and supervise Shareholder Servicing Agents, as defined in "Shareholder Servicing Agents" below, on behalf of the Funds.

BTC has engaged State Street to provide certain sub-administrative services to the Funds. BTC, not the Funds, is responsible for providing compensation to State Street for such services.

BTC has also agreed to bear all costs of the Funds' operations, other than brokerage expenses, management fees, distribution plan expenses, certain fees and expenses related to the Trust's Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BTC has contracted with State Street to provide certain sub-administration services for the Funds, and BTC pays State Street for these services.

For the fiscal years shown below, the Funds paid the following administration fees to BTC, net of waivers and/or offsetting credits:

                              FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                             12/31/2007        12/31/2008        12/31/2009
----                          ----------------- ----------------- -----------------

BlackRock Bond Index Fund         $146,680          $177,074          $203,528

BlackRock S&P 500 Stock Fund      $401,986          $380,680          $270,219

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust and the independent registered public accounting firm that provides audit services in connection with the Funds (collectively referred to as the "Independent Expenses") are paid directly by the Funds. For the period from January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Funds for such Independent Expenses.

For the fiscal years shown below, BTC provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the Funds:

                              FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                             12/31/2007        12/31/2008        12/31/2009
----                          ----------------- ----------------- -----------------

BlackRock Bond Index Fund          $17,993           $12,590           $12,655

BlackRock S&P 500 Stock Fund       $19,625           $14,565           $13,119

SHAREHOLDER SERVICING AGENTS. The Board of Trustees has adopted a Shareholder Servicing Plan pursuant to which the Funds have entered into Shareholder Servicing Agreements with BTC and other entities, and BTC may also enter into Shareholder Servicing Agreements with such other entities (including BlackRock, BRIL, BAC, Merrill Lynch, PNC, Barclays and their affiliates) (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided by BTC or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled "Administrator," BTC pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust's Board of Trustees for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BTC or the Funds' other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.15% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the Financial Industry Regulatory Authority, Inc. ("FINRA" and f/k/a the National Association of Securities Dealers, Inc. ("NASD")), whichever is less.

For the fiscal years shown below, BTC paid shareholder servicing fees on behalf of the Funds in the following amounts:

                              FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                             12/31/2007        12/31/2008        12/31/2009
----                          ----------------- ----------------- -----------------

BlackRock Bond Index Fund         $42,313           $50,551            $51,533

BlackRock S&P 500 Stock Fund      $140,584          $171,065           $89,211

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the Funds' Prospectus and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

NON-PLAN PAYMENTS. BlackRock may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, BlackRock or its affiliates may compensate affiliated and unaffiliated entities (including BlackRock, BRIL, BAC, Merrill Lynch, PNC, Barclays and their affiliates, and entities that may also be serving as distribution agents or Shareholder Servicing Agents of the Fund) (collectively, "Service Organizations") for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These payments that are not associated with a Shareholder Servicing Plan or distribution plan and are therefore referred to as "non-Plan payments". The non-Plan payments would be in addition to a Fund's payments described in this SAI for distribution (if the Fund has adopted a distribution plan pursuant to Rule 12b-1) and shareholder servicing. These non-Plan payments may take the form of, among other things, "due diligence" payments for a dealer's examination of the Funds and payments for providing extra employee training and information relating to Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" fees for directing investors to the Fund; "distribution and marketing support" fees or "revenue sharing" for providing assistance in promoting the sale of the Funds' shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BlackRock and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BlackRock's or its affiliates' own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund's shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BlackRock or its affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year's Fund sales by that Service Organization, and
(b) 0.21% of the assets attributable to that Service Organization invested in a Fund. As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments in association with sale and distribution of products other than the Funds, that are advised or offered by BlackRock or its affiliates: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Financial Network Investment Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, Multi-Financial Services Corporation, New England Securities Corporation, Oppenheimer & Co. Inc., PrimeVest Financial Services, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc., Commonwealth Equity Services, LLP (Commonwealth Financial Network), Wells Fargo and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees).

OTHER DISTRIBUTION ARRANGEMENTS. If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BlackRock and its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BlackRock and its affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

DISTRIBUTOR. BlackRock Investments, LLC is the distributor for the Funds' shares. The Distributor is a registered broker-dealer located at 40 East 52nd Street, New York, New York 10022.

Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

CUSTODIAN. State Street is the custodian for each Fund and Master Portfolio and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of each Fund and Master Portfolio; receives and delivers all assets for each Fund and Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and Master Portfolio and pays all expenses of each Fund and Master Portfolio. State Street is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BTC for providing sub-administration services to the Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT. PNC Global Investment Servicing (U.S.) Inc., a subsidiary of PNC, acts as each Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement") with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. PNC GIS is paid fees for the services it provides based on the type of account and the level of services provided. PNC GIS is also entitled to be reimbursed for its reasonable out-of-pocket expenses. BTC has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. PNC GIS may be paid fees for certain accounts that participate in certain fee-based programs sponsored by BFA or its affiliates. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Trust, MIP and BFA.

PORTFOLIO MANAGERS

As of December 31, 2009, the individuals named in BlackRock Bond Index Fund's Prospectus as members of the Portfolio Management Team for Bond Index Master Portfolio were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

                      REGISTERED                                        ACCOUNTS WITH
                      INVESTMENT       OTHER POOLED                    INCENTIVE-BASED
                      COMPANIES     INVESTMENT VEHICLES OTHER ACCOUNTS FEE ARRANGEMENTS
                      ---------     ------------------- -------------- ----------------

LEE STERNE

Number of Accounts        26                31                12              9

Net Assets          $76,097,112,241   $69,388,533,026   $1,173,462,009  $6,637,006,448

                      REGISTERED                                        ACCOUNTS WITH
                      INVESTMENT       OTHER POOLED                    INCENTIVE-BASED
                      COMPANIES     INVESTMENT VEHICLES OTHER ACCOUNTS FEE ARRANGEMENTS
                      ---------     ------------------- -------------- ----------------

JOHN SULSKI

Number of Accounts        N/A               N/A              N/A             N/A

Net Assets                N/A         $17,451,584,019   $1,724,147,238       N/A

                      REGISTERED                                        ACCOUNTS WITH
                      INVESTMENT       OTHER POOLED                    INCENTIVE-BASED
                      COMPANIES     INVESTMENT VEHICLES OTHER ACCOUNTS FEE ARRANGEMENTS
                      ---------     ------------------- -------------- ----------------

SCOTT RADELL

Number of Accounts        N/A                3                7               2

Net Assets                N/A         $1,663,922,398    $1,664,711,887  $1,493,503,959

As of December 31, 2009, the individuals named in BlackRock S&P 500 Stock Fund's Prospectus as members of the Portfolio Management Team for S&P 500 Stock Master Portfolio were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

                       REGISTERED                                  ACCOUNTS WITH
                       INVESTMENT       OTHER POOLED      OTHER   INCENTIVE-BASED
                       COMPANIES     INVESTMENT VEHICLES ACCOUNTS FEE ARRANGEMENTS
                       ---------     ------------------- -------- ----------------

DIANE HSIUNG

Number of Accounts        163                N/A            3           N/A

Net Assets          $289,813,269,757         N/A         $358,999       N/A

                       REGISTERED                                          ACCOUNTS WITH
                       INVESTMENT       OTHER POOLED                      INCENTIVE-BASED
                       COMPANIES     INVESTMENT VEHICLES  OTHER ACCOUNTS  FEE ARRANGEMENTS
                       ---------     -------------------  --------------  ----------------

GREG SAVAGE

Number of Accounts        163               N/A                 4               N/A

Net Assets          $289,813,269,757        N/A              $411,886           N/A

                       REGISTERED                                          ACCOUNTS WITH
                       INVESTMENT       OTHER POOLED                      INCENTIVE-BASED
                       COMPANIES     INVESTMENT VEHICLES  OTHER ACCOUNTS  FEE ARRANGEMENTS
                       ---------     -------------------  --------------  ----------------

EDWARD CORALLO

Number of Accounts        N/A               156                 42              12

Net Assets                N/A         $393,930,446,775   $102,307,141,326 $19,136,181,495

                       REGISTERED                                          ACCOUNTS WITH
                       INVESTMENT       OTHER POOLED                      INCENTIVE-BASED
                       COMPANIES     INVESTMENT VEHICLES  OTHER ACCOUNTS  FEE ARRANGEMENTS
                       ---------     -------------------  --------------  ----------------

CHRISTOPHER BLISS

Number of Accounts        N/A               100                 21               4

Net Assets                N/A         $188,909,282,818   $35,915,394,377  $13,068,141,326

                       REGISTERED                                          ACCOUNTS WITH
                       INVESTMENT       OTHER POOLED                      INCENTIVE-BASED
                       COMPANIES     INVESTMENT VEHICLES  OTHER ACCOUNTS  FEE ARRANGEMENTS
                       ---------     -------------------  --------------  ----------------

JENNIFER HSUI

Number of Accounts        N/A                50                 37               8

Net Assets                N/A         $286,007,260,359   $59,955,121,616  $16,222,256,989

Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data.

BFA or BTC, as applicable, are required to manage each portfolio or account to meet those objectives. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio's or account's gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the portfolio managers favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for the listed Portfolio Management Team members of Bond Index Master Portfolio, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of December 31, 2009:

                                  NUMBER OF OTHER ACCOUNTS WITH
                                     PERFORMANCE-BASED FEES       AGGREGATE OF
                                  MANAGED BY PORTFOLIO MANAGER    TOTAL ASSETS
                                  ----------------------------    ------------

LEE STERNE

Registered Investment Companies                N/A                     N/A

Other Pooled Investment Vehicles                2                      N/A

Other Accounts                                  7               $6,637,006,447.88

                                  NUMBER OF OTHER ACCOUNTS WITH
                                     PERFORMANCE-BASED FEES       AGGREGATE OF
                                  MANAGED BY PORTFOLIO MANAGER    TOTAL ASSETS
                                  ----------------------------    ------------

JOHN SULSKI

Registered Investment Companies                N/A                     N/A

Other Pooled Investment Vehicles               N/A                     N/A

Other Accounts                                 N/A                     N/A

                                  NUMBER OF OTHER ACCOUNTS WITH
                                     PERFORMANCE-BASED FEES       AGGREGATE OF
                                  MANAGED BY PORTFOLIO MANAGER    TOTAL ASSETS
                                  ----------------------------    ------------

SCOTT RADELL

Registered Investment Companies                N/A                     N/A

Other Pooled Investment Vehicles                2               $1,493,503,958.64

Other Accounts                                 N/A                     N/A

The below table reflects, for the listed Portfolio Management Team members of S&P 500 Stock Master Portfolio, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of the dates indicated below:

                                    NUMBER OF OTHER ACCOUNTS WITH  AGGREGATE
                                       PERFORMANCE-BASED FEES          OF
                                    MANAGED BY PORTFOLIO MANAGER  TOTAL ASSETS
                                    ----------------------------  ------------

  DIANE HSIUNG

  Registered Investment Companies                N/A                  N/A

  Other Pooled Investment Vehicles               N/A                  N/A

  Other Accounts                                 N/A                  N/A

                                    NUMBER OF OTHER ACCOUNTS WITH  AGGREGATE
                                       PERFORMANCE-BASED FEES          OF
                                    MANAGED BY PORTFOLIO MANAGER  TOTAL ASSETS
                                    ----------------------------  ------------

  GREG SAVAGE

  Registered Investment Companies                N/A                  N/A

  Other Pooled Investment Vehicles               N/A                  N/A

  Other Accounts                                 N/A                  N/A


                                  NUMBER OF OTHER ACCOUNTS WITH
                                     PERFORMANCE-BASED FEES        AGGREGATE OF
                                  MANAGED BY PORTFOLIO MANAGER     TOTAL ASSETS
                                  ----------------------------     ------------

EDWARD CORALLO

Registered Investment Companies                N/A                     N/A

Other Pooled Investment Vehicles                7               $6,068,040,169.42

Other Accounts                                  5               $13,068,141,325.51

                                  NUMBER OF OTHER ACCOUNTS WITH
                                     PERFORMANCE-BASED FEES        AGGREGATE OF
                                  MANAGED BY PORTFOLIO MANAGER     TOTAL ASSETS
                                  ----------------------------     ------------

CHRISTOPHER BLISS

Registered Investment Companies                N/A                     N/A

Other Pooled Investment Vehicles                4                $13,068,141,326

Other Accounts                                 N/A                     N/A

                                  NUMBER OF OTHER ACCOUNTS WITH
                                     PERFORMANCE-BASED FEES        AGGREGATE OF
                                  MANAGED BY PORTFOLIO MANAGER     TOTAL ASSETS
                                  ----------------------------     ------------

JENNIFER HSUI

Registered Investment Companies                N/A                     N/A

Other Pooled Investment Vehicles                3                 $3,185,008,057

Other Accounts                                  5                $13,037,248,932

The discussion below describes the Portfolio Manager's compensation as of December 1, 2009.

PORTFOLIO MANAGER COMPENSATION OVERVIEW. BFA's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, and participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock common stock.

As of December 31, 2009, the listed Portfolio Management Team members of Bond Index Master Portfolio beneficially owned shares in BlackRock Bond Index Fund that invests in the Master Portfolio in amounts reflected in the following table:

     BLACKROCK BOND INDEX FUND
                                   $10,001 $50,001  $100,001 $500,001 OVER
                   NONE $1 TO $10K TO $50K TO $100K TO $500K  TO $1M  $1M
                   ---- ---------- ------- -------- --------  ------  ---

     Lee Sterne     X

     John Sulski    X

     Scott Radell   X

As of December 31, 2009, the listed Portfolio Management Team members of S&P 500 Stock Master Portfolio beneficially owned shares in BlackRock S&P 500 Stock Fund that invests in the Master Portfolio in amounts reflected in the following table:

   BLACKROCK S&P 500 STOCK FUND
                                      $10,001 $50,001  $100,001 $500,001 OVER
                      NONE $1 TO $10K TO $50K TO $100K TO $500K  TO $1M  $1M
                      ---- ---------- ------- -------- --------  ------  ---

   Diane Hsiung        X

   Greg Savage         X

   Edward Corallo      X

   Christopher Bliss   X

   Jennifer Hsui       X

DETERMINATION OF NET ASSET VALUE

VALUATION OF SHARES. The aggregate net asset value of each Fund is calculated based on the net asset value of the corresponding Master Portfolio and is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based upon prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after such an order is placed. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The aggregate net asset value of the Master Portfolio is the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to BlackRock, are accrued daily. Each investor in the Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor's interest in the Master Portfolio will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Master Portfolio by the percentage, effective for that day, that represents the investor's share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate interests in the Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Master Portfolio effected on such day, and
(ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Master Portfolio after the close of business on the NYSE or the next determination of the aggregate net asset value of the Master Portfolio.

Valuation of securities held by each Fund or Master Portfolio is as follows:

EQUITY INVESTMENTS. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an "Exchange") are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Fund values such security, the prior day's price will be used, unless BlackRock determines that such prior day's price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

FIXED-INCOME INVESTMENTS. Fixed-income securities for which market quotations are readily available are generally valued using such securities' most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust's Board. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BFA determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed-income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

OPTIONS, FUTURES, SWAPS AND OTHER DERIVATIVES. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day's price will be used, unless BlackRock determines that such prior day's price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. Over-the-counter ("OTC") options may be valued using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

UNDERLYING FUNDS. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

GENERAL VALUATION INFORMATION

In determining the market value of portfolio investments, the Funds may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund's books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each Fund's securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Trust's Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Trust's Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Funds may be traded on foreign exchanges or OTC markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

FAIR VALUE. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund's investments are valued at fair value ("Fair Value Assets"). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Trust's Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund's assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day's price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund's pricing time.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock's Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Funds' accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Funds. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm's-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund's annual audited financial statements, which are prepared in accordance with generally accepted accounting principles ("GAAP"), follow the requirements for valuation set forth in Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, FAS 157 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund's inability to obtain a third-party determination of fair market value.

PURCHASE, REDEMPTION AND PRICING OF SHARES

TERMS OF PURCHASE AND REDEMPTION. The Funds are generally open Monday through Friday and are closed on weekends and are generally closed on all other days which the NYSE is closed for regular trading. The holidays on which the NYSE closed currently are: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the minimum amounts required for initial investment and subsequent investment, if any. On any day the Funds close early, purchase and redemption orders received after a Fund's closing time will be executed on the next business day. In addition, each Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC.

IN-KIND PURCHASES. Payment for shares of a Fund may, at the discretion of BFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities
(i) be valued on
the day of purchase in accordance with the pricing methods used by the Fund or its Master Portfolio ; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it;
(iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Each Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

SUSPENSION OF REDEMPTION RIGHTS OR PAYMENT OF REDEMPTION PROCEEDS. The Trust may suspend the right of redemption or postpone redemption payments for longer than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio's investments is not reasonably practicable; or
(iv) for such other periods as the SEC by order may permit, as permitted under
Section 22(e) of the 1940 Act, and other applicable laws.

DECLARATION OF TRUST PROVISIONS REGARDING REDEMPTIONS AT OPTION OF TRUST. As provided in the Trust's Declaration of Trust, the Trustees may require shareholders to redeem shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to such shareholder.

PORTFOLIO TRANSACTIONS

Since each Fund invests all of its assets in a Master Portfolio, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

GENERAL. Subject to policies established by the Board of Trustees, BFA is primarily responsible for the execution of a Master Portfolio's portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

A Master Portfolio's purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio with respect to the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

Each Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund and interests of the Master Portfolios are redeemable on a daily basis in U.S. dollars, each Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Master Portfolio's portfolio strategies.

Each Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed-income securities such as corporate debt and U.S. government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

A Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of a Master Portfolio and shareholders of a corresponding Fund.

BROKERAGE COMMISSIONS. The table below sets forth the brokerage commissions paid by each Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolios from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to affiliated brokers:

                                FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
       MASTER PORTFOLIO            12/31/2007        12/31/2008        12/31/2009
       ----------------            ----------        ----------        ----------

Bond Index Master Portfolio            N/A              N/A                N/A

S&P 500 Stock Master Portfolio       $43,298          $113,013           $14,788

BROKERAGE COMMISSIONS PAID TO AFFILIATES. During the past three fiscal years, the Master Portfolios paid no brokerage commissions to affiliated brokers.

SECURITIES OF REGULAR BROKERS-DEALERS. As of December 31, 2009, the Master Portfolios owned securities of their "regular brokers or dealers" (as defined in the 1940 Act) or their parents, as follows:

  MASTER PORTFOLIO                BROKER-DEALER OR PARENT           AMOUNT
  ----------------                -----------------------           ------

  Bond Index Master Portfolio     Citigroup Inc.                   $781,585

                                  Morgan Stanley                   $698,099

                                  Goldman Sachs Group Inc. (The)   $676,702

                                  JP Morgan Chase & Co.            $373,769

                                  Deutsche Bank AG                 $107,956

  S&P 500 Stock Master Portfolio  JP Morgan Chase & Co            $33,200,656

                                  Goldman Sachs Group Inc. (The)  $17,553,788

                                  Citigroup Inc.                  $13,026,191

                                  Morgan Stanley                  $8,142,575

DISTRIBUTIONS AND TAXES

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Account Information -- Taxes." The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Internal Revenue Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the Internal Revenue Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in section 851(h) of the Internal Revenue Code. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the value of its assets consists of
(A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the regulated investment company's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the regulated investment company's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the regulated investment company controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the Internal Revenue Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to U.S. federal income tax on the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it is declared. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Internal Revenue Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders also would be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

EXCISE TAX. A 4% non-deductible excise tax will be imposed on each Fund's capital gain net income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (ii) at least 98% of its capital gain net income for the 12 month period ending on October 31, and
(iii) all of its ordinary capital gain net income from previous years that was not distributed or subject to tax during such years. Each Fund intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

CAPITAL LOSS CARRY-FORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of December 31, 2009, the Funds had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the years indicated:

                       EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
        FUND          12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017
        ----          ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

BlackRock Bond Index
Fund                     $--      $36,738      $--     $1,501,172 $2,280,081  $450,134   $291,035     $--

BlackRock S&P 500
Stock Fund            72,553,461    --      1,601,227  21,068,838 31,394,394 18,209,354 55,579,531 21,080,621

EQUALIZATION ACCOUNTING. Under the Internal Revenue Code, a Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the Fund's required distributions amounts by a portion of the redemption proceeds paid to redeeming shareholders. However, the IRS has not expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

INVESTMENT THROUGH MASTER PORTFOLIOS. Each Fund seeks to continue to qualify as a regulated investment company by investing its assets in a Master Portfolio. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in a Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (I.E., "passed-through" to) its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Internal Revenue Code and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, a Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by its investors (such as a Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF FUND INVESTMENTS. In general, if a Fund realizes gains or losses on the sale of portfolio securities by the Master Portfolio, such gains or losses are capital gains or losses, and if the Master Portfolio has held the disposed securities for more than one year at the time of disposition, such gains and losses generally are treated as long-term capital gains or losses.

If a Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, usually at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark-to-market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at fair market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated "hedging transactions," as defined in Section 1221(b)(2) of the Internal Revenue Code, are excepted from the mark-to-market rule and the "60%/40%" rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the IRC, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if one or more (but not all) of the futures, forward, or option contracts or other positions comprising a part of such straddles are governed by Section 1256 of the Internal Revenue Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to a Fund that had not engaged in such transactions.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property:
(i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock, but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the Fund could be subject to U.S. federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Internal Revenue Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated PRO RATA to distributions made throughout the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must generally be reported on each Fund shareholder's U.S. federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each Fund has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income or, if so designated by a Fund and certain other conditions are met, as "qualified dividend income" taxable at a reduced U.S. federal income tax rate to individual shareholders.

Dividend income distributed to individual shareholders will qualify as "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Internal Revenue Code to the extent such distributions are attributable to income from the Fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and the shareholders. Since the income of BlackRock Bond Index Fund is not generally from sources that pay qualified dividend income, none of the distributions to shareholders of that Fund are expected to be taxable as qualified dividend income.

A distribution that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (i) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (ii) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (iii) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions designated by a Fund as a capital gain dividend will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Ginnie Mae or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

SALES OF FUND SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of a Fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN TAXES. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-FOREIGN TAXES. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a PRO RATA basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, neither of the Funds expects to qualify for this election.

FEDERAL INCOME TAX RATES. As of the printing of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) qualified dividend income is 15%; (iii) capital gain dividend is 15%; and (iv) long-term capital gains is 15%.

An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends, long-term capital gains, and qualified dividend income may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends, long-term capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income, qualified dividend income, capital gain dividends and long-term capital gain is generally 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

BACK-UP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("back-up withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder's social security or other "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to back-up withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to back-up withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her U.S. federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase for taxable years beginning after December 31, 2010.

TAX-DEFERRED PLANS. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans, Savings Incentive Match Plans for Employees, Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

CORPORATE SHAREHOLDERS. Subject to limitations and other rules, a corporate shareholder of BlackRock S&P 500 Stock Fund may be eligible for the dividends-received deduction on Fund distributions to the extent that such distributions are attributable to dividends from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91-day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and
(ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91-day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

FOREIGN SHAREHOLDERS. With respect to taxable years of a Fund beginning before January 1, 2010, certain distributions, if designated by a Fund as "interest-related dividends," generally attributable to the Fund's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (I.E., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). If applicable, each Fund may choose to designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a Fund, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2010, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning before January 1, 2010, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a Fund may choose to designate as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed to be property situated in the U.S. and will be subject to federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying before January 1, 2010, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares are not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that are "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bear to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

RECENTLY ENACTED LEGISLATION. Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Internal Revenue Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and
(ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 11 separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund's fundamental investment policies.

VOTING. All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the

Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of that Fund. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's investment objective or policies on a Fund, as an interestholder in the Master Portfolio, or the Fund's shareholders, see "Management --Master/Feeder Structure."

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS. Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will follow its voting procedures, as described in "Voting."

ADDITIONAL INFORMATION ON THE FUNDS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-800-537-4942 (toll-free).

The registration statement, including the Prospectus, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectus, this SAI and in the Trust's official sales literature in connection with the offer of the Trust's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2009 for each Fund and related Master Portfolio are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on March 10, 2010. The annual report, which contains the referenced audited financial statements, is available upon request and without charge.

                                  APPENDIX A

                     DESCRIPTION OF CORPORATE BOND RATINGS

Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

The descriptions below relate to corporate bonds and are not applicable to the other types of securities.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT-GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

NOTES TO RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "B," or to short-term ratings other than "F-l."

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                                  APPENDIX B

                             PROXY VOTING POLICIES

                        For The BlackRock-Advised Funds

                                December, 2009

                      Copyright (C) 2009 BlackRock, Inc.

All rights reserved.

                               TABLE OF CONTENTS

                                                        PAGE
                                                        ----

                    I. INTRODUCTION....................
                                                        B-3

                    II. PROXY VOTING POLICIES..........
                                                        B-4

                    A. Boards of Directors.............
                                                        B-4

                    B. Auditors........................
                                                        B-4

                    C. Compensation and Benefits.......
                                                        B-4

                    D. Capital Structure...............
                                                        B-4

                    E. Corporate Charter and By-Laws...
                                                        B-4

                    F. Environmental and Social Issues.
                                                        B-4

                    IV. REPORTS TO THE BOARD...........
                                                        B-5

I. INTRODUCTION

The Trustees/Directors ("Directors") of the BlackRock-Advised Funds (the "Funds") have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers ("BlackRock"), the investment adviser to the Funds, as part of BlackRock's authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds' shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock's Corporate Governance Committee (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock's proxy voting guidelines. BlackRock's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BlackRock or BlackRock's affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A. BOARDS OF DIRECTORS

The Funds generally support the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee's history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation's choice of auditor, in individual cases, consideration may be given to an auditors' history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company's board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BlackRock or BlackRock's affiliates, from having undue influence on BlackRock's proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

SAI-BR3-BDSP-0510

                      STATEMENT OF ADDITIONAL INFORMATION

                              BLACKROCK FUNDS III

                               DATED MAY 1, 2010

                 PORTFOLIO/SHARE CLASS                   TICKER
                 ---------------------                   ------
                 LIFEPATH(Reg. TM) RETIREMENT PORTFOLIO
                   Investor A Shares                     LPRAX
                   Investor C Shares                     LPCRX
                   Institutional Shares                  STLAX
                   Class K Shares                        LPSAX
                   Class R Shares                        LPRRX
                 LIFEPATH 2020 PORTFOLIO(Reg. TM)
                   Investor A Shares                     LPRCX
                   Investor C Shares                     LPCMX
                   Institutional Shares                  STLCX
                   Class K Shares                        LPSCX
                   Class R Shares                        LPRMX
                 LIFEPATH 2030 PORTFOLIO(Reg. TM)
                   Investor A Shares                     LPRDX
                   Investor C Shares                     LPCNX
                   Institutional Shares                  STLDX
                   Class K Shares                        LPSDX
                   Class R Shares                        LPRNX
                 LIFEPATH 2040 PORTFOLIO(Reg. TM)
                   Investor A Shares                     LPREX
                   Investor C Shares                     LPCKX
                   Institutional Shares                  STLEX
                   Class K Shares                        LPSFX
                   Class R Shares                        LPRKX
                 LIFEPATH(Reg. TM) 2050 PORTFOLIO
                   Investor A Shares                     LPRFX
                   Investor C Shares                     LPCPX
                   Institutional Shares                  STLFX
                   Class K Shares                        LPSGX
                   Class R Shares                        LPRPX

BlackRock Funds III (the "Trust") is an open-end, series management investment company. This combined Statement of Additional Information ("SAI") contains additional information about Investor A Shares, Investor C Shares, Institutional Shares, Class K Shares and Class R Shares of the Trust's LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio (each, a "LifePath Portfolio" and collectively, the "LifePath Portfolios"). The LifePath Portfolios were formerly named the LifePath Funds.

Each LifePath Portfolio invests substantially all of its assets in a separate portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios") of Master Investment Portfolio ("MIP") that has the same investment objective as the corresponding LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds"). MIP is an open-end, series management investment company. BlackRock Fund Advisors ("BFA" or the "Investment Adviser") (formerly, Barclays Global Fund Advisors) serves as investment adviser to the Master Portfolios and also serves as investment adviser to each of the Underlying Funds, except for the BlackRock Cash Funds: Institutional, a series of the Trust, which invests all of its assets in a master portfolio of MIP advised by BFA. References to the investments, investment policies and risks of a LifePath Portfolio, unless otherwise indicated, should be understood to include references to the investments, investment policies and risks of such Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the current prospectuses for Investor A Shares, Investor C Shares, Institutional Shares, Class K Shares and Class R Shares of the LifePath Portfolios, each dated May 1, 2010, (each, a "Prospectus" and collectively, the "Prospectuses"). All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the LifePath Portfolios, which include the schedule of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2009, are hereby incorporated by reference to the LifePath Portfolios' annual reports and semi-annual reports. Copies of the Prospectuses, annual reports, and semi-annual reports may be obtained without charge by calling 1-800-441-7762 (toll-free).

LifePath(Reg. TM) is a registered service mark of BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

                               TABLE OF CONTENTS

                                                          PAGE
                                                          ----

                  History of the Trust...................   1

                  Description of the LifePath               1
                    Portfolios and their Investments
                    and Risks............................

                     Investment Objective and Policies...   1

                     Investment Restrictions.............   2

                     Fundamental Investment Restrictions.   2

                     Non-Fundamental Investment             3
                       Restrictions......................

                     Fundamental Investment                 3
                       Restrictions of the Master
                       Portfolios........................

                     Non-Fundamental Investment             4
                       Restrictions of the Master
                       Portfolios........................

                  Investments and Risks of the Master       5
                    Portfolios...........................

                     Borrowing...........................   5

                     Investments in Underlying Funds.....   5

                     Loans of Portfolio Securities.......   5

                     Short-Term Instruments..............   5

                     U.S. Government Obligations.........   6

                  Investments and Risks of the              6
                    Underlying Funds.....................

                     Asset-Backed and Commercial            6
                       Mortgage-Backed Securities........

                     Bonds...............................   6

                     Borrowing...........................   7

                     Brady Bonds.........................   7

                     Collateralized Debt Obligations.....   7

                     Convertible Securities..............   8

                     Corporate Bonds.....................   8

                     Credit-Linked Securities............   8

                     Currency Transactions...............   9

                     Diversification and Concentration...  10

                     Equity Securities...................  10

                     Floating-Rate and Variable-Rate       11
                       Obligations.......................

                     Forward Commitments, When-Issued      11
                       Purchases and Delayed-Delivery
                       Transactions......................

                     Funding Agreements..................  12

                     Futures Contracts, Options            12
                       Transactions, and Swap
                       Transactions......................

                     High-Yield Securities...............  13

                     Hybrid ARM Securities...............  14

                     Illiquid Securities.................  15

                     Inflation-Protected Obligations.....  15

                     iShares Funds.......................  15

                                                          PAGE
                                                          ----

                     Investment Companies................  15

                     Letters of Credit...................  16

                     Loan Participations and Assignments.  16

                     Loans of Portfolio Securities.......  18

                     Mortgage Pass-Through Securities....  18

                     Mortgage Securities.................  19

                     Municipal Securities................  20

                     Non-U.S. Securities and Emerging      20
                       Markets Securities................

                     Participation Interests.............  21

                     Ratings.............................  22

                     Repurchase Agreements...............  22

                     Restricted Securities...............  23

                     Reverse Repurchase Agreements.......  23

                     Short-Term Instruments..............  23

                     Stock Index Futures and Options on    23
                       Stock Index Futures...............

                     Unrated Investments.................  24

                     U.S. Government Obligations.........  24

                     Warrants............................  24

                  Selective Disclosure of Portfolio        24
                    Holdings.............................

                  Management.............................  27

                     Share Ownership Information.........  33

                     Ownership of Securities of Certain    33
                       Entities..........................

                     Compensation of Trustees............  34

                     Master/Feeder Structure.............  35

                     Codes of Ethics.....................  36

                     Proxy Voting Policies of the          36
                       Master Portfolios.................

                     Shareholder Communication to the      36
                       Board of Trustees.................

                     Potential Conflicts of Intrest......  36

                  Control Persons and Principal Holders    44
                    of Securities........................

                  Investment Adviser and Other Service     47
                    Providers............................

                     Investment Adviser..................  47

                     Advisory Fees.......................  47

                     Underlying Funds....................  49

                     Administrator.......................  49

                     Shareholder Servicing Agents........  50

                     Distributor.........................  53

                     Investor A, Investor C and Class R    53
                       Shares Distribution and Service
                       Plan..............................

                     MIP Distribution Plan...............  54

                                                         PAGE
                                                         ----

                     Custodian..........................  54

                     Transfer and Dividend Disbursing     55
                       Agent............................

                     Independent Registered Public        55
                       Accounting Firm..................

                     Legal Counsel......................  55

                  Portfolio Managers....................  55

                  Determination of Net Asset Value......  58

                  Purchase, Redemption and Pricing of     62
                    Shares..............................

                     Terms of Purchase and Redemption...  62

                     In-Kind Purchases..................  62

                     Suspension of Redemption Rights or   62
                       Payment of Redemption Proceeds...

                     Declaration of Trust Provisions      62
                       Regarding Redemptions at Option
                       of Trust.........................

                  Portfolio Transactions................  62

                     General............................  62

                     Portfolio Turnover.................  64

                     Brokerage Commissions..............  64

                     Brokerage Commissions Paid to        64
                       Affiliates.......................

                     Securities of Regular                64
                       Broker-Dealers...................

                     Frequent Trading in Portfolio
                       Shares...........................

                  Distributions and Taxes...............  64

                     Qualification as a Regulated         65
                       Investment Company...............

                     Excise Tax.........................  66

                     Capital Loss Carry-Forwards........  66

                     Equalization Accounting............  67

                     Investment Through Master            67
                       Portfolios.......................

                     Taxation of Underlying Fund          67
                       Investments......................

                     Taxation of Distributions..........  70

                     Sales of LifePath Portfolio Shares.  71

                     Foreign Taxes......................  71

                     Federal Income Tax Rates...........  72

                     Back-Up Withholding................  72

                     Tax-Deferred Plans.................  72

                     Corporate Shareholders.............  72

                     Foreign Shareholders...............  73

                     Recently Enacted Legislation.......  74

                  Capital Stock.........................  74

                     Voting.............................  74

                                                         PAGE
                                                         ----

                     Dividends and Distributions........  75

                     Master Portfolios..................  75

                  Additional Information on the           76
                    LifePath Portfolios.................

                  Financial Statements..................  76

                  Disclaimers...........................  76

                  Appendix A............................ A-1

                  Appendix B............................ B-1

HISTORY OF THE TRUST

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the LifePath Portfolios, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the LifePath Portfolios. The Trust's principal office is located at 400 Howard Street, San Francisco, CA 94105. Each LifePath Portfolio invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of Underlying Funds and may also invest in U.S. government securities and short-term paper. BTC, the parent company of BFA, has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BTC's request, will cease using the "LifePath" name.

                                        MASTER PORTFOLIO IN WHICH THE
 LIFEPATH PORTFOLIO                     LIFEPATH PORTFOLIO INVESTS
 ------------------                     -------------------------------------
 LifePath Retirement Portfolio          LifePath(Reg. TM) Retirement Master
                                        Portfolio
 LifePath 2020 Portfolio                LifePath 2020 Master Portfolio(Reg.
                                        TM)
 LifePath 2030 Portfolio                LifePath 2030 Master Portfolio(Reg.
                                        TM)
 LifePath 2040 Portfolio                LifePath 2040 Master Portfolio(Reg.
                                        TM)
 LifePath 2050 Portfolio                LifePath(Reg. TM) 2050 Master
                                        Portfolio

On April 30, 2001, Class R of the LifePath Portfolios commenced operations and the existing unnamed class of shares was named "Class I." On July 1, 2001, the Company's LifePath Income, LifePath 2020, LifePath 2030 and LifePath 2040 Funds were renamed the LifePath Income, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, respectively. On February 12, 2003, the Trust's LifePath Income Portfolio was renamed LifePath Retirement Portfolio. On November 20, 2009, LifePath 2010 Portfolio merged into LifePath Retirement Portfolio. Effective as of the date of this SAI, Class R Shares are renamed Investor A Shares, Class R-1 Shares are renamed Class R Shares, Class S Shares are renamed Class K Shares and Class I Shares are renamed Institutional Shares. Investor C Shares of the LifePath Portfolios are expected to commence operations on or shortly after the date of this SAI.

On December 1, 2009, the Trust was renamed BlackRock Funds III.

DESCRIPTION OF THE LIFEPATH PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

INVESTMENT OBJECTIVE AND POLICIES. The Trust is an open-end, series management investment company. There are five Master Portfolios in which the LifePath Portfolios invest, each of which is a series of MIP. The Master Portfolios in which the LifePath Portfolios invest are diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Organizations and other entities such as the LifePath Portfolios that hold beneficial interests in a Master Portfolio may be referred to herein as "feeder funds."

Each LifePath Portfolio has adopted a non-fundamental investment objective, and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such LifePath Portfolio. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the trustees of the Trust (the "Trustees") at any time.

Each LifePath Portfolio has adopted a non-fundamental investment objective that is set forth in the Prospectus. The investment objective and policies of a LifePath Portfolio determine the allocation of assets to the Underlying Funds, the degree of risk to which the LifePath Portfolio is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of any LifePath Portfolio will be achieved.

INVESTMENT RESTRICTIONS.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The LifePath Portfolios are subject to the following investment restrictions, all of which are fundamental policies. Each LifePath Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a LifePath Portfolio's investments in that industry would equal or exceed 25% of the current value of the LifePath Portfolio's total assets, provided that this restriction does not limit a LifePath Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;.

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a LifePath Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the LifePath Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a LifePath Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a LifePath Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the LifePath Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the LifePath Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the LifePath Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a LifePath Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The LifePath Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies and may be changed without shareholder approval by vote of a majority of the Trustees at any time.

As a matter of non-fundamental policy:

(1) Each LifePath Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which the LifePath Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a LifePath Portfolio;

(2) Each LifePath Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each LifePath Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a LifePath Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4) Each LifePath Portfolio may not purchase securities on margin, but each LifePath Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each LifePath Portfolio may and does invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the LifePath Portfolio. See "Management--Master/Feeder Structure." In addition, the Underlying Funds in which the LifePath Portfolios may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the LifePath Portfolios to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying Fund are set forth in its respective statement of additional information.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolios may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's:
(i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies:

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by such Master Portfolio;

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

INVESTMENTS AND RISKS OF THE MASTER PORTFOLIOS

BORROWING. The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (I.E., risk of gain or loss higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios maintain liquid assets in connection with those types of transactions.

INVESTMENTS IN UNDERLYING FUNDS. To implement its asset allocation strategy, each Master Portfolio invests its assets in a combination of Underlying Funds. Each Underlying Fund invests directly in portfolio securities, except that BlackRock Cash Funds: Institutional invests all of its assets in a related master portfolio of MIP.

LOANS OF PORTFOLIO SECURITIES. Each Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. Each Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Master Portfolio's securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by MIP's Board of Trustees. BTC acts as securities lending agent for the Master Portfolios, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

SHORT-TERM INSTRUMENTS. The Master Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit

("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including non-U.S. branches); (iii) commercial paper;
(iv) non-convertible corporate debt securities (E.G., bonds and debentures);
(v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BFA. See "Investments in Underlying Funds" above.

U.S. GOVERNMENT OBLIGATIONS. The Master Portfolios may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association ("Ginnie Mae") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), or Federal Home Loan Bank ("FHLB") notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BFA may employ in pursuit of an Underlying Fund's investment objective, and related risks.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. Certain of the Underlying Funds may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened or extended, and the security's total return may be difficult to predict precisely. BlackRock Cash Funds: Institutional may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. Also see "Mortgage Pass-Through Securities" and "Mortgage Securities."

Beginning in the second half of 2007, through 2008 and continuing into 2009, the market for asset-backed and mortgage-backed securities experienced substantially, often dramatically, lower valuations and reduced liquidity.
These instruments continue to be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.

BONDS. A bond is an interest-bearing security issued by a company or a governmental unit or a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. Bonds are generally used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Similarly, an Underlying Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. See "Floating-Rate and Variable-Rate Obligations" below. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).

BORROWING. Each Underlying Fund may borrow in the same manner as the Master Portfolios, as described above.

BRADY BONDS. Each Underlying Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury securities.

COLLATERALIZED DEBT OBLIGATIONS. A Master Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

CDO cash flows are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the subordinate "equity" tranche which bears the bulk of defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying collateral, and can be rated investment-grade. Despite the protection provided by the equity tranche, senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults in the event of collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDOs as a class.

Additionally, tranches that are senior to the equity tranche are often subordinate to other, more senior tranches, which may have a variety of preferences, including the authority to compel early redemption of subordinate tranches.

In addition to the risks generally associated with fixed income securities (E.G., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments;
(iv) the quality of the collateral may decline in value or default; (v) a Master Portfolio may invest in CDOs that are subordinate to other classes;
(vi) the market for a CDO, or the fixed income markets more generally, may become illiquid; and (vii) the complex structure of the CDO may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.

These risks have recently led to actual defaults and market losses on certain CDOs.

CONVERTIBLE SECURITIES. Certain of the Underlying Funds may purchase fixed income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

CORPORATE BONDS. Certain of the Underlying Funds may invest in investment-grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

CREDIT-LINKED SECURITIES. Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one or more credit default swaps on corporate credits and, in some instances, by government securities or similar low-risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate issuers underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate issuers and the credit default swap is physically settled, an Underlying Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Underlying Fund's principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund's principal investment would be reduced, typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer, thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of a credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer of the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value or performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities, such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

CURRENCY TRANSACTIONS. Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Underlying Funds' assets that are denominated in a non-U.S. currency. The Underlying Funds may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with their distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund's return with the performance of its underlying index and may lower the Underlying Fund's return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

DIVERSIFICATION AND CONCENTRATION. Certain of the Underlying Funds are "diversified funds." A diversified fund is one that, with respect to 75% of its total assets is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, U.S. government securities, and securities of other investment companies). The remaining 25% of a diversified fund's assets may be invested in any manner.

Other Underlying Funds are classified as "non-diversified" for purposes of the 1940 Act. A "non-diversified" classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Fund's underlying index and, consequently, the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate an Underlying Fund's underlying index and consequently the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by less concentrated investment companies.

Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to relieve the Underlying Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Underlying Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of an Underlying Fund and make it less likely that the Underlying Fund will meet its investment objective.

EQUITY SECURITIES. An investment in an Underlying Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of an Underlying Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of an Underlying Fund's shares will be adversely affected if trading markets for an Underlying Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. The Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk. The interest rate on an inverse floating-rate security resets in the opposite direction from the market rate of interest to which the security is benchmarked. An inverse floating rate security may exhibit greater price volatility than a fixed-rate security of similar credit quality.

The Underlying Funds may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in Rule 2a-7 of the 1940 Act. Variable-rate demand notes including master demand notes are demand obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which an Underlying Fund may invest. BFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in an Underlying Fund's portfolio.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.

FUNDING AGREEMENTS. Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO").

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund's Board of Trustees.

FUTURES CONTRACTS, OPTIONS TRANSACTIONS, AND SWAP TRANSACTIONS.

FUTURES CONTRACTS. Each Underlying Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective underlying index that the Underlying Fund is tracking, to facilitate trading or to reduce transaction costs. Each Underlying Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Underlying Fund will use futures or options for speculative purposes. Each Underlying Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Underlying Fund, has claimed an exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Underlying Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Underlying Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Underlying Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Underlying Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Underlying Fund to maintain liquid assets. Generally, each Underlying Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," each Underlying Fund maintains liquid assets in an amount at least equal to each Underlying Fund's daily marked-to-market obligation (I.E., each Underlying Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Underlying Fund may employ leverage to a greater extent than if each Underlying Fund set aside assets equal to the futures contracts' full notional value. Each Underlying Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

OPTIONS TRANSACTIONS. Each Underlying Fund may invest in options on futures contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Underlying Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share times the number of shares minus the premium received from writing the put.

Each Underlying Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Underlying Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate the Underlying Fund's existing position in the contract.

SWAP TRANSACTIONS. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Underlying Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Underlying Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Underlying Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

HIGH-YIELD SECURITIES. Certain of the Underlying Funds may invest in high-yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Investing in high-yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include:
(i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and
(iii) greater price variability and credit risks of certain high-yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of an Underlying Fund's portfolio.

Furthermore, the value of high-yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high-yield securities held by an Underlying Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Underlying Funds could sell a high yield security, and could adversely affect the daily net asset value per share of the Underlying Funds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

HYBRID ARM SECURITIES. Hybrid ARM securities are interests in pools of hybrid adjustable-rate mortgages (hybrid ARMs). A hybrid ARM is a mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. After the initial fixed interest rate period, the interest rate on a hybrid ARM can be reset by a maximum specified amount to an adjustable rate based on a margin over an identified index. As with other adjustable rate mortgages, the adjustable interest rates on hybrid ARMs are subject to periodic and lifetime caps on the increased rates that mortgagors are required to pay.

Hybrid ARM securities are subject to a combination of the risks associated with fixed-rate and adjustable-rate mortgage-backed securities. If a greater percentage of the mortgage pool backing a hybrid ARM security consists of hybrid ARMS in their initial fixed-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with fixed-rate bonds and mortgage-backed securities. These risks would include possible reductions in market value (i) during periods of rising interest rates and (ii) due to the unanticipated shortening or extension of the security's average life resulting from unforeseen mortgage prepayment patterns. If a greater percentage of the underlying mortgage pool consists of hybrid ARMS in their adjustable-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with capped adjustable-rate securities. These risks include (i) the possibility of reduced yields during periods of falling interest rates, (ii) possible reductions in market value if market interest rates rise above the interest rate caps on the underlying hybrid ARMs, and (iii) possible increases in mortgage default rates to the extent that mortgagors are unable to afford higher adjustable mortgage rates.

Because hybrid ARM securities are more complex than conventional fixed-rate and adjustable-rate mortgage-backed securities, it may be more difficult for investors to analyze and predict how the values of hybrid ARM securities will change in response to market interest rate and credit conditions. As a result of this uncertainty, a hybrid ARM security could suffer from a disproportionate reduction in value or loss of market liquidity during periods of volatile interest rates or credit market disruptions.

ILLIQUID SECURITIES. Certain of the Underlying Funds may invest up to 15% (except that BlackRock Cash Funds: Institutional may invest only up to 10%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

INFLATION-PROTECTED OBLIGATIONS. Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation -- a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

ISHARES FUNDS. The iShares Funds (the "Underlying iShares Funds") and the other Underlying Funds in which the Master Portfolios were invested as of March 31, 2010 are listed below under "Investment Adviser and Other Service Providers." Each iShares Fund is a type of investment company referred to as an exchange-traded fund ("ETF"). Each iShares Fund is designed to track a particular index and is advised by BFA. Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if
(1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund's underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels. An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange-traded and that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Underlying Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTMENT COMPANIES. The Underlying Funds may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, an Underlying Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund's total assets with respect to any one investment company and (iii) 10% of the Underlying Fund's total assets invested in investment companies in the aggregate. To the extent allowed by law or regulation, each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.

An Underlying Fund may purchase shares of ETFs. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts--to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BFA.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the iShares MSCI Emerging Markets Index Fund. BFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets invested in shares of other iShares Funds.

An investment in an iShares Fund that invests in foreign countries involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. See "Non-U.S. Securities and Emerging Markets Securities" below.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.

LOAN PARTICIPATIONS AND ASSIGNMENTS. An Underlying Fund may purchase interests in loan participations that typically represent direct participation in loans to corporate borrowers, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent an Underlying Fund derives its rights from the intermediary bank that sold the loan participation. Interests in loan participations in which an Underlying Fund may invest may not be rated by any NRSRO. An Underlying Fund will invest in loan participations that are not so rated only if BFA determines that at the time of the investment the interests in loan participations are of comparable quality to the other instruments in which the Underlying Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower.

An Underlying Fund may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank's general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (E.G., an insurance company or governmental agency) similar risks may arise.

Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund's net asset value and yield could be adversely affected. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral could be liquidated.

An Underlying Fund may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by an Underlying Fund may be treated as illiquid.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to an Underlying Fund. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an Underlying Fund relies on BFA's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund.

LOANS OF PORTFOLIO SECURITIES. Each Underlying Fund may lend portfolio securities in the same manner as the Master Portfolios, as described above.

MORTGAGE PASS-THROUGH SECURITIES. A significant portion of the Barclays Capital U.S. Aggregate Bond Index and the entire Barclays Capital U.S. MBS Index represent the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of each of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities included in such indexes. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises, such as the Government National Mortgage Association, Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. MBS Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of fixed-rate and hybrid ARMs mortgage pass-through securities. A hybrid ARM is a mortgage in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating rate after that period, combining the features of fixed-rate and adjustable-rate mortgage securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For these and other reasons, the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund seek to obtain exposure to the fixed-rate portion of the U.S. agency mortgage pass-through securities, which represent a significant portion of their respective underlying indexes, primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in fixed-rate mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Underlying Fund intends to use TBA transactions in several ways. For example, each Underlying Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," each Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, each Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, each Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. Each Underlying Fund's use of "TBA rolls" may cause the Underlying Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable).

The iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds advised by BFA. Each Underlying Fund will assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to each Underlying Fund's own fees and expenses.

MORTGAGE SECURITIES. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Also see "Asset-Backed and Commercial Mortgage-Backed Securities," "Hybrid ARM Securities" and "Mortgage Pass-Through Securities."

MUNICIPAL SECURITIES. Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal or state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable-rate security and the other, a residual interest bond. The interest rate for the variable-rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

BlackRock Cash Funds: Institutional may invest in high-quality long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

NON-U.S. SECURITIES AND EMERGING MARKETS SECURITIES. Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Certain foreign markets have specific geographical risks such as a heightened likelihood of earthquakes, tsunamis, or volcanoes. Certain foreign markets also experience acts of terrorism, territorial disputes or other defense concerns. These situations may have a significant impact on the economies of, and investments in, these geographic areas.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if the company's principal operations are conducted from the U.S., the company's equity securities trade principally on a U.S. stock exchange, or the company does a substantial amount of business in the U.S.

OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Underlying Funds may invest. Certain foreign governments, specifically foreign governments in emerging markets, historically have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying Funds may invest a portion of their total assets in debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying Funds may purchase publicly-traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund's investment in such securities may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, that evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

EMERGING MARKETS. Some foreign markets in which the Underlying Funds invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying Fund to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in developed markets.

PARTICIPATION INTERESTS. An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund's participation interest bears to the total principal amount of the underlying securities.

RATINGS. An investment-grade rating means the security or issuer is rated investment-grade by Moody's(Reg. TM) Investors Service, Inc. ("Moody's"), Standard & Poor's(Reg. TM), a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Inc. ("Fitch"), Dominion Bond Rating Service Limited, or another credit rating agency designated as a NRSRO by the Securities and Exchange Commission ("SEC"), or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment-grade" securities; bonds rated Baa are considered medium-grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the applicable Underlying Funds, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

REPURCHASE AGREEMENTS. The Underlying Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (I.E., the Underlying Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Underlying Fund but only to constitute collateral for the seller's obligation to pay the repurchase price, and, in the event of a default by the seller, each Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two NRSROs, or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that an Underlying Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for an Underlying Fund that utilizes them. Such risks are not unique to the Underlying Fund but are inherent in repurchase agreements. The Underlying Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty's repurchase obligation, the Underlying Fund would retain the status of an unsecured creditor of the counterparty (I.E., the position the Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund's assets. The Underlying Fund's exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such committments. Each Underlying Fund maintains liquid assets having a value equal to or greater than reverse repurchase agreement commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

SHORT-TERM INSTRUMENTS. Each Underlying Fund may invest in short-term instruments in the same manner as the Master Portfolios, as described above.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date--the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to
(i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised. The Underlying Funds maintain liquid assets in connection with these types of futures contracts.

UNRATED INVESTMENTS. BlackRock Cash Funds: Institutional may purchase instruments that are not rated if, in the opinion of BFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by BlackRock Cash Funds: Institutional, if they are purchased in accordance with BlackRock Cash Funds: Institutional's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by BlackRock Cash Funds: Institutional, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by BlackRock Cash Funds:
Institutional. Neither event will require an immediate sale of such security by BlackRock Cash Funds: Institutional provided that, when a security ceases to be rated, BFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BFA finds that the sale of such security would not be in BlackRock Cash Funds:
Institutional's shareholders' best interest.

To the extent the ratings given by a NRSRO may change as a result of changes in such organization or its rating systems, BlackRock Cash Funds: Institutional will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.

U.S. GOVERNMENT OBLIGATIONS. Certain of the Underlying Funds may invest a portion of their assets in U.S. government obligations and may make such investments in the same manner as the Master Portfolios, as described above.

WARRANTS. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Trust, MIP and BFA, the Trust, MIP and BFA may, under certain circumstances as set forth below, make selective disclosure with respect to a LifePath Portfolio's or Master Portfolio's portfolio holdings. The Boards of Trustees of the Trust and MIP have approved the adoption by the Trust and MIP of the policies and procedures set forth below, and have delegated to BFA the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Boards of Trustees provide ongoing oversight of the Trust's, MIP's and BFA's compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Trust's and MIP's Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Trust and MIP, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Trust's and MIP's policies and procedures would include (but is not limited to) specific portfolio holdings -- including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager's discussion of LifePath Portfolio or Master Portfolio performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information ("Confidential Information") and proprietary information of the firm. The Trust or MIP may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Trust's shares, affiliates of the Trust or MIP, third party service providers to the Trust or MIP, lenders to the Trust or MIP, and independent rating agencies and ranking organizations. The Trust, MIP, BFA and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a LifePath Portfolio or Master Portfolio may not be disclosed to persons not employed by BFA or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Trust annual report), a press release or placement on a publicly-available internet website. If the Confidential Information has not been publicly disclosed, an employee of BFA who wishes to distribute Confidential Information relating to the Trust or MIP must first do the following: (i) require the person or company receiving the Confidential Information to sign, before BFA will provide disclosure of any such information, a confidentiality agreement approved by an attorney in BFA's Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in BFA's Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in BFA's Legal Department.

Prior to providing any authorization for such disclosure of Confidential Information, an attorney in BFA's Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Trust's shareholders. In connection with day-to-day portfolio management, the Trust or MIP may disclose Confidential Information to executing broker-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Trust and MIP have adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of the Trust and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one LifePath Portfolio, Master Portfolio or account at the expense of another. In addition, as noted, an attorney in BFA's Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Trust's shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by BFA's existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled "Management-- Potential Conflicts of Interest" in this Statement of Additional Information.

Confidential Information -- whether or not publicly disclosed -- may be disclosed to Trust Trustees, the independent Trustees' counsel, the Trust's outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Trust's Chief Compliance Officer or BFA's General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Trust or MIP, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Trust's, MIP's and BFA's Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

BFA has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Trust and MIP portfolio holdings to the following persons or entities:

Trust's and MIP's Boards of Trustees and, if necessary independent Trustees' counsel and Trust counsel

Trust's Transfer Agent

Trust's and MIP's independent registered public accounting firm

Trust's and MIP's accounting services provider

MIP Custodian

MIP's pricing services -- Interactive Data Corp. and Reuters, Inc.

Independent rating agencies -- Morningstar, Inc., Lipper Inc., Moody's Investors Service, Inc. and Standard & Poor's

Information aggregators -- Wall Street on Demand, Thomson Financial, eVestment Alliance, informa PSN investment solutions, Micropal, iMoneyNet and Bloomberg

Sponsors of 401(k) plans that include BlackRock-advised Funds -- E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised Funds -- Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse & Cooper; Cambridge Associates; Mercer; Morningstar/Investorforce; Russell Investments (Mellon Analytical Solutions); and Wilshire Associates

Portfolio Compliance Consultants -- i-Flex Solutions, Inc.

Third-party feeder funds -- Hewitt Money Market Fund, Hewitt Series Trust, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, PayPal Asset Management, Inc., Homestead, Inc., Transamerica and State Farm Mutual Fund Trust, and their respective boards, sponsors, administrators and other service providers

Affiliated feeder funds -- BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers

Other -- Chicago Mercantile Exchange, Inc., Be Creative, Inc. and Investment Company Institute

Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Trustee has a fiduciary duty as a trustee to act in the best interests of the Trust and its shareholders. Selective disclosure is made to the Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Trust. Selective disclosure is made to the Trust's Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Trust, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of BFA's Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Trust and BFA monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust's and BFA's Code of Ethics and Code of Conduct -- all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit -- BFA's compliance personnel under the supervision of the Trust's Chief Compliance Officer, monitor BFA's securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BFA maintains an internal restricted list to prevent trading by the personnel of BFA or its affiliates in securities -- including securities held by the Trust or MIP -- about which BFA has Confidential Information. There can be no assurance, however, that the Trust's policies and procedures with respect to the selective disclosure of Trust portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information

MANAGEMENT

The Board of Trustees of the Trust, consists of thirteen individuals (each, a "Trustee"), eleven of whom are Independent Trustees. The same individuals serve on the Board of Trustees of MIP. The registered investment companies advised by BFA or its affiliates (the "BlackRock-advised Funds") are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of ETFs (each, a "BlackRock Fund Complex"). The Trust and MIP are included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex. The address for each Trustee and officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

The Board of Trustees has overall responsibility for the oversight of the Trust and the LifePath Portfolios. The Co-Chairs of the Board are Independent Trustees, and the Chair of each Board committee (each, a "Committee") is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The Board also has one ad hoc committee, the Joint Product Pricing Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Trust and the LifePath Portfolios. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged BFA to manage the LifePath Portfolios on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the LifePath Portfolios and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust's charter, and the LifePath Portfolios' investment objectives and strategies. The Board reviews, on an ongoing basis, the LifePath Portfolios' performance, operations, and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the LifePath Portfolios.

Day-to-day risk management with respect to the LifePath Portfolios is the responsibility of BFA or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The LifePath Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the LifePath Portfolios. Risk oversight forms part of the Board's general oversight of the LifePath Portfolios and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the LifePath Portfolios, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the LifePath Portfolios and management's or the service provider's risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the LifePath Portfolios' activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the LifePath Portfolios' compliance program and reports to the Board regarding compliance matters for the LifePath Portfolios and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust's independent registered public accounting firm (the "independent auditors") and to oversee the independent auditors' work. The Audit Committee's responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each LifePath Portfolio; (3) review the conduct and results of each independent audit of each LifePath Portfolio's financial statements; (4) review any issues raised by the independent auditors or Trust management regarding the accounting or financial reporting policies and practices of each LifePath Portfolio and the internal controls of each LifePath Portfolio and certain service providers;
(5) oversee the performance of each LifePath Portfolio's internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (6) discuss with Trust management its policies regarding risk assessment and risk management and (7) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the period December 1, 2009 through December 31, 2009, the Audit Committee met one time.

The members of the Governance and Nominating Committee (the "Governance Committee") are Dr. Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by LifePath Portfolio shareholders as it deems appropriate. LifePath Portfolio shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the period December 1, 2009 through December 31, 2009, the Governance Committee met one time.

The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the LifePath Portfolio-related activities of BFA and the Trust's third party service providers. The Compliance Committee's responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, the Trust's compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the Trust's Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the period December 1, 2009 through December 31, 2009, the Compliance Committee met two times.

The members of the Performance Oversight and Contract Committee (the "Performance Oversight Committee") are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees. The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee each LifePath Portfolio's investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee's responsibilities include, without limitation, to
(1) review each LifePath Portfolio's investment objectives, policies and practices and each LifePath Portfolio's investment performance; (2) review personnel and resources devoted to management of each LifePath Portfolio and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (3) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (4) request and review information on the nature, extent and quality of services provided to the shareholders; and (5) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the period December 1, 2009 through December 31, 2009, the Performance Oversight Committee met one time.

The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the closed-end BlackRock Fund Complex, established the ad hoc Joint Product Pricing Committee (the "Product Pricing Committee") comprised of eight members drawn from the independent board members serving on the boards of these BlackRock Fund Complexes. Ronald W. Forbes and Rodney D. Johnson are members of the Product Pricing Committee representing the Equity-Liquidity Complex. One independent board member representing the closed-end BlackRock Fund Complex and five independent board members representing the Equity-Bond Complex serve on the Product Pricing Committee. The Product Pricing Committee is chaired by an independent board member from the Equity-Bond Complex. The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. During the period from December 1, 2009 through December 31, 2009, the Product Pricing Committee did not meet.

The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Richard S. Davis, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the period December 1, 2009 through December 31, 2009, the Executive Committee met one time.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the "Statement of Policy"). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust's investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a Trustee of the Trust, is provided below.

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.

                                                                                                  NUMBER OF
                                                                                                  BLACKROCK-
                                                                                                  ADVISED
                                                                                                  REGISTERED
                                                                                                  INVESTMENT
                                                                                                  COMPANIES
                                                                                                  ("RICS")
                                                                                                  CONSISTING OF
                                                                                                  INVESTMENT
                         POSITION(S)  LENGTH OF                                                   PORTFOLIOS
                         HELD WITH    TIME                   PRINCIPAL OCCUPATION(S)              ("PORTFOLIOS")
NAME AND AGE             THE TRUST    SERVED/2/              DURING PAST FIVE YEARS               OVERSEEN
------------             -----------  ---------  ------------------------------------------------ ---------------

Independent Trustees/1/

David O. Beim/3/         Trustee      2009 to    Professor of Finance and Economics at the        36 RICs
(69)                                  present    Columbia University Graduate School of           consisting of
                                                 Business since 1991; Trustee, Phillips Exeter    104 Portfolios
                                                 Academy since 2002; Chairman, Wave Hill,
                                                 Inc. (public garden and cultural center) from
                                                 1990 to 2006.

Ronald W. Forbes/4/      Trustee      2009 to    Professor Emeritus of Finance, School of         36 RICs
(69)                                  present    Business, State University of New York at        consisting of
                                                 Albany since 2000.                               104 Portfolios

Dr. Matina S. Horner/5/  Trustee      2009 to    Executive Vice President of Teachers Insurance   36 RICs
(70)                                  present    and Annuity Association and College              consisting of
                                                 Retirement Equities Fund from 1989 to 2003.      104 Portfolios

Rodney D. Johnson/4/     Trustee      2009 to    President, Fairmont Capital Advisors, Inc.       36 RICs
(68)                                  present    since 1987; Director, Fox Chase Cancer Center    consisting of
                                                 since 2004; Member of Archdiocesan               104 Portfolios
                                                 Investment Committee of the Archdiocese of
                                                 Philadelphia since 2004; Director, The
                                                 Committee of Seventy (civic) since 2006.

Herbert I. London        Trustee      2009 to    Professor Emeritus, New York University since    36 RICs
(71)                                  present    2005; John M. Olin Professor of Humanities,      consisting of
                                                 New York University from 1993 to 2005 and        104 Portfolios
                                                 Professor thereof from 1980 to 2005;
                                                 President, Hudson Institute (policy research
                                                 organization) since 1997 and Trustee thereof
                                                 since 1980; Chairman of the Board of Trustees
                                                 for Grantham University since 2006; Director,
                                                 InnoCentive, Inc. (strategic solutions company)
                                                 since 2005; Director of Cerego, LLC (software
                                                 development and design) since 2005.

Cynthia A. Montgomery    Trustee      2009 to    Professor, Harvard Business School since         36 RICs
(57)                                  present    1989; Director, Harvard Business School          consisting of
                                                 Publishing since 2005; Director, McLean          104 Portfolios
                                                 Hospital since 2005.

Joseph P. Platt, Jr./6/  Trustee      2009 to    Director, The West Penn Allegheny Health         36 RICs
(62)                                  present    System (a not-for-profit health system) since    consisting of
                                                 2008; Director, Jones and Brown (Canadian        104 Portfolios
                                                 insurance broker) since 1998; General Partner,
                                                 Thorn Partner, LP (private investment) since
                                                 1998; Partner Amarna Corporation, LLC
                                                 (private investment company) from 2002 to
                                                 2008.

Robert C. Robb, Jr.      Trustee      2009 to    Partner, Lewis, Eckert, Robb and Company         36 RICs
(64)                                  present    (management and financial consulting firm)       consisting of
                                                 since 1981.                                      104 Portfolios

Toby Rosenblatt/7/       Trustee      2009 to    President, Founders Investments Ltd. (private    36 RICs
(71)                                  present    investments) since 1999; Director, College       consisting of
                                                 Access Foundation of California (philanthropic   104 Portfolios
                                                 foundation) since 2009; Director, Forward
                                                 Management, LLC since 2007; Director, the
                                                 James Irvine Foundation (philanthropic
                                                 foundation) from 1998 to 2008.










            PRINCIPAL OCCUPATION(S)              PUBLIC
            DURING PAST FIVE YEARS               DIRECTORSHIPS
------------------------------------------------ -----------------



Professor of Finance and Economics at the        None
Columbia University Graduate School of
Business since 1991; Trustee, Phillips Exeter
Academy since 2002; Chairman, Wave Hill,
Inc. (public garden and cultural center) from
1990 to 2006.

Professor Emeritus of Finance, School of         None
Business, State University of New York at
Albany since 2000.

Executive Vice President of Teachers Insurance   NSTAR (electric
and Annuity Association and College              and gas utility)
Retirement Equities Fund from 1989 to 2003.

President, Fairmont Capital Advisors, Inc.       None
since 1987; Director, Fox Chase Cancer Center
since 2004; Member of Archdiocesan
Investment Committee of the Archdiocese of
Philadelphia since 2004; Director, The
Committee of Seventy (civic) since 2006.

Professor Emeritus, New York University since    AIMS
2005; John M. Olin Professor of Humanities,      Worldwide, Inc.
New York University from 1993 to 2005 and        (marketing)
Professor thereof from 1980 to 2005;
President, Hudson Institute (policy research
organization) since 1997 and Trustee thereof
since 1980; Chairman of the Board of Trustees
for Grantham University since 2006; Director,
InnoCentive, Inc. (strategic solutions company)
since 2005; Director of Cerego, LLC (software
development and design) since 2005.

Professor, Harvard Business School since         Newell
1989; Director, Harvard Business School          Rubbermaid, Inc.
Publishing since 2005; Director, McLean          (manufacturing)
Hospital since 2005.

Director, The West Penn Allegheny Health         Greenlight
System (a not-for-profit health system) since    Capital Re, Ltd
2008; Director, Jones and Brown (Canadian        (reinsurance
insurance broker) since 1998; General Partner,   company);
Thorn Partner, LP (private investment) since     WQED Multi-
1998; Partner Amarna Corporation, LLC            Media (public
(private investment company) from 2002 to        broadcasting not-
2008.                                            for-profit)

Partner, Lewis, Eckert, Robb and Company         None
(management and financial consulting firm)
since 1981.

President, Founders Investments Ltd. (private    A.P. Pharma Inc.
investments) since 1999; Director, College       (specialty
Access Foundation of California (philanthropic   pharmaceuticals)
foundation) since 2009; Director, Forward
Management, LLC since 2007; Director, the
James Irvine Foundation (philanthropic
foundation) from 1998 to 2008.

                                                                                             NUMBER OF
                                                                                             BLACKROCK-
                                                                                             ADVISED
                                                                                             REGISTERED
                                                                                             INVESTMENT
                                                                                             COMPANIES
                                                                                             ("RICS")
                                                                                             CONSISTING OF
                                                                                             INVESTMENT
                     POSITION(S)  LENGTH OF                                                  PORTFOLIOS
                     HELD WITH    TIME                  PRINCIPAL OCCUPATION(S)              ("PORTFOLIOS")  PUBLIC
NAME AND AGE         THE TRUST    SERVED/2/              DURING PAST FIVE YEARS              OVERSEEN        DIRECTORSHIPS
------------         -----------  ---------  ----------------------------------------------- --------------- -------------

Kenneth L. Urish/8/  Trustee      2009 to    Managing Partner, Urish Popeck & Co., LLC       36 RICs         None
(59)                              present    (certified public accountants and consultants)  consisting of
                                             since 1976; Member of External Advisory         104 Portfolios
                                             Board, the Pennsylvania State University
                                             Accounting Department since 2001; Trustee,
                                             The Holy Family Foundation since 2001;
                                             Committee Member, Professional Ethics
                                             Committee of the Pennsylvania Institute of
                                             Certified Public Accountants from 2007 to
                                             2010; President and Trustee, Pittsburgh
                                             Catholic Publishing Associates from 2003 to
                                             2008; Director, Inter-Tel from 2006 to 2007.

Frederick W.         Trustee      2009 to    Professor and Dean Emeritus of the Joseph M.    36 RICs         None
Winter                            present    Katz School of Business, University of          consisting of
(65)                                         Pittsburgh since 2005 and dean thereof from     104 Portfolios
                                             1997 to 2005; Director, Alkon Corporation
                                             (pneumatics) since 1992; Director Tippman
                                             Sports (recreation) since 2005; Director,
                                             Indotronix International (IT services) from
                                             2004 to 2008.

INTERESTED TRUSTEES/1,9/

Richard S. Davis     Trustee      2009 to    Managing Director, BlackRock, Inc. since        169 RICs        None
(64)                              present    2005; Chief Executive Officer, State Street     consisting of
                                             Research & Management Company from              298 Portfolios
                                             2000 to 2005; Chairman of the Board of
                                             Trustees, State Street Research Mutual Funds
                                             from 2000 to 2005; Chairman, SSR Realty
                                             from 2000 to 2004.

Henry Gabbay         Trustee      2009 to    Consultant, BlackRock, Inc. from 2007 to        169 RICs        None
(62)                              present    2008; Managing Director, BlackRock, Inc.        consisting of
                                             from 1989 to 2007; Chief Administrative         298 Portfolios
                                             Officer, BlackRock Advisors, LLC from 1998
                                             to 2007; President of BlackRock Funds and
                                             BlackRock Bond Allocation Target Shares
                                             from 2005 to 2007 and Treasurer of certain
                                             closed- end funds in the BlackRock fund
                                             complex from 1989 to 2006.

-------------
/1/ Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board of Trustees has approved one-year extensions in the terms of Trustees who turn 72 prior to December 31, 2013.
/2/ In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, the Trustees were elected to the Trust's Board. As a result, although the chart shows the Trustees as joining the Trust's Board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
/3/ Chair of the Performance Oversight Committee.
/4/ Co-Chair of the Board of Trustees.
/5/ Chair of the Governance Committee.
/6/ Chair of the Compliance Committee.
/7/ Vice Chair of the Performance Oversight Committee.
/8/ Chair of the Audit Committee.
/9/ Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.

                                                                                                NUMBER OF
                                                                                                BLACKROCK-
                                                                                                ADVISED
                                                                                                REGISTERED
                                                                                                INVESTMENT
                                                                                                COMPANIES
                                                                                                ("RICS"
                                                                                                CONSISTING OF
                                                                                                INVESTMENT
                     POSITION(S)  LENGTH OF                                                     PORTFOLIOS
NAME                 HELD WITH    TIME                    PRINCIPAL OCCUPATION(S)               ("PORTFOLIOS")  PUBLIC
AND YEAR OF BIRTH    THE TRUST    SERVED                  DURING PAST FIVE YEARS                OVERSEEN        DIRECTORSHIPS
-----------------    ------------ ---------  -------------------------------------------------- --------------- -------------

Trust Officers/(1)/

Anne F. Ackerley     President    2009 to    Managing Director of BlackRock, Inc. since 2000;   169 RICs        None
1962                 and Chief    present    Vice President of the BlackRock-advised Funds      consisting of
                     Executive               from 2007 to 2009; Chief Operating Officer of      298 Portfolios
                     Officer                 BlackRock's Global Client Group (GCG) since
                                             2009; Chief Operating Officer of BlackRock's
                                             U.S. Retail Group from 2006 to 2009; Head of
                                             BlackRock's Mutual Fund Group from 2000 to
                                             2006.

Richard Hoerner,     Vice         2009 to    Managing Director of BlackRock, Inc. since 2000;   24 RICs         None
CFA                  President    present    Co-head of BlackRock's Cash Management             consisting of
1958                                         Portfolio Management Group since 2002;             73 Portfolios
                                             Member of the Cash Management Group
                                             Executive Committee since 2005.

Jeffrey Holland,     Vice         2009 to    Managing Director of BlackRock, Inc. since 2010;   70 RICs         None
CFA                  President    present    Director of BlackRock, Inc. from 2006 to 2009;     consisting of
1971                                         Chief Operating Officer of BlackRock's U.S.        201 Portfolios
                                             Retail Group since 2009; Co-head of Product
                                             Development and Management for BlackRock's
                                             U.S. Retail Group from 2007 to 2009; Product
                                             Manager of Raymond James & Associates from
                                             2003 to 2006.

Brendan Kyne         Vice         2009 to    Managing Director of BlackRock, Inc. since 2010;   169 RICs        None
1977                 President    present    Director of BlackRock, Inc. from 2008 to 2009;     consisting of
                                             Head of Product Development and Management         298 Portfolios
                                             for BlackRock's U.S. Retail Group since 2009, co-
                                             head thereof from 2007 to 2009; Vice President of
                                             BlackRock, Inc. from 2005 to 2008.

Simon Mendelson      Vice         2009 to    Managing Director of BlackRock, Inc. since 2005;   24 RICs         None
1964                 President    present    Chief Operating Officer and head of the Global     consisting of
                                             Client Group for BlackRock's Global Cash           73 Portfolios
                                             Management Business since 2007; Head of
                                             BlackRock's Strategy and Development Group
                                             from 2005 to 2007.

Brian Schmidt        Vice         2009 to    Managing Director of BlackRock, Inc. since 2004;   70 RICs         None
1958                 President    present    Various positions with U.S. Trust Company from     consisting of
                                             1991 to 2003: Director from 2001 to 2003,          201 Portfolios
                                             Senior Vice President from 1998 to 2003; Vice
                                             President, Chief Financial Officer and Treasurer
                                             of Excelsior Funds, Inc., Excelsior Tax-Exempt
                                             Funds, Inc. and Excelsior Funds Trust from 2001
                                             to 2003.

Christopher          Vice         2009 to    Managing Director of BlackRock, Inc. since 2006;   24 RICs         None
Stavrakos, CFA       President    present    Co-head of BlackRock's Cash Management             consisting of
1959                                         Portfolio Management Group since 2006; Senior      73 Portfolios
                                             Vice President, CIO, and Director of Liability
                                             Management for the Securities Lending Group at
                                             Mellon Bank from 1999 to 2006.

Neal J. Andrews      Chief        2009 to    Managing Director of BlackRock, Inc. since 2006;   169 RICs        None
1966                 Financial    present    Senior Vice President and Line of Business Head    consisting of
                     Officer and             of Fund Accounting and Administration at PNC       298 Portfolios
                     Assistant               Global Investment Servicing (U.S.) Inc. from 1992
                     Treasurer               to 2006.

                                                                                             NUMBER OF
                                                                                             BLACKROCK-
                                                                                             ADVISED
                                                                                             REGISTERED
                                                                                             INVESTMENT
                                                                                             COMPANIES
                                                                                             ("RICS"
                                                                                             CONSISTING OF
                                                                                             INVESTMENT
                   POSITION(S)  LENGTH OF                                                    PORTFOLIOS
NAME               HELD WITH    TIME                   PRINCIPAL OCCUPATION(S)               ("PORTFOLIOS")  PUBLIC
AND YEAR OF BIRTH  THE TRUST    SERVED                  DURING PAST FIVE YEARS               OVERSEEN        DIRECTORSHIPS
-----------------  ------------ ---------  ------------------------------------------------- --------------- -------------

Jay M. Fife        Treasurer    2009 to    Managing Director of BlackRock, Inc. since 2007   169 RICs        None
1970                            present    and Director in 2006; Assistant Treasurer of the  consisting of
                                           Merrill Lynch Investment Managers, L.P.           298 Portfolios
                                           ("MLIM") and Fund Asset Management, L.P.
                                           advised funds from 2005 to 2006; Director of
                                           MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan  Chief        2009 to    Chief Compliance Officer of the BlackRock-        169 RICs        None
1959               Compliance   present    advised funds since 2007; Managing Director and   consisting of
                   Officer and             Senior Counsel of BlackRock, Inc. since 2005.     298 Portfolios
                   Anti-Money
                   Laundering
                   Compliance
                   Officer

Howard B. Surloff  Secretary    2009 to    Managing Director and General Counsel of U.S.     169 RICs        None
1965                            present    Funds at BlackRock, Inc. since 2006; General      consisting of
                                           Counsel (U.S.) of Goldman Sachs Asset             298 Portfolios
                                           Management, L.P. from 1993 to 2006.

-------------
/(1)/ Officers of the Trust serve at the pleasure of the Board of Trustees.

SHARE OWNERSHIP INFORMATION. Information relating to each Trustee's share ownership in the LifePath Portfolios and in all BlackRock-advised Funds that are overseen by the respective Trustee ("Supervised Funds") as of December 31, 2009 is set forth in the chart below:

                               DOLLAR RANGE OF EQUITY SECURITIES
                       --------------------------------------------------
                        LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH     AGGREGATE DOLLAR
                       RETIREMENT   2020      2030      2040      2050      RANGE OF SECURITIES
 INTERESTED TRUSTEES   PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO IN THE SUPERVISED FUNDS
 -------------------   ---------  --------- --------- --------- --------- -----------------------

Richard S. Davis          None      None      None      None      None        over $100,000

Henry Gabbay              None      None      None      None      None        over $100,000

                               DOLLAR RANGE OF EQUITY SECURITIES
                       --------------------------------------------------
                        LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH     AGGREGATE DOLLAR
                       RETIREMENT   2020      2030      2040      2050      RANGE OF SECURITIES
INDEPENDENT TRUSTEES   PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO IN THE SUPERVISED FUNDS
--------------------   ---------  --------- --------- --------- --------- -----------------------

David O. Beim             None      None      None      None      None        over $100,000

Ronald W. Forbes          None      None      None      None      None        over $100,000

Dr. Matina S. Horner      None      None      None      None      None        over $100,000

Rodney D. Johnson         None      None      None      None      None        over $100,000

Herbert I. London         None      None      None      None      None       $50,001-$100,000

Cynthia A. Montgomery     None      None      None      None      None        over $100,000

Joseph P. Platt, Jr.      None      None      None      None      None        over $100,000

Robert C. Robb, Jr.       None      None      None      None      None        over $100,000

Toby Rosenblatt           None      None      None      None      None        over $100,000

Kenneth L. Urish          None      None      None      None      None       $50,001-$100,000

Frederick W. Winter       None      None      None      None      None        over $100,000

OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of March 31, 2010, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of any LifePath Portfolio. As of March 31, 2010, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of affiliates of the Investment Adviser.

COMPENSATION OF TRUSTEES. Each current Trustee who is an Independent Trustee is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Trust and MIP, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance Committees and Performance Oversight Committees and the Vice-Chair of the Performance Oversight Committees are each paid an additional annual retainer of $25,000. The Chair of the Product Pricing Committee, who oversees funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes.

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Trust and MIP, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay's compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Trust and MIP) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board or any other BlackRock-advised Fund may modify the board members' compensation from time to time depending on market conditions and Mr. Gabbay's compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, the Trust paid each Independent Trustee then in office the Trust's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee;
(iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust's allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee was paid the Trust's allocable share of an annual fee of $5,000. The Lead Independent Trustee was paid the Trust's allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees of the Trust listed below resigned (each, a "Previous Trustee"). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2009. Compensation is not shown for the New Trustees because they did not serve as Trustees of the Trust until December 1, 2009, and the New Trustees did not receive compensation from the Trust in 2009.

COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

                                 AGGREGATE COMPENSATION TOTAL COMPENSATION
   NAME OF INTERESTED TRUSTEE        FROM THE TRUST     FROM FUND COMPLEX/1/
   --------------------------    ---------------------- --------------------

     Lee T. Kranefuss                     $0                    $0

     H. Michael Williams                  $0                    $0

                                 AGGREGATE COMPENSATION TOTAL COMPENSATION
   NAME OF INDEPENDENT TRUSTEES      FROM THE TRUST     FROM FUND COMPLEX/1/
   ----------------------------  ---------------------- --------------------

     Mary G. F. Bitterman/2/            $78,394              $157,000

     A. John Gambs/3/                   $72,310              $157,500

     Hayne E. Leland                    $60,640              $132,000

     Jeffrey M. Lyons                   $67,078              $146,000

     Wendy Paskin-Jordan                $64,552              $140,500

     Leo Soong/4/                       $72,584              $158,000

-------------
/1/ Includes compensation for serving on the Board of Trustees of MIP. /2/ Previously the Nominating and Governance Committee Chair.
/3/ Previously the Audit Committee Chair.
/4/ Previously the Lead Independent Trustee.

MASTER/FEEDER STRUCTURE. Each LifePath Portfolio seeks to achieve its investment objective by investing all of its assets in the corresponding Master Portfolio of MIP, which in turn invests in a combination of Underlying Funds.
In other words, the LifePath Portfolios are "Feeder Funds" into the Master Portfolios, and the Master Portfolios in turn are "Funds of Funds." The Trust's Board of Trustees believes that neither a LifePath Portfolio nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (E.G., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, although it is unlikely, the master/feeder structure may give rise to accounting or operational difficulties.

A LifePath Portfolio may withdraw its investment in the corresponding Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such LifePath Portfolio and its shareholders. Prior to any such withdrawal, the Board of Trustees would consider alternative investments, including investing all of the LifePath Portfolio's assets in another investment company with substantially the same investment objective as the LifePath Portfolio or hiring an investment adviser to manage the LifePath Portfolio's assets in accordance with the investment policies described above with respect to the LifePath Portfolio and its Master Portfolios.

Whenever a LifePath Portfolio, as an interestholder of a related Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolios.

Certain policies of the Master Portfolios that are non-fundamental may be changed by the vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding LifePath Portfolio may elect to change its investment objective or policies to correspond to those of the Master Portfolio.

A LifePath Portfolio also may elect to redeem its interests from its Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, a LifePath Portfolio's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the LifePath Portfolio. Each LifePath Portfolio will provide its shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the LifePath Portfolio or the corresponding Master Portfolio, to the extent possible.

CODES OF ETHICS. The Trust, BFA and BRIL have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the LifePath Portfolios. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS.

The Board of Trustees of MIP has delegated the voting of proxies for each Master Portfolio's securities to BFA pursuant to MIP's proxy voting guidelines. Under these guidelines, BFA will vote proxies related to the securities held by each Master Portfolio in the best interests of the Master Portfolio and its stockholders. From time to time, a vote may present a conflict between the interests of the Master Portfolio's stockholders, on the one hand, and those of BFA, or any affiliated person of MIP or BFA, on the other. In such event, provided that Blackrock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BFA's clients. If BFA determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock's Portfolio Management Group and/or BlackRock's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of MIP's Proxy Voting Policies is attached as Appendix B.

Information on how a Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

SHAREHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to BlackRock Funds III Board of Trustees, c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

POTENTIAL CONFLICTS OF INTEREST. The Bank of America Corporation ("BAC"), through its subsidiary Merrill Lynch & Co., Inc. ("Merrill Lynch"), Barclays PLC ("Barclays"), and The PNC Financial Services Group, Inc. ("PNC"), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the LifePath Portfolios' investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities") (BAC Entities and Barclays Entities, collectively, the "BAC/Barclays Entities"), with respect to the LifePath Portfolios and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a LifePath Portfolio, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than those of managing the LifePath Portfolios. These are considerations of which investors in a LifePath Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the LifePath Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a LifePath Portfolio.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a LifePath Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the LifePath Portfolio. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a LifePath Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a LifePath Portfolio invests, which could have an adverse impact on the LifePath Portfolio's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a LifePath Portfolio's transactions and thus at prices or rates that may be more or less favorable than those obtained by the LifePath Portfolio. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a LifePath Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a LifePath Portfolio. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a LifePath Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a LifePath Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a LifePath Portfolio, market impact, liquidity constraints, or other factors could result in the LifePath Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the LifePath Portfolio could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a LifePath Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a LifePath Portfolio may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a LifePath Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a LifePath Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a LifePath Portfolio has invested, and those activities may have an adverse effect on the LifePath Portfolio. As a result, prices, availability, liquidity and terms of the LifePath Portfolio's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the LifePath Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a LifePath Portfolio's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a LifePath Portfolio. Moreover, it is possible that a LifePath Portfolio will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a LifePath Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a LifePath Portfolio's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a LifePath Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a LifePath Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a LifePath Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the LifePath Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a LifePath Portfolio.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a LifePath Portfolio should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a LifePath Portfolio in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the LifePath Portfolio, and such party may have no incentive to assure that the LifePath Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a LifePath Portfolio may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a LifePath Portfolio invests or which may be based on the performance of the LifePath Portfolio. A LifePath Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the LifePath Portfolio.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the LifePath Portfolio. To the extent affiliated transactions are permitted, a LifePath Portfolio will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a LifePath Portfolio. A LifePath Portfolio's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a LifePath Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the LifePath Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the LifePath Portfolios or their shareholders will be required, and no fees or other compensation payable by the LifePath Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the LifePath Portfolios, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the LifePath Portfolios. A LifePath Portfolio will be required to establish business relationships with its counterparties based on the LifePath Portfolio's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a LifePath Portfolio's establishment of its business relationships, nor is it expected that the LifePath Portfolio's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the LifePath Portfolio's creditworthiness.

Purchases and sales of securities for a LifePath Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the LifePath Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the LifePath Portfolios. In addition, under certain circumstances, the LifePath Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the LifePath Portfolios, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the LifePath Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the LifePath Portfolios based on the amount of brokerage commissions paid by the LifePath Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the LifePath Portfolios and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the LifePath Portfolios. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the LifePath Portfolios, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Proxy Voting Policies of the Master Portfolios."

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a LifePath Portfolio. Increasing a LifePath Portfolio's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the LifePath Portfolio's expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a LifePath Portfolio acquired for their own accounts. A large redemption of shares of a LifePath Portfolio by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the LifePath Portfolio, which might have an adverse effect on the LifePath Portfolio's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a LifePath Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a LifePath Portfolio may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A LifePath Portfolio also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a LifePath Portfolio and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a LifePath Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a LifePath Portfolio's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a LifePath Portfolio.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the LifePath Portfolios. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the LifePath Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the LifePath Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the LifePath Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its management fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a LifePath Portfolio's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the LifePath Portfolio's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a LifePath Portfolio's pricing vendors and/or fund accountants, there may be instances where the LifePath Portfolio's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Determination of Net Asset Value" in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a LifePath Portfolio's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Trust's Board of Trustees. When determining an asset's "fair value," BlackRock seeks to determine the price that a LifePath Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what a LifePath Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a LifePath Portfolio's net asset value. As a result, a LifePath Portfolio's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a LifePath Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a LifePath Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a LifePath Portfolio bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a LifePath Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for a LifePath Portfolio. To lessen the possibility that a LifePath Portfolio will be adversely affected by this personal trading, the LifePath Portfolios, BRIL and BFA each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the LifePath Portfolio's portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a LifePath Portfolio, except that the LifePath Portfolio may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the LifePath Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the LifePath Portfolios and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a LifePath Portfolio to purchase and another client of BlackRock to sell, or a LifePath Portfolio to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a LifePath Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the LifePath Portfolios may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a LifePath Portfolio, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the LifePath Portfolios wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock's policies and procedures (including the necessary implementation of appropriate information barriers), the LifePath Portfolios may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

In certain circumstances where the LifePath Portfolios invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) or BAC/Barclays Entities for their proprietary accounts and for client accounts (including the LifePath Portfolios) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the LifePath Portfolios or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the LifePath Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to equitably allocate limited investment opportunities among clients (including the LifePath Portfolios), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the LifePath Portfolio. If client (including LifePath Portfolio) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock's intended strategy with respect to such security or asset.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as authorized participants in the creation and redemption of ETFs, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such ETFs, which could render them statutory underwriters.

The custody arrangement described in "Investment Adviser and Other Service Providers" may lead to potential conflicts of interest with BFA where BFA has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the LifePath Portfolios. This is because the custody arrangements with the LifePath Portfolios' custodian may have the effect of reducing custody fees when the LifePath Portfolios leave cash balances uninvested. When a LifePath Portfolio's actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BFA would be required to make to the LifePath Portfolio. This could be viewed as having the potential to provide BFA an incentive to keep high positive cash balances for LifePath Portfolios with expense caps in order to offset fund custody fees that BFA might otherwise reimburse. However, portfolio managers of BFA do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to the performance of the LifePath Portfolios.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2010, the shareholders identified below were known by the Trust to own 5% or more of each LifePath Portfolio's outstanding Investor A, Institutional, Class K or Class R Shares in the listed capacity. As of such date, Investor C Shares had not commenced operations.

                                                                       PERCENTAGE  NATURE OF
    INSTITUTIONAL SHARES          NAME AND ADDRESS OF SHAREHOLDER     OF PORTFOLIO OWNERSHIP
    --------------------          -------------------------------     ------------ ---------

LifePath Retirement Portfolio  Merrill Lynch, Pierce, Fenner & Smith      6%        Record
                               4800 Deer Lake Drive East
                               3rd Floor
                               Jacksonville, FL 32246

                               Charles Schwab & Co., Inc.                 17%       Record
                               101 Montgomery Street
                               San Francisco, CA 94104

                               New York Life Trust Company                19%       Record
                               169 Lackawanna Avenue
                               Parsippany, NJ 07054

                               NFS LLC                                    23%       Record
                               4 Manhattanville Road
                               Purchase, NY 10577

LifePath 2020 Portfolio        Mac & Co.                                  6%        Record
                               P.O. Box 3198
                               525 William Penn Place
                               Pittsburgh, PA 15230

                               New York Life Trust Company                18%       Record
                               169 Lackawanna Avenue
                               Parsippany, NJ 07054

                                                                    PERCENTAGE  NATURE OF
INSTITUTIONAL SHARES (CONTINUED)  NAME AND ADDRESS OF SHAREHOLDER  OF PORTFOLIO OWNERSHIP
--------------------------------  -------------------------------  ------------ ---------

                                   Charles Schwab & Co., Inc.          20%       Record
                                   101 Montgomery Street
                                   San Francisco, CA 94104

                                   NFS LLC                             31%       Record
                                   4 Manhattanville Road
                                   Purchase, NY 10577

    LifePath 2030 Portfolio        Fifth Third Bank                     6%       Record
                                   P.O. Box 630074
                                   Cincinnati, OH 45263

                                   Mac & Co.                            7%       Record
                                   P.O. Box 3198
                                   525 William Penn Place
                                   Pittsburgh, PA 15230

                                   Charles Schwab & Co., Inc.          18%       Record
                                   101 Montgomery Street
                                   San Francisco, CA 94104

                                   NFS LLC                             21%       Record
                                   4 Manhattanville Road
                                   Purchase, NY 10577

                                   New York Life Trust Company         23%       Record
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

    LifePath 2040 Portfolio        Fifth Third Bank                     7%       Record
                                   P.O. Box 630074
                                   Cincinnati, OH 45263

                                   Mac & Co.                            7%       Record
                                   P.O. Box 3198
                                   525 William Penn Place
                                   Pittsburgh, PA 15230

                                   NFS LLC                             17%       Record
                                   4 Manhattanville Road
                                   Purchase, NY 10577

                                   New York Life Trust Company         20%       Record
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

                                   Charles Schwab & Co., Inc.          23%       Record
                                   101 Montgomery Street
                                   San Francisco, CA 94104

    LifePath 2050 Portfolio        Mac & Co.                            6%       Record
                                   P.O. Box 3198
                                   525 William Penn Place
                                   Pittsburgh, PA 15230

                                   Charles Schwab & Co., Inc.          10%       Record
                                   101 Montgomery Street
                                   San Francisco, CA 94104

                                   Wachovia Bank                       16%       Record
                                   1525 West W.T. Harris Blvd.
                                   Charlotte, NC 28288

                                   Fifth Third Bank                    19%       Record
                                   P.O. Box 630074
                                   Cincinnati, OH 45263

                                   NFS LLC                             40%       Record
                                   4 Manhattanville Road
                                   Purchase, NY 10577

                                                                       PERCENTAGE  NATURE OF
      INVESTOR A SHARES           NAME AND ADDRESS OF SHAREHOLDER     OF PORTFOLIO OWNERSHIP
      -----------------           -------------------------------     ------------ ---------

LifePath Retirement Portfolio  National Financial Services                 5%       Record
                               200 Liberty Street
                               New York, NY 10281

                               State Street Bank and Trust Company         6%       Record
                               One Heritage Drive
                               Quincy, MA 02171

                               Merrill Lynch, Pierce, Fenner & Smith       7%       Record
                               4800 Deer Lake Drive East
                               3rd Floor
                               Jacksonville, FL 32246

                               Hartford Life Insurance Company            59%       Record
                               P.O. Box 2999
                               Hartford, CT 06104

LifePath 2020 Portfolio        State Street Bank and Trust Company         6%       Record
                               One Heritage Drive
                               Quincy, MA 02171

                               National Financial Services                 8%       Record
                               200 Liberty Street
                               New York, NY 10281

                               Hartford Life Insurance Company            66%       Record
                               P.O. Box 2999
                               Hartford, CT 06104

LifePath 2030 Portfolio        State Street Bank and Trust Company         6%       Record
                               One Heritage Drive
                               Quincy, MA 02171

                               National Financial Services                 9%       Record
                               200 Liberty Street
                               New York, NY 10281

                               Hartford Life Insurance Company            68%       Record
                               P.O. Box 2999
                               Hartford, CT 06104

LifePath 2040 Portfolio        State Street Bank and Trust Company         6%       Record
                               One Heritage Drive
                               Quincy, MA 02171

                               National Financial Services                 8%       Record
                               200 Liberty Street
                               New York, NY 10281

                               Hartford Life Insurance Company            68%       Record
                               P.O. Box 2999
                               Hartford, CT 06104

LifePath 2050 Portfolio        National Financial Services                45%       Record
                               200 Liberty Street
                               New York, NY 10281

                               Hartford Life Insurance Company            46%       Record
                               P.O. Box 2999
                               Hartford, CT 06104
                                                                       PERCENTAGE  NATURE OF
       CLASS K SHARES             NAME AND ADDRESS OF SHAREHOLDER     OF PORTFOLIO OWNERSHIP
       --------------             -------------------------------     ------------ ---------

LifePath Retirement Portfolio  Mercer Trust Company                       50%       Record
                               One Investors Way
                               Norwood, MA 02062

                               NFS LLC                                    50%       Record
                               100 Magellan Way # KW1C
                               Covington, KY 41015

LifePath 2020 Portfolio        Mercer Trust Company                       17%       Record
                               One Investors Way
                               Norwood, MA 02062

                               NFS LLC                                    51%       Record
                               100 Magellan Way # KW1C
                               Covington, KY 41015

                               Wilmington Trust Company                   33%       Record
                               P.O. Box 8971
                               Wilmington, DE 19899

                                                              PERCENTAGE  NATURE OF
CLASS K SHARES (CONTINUED)  NAME AND ADDRESS OF SHAREHOLDER  OF PORTFOLIO OWNERSHIP
--------------------------  -------------------------------  ------------ ---------

 LifePath 2030 Portfolio    Mercer Trust Company                 12%       Record
                            One Investors Way
                            Norwood, MA 02062

                            NFS LLC                              33%       Record
                            100 Magellan Way # KW1C
                            Covington, KY 41015

                            Wilmington Trust Company             50%       Record
                            P.O. Box 8971
                            Wilmington, DE 19899

 LifePath 2040 Portfolio    Wilmington Trust Company             98%       Record
                            P.O. Box 8971
                            Wilmington, DE 19899

 LifePath 2050 Portfolio    Barclays California Corporation      16%       Record
                            45 Fremont Street
                            San Francisco, CA 94105

                            Mercer Trust Company                 84%       Record
                            One Investors Way
                            Norwood, MA 02062

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a LifePath Portfolio, or is identified as the holder of record of more than 25% of a LifePath Portfolio and has voting and/or investment powers, it may be presumed to control such LifePath Portfolio.

As of March 31, 2010, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER. BFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (each, an "Advisory Contract") with MIP. Pursuant to the Advisory Contracts, BFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.

The corresponding Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The corresponding Advisory Contract is terminable without penalty on 60 days' written notice by either party. The corresponding Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

ADVISORY FEES. BFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of each Master Portfolio. BFA has contractually agreed, for the period May 1, 2006 through close of business on November 30, 2011, to waive management fees charged to the Master Portfolios in an amount equal to the management fees charged by BFA to the Underlying Funds in order to avoid duplication of such fees. In addition, BTC may receive fees as Administrator of certain of the Underlying Funds; however, BFA has contractually agreed, through close of business on November 30, 2011, to waive from management fees charged to the Master Portfolios an amount equal to the administration fees charged by BTC to those Underlying Funds. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.

For the fiscal years shown below, the related Master Portfolio of each LifePath Portfolio paid, with respect to the LifePath Portfolios, the following management fees to BFA, net of waivers and/or offsetting credits:

                               FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
     LIFEPATH PORTFOLIO           12/31/2007        12/31/2008        12/31/2009
     ------------------        ----------------- ----------------- -----------------

LifePath Retirement Portfolio      $ 18,223          $  18,301         $  34,699

LifePath 2020 Portfolio            $157,437          $  99,817         $ 114,482

LifePath 2030 Portfolio            $ 98,295          $  58,864         $  68,396

LifePath 2040 Portfolio            $ 57,883          $  30,501         $  40,293

LifePath 2050 Portfolio/(1)/            N/A           ($1,314)          ($2,166)

-------------
/(1) /LifePath 2050 Portfolio commenced operations on June 30, 2008.

For the fiscal years shown below, BFA waived the following management fees with respect to the LifePath Portfolios:

                               FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
     LIFEPATH PORTFOLIO           12/31/2007        12/31/2008        12/31/2009
     ------------------        ----------------- ----------------- -----------------

LifePath Retirement Portfolio     $  424,199        $  473,654        $  601,228

LifePath 2020 Portfolio           $2,872,147        $2,722,162        $2,417,919

LifePath 2030 Portfolio           $2,034,762        $2,013,088        $1,872,914

LifePath 2040 Portfolio           $1,466,380        $1,480,212        $1,509,621

LifePath 2050 Portfolio/(1)/             N/A        $      361        $   20,699

-------------
/(1)/ LifePath 2050 Portfolio commenced operations on June 30, 2008.

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the period from January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against management fees paid by the Master Portfolios in which the LifePath Portfolios invest:

                               FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
     LIFEPATH PORTFOLIO           12/31/2007        12/31/2008        12/31/2009
     ------------------        ----------------- ----------------- -----------------

LifePath Retirement Portfolio       $12,052           $ 7,796           $ 8,435

LifePath 2020 Portfolio             $21,013           $16,283           $14,874

LifePath 2030 Portfolio             $17,912           $13,511           $12,615

LifePath 2040 Portfolio             $15,986           $11,495           $11,434

LifePath 2050 Portfolio/(1)/            N/A           $ 1,329           $ 2,892

-------------
/(1)/ LifePath 2050 Portfolio commenced operations on June 30, 2008.

UNDERLYING FUNDS. BFA serves as investment adviser to each of the Underlying Funds, with the exception of BlackRock Cash Funds: Institutional, which invests in a master portfolio of MIP advised by BFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a PRO RATA share of the Underlying Funds' management fees, which are based on aggregate net assets, as listed in the chart below. Please note that the list of Underlying Funds below is as of March 31, 2010 but BFA may add, eliminate or replace Underlying Funds at any time.

                         UNDERLYING FUND                            ADVISORY FEE/1/
                         ---------------                            ---------------

Active Stock Master Portfolio                                           0.25%

CoreAlpha Bond Master Portfolio                                         0.25%

iShares S&P MidCap 400 Index Fund                                       0.20%

iShares S&P SmallCap 600 Index Fund                                     0.20%

iShares Cohen & Steers Realty Majors Index Fund                         0.35%

iShares MSCI Canada Index Fund                                          0.55%/2/

iShares MSCI EAFE Index Fund                                            0.35%/3/

iShares MSCI EAFE Small Cap Index Fund                                  0.40%

iShares MSCI Emerging Markets Index Fund                                0.72%/4/

iShares FTSE EPRA/NAREIT Developed Real Estate ex- U.S. Index Fund      0.48%

iShares Barclays TIPS Bond Fund                                         0.20%

BlackRock Cash Funds: Institutional                                     0.07%/5/

-------------
/1/ BFA has contractually agreed through close of business on November 30, 2011, to waive management fees and administration fees, if any, charged to each Master Portfolio in an amount equal to the management fees charged by BFA to the Underlying Fund.
/2/ For its management services to the iShares MSCI Canada Index Fund, BFA is entitled to receive a management fee based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.
/3/ For its management services to the iShares MSCI EAFE Index Fund, BFA is entitled to receive a management fee based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI ACWI ex US Index Fund and iShares MSCI ACWI Index Fund) as follows: 0.35% per annum of the aggregate net assets less than or equal to $30 billion, plus 0.32% per annum of the aggregate net assets between $30.0 billion and $60.0 billion, plus 0.28% per annum of the aggregate net assets in excess of $60 billion.
/4/ For its management services to the iShares MSCI Emerging Markets Index
    Fund, BFA is entitled to receive a management fee based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund and iShares MSCI Emerging Markets Materials Sector Index
    Fund) as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion.
/5/ The management fee for the BlackRock Cash Funds: Institutional is 0.10%, however BFA has contractually agreed to waive a portion of its management fee through close of business on November 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%.

ADMINISTRATOR. The Trust has engaged BTC to provide certain administration services to the LifePath Portfolios. BTC and its affiliates provide the LifePath Portfolios with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the LifePath Portfolios' administrative operations, preparation of proxy statements and shareholder reports. BTC and its affiliates also furnish office space and certain facilities to conduct the LifePath Portfolios' business and compensate the Trust's Trustees, officers and employees who are affiliated with BTC. BTC is entitled to receive an annual administration fee of 0.50% of average daily net assets of Investor A, Investor C, Institutional and Class R Shares and 0.15% of average daily net assets of Class K Shares of each LifePath Portfolio for providing administrative services.

BTC also may engage and supervise Shareholder Servicing Agents, as defined in "Shareholder Servicing Agents" below, on behalf of Investor A, Investor C, Institutional and Class R Shares of the LifePath Portfolios.

BTC has engaged the Transfer Agent to provide certain sub-administrative services to the LifePath Portfolios. BTC, not the LifePath Portfolios, is responsible for providing compensation to the Transfer Agent for such services.

BTC has also agreed to bear all costs of the LifePath Portfolios' operations, including shareholder servicing and shareholder servicing and processing fees described below, other than brokerage expenses, management fees, distribution plan expenses, certain fees and expenses related to the Trust's Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BTC has contracted with the Transfer Agent to provide certain sub-administration services for the LifePath Portfolios, and BTC pays the Transfer Agent for these services.

For the fiscal years shown below, the LifePath Portfolios paid the following administration fees to BTC, net of waivers and/or offsetting credits:

                               FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
     LIFEPATH PORTFOLIO           12/31/2007        12/31/2008        12/31/2009
     ------------------           ----------        ----------        ----------

LifePath Retirement Portfolio     $  630,077        $  700,635        $  906,314

LifePath 2020 Portfolio           $4,328,921        $4,033,359        $3,615,234

LifePath 2030 Portfolio           $3,046,288        $2,960,478        $2,771,534

LifePath 2040 Portfolio           $2,177,674        $2,156,984        $2,212,707

LifePath 2050 Portfolio/(1)/             N/A        $ (10,768)        $   19,353

-------------
/(1) /LifePath 2050 Portfolio commenced operations on June 30, 2008.

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust and the Independent registered public accounting firm that provides audit services in connection with the LifePath Portfolios (collectively referred to as the "Independent Expenses") are paid directly by the LifePath Portfolios. For the fiscal year ended December 31, 2007, BTC voluntarily agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the Independent Expenses. For the period from January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the LifePath Portfolios for such Independent Expenses.

For the fiscal years shown below, BTC provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the LifePath
Portfolios:

                               FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
     LIFEPATH PORTFOLIO           12/31/2007        12/31/2008        12/31/2009
     ------------------           ----------        ----------        ----------

LifePath Retirement Portfolio       $18,027           $13,030           $13,105

LifePath 2020 Portfolio             $24,961           $21,114           $19,127

LifePath 2030 Portfolio             $22,467           $18,530           $17,130

LifePath 2040 Portfolio             $20,862           $16,496           $15,809

LifePath 2050 Portfolio/(1)/            N/A           $11,282           $10,981

-------------
/(1) /LifePath 2050 Portfolio commenced operations on June 30, 2008.

SHAREHOLDER SERVICING AGENTS. The Board of Trustees has adopted a Shareholder Servicing Plan pursuant to which the LifePath Portfolios have entered or may enter into Shareholder Servicing Agreements with BTC and other entities, and BTC may also enter into such Agreements with such other entities (including BlackRock, BRIL, BAC, Merrill Lynch, PNC, Barclays and their affiliates) (collectively, "Shareholder Servicing Agents") for the provision of certain services to holders of Investor A, Investor C, Institutional and Class R Shares. No such agreements are contemplated in respect of Class

K Shares. The shareholder services and processing services provided by BTC or Shareholder Servicing Agents may include serving as an agent of the LifePath Portfolios for purposes of accepting orders for purchases and redemptions of LifePath Portfolio shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Portfolio accounts, keeping records, transmitting reports and communications from the LifePath Portfolios, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of LifePath Portfolio shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the LifePath Portfolios available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled "Administrator," BTC pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust's Board of Trustees for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BTC or the LifePath Portfolios' other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily net assets of the Institutional, Investor A, Class R and Investor C Shares of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the Financial Industry Regulatory Authority, Inc. ("FINRA" and f/k/a the National Association of Securities Dealers, Inc. ("NASD")), whichever is less. For providing some or all of these processing services for investors of Class R Shares of each LifePath Portfolio, each Shareholder Servicing Agent is also entitled to receive a monthly fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship.

For the fiscal years shown below, BTC paid shareholder servicing fees on behalf of the Institutional and Investor A Shares (previously designated Class R) of the LifePath Portfolios in the following aggregate amounts. As of such date, Class R and Investor C Shares of the LifePath Portfolios had not commenced operations:

                               FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
     LIFEPATH PORTFOLIO           12/31/2007        12/31/2008        12/31/2009
     ------------------           ----------        ----------        ----------

LifePath Retirement Portfolio     $  502,393        $  645,733        $  520,128

LifePath 2020 Portfolio           $3,552,372        $3,849,665        $2,761,476

LifePath 2030 Portfolio           $2,484,967        $2,835,502        $2,122,282

LifePath 2040 Portfolio           $1,836,254        $2,071,492        $1,698,402

LifePath 2050 Portfolio/(1)/             N/A               N/A        $   26,007

-------------
/(1)/ LifePath 2050 Portfolio commenced operations on June 30, 2008.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the LifePath Portfolios' Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Shareholder Servicing Agents may charge their clients additional fees for account-related services. Shareholder Servicing Agents may charge their customers a service fee in connection with the purchase or redemption of LifePath Portfolio shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Shareholder Servicing Agent. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your Shareholder Servicing Agent will provide you with specific information about any service fees you will be charged.

NON-PLAN PAYMENTS. BlackRock may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the LifePath Portfolio). From time to time, BlackRock or its affiliates may compensate affiliated and unaffiliated entities (including BlackRock, BRIL, BAC, Merrill Lynch, PNC, Barclays and their affiliates, and entities that may also be serving as distribution agents or Shareholder Servicing Agents of the LifePath Portfolio) (collectively, "Service Organizations") for the sale and distribution of shares of a LifePath Portfolio or for services to a LifePath Portfolio and its shareholders. These payments that are not associated with the Shareholder Servicing Plan or Distribution Plan (described below) and are therefore referred to as "non-Plan payments". The non-Plan payments would be in addition to a LifePath Portfolio's payments described in this SAI for distribution (if the LifePath Portfolio has adopted a distribution plan pursuant to Rule 12b-1) and shareholder servicing. These non-Plan payments may take the form of, among other things, "due diligence" payments for a dealer's examination of the LifePath Portfolios and payments for providing extra employee training and information relating to LifePath Portfolios; "listing" fees for the placement of the LifePath Portfolios on a dealer's list of mutual funds available for purchase by its customers; "finders" fees for directing investors to the LifePath Portfolio; "distribution and marketing support" fees or "revenue sharing" for providing assistance in promoting the sale of the LifePath Portfolios' shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BlackRock and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BlackRock's or its affiliates' own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the LifePath Portfolio's shares or the amount the LifePath Portfolio will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BlackRock or its affiliates, to Service Organizations in connection with the sale and distribution of LifePath Portfolio shares. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of LifePath Portfolio shares, are required to be disclosed. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year's LifePath Portfolio sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a LifePath Portfolio. As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments in association with sale and distribution of products other than the LifePath Portfolios, that are advised or offered by BlackRock or its affiliates: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Financial Network Investment Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, Multi-Financial Securities Corporation, New England Securities Corporation, Oppenheimer & Co. Inc., PrimeVest Financial Services, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc., Commonwealth Equity Services, LLP (Commonwealth Financial Network), Wells Fargo and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees).

OTHER DISTRIBUTION ARRANGEMENTS. If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BlackRock and its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BlackRock and its affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

DISTRIBUTOR. BlackRock Investments, LLC is the distributor for the LifePath Portfolios' shares. The Distributor is a registered broker-dealer located at 40 East 52nd Street, New York, New York 10022.

Each LifePath Portfolio has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the LifePath Portfolio (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of the LifePath Portfolios. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

INVESTOR A, INVESTOR C AND CLASS R SHARES DISTRIBUTION AND SERVICE PLAN. The Trust has adopted on behalf of Investor A, Investor C and Class R Shares of the LifePath Portfolios a Distribution and Service Plan that authorizes, under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"), payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Investor A, Investor C and Class R Shares (the "Distribution Plan"). Each LifePath Portfolio may participate in joint distribution activities with other funds within the Trust. The cost of these activities is generally allocated among the LifePath Portfolios, with the LifePath Portfolios with higher asset levels paying a higher proportion of these costs.

The Distribution Plan was adopted by the Trust's Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Distribution Plan. The Distribution Plan was adopted because of its anticipated benefits to the LifePath Portfolios. The anticipated benefits include: easier and more effective management as a result of steady inflows of cash from the sale of new shares, a reduction in the expense ratio as a result of achieving economies of scale, lower transaction costs or better prices as a result of the ability to purchase larger blocks of securities, and avoidance of the forced sale of securities to meet redemptions that might adversely affect the performance of the LifePath Portfolios. Under the Distribution Plan and pursuant to the related Distribution Agreement with BRIL, the LifePath Portfolios may pay the Distributor, as compensation for distribution-related services, monthly fees at the annual rate of up to 0.25% of the average daily net assets of Class R Shares and up to 0.75% of the average daily net assets of Investor C Shares of the LifePath Portfolios offering such shares.

The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of FINRA, under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BTC and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of LifePath Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Trust currently does not have a distribution plan in place for the Institutional or Class K Shares. Institutional and Class K shareholders do not pay any fees for distribution services. The Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including a majority of the Independent Trustees. Any Distribution Agreement related to the Distribution Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees on not more than 60 days' written notice. The Distribution Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the LifePath Portfolios involved, and no material amendments to the Distribution Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees. The Distribution Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by Independent Trustees.

For the fiscal year ended December 31, 2009, the LifePath Portfolios paid the following fees for distribution-related services under the Distribution Plan with respect to Investor A Shares. As of such date, Class R and Investor C Shares of the Trust had not commenced operations:

                                               FISCAL YEAR ENDED
                     LIFEPATH PORTFOLIO           12/31/2009
                     ------------------           ----------

                LifePath Retirement Portfolio      $101,847

                LifePath 2020 Portfolio            $511,559

                LifePath 2030 Portfolio            $397,581

                LifePath 2040 Portfolio            $288,410

                LifePath 2050 Portfolio            $  1,697

Payments are made by the LifePath Portfolios pursuant to each Plan regardless of expenses incurred by the Distributor. In addition to payments received from the LifePath Portfolios, selling or servicing agents may receive significant additional payments directly from BTC, BFA, BRIL or their affiliates in connection with the sale of LifePath Portfolio shares.

MIP DISTRIBUTION PLAN. MIP's Board of Trustees has adopted, on behalf of each LifePath Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "MIP Plan"). The MIP Plan was adopted by a majority of MIP's Board of Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP, on October 10, 1995 and approved annually in the same manner. The MIP Plan provides that if any portion of a LifePath Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each LifePath Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a LifePath Master Portfolio, such payment would be authorized pursuant to the MIP Plan.

CUSTODIAN. State Street is the custodian for each LifePath Portfolio and Master Portfolio and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the LifePath Portfolios and Master Portfolios; receives and delivers all assets for the LifePath Portfolios and Master Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the LifePath Portfolios and Master Portfolios; and pays all expenses of the LifePath Portfolios. State

Street is not entitled to receive compensation for its services as custodian so long as it receives fees from BTC for providing sub-administration services to the LifePath Portfolios.

TRANSFER AND DIVIDEND DISBURSING AGENT. PNC Global Investment Servicing (U.S.) Inc., a subsidiary of PNC, acts as each LifePath Portfolio's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement") with the LifePath Portfolios. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. PNC GIS is paid fees for the services it provides based on the type of account and the level of services provided. PNC GIS is also entitled to be reimbursed for its reasonable out-of-pocket expenses. BTC has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. PNC GIS may be paid fees for certain accounts that participate in certain fee-based programs sponsored by BFA or its affiliates. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Trust, MIP and BFA.

PORTFOLIO MANAGERS

As of December 31, 2009, the individuals named as Portfolio Managers of the Master Portfolios in the Prospectuses were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

                    REGISTERED                                     ACCOUNTS WITH
                    INVESTMENT    OTHER POOLED                    INCENTIVE-BASED
                    COMPANIES  INVESTMENT VEHICLES OTHER ACCOUNTS FEE ARRANGEMENTS
-                   ---------  ------------------- -------------- ----------------

Dagmar Nikles

Number of Accounts     N/A             31                3              N/A

Net Assets             N/A       $15,140,406,393      $300,541          N/A

                    REGISTERED                                     ACCOUNTS WITH
                    INVESTMENT    OTHER POOLED                    INCENTIVE-BASED
                    COMPANIES  INVESTMENT VEHICLES OTHER ACCOUNTS FEE ARRANGEMENTS
                    ---------  ------------------- -------------- ----------------

Leslie Gambon

Number of Accounts     N/A             31                3              N/A

Net Assets             N/A       $15,140,406,393      $501,218          N/A

                    REGISTERED                                     ACCOUNTS WITH
                    INVESTMENT    OTHER POOLED                    INCENTIVE-BASED
                    COMPANIES  INVESTMENT VEHICLES OTHER ACCOUNTS FEE ARRANGEMENTS
-                   ---------  ------------------- -------------- ----------------

Alan Mason

Number of Accounts     N/A             N/A               4              N/A

Net Assets             N/A             N/A            $231,863          N/A

                    REGISTERED                                     ACCOUNTS WITH
                    INVESTMENT    OTHER POOLED                    INCENTIVE-BASED
                    COMPANIES  INVESTMENT VEHICLES OTHER ACCOUNTS FEE ARRANGEMENTS
                    ---------  ------------------- -------------- ----------------

Amy Whitelaw/(1)/

Number of Accounts     N/A             86                2              N/A

Net Assets             N/A       $25,993,680,327      $908,190          N/A

-------------
/(1) /Ms. Whitelaw was appointed as a Portfolio Manager of the Master
     Portfolios effective April 30, 2010. Her information in the table above is as of December 31, 2009.

Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to replicate independently maintained indexes. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time the Master Portfolios may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio's or account's gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of December 31, 2009.

                                           NUMBER OF OTHER ACCOUNTS WITH
                                              PERFORMANCE-BASED FEES
                                           MANAGED BY PORTFOLIO MANAGER       AGGREGATE OF TOTAL ASSETS
-                                          ----------------------------       -------------------------

Dagmar Nikles

Registered Investment Companies                         N/A                              N/A

Other Pooled Investment Vehicles                        N/A                              N/A

Other Accounts                                          N/A                              N/A

                                           NUMBER OF OTHER ACCOUNTS WITH
                                              PERFORMANCE-BASED FEES
                                           MANAGED BY PORTFOLIO MANAGER       AGGREGATE OF TOTAL ASSETS
-                                          ----------------------------       -------------------------

Leslie Gambon

Registered Investment Companies                         N/A                              N/A

Other Pooled Investment Vehicles                        N/A                              N/A

Other Accounts                                          N/A                              N/A

                                           NUMBER OF OTHER ACCOUNTS WITH
                                              PERFORMANCE-BASED FEES
                                           MANAGED BY PORTFOLIO MANAGER       AGGREGATE OF TOTAL ASSETS
-                                          ----------------------------       -------------------------

Alan Mason

Registered Investment Companies                         N/A                              N/A

Other Pooled Investment Vehicles                        N/A                              N/A

Other Accounts                                          N/A                              N/A

                                           NUMBER OF OTHER ACCOUNTS WITH
                                              PERFORMANCE-BASED FEES
                                           MANAGED BY PORTFOLIO MANAGER       AGGREGATE OF TOTAL ASSETS
                                           ----------------------------       -------------------------

Amy Whitelaw/(1)/

Registered Investment Companies                         N/A                              N/A

Other Pooled Investment Vehicles                        N/A                              N/A

Other Accounts                                          N/A                              N/A

-------------
/(1) /Ms. Whitelaw was appointed as a Portfolio Manager of the Master
     Portfolios effective April 30, 2010. Her information in the table above is as of December 31, 2009.

The discussion below describes the Portfolio Managers' compensation as of December 1, 2009.

PORTFOLIO MANAGER COMPENSATION OVERVIEW. BFA's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, and participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock common stock.

As of December 31, 2009, the Portfolio Managers beneficially owned interests in each of the LifePath Portfolios that invest in Master Portfolios for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

LIFEPATH RETIREMENT PORTFOLIO
                                               $10,001 $50,001  $100,001 $500,001 OVER
                               NONE $1 TO $10K TO $50K TO $100K TO $500K  TO $1M  $1M
                               ---- ---------- ------- -------- --------  ------  ---

     Dagmar Nikles              X

     Leslie Gambon              X

     Alan Mason                 X

     Amy Whitelaw/(1)/          X

LIFEPATH 2020 PORTFOLIO
                                               $10,001 $50,001  $100,001 $500,001 OVER
                               NONE $1 TO $10K TO $50K TO $100K TO $500K  TO $1M  $1M
                               ---- ---------- ------- -------- --------  ------  ---

     Dagmar Nikles              X

     Leslie Gambon              X

     Alan Mason                 X

     Amy Whitelaw/(1)/          X

LIFEPATH 2030 PORTFOLIO
                                               $10,001 $50,001  $100,001 $500,001 OVER
                               NONE $1 TO $10K TO $50K TO $100K TO $500K  TO $1M  $1M
                               ---- ---------- ------- -------- --------  ------  ---

     Dagmar Nikles              X

     Leslie Gambon              X

     Alan Mason                 X

     Amy Whitelaw/(1)/          X

LIFEPATH 2040 PORTFOLIO
                                               $10,001 $50,001  $100,001 $500,001 OVER
                               NONE $1 TO $10K TO $50K TO $100K TO $500K  TO $1M  $1M
                               ---- ---------- ------- -------- --------  ------  ---

     Dagmar Nikles              X

     Leslie Gambon              X

     Alan Mason                 X

     Amy Whitelaw/(1)/          X

LIFEPATH 2050 PORTFOLIO
                                               $10,001 $50,001  $100,001 $500,001 OVER
                               NONE $1 TO $10K TO $50K TO $100K TO $500K  TO $1M  $1M
                               ---- ---------- ------- -------- --------  ------  ---

     Dagmar Nikles              X

     Leslie Gambon              X

     Alan Mason                 X

     Amy Whitelaw/(1)/          X

-------------
/(1) /Ms. Whitelaw was appointed as a Portfolio Manager of the Master
     Portfolios effective April 30, 2010. Her information in the table above is as of December 31, 2009.

DETERMINATION OF NET ASSET VALUE

VALUATION OF SHARES. The aggregate net asset value of each LifePath Portfolio is calculated based on the net asset value of the corresponding Master Portfolio and is determined once daily Monday through Friday as of the close of business on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading based upon prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after such an order is placed. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The aggregate net asset value of the Master Portfolio is the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to BlackRock, are accrued daily. Each investor in the Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor's interest in the Master Portfolio will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Master Portfolio by the percentage, effective for that day, that represents the investor's share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate interests in the Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Master Portfolio effected on such day, and
(ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Master Portfolio after the close of business on the NYSE or the next determination of the aggregate net asset value of the Master Portfolio.

Valuation of securities held by each LifePath Portfolio or Master Portfolio is as follows:

EQUITY INVESTMENTS. Equity securities traded on a recognized securities exchange (E.G., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an "Exchange") are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a LifePath Portfolio on a day on which the LifePath Portfolio values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a LifePath Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a LifePath Portfolio values such security, the prior day's price will be used, unless BlackRock determines that such prior day's price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

FIXED-INCOME INVESTMENTS. Fixed-income securities for which market quotations are readily available are generally valued using such securities' most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust's Board. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BFA determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed-income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (E.G., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

OPTIONS, FUTURES, SWAPS AND OTHER DERIVATIVES. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a LifePath Portfolio on a day on which the LifePath Portfolio values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a LifePath Portfolio values such option, the prior day's price will be used, unless BlackRock determines that such prior day's price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC options may be valued using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

UNDERLYING FUNDS. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.

GENERAL VALUATION INFORMATION

In determining the market value of portfolio investments, the LifePath Portfolio may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each LifePath Portfolio's books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each LifePath Portfolio's securities and other assets and liabilities are based on information available at the time the LifePath Portfolio values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the LifePath Portfolio valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Trust's Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a LifePath Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Trust's Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the LifePath Portfolios may be traded on foreign exchanges or OTC markets on days on which a LifePath Portfolio's net asset value is not calculated. In such cases, the net asset value of a LifePath Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the LifePath Portfolio.

FAIR VALUE. When market quotations are not readily available or are believed by BlackRock to be unreliable, a LifePath Portfolio's investments are valued at fair value ("Fair Value Assets"). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Trust's Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (E.G., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a LifePath Portfolio's assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the LifePath Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day's price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a LifePath Portfolio's pricing time.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock's Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the LifePath Portfolios' accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the LifePath Portfolios. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a LifePath Portfolio might reasonably expect to receive from the current sale of that asset or liability in an arm's-length transaction. The price generally may not be determined based on what a LifePath Portfolio might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a LifePath Portfolio's net asset value. As a result, a LifePath Portfolio's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each LifePath Portfolio's annual audited financial statements, which are prepared in accordance with generally accepted accounting principles ("GAAP"), follow the requirements for valuation set forth in Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, FAS 157 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a LifePath Portfolio. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the LifePath Portfolio's inability to obtain a third-party determination of fair market value.

PURCHASE, REDEMPTION AND PRICING OF SHARES

TERMS OF PURCHASE AND REDEMPTION. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and are generally closed on all other days on which the NYSE is closed for regular trading. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each LifePath Portfolio reserves the right to change the minimum amounts required for initial investment and subsequent investment, if any. On any day the LifePath Portfolios close early, purchase and redemption orders received after a LifePath Portfolio's closing time will be executed on the next business day. In addition, each LifePath Portfolio reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC.

IN-KIND PURCHASES. Payment for shares of a LifePath Portfolio may, at the discretion of BFA, be made in the form of securities that are permissible investments for the LifePath Portfolio and must meet the investment objective, policies and limitations of the LifePath Portfolio as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a LifePath Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the LifePath Portfolio or its Master Portfolio or an Underlying Fund in which the Master Portfolio invests; (ii) are accompanied by satisfactory assurance that the LifePath Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the LifePath Portfolio; (iv) be in proper form for transfer to the LifePath Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the LifePath Portfolio engaged in the in-kind purchase transaction and must be delivered to such LifePath Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Each LifePath Portfolio immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

SUSPENSION OF REDEMPTION RIGHTS OR PAYMENT OF REDEMPTION PROCEEDS. The Trust may suspend the right of redemption or postpone redemption payments for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio's investments is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit. Each LifePath Portfolio reserves the right to suspend investors' rights of redemption and to delay delivery of redemption proceeds, as permitted under Section 22(e) of the 1940 Act, and other applicable laws.

DECLARATION OF TRUST PROVISIONS REGARDING REDEMPTIONS AT OPTION OF TRUST. As provided in the Trust's Declaration of Trust, the Trustees may require shareholders to redeem shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to such shareholder.

PORTFOLIO TRANSACTIONS

Since each LifePath Portfolio invests all of its assets in a Master Portfolio, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

GENERAL. Subject to policies established by the Board of Trustees, BFA is primarily responsible for the execution of a Master Portfolio's portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

A Master Portfolio's purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio with respect to the LifePath Portfolio (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

Each Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each LifePath Portfolio and interests of the Master Portfolios are redeemable on a daily basis in U.S. dollars, each Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Master Portfolio's portfolio strategies.

Each Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed-income securities such as corporate debt and U.S. government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

A Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of a Master Portfolio and shareholders of the corresponding LifePath Portfolio.

BROKERAGE COMMISSIONS. Each Master Portfolio purchases and sells those portfolio securities that are interests in Underlying Funds that are not iShares Funds by dealing directly with the issuer - the Underlying Funds. Each Master Portfolio purchases and sells those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions.

The table below sets forth the brokerage commissions paid by each Master Portfolio for the fiscal years noted:

                                      FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
          MASTER PORTFOLIO               12/31/2007        12/31/2008        12/31/2009
          ----------------               ----------        ----------        ----------

LifePath Retirement Master Portfolio       $10,313          $ 24,659           $17,261

LifePath 2020 Master Portfolio             $80,576          $148,789           $89,676

LifePath 2030 Master Portfolio             $73,738          $130,637           $92,153

LifePath 2040 Master Portfolio             $62,630          $119,334           $76,825

LifePath 2050 Master Portfolio/1/              N/A          $  1,655           $ 7,713

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/1/ LifePath 2050 Master Portfolio commenced operations on June 30, 2008.

BROKERAGE COMMISSIONS PAID TO AFFILIATES. During the past three fiscal years, the Master Portfolios paid no brokerage commissions to affiliated brokers.

SECURITIES OF REGULAR BROKER-DEALERS. As of December 31, 2009, none of the Master Portfolios in which each LifePath Portfolio invests owned securities of its "regular brokers or dealers" (as defined in the 1940 Act) or their parents.

DISTRIBUTIONS AND TAXES

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Account Information--Taxes." The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the LifePath Portfolios. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold LifePath Portfolio shares as capital assets within the meaning of the Internal Revenue Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding LifePath Portfolio shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding LifePath Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the LifePath Portfolios. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the LifePath Portfolios, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each LifePath Portfolio and Underlying Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code as long as such qualification is in the best interests of the LifePath Portfolio's shareholders. Each LifePath Portfolio will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to regulated investment companies generally will apply separately to each LifePath Portfolio, even though each LifePath Portfolio is a series of a trust. Furthermore, each LifePath Portfolio separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the Internal Revenue Code, each LifePath Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in Section 851(h) of the Internal Revenue Code. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each LifePath Portfolio must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the LifePath Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the LifePath Portfolio's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the LifePath Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a LifePath Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each LifePath Portfolio generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the Internal Revenue Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A LifePath Portfolio generally will not be subject to U.S. federal income tax on the investment company taxable income and "net capital gain" (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a LifePath Portfolio meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a LifePath Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the LifePath Portfolio and its shareholders will be treated as if the LifePath Portfolio paid the distribution by December 31 of the calendar year in which it was declared. Each LifePath Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a LifePath Portfolio will not be subject to U.S. federal income taxation.

If, in any taxable year, a LifePath Portfolio fails to qualify as a regulated investment company under the Internal Revenue Code or fails to meet the distribution requirements described above, the LifePath Portfolio would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the LifePath Portfolio's earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the LifePath Portfolio may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the LifePath Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the LifePath Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the LifePath Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

EXCISE TAX. A 4% non-deductible excise tax will be imposed on each LifePath Portfolio to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (ii) at least 98% of its net capital gain income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) for the 12 month period ending on October 31, and (iii) all of its ordinary income and net capital gain income from previous years that was not distributed or subject to tax during such years. Each LifePath Portfolio intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a LifePath Portfolio will not be subject to the excise tax.

CAPITAL LOSS CARRY-FORWARDS. A LifePath Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A LifePath Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the LifePath Portfolios do not expect to distribute any such capital gains. The LifePath Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2009, the LifePath Portfolios had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated:

                                            EXPIRING        EXPIRING
              LIFEPATH PORTFOLIO           12/31/2016      12/31/2017
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         LifePath Retirement Portfolio  $28,826,523/(1)/   $6,610,932

         LifePath 2020 Portfolio           $6,147,998     $56,526,213

         LifePath 2030 Portfolio        $      12,392,101 $ 46,671,709

         LifePath 2040 Portfolio        $      11,264,177 $ 37,111,457

         LifePath 2050 Portfolio                      N/A          N/A

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/(1) /The LifePath Retirement Portfolio had a capital loss carryforward of $27,945,792 that it acquired from the LifePath 2010 Portfolio which will expire on December 31, 2016. The capital loss carryforward of LifePath Retirement Portfolio may be subject to loss limitations.

EQUALIZATION ACCOUNTING. Each LifePath Portfolio may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a LifePath Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a LifePath Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a LifePath Portfolio's total returns, it may reduce the amount that the LifePath Portfolio would otherwise distribute to continuing shareholders by reducing the LifePath Portfolio's required distribution amounts by a portion of the redemption proceeds paid to redeeming shareholders. However, the IRS has not expressly sanctioned the equalization accounting method used by the LifePath Portfolios, and thus the use of this method may be subject to IRS scrutiny.

INVESTMENT THROUGH MASTER PORTFOLIOS. Each LifePath Portfolio seeks to continue to qualify as a regulated investment company by investing its assets in a related Master Portfolio. Each Master Portfolio is treated as a non-publicly-traded partnership (or, in the event that a LifePath Portfolio is the sole investor in the related Master Portfolio, as disregarded from the LifePath Portfolio) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly-traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (I.E., "passed-through" to) its investors, including the corresponding LifePath Portfolio, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Internal Revenue Code and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the related LifePath Portfolio would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding LifePath Portfolio) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF UNDERLYING FUND INVESTMENTS. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses, and if the Underlying Fund has held the disposed securities for more than one year at the time of disposition such gains and losses generally are treated as long-term capital gains or losses.

If an Underlying Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, usually at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by an Underlying Fund will be deemed "Section 1256 contracts." An Underlying Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at fair market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Certain transactions that qualify as designated "hedging transactions," as defined in Section 1221(b)(2) of the Internal Revenue Code, are excepted from the mark-to-market rule and the "60%/40%" rule.

Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund's income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to an Underlying Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of

"straddles" is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if one or more (but not all) of the futures, forward, or option contracts or other positions comprising a part of such straddles are governed by Section 1256 of the Internal Revenue Code, described above. An Underlying Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Underlying Fund shareholders, and which will be taxed to Underlying Fund shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to an Underlying Fund that had not engaged in such transactions.

If an Underlying Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon an Underlying Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund's holding period in the property and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Underlying Fund's taxable year, the Underlying Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Underlying Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the Underlying Fund could be subject to U.S. federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Internal Revenue Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Fund may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Fund without corresponding current cash receipts. Although the Underlying Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Underlying Fund, in which case the Underlying Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements. In addition, payments received by the Underlying Funds in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual U.S. federal income tax on certain dividends and so may be taxable as ordinary income.

TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a LifePath Portfolio's earnings and profits, described above, are determined at the end of the LifePath Portfolio's taxable year and are allocated PRO RATA to distributions made throughout the entire year. All distributions paid out of a LifePath Portfolio's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the LifePath Portfolio, generally are deemed to be taxable distributions and must generally be reported on each LifePath Portfolio shareholder's U.S. federal income tax return. Distributions in excess of a LifePath Portfolio's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's LifePath Portfolio shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A LifePath Portfolio may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each LifePath Portfolio has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income or, if so designated by a LifePath Portfolio and certain other conditions are met, as "qualified dividend income" taxable at a reduced U.S. federal income tax rate to individual shareholders. Dividend income distributed to individual shareholders will qualify as "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Internal Revenue Code to the extent such distributions are attributable to income from the LifePath Portfolio's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the LifePath Portfolio and the shareholders.

A distribution that is attributable to qualified dividend income of a LifePath Portfolio that is paid by the LifePath Portfolio to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (i) the dividend is received with respect to any share of the LifePath Portfolio held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (ii) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (iii) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions designated by a LifePath Portfolio as a capital gain dividend will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the LifePath Portfolio's actual net capital gain for the taxable year), regardless of how long a shareholder has held the LifePath Portfolio shares. Each LifePath Portfolio will designate capital gain dividends, if any, in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

SALES OF LIFEPATH PORTFOLIO SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in LifePath Portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if LifePath Portfolio shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such LifePath Portfolio shares for more than one year at the time of the sale.

Also, if a shareholder realizes a loss on a disposition of LifePath Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares. If a shareholder receives a capital gain dividend with respect to any LifePath Portfolio share and such LifePath Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that LifePath Portfolio share will be treated as a long-term capital loss to the extent of the capital gain dividend.

Under Treasury Regulations, if a shareholder recognizes a loss with respect to shares of a LifePath Portfolio of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases exempt from this requirement but, under current guidance, shareholders of regulated investment companies are not exempt. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN TAXES. Amounts realized by a LifePath Portfolio on foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a LifePath Portfolio's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the LifePath Portfolio would be eligible to file an annual election with the IRS pursuant to which the LifePath Portfolio could pass through to its shareholders on a PRO RATA basis foreign income and similar taxes paid by the LifePath Portfolio, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the LifePath Portfolios expects to qualify for this election.

FEDERAL INCOME TAX RATES. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) qualified dividend income is 15%; (iii) capital gain dividends is 15%; and (iv) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends, long-term capital gains, and qualified dividend income may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends, long-term capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, qualified dividend income, capital gain dividends, and long-term capital gains is generally 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

BACK-UP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("back-up withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a LifePath Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder's social security or other "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to back-up withholding, or the IRS notifies the LifePath Portfolio that the shareholder's TIN is incorrect or that the shareholder is subject to back-up withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her U.S. federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase for taxable years beginning after December 31, 2010.

TAX-DEFERRED PLANS. Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on LifePath Portfolio dividends or distributions or on sales of LifePath Portfolio shares unless the acquisition of the LifePath Portfolio shares was debt-financed. However, in the case of LifePath Portfolio shares held through a non-qualified deferred compensation plan, LifePath Portfolio dividends and distributions received by the plan and sales of LifePath Portfolio shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a LifePath Portfolio, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales of LifePath Portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, may apply to accounts maintained as qualified retirement plans. All prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding LifePath Portfolio shares through a tax-advantaged plan or account.

CORPORATE SHAREHOLDERS. Subject to limitations and other rules, a corporate shareholder of a LifePath Portfolio may be eligible for the dividends-received deduction on the LifePath Portfolio's distributions to the extent that such distributions are attributable to dividends from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a LifePath Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex and, therefore, corporate shareholders of the LifePath Portfolios are urged to consult their own tax advisers and financial planners.

FOREIGN SHAREHOLDERS. With respect to taxable years of a LifePath Portfolio beginning before January 1, 2010, certain distributions, if designated by a LifePath Portfolio as "interest-related dividends," that are generally attributable to the LifePath Portfolio's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (I.E., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the LifePath Portfolio obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). If applicable, each LifePath Portfolio may choose to designate any interest-related dividends in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a LifePath Portfolio, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder's capital gains realized on the disposition of LifePath Portfolio shares, capital gain distributions and, with respect to certain taxable years of a LifePath Portfolio before January 1, 2010, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the LifePath Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to certain taxable years of a LifePath Portfolio before January 1, 2010, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the LifePath Portfolios do not expect LifePath Portfolio shares to constitute U.S. real property interests, a portion of a LifePath Portfolio's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a LifePath Portfolio may choose to designate as such in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, LifePath Portfolio shares will be deemed to be property situated in the U.S. and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying before January 1, 2010, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, LifePath Portfolio shares are not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the LifePath Portfolio's taxable year immediately preceding the shareholder's date of death, the assets of the LifePath Portfolio that are "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bear to the total assets of the LifePath Portfolio. In general, no U.S. federal gift tax will be imposed on gifts of LifePath Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding LifePath Portfolio shares through foreign partnerships.

RECENTLY ENACTED LEGISLATION. Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Internal Revenue Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and
(ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 11 separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a LifePath Portfolio's fundamental investment policies.

VOTING. All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a LifePath Portfolio's fundamental investment policy would be voted upon only by shareholders of that LifePath Portfolio. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a LifePath Portfolio is effective as to that LifePath Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses of each LifePath Portfolio and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a LifePath Portfolio, means the vote of the lesser of (i) 67% of the shares of the LifePath Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the LifePath Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the LifePath Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of
(i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's investment objective or policies on a LifePath Portfolio, as an interestholder in the Master Portfolio, or the LifePath Portfolio's shareholders, see "Management -- Master/Feeder Structure."

In accordance with the Trust's Declaration of Trust, the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Covered LifePath Portfolios (defined below) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another LifePath Portfolio. For example, as the target year of a Covered LifePath Portfolio (as set forth in its name) approaches, the Board of Trustees may authorize that Covered Portfolio to merge into or consolidate with LifePath Retirement Portfolio without shareholder approval of either constituent LifePath Portfolio. "Covered LifePath Portfolios" are LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio, LifePath 2050 Portfolio and any LifePath series commencing operations in the future.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS. Each share of a LifePath Portfolio represents an equal proportional interest in the LifePath Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the LifePath Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a LifePath Portfolio are entitled to receive the assets attributable to the LifePath Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the LifePath Portfolios. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a LifePath Portfolio is requested to vote on a matter with respect to its Master Portfolio, the LifePath Portfolio will follow its voting procedures, as described in "Voting."

ADDITIONAL INFORMATION ON THE LIFEPATH PORTFOLIOS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the LifePath Portfolios, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-800-441-7762 (toll-free).

The registration statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust's official sales literature in connection with the offer of the LifePath Portfolios' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2009 for each LifePath Portfolio and related Master Portfolio are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on March 10, 2010. The annual report, which contains the referenced audited financial statements, is available upon request and without charge.

DISCLAIMERS

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund (the "iShares S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's or its affiliates. Standard & Poor's and its affiliates make no representation or warranty, express or implied, to the owners of shares of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in iShares S&P Funds particularly or the ability of the Standard & Poor's Indexes to track general stock market performance. Standard & Poor's and its affiliates' only relationship to the iShares Trust (as used in these Disclaimers, the "Trust"), BTC and BFA is the licensing of certain trademarks and trade names of Standard & Poor's and its affiliates and of the Standard & Poor's Indexes, which are determined, composed and calculated by Standard & Poor's and its affiliates without regard to the Trust, BTC, BFA or the iShares S&P Funds. Standard & Poor's and its affiliates have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares S&P Funds into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's and its affiliates are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares S&P Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares S&P Funds are to be converted into cash. Standard & Poor's and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. Standard & Poor's and its affiliates do not guarantee the accuracy or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's and its affiliates shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's and its affiliates make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares S&P Funds or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's and its affiliates make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's and its affiliates have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Standard & Poor's Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares of the iShares Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Russell Funds particularly or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Russell Investment Group's and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the Trust, BTC, BFA or the iShares Russell Funds. Russell Investment Group has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Russell Funds into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Russell Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Russell Funds are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration, marketing or trading of the iShares Russell Funds. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Russell Funds or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the
Trust, BTC, BFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Cohen & Steers Realty Majors Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of JPMorgan and of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BTC, BFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares JPMorgan USD Emerging Markets Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares JPMorgan USD Emerging Markets Bond Fund are to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan does not guarantee the accuracy or the completeness of the JPMorgan EMBI Global Core Index or any data included therein and JPMorgan shall have no liability for any errors, omissions, or interruptions therein. JPMorgan makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the JPMorgan USD Emerging Markets Bond Fund or any other person or entity from the use of the JPMorgan EMBI Global Core Index or any data included therein. JPMorgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the JPMorgan EMBI Global Core Index or any data included therein, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares iBoxx $ High Yield Corporate Bond Fund particularly or the ability of the iBoxx $ Liquid High Yield Index to track the general stock market performance.

IIC's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of IIC and of the iBoxx $ Liquid High Yield Index which is determined, composed and calculated by IIC without regard to the Trust, BTC, BFA or the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares iBoxx $ High Yield Corporate Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares iBoxx $ High Yield Corporate Bond Fund are to be converted into cash. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC does not guarantee the accuracy or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein and IIC shall have no liability for any errors, omissions, or interruptions therein. IIC makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any other person or entity from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the iBoxx $ Liquid High Yield Index or any data included therein, even if notified of the possibility of such damages.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together, the "FTSE Licensor Parties"). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and/or the figure at which the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein, even if notified of the possibility of such damages.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in funds generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, servicemarks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to the Trust, iShares, Inc., BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by a licensee, licensee's customers and counterparties, the owners of the iShares MSCI Index Funds or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the "Barclays Capital Funds") are not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of investing in securities generally or in the Barclays Capital Funds particularly or the ability of the Barclays Capital Funds' underlying indexes (the "Underlying Indexes") to track general bond market performance. Barclays Capital's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Barclays Capital and of the Underlying Indexes, which are determined, composed and calculated by Barclays Capital without regard to the Trust, BTC, BFA or the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BTC, BFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination of the prices and amount of shares of the Barclays Capital Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Barclays Capital Funds are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Barclays Capital Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the iShares funds or to any other person or entity as to results to be obtained by the series of the Trust from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                  APPENDIX A

                     DESCRIPTION OF CORPORATE BOND RATINGS

Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

The descriptions below relate to corporate bonds and are not applicable to the other types of securities.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT-GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

NOTES TO RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "B," or to short-term ratings other than "F-l."

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                                  APPENDIX B

                             Proxy Voting Policies

                        For The BlackRock-Advised Funds

                                December, 2009

                               TABLE OF CONTENTS

                                                         PAGE
                                                         ----

                  I. INTRODUCTION....................... B-3

                  II. PROXY VOTING POLICIES............. B-4

                  A. Boards of Directors................ B-4

                  B. Auditors........................... B-4

                  C. Compensation and Benefits.......... B-4

                  D. Capital Structure.................. B-4

                  E. Corporate Charter and By-Laws...... B-4

                  F. Environmental and Social Issues.... B-4

                  IV. REPORTS TO THE BOARD.............. B-5

I. INTRODUCTION

The Trustees/Directors ("Directors") of the BlackRock-Advised Funds (the "Funds") have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers ("BlackRock"), the investment adviser to the Funds, as part of BlackRock's authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds' shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock's Corporate Governance Committee (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock's proxy voting guidelines. BlackRock's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BlackRock or BlackRock's affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A. BOARDS OF DIRECTORS

The Funds generally support the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee's history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation's choice of auditor, in individual cases, consideration may be given to an auditors' history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company's board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BlackRock or BlackRock's affiliates, from having undue influence on BlackRock's proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

SAI-BR3-LP-0510

                      STATEMENT OF ADDITIONAL INFORMATION

                              BLACKROCK FUNDS III

                               DATED MAY 1, 2010

                  FUND                                 TICKER
                  ----                                 ------

                  BLACKROCK CASH FUNDS: INSTITUTIONAL

                   Aon Captives Shares                 AOCXX

                   Capital Shares                      BCIXX

                   Institutional Shares                BGIXX

                   Premium Shares                      BSSXX

                   Select Shares                       BGLXX

                   Trust Shares                        BGTXX

                  BLACKROCK CASH FUNDS: PRIME

                   Capital Shares                      BCPXX

                   Institutional Shares                BPIXX

                   Premium Shares                      BPSXX

                   Select Shares                       BPLXX

                   Trust Shares                        BPEXX

                  BLACKROCK CASH FUNDS: GOVERNMENT

                   Institutional Shares                BVIXX

                   Select Shares                       BVSXX

                   Trust Shares                        BVTXX

                  BLACKROCK CASH FUNDS: TREASURY

                   Capital Shares                      BCYXX

                   Institutional Shares                BRIXX

                   Premium Shares                      BSPXX

                   Select Shares                       BRSXX

                   Trust Shares                        BYTXX

BlackRock Funds III (the "Trust") is an open-end, series management investment company. This combined Statement of Additional Information ("SAI") contains additional information about Premium, Capital, Institutional, Select and Trust Shares of the following series of the Trust -- BlackRock Cash Funds: Prime, BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury and Institutional, Select and Trust Shares of BlackRock Cash Funds: Government (each, a "Fund" and collectively, the "Funds"). This SAI also contains information about Aon Captives Shares of BlackRock Cash Funds: Institutional.

Each Fund seeks to achieve its investment objective by investing all of its assets in a master portfolio of Master Investment Portfolio ("MIP"). BlackRock Cash Funds: Institutional invests in Money Market Master Portfolio; BlackRock Cash Funds: Prime invests in Prime Money Market Master Portfolio; BlackRock Cash Funds: Government invests in Government Money Market Master Portfolio; and BlackRock Cash Funds: Treasury invests in Treasury Money Market Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"). MIP is an open-end, series management investment company. BlackRock Fund Advisors ("BFA" or the "Investment Adviser") (formerly, Barclays Global

Fund Advisors) serves as investment adviser to each Master Portfolio. References to the investments, investment policies and risks of a Fund, unless otherwise indicated, should be understood to include references to the investments, investment policies and risks of such Fund's Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the current prospectuses for Premium, Capital, Institutional, Select and Trust Shares of the Funds, and Aon Captives Shares of BlackRock Cash Funds: Institutional, each dated May 1, 2010 (each, a "Prospectus" and collectively, the "Prospectuses"), and as amended from time to time. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the schedules of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2009, are hereby incorporated by reference to the Funds' annual reports, semi-annual reports and Prospectuses for Capital, Premium, Institutional, Select and Trust Shares of the Funds, and Aon Captives Shares of BlackRock Cash Funds: Institutional. Copies of the Prospectuses, annual reports and semi-annual reports may be obtained without charge by writing to BlackRock Funds III, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-800-768-2836 (toll-free).

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----

History of the Trust............................................................   1

Description of the Funds and their Investments and Risks........................   1

   Investment Objectives and Policies...........................................   1

   Master/Feeder Structure......................................................   1

Investment Restrictions.........................................................   2

   Fundamental Investment Restrictions of the Funds.............................   2

   Non-Fundamental Investment Restrictions of the Funds.........................   4

   Investments and Risks........................................................   5

   Asset-Backed and Commercial Mortgage-Backed Securities.......................   5

   Bank Obligations.............................................................   5

   Commercial Paper and Short-Term Corporate Debt Instruments...................   6

   Floating-Rate and Variable-Rate Obligations..................................   7

   Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.   8

   Funding Agreements...........................................................   8

   Illiquid Securities..........................................................   8

   Investment Company Securities................................................   8

   Letters of Credit............................................................   8

   Loans of Portfolio Securities................................................   9

   Loan Participation Agreements................................................   9

   Medium-Term Notes............................................................  10

   Mortgage Pass-Through Securities.............................................  10

   Mortgage Securities..........................................................  11

   Municipal Securities.........................................................  12

   Non-U.S. Obligations.........................................................  12

   Participation Interests......................................................  12

   Repurchase Agreements........................................................  13

   Restricted Securities........................................................  13

   Unrated Investments..........................................................  13

   U.S. Government Obligations..................................................  14

   U.S. Treasury Obligations....................................................  14

Selective Disclosure of Portfolio Holdings......................................  14

Management......................................................................  16

   Share Ownership Information..................................................  23

   Ownership of Securities of Certain Entities..................................  23

   Compensation of Trustees.....................................................  24

                                                                                 PAGE
                                                                                 ----

   Master/Feeder Structure......................................................  25

   Codes of Ethics..............................................................  25

   Proxy Voting Policies of the Master Portfolios...............................  26

   Shareholder Communication to the Board of Trustees...........................  26

   Potential Conflicts of Interest..............................................  26

Control Persons and Principal Holders of Securities.............................  34

Investment Adviser and Other Service Providers..................................  36

   Investment Adviser...........................................................  36

   Advisory Fees................................................................  36

   Administrator................................................................  37

   Distributor..................................................................  38

   BlackRock Cash Funds: Institutional -- Aon Captives Shares Distribution Plan.  39

   Shareholder Servicing Agents.................................................  40

   Custodian....................................................................  42

   Transfer and Dividend Disbursing Agent.......................................  42

   Independent Registered Public Accounting Firm................................  43

   Legal Counsel................................................................  43

Determination of Net Asset Value................................................  43

Purchase, Redemption and Pricing of Shares......................................  43

   Terms of Purchase and Redemption.............................................  43

   In-Kind Purchases............................................................  44

   Suspension of Redemption Rights or Payment of Redemption Proceeds............  44

   Declaration of Trust Provisions Regarding Redemptions at Option of Trust.....  44

Portfolio Transactions..........................................................  44

   General......................................................................  44

   Portfolio Turnover...........................................................  46

   Securities of Regular Broker-Dealers.........................................  46

Distributions and Taxes.........................................................  46

   Qualification as a Regulated Investment Company..............................  47

   Excise Tax...................................................................  48

   Capital Loss Carry-Forwards..................................................  49

   Investment Through the Master Portfolios.....................................  49

   Taxation of Fund Investments.................................................  49

   Taxation of Distributions....................................................  50

   Sales of Fund Shares.........................................................  51

   Foreign Taxes................................................................  51

   Federal Income Tax Rates.....................................................  52

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   Back-Up Withholding..........................................................  52

   Tax-Deferred Plans...........................................................  52

   Foreign Shareholders.........................................................  52

   Recently Enacted Legislation.................................................  53

Capital Stock...................................................................  54

   Voting.......................................................................  54

   Dividends and Distributions..................................................  54

   Master Portfolios............................................................  55

Additional Information on the Funds.............................................  55

Financial Statements............................................................  55

Appendix A...................................................................... A-1

HISTORY OF THE TRUST

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

The Trust's principal office is located at 400 Howard Street, San Francisco, CA 94105. Each Fund invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related Fund.

                                        MASTER PORTFOLIO IN WHICH THE FUND
 FUND                                   INVESTS
 ----                                   --------------------------------------

 BlackRock Cash Funds: Prime            Prime Money Market Master Portfolio

 BlackRock Cash Funds: Institutional    Money Market Master Portfolio

 BlackRock Cash Funds: Government       Government Money Market Master
                                        Portfolio

 BlackRock Cash Funds: Treasury         Treasury Money Market Master Portfolio

The Trust consists of multiple series, including the Funds. Each Fund issues shares in multiple classes, currently including SL Agency, Premium, Capital, Institutional, Select and Trust Shares, and with respect only to BlackRock Cash
Funds: Institutional, Aon Captives Shares. SL Agency Shares are discussed in a separate Statement of Additional Information. On August 14, 2002, the Trust's board of trustees (the "Board of Trustees" or the "Board") approved changing the name of BlackRock Cash Funds: Institutional Distributor Shares to the "Aon Captives Shares."

On December 1, 2009, the Trust was renamed BlackRock Funds III and certain of its series were also renamed. Prime Money Market Fund was renamed BlackRock Cash Funds: Prime. Institutional Money Market Fund was renamed BlackRock Cash
Funds: Institutional. Government Money Market Fund was renamed BlackRock Cash
Funds: Government. Treasury Money Market Fund was renamed BlackRock Cash Funds:
Treasury.

On April 30, 2010, Capital and Premium Shares of BlackRock Cash Funds:
Government were closed.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT OBJECTIVES AND POLICIES. The Trust is an open-end, series management investment company. Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by the vote of a majority of the trustees of the Trust or of MIP (the "Trustees"), as the case may be, at any time.

The Funds and the Master Portfolios in which they invest are diversified funds as defined in the 1940 Act. Each Fund's investment objective is set forth in its Prospectuses. Each Fund's investment objective is non-fundamental and can be changed by the Trust's Board of Trustees without shareholder approval. The investment objective and investment policies of a Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund's performance. There can be no assurance that the investment objective of any Fund will be achieved.

MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Master Portfolio of MIP. The Trust's Board of Trustees believes that under normal circumstances, none of the Funds or their shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor redeems its interests from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses over a larger asset base) that the Trust's Board of Trustees believes may be available through a Fund's investment in such Master Portfolio may not be fully achieved. In addition, although unlikely, the master/feeder structure may give rise to accounting or operational difficulties.

The fundamental policies of each Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, a Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolios that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, a Fund may elect to change its objective or policies to correspond to those of the related Master Portfolio. Each Fund may redeem its interests from its Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders, for this or any other reason. Prior to such redemption, the Trust's Board of Trustees would consider alternatives, including whether to seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its investment objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS. The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or
(iii) investments in repurchase agreements collateralized by U.S. government securities; and further provided that, with respect to BlackRock Cash Funds:
Prime and BlackRock Cash Funds: Institutional, the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission ("SEC") or its staff);

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in U.S. government securities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to the fundamental policy relating to concentration set forth in paragraph (1) above, the 1940 Act does not define what constitutes "concentration" in an industry and it is possible that interpretations of concentration could change in the future. Accordingly, the policy in paragraph
(1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In this respect, and in accordance with SEC staff interpretations, the ability of BlackRock Cash Funds: Prime and BlackRock Cash Funds: Institutional to concentrate in the obligations of domestic banks means that these Funds are permitted to invest, without limit, in bankers' acceptances, certificates of deposit and other short-term obligations issued by
(a) U.S. banks, (b) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), and (c) foreign branches of U.S. banks (in circumstances in which the Funds will have recourse to the U.S. bank for the obligations of the foreign branch).

The Trust has delegated to BFA the ability to determine the methodology used by the Master Portfolios to classify issuers by industry. BFA defines industries and classifies each issuer according to the industry in which the issuer conducts its principal business activity pursuant to its proprietary industry classification system. In classifying companies by industry, BFA may draw on its credit, research and investment resources and those of BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) or its other affiliates, and BFA may (but need not) consider classifications by third-party industry classification systems. BFA believes that its system is reasonably designed so that issuers with primary economic characteristics that are materially the same are classified in the same industry. For example, asset-backed commercial paper may be classified in an industry based on the nature of the assets backing the commercial paper, and foreign banks may be classified in an industry based on the region in which they do business if BFA has determined that the foreign banks within that industry have primary economic characteristics that are materially the same.

A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. To the extent BFA's classification system results in broad categories, concentration risk may be decreased. On the other hand, to the extent it results in narrow categories, concentration risk may be increased.

With respect to paragraph (3) above, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS. The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Trust at any time.

(1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;

(2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
(i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4) Each Fund may not make investments for the purpose of exercising control or management; provided that a Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury have adopted the following investment restriction as an additional non-fundamental policy:

Each Fund will provide shareholders with at least 60 days' notice of any change to the Fund's non-fundamental policy to invest at least 80% of the Fund's assets in the types of securities described in the Fund's principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

BlackRock Cash Funds: Prime and BlackRock Cash Funds: Institutional have adopted the following investment restrictions as additional non-fundamental policies:

(1) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(2) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

(3) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

The fundamental and non-fundamental investment restrictions for each Master Portfolio are identical to the corresponding investment restrictions described above for the Fund that invests in such Master Portfolio, except that, in the case of the Government and Treasury Money Market Master Portfolios, industry concentration restriction (1), proviso (iii) does not limit investments in repurchase agreements collateralized by securities issued or guaranteed by the U.S., its agencies or instrumentalities.

INVESTMENTS AND RISKS. To the extent set forth in this SAI, each Fund, through its investment in the corresponding Master Portfolio, may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

The assets of each Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of a Fund may not exceed 90 days. Under normal circumstances, BlackRock Cash Funds:
Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury expect to maintain a dollar-weighted average portfolio maturity of 60 days or less. The securities in which each Fund invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that a Fund's investment objective will be realized as described in its Prospectuses.

Under normal circumstances, BlackRock Cash Funds: Treasury invests at least 80% of its assets in U.S. Treasury obligations, repurchase agreements with regard to U.S. Treasury obligations and/or other money market funds that have substantially the same investment objective and strategies as the Fund. Under normal circumstances, BlackRock Cash Funds: Government invests at least 80% of its assets in certain obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations and/or other money market funds that have substantially the same investment objective and strategies as the Fund. BlackRock Cash Funds: Treasury and BlackRock Cash
Funds: Government may each invest up to 20% of their respective assets in any securities and other instruments in which money market funds are permitted to invest in accordance with Rule 2a-7 of the 1940 Act. Practices described below relating to illiquid securities, investment company securities, loans of portfolio securities and repurchase agreements also apply to BlackRock Cash
Funds: Treasury and BlackRock Cash Funds: Government.

BlackRock Cash Funds: Prime and BlackRock Cash Funds: Institutional may invest in any of the instruments or engage in any practice described below.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. BlackRock Cash Funds:
Institutional and BlackRock Cash Funds: Prime may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be shorter or longer (as the case may be) than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened or extended, and the security's total return may be difficult to predict precisely. The Funds may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of or under the 1940 Act. Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for credit-linked securities. Also see "Mortgage Pass-Through Securities" and "Mortgage Securities."

BANK OBLIGATIONS. BlackRock Cash Funds: Institutional and BlackRock Cash Funds:
Prime may invest in bank obligations, including certificates of deposit ("CDs"), time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. Certain bank obligations may benefit from existing or future governmental debt guarantee programs.

CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits ("TDs") are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. TDs that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC").

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed-, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Funds generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts that they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest on these notes varies pursuant to the arrangements between the Fund and the borrower. Both the borrower and the Fund have the right to vary the amount of the outstanding indebtedness on the notes. BFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. BFA will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold the obligation, it may be subject to additional risk of default.

ASSET-BACKED COMMERCIAL PAPER. A Fund may also invest in asset-backed commercial paper. Asset-backed commercial paper is a type of securitized commercial paper product used to fund purchases of financial assets by special purpose finance companies called conduits. The financial assets may include assets such as pools of trade receivables, car loans and leases, and credit card receivables, among others. Asset-backed commercial paper is typically tracked and rated by one or more credit rating agencies. Some asset-backed commercial paper programs maintain a back-up liquidity facility provided by a major bank, which is intended to be used if the issuer is unable to issue new asset-backed commercial paper.

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk.

The Funds may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in accordance with Rule 2a-7 and the 1940 Act. Variable-rate demand notes including master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations that are not so rated only if BFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. BFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in a Fund's portfolio.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines or the value of the security to be sold increases before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.

FUNDING AGREEMENTS. The Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. The Funds will purchase short-term funding agreements only from banks and insurance companies. The Funds may also purchase Guaranteed Investment Contracts.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Funds may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund's assets than if the value were based on available market quotations.

ILLIQUID SECURITIES. Each Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in shares of open-end investment companies, including investment companies that are affiliated with the Funds and BFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on
Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. A Fund may also purchase shares of exchange listed closed-end funds to the extent permitted under the 1940 Act. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit issued by a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund is entitled to receive the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees. BTC acts as securities lending agent for the Funds subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

LOAN PARTICIPATION AGREEMENTS. Each Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be made to issuers in whose obligations the Funds may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary under the terms of the loan participation for the Funds to assert their rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Funds could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Funds may be regarded as creditors of the issuing bank (rather than of the underlying corporate borrower), so that the Funds also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Funds may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund's assets than if the value were based on available market quotations.

MEDIUM-TERM NOTES. A Fund may invest in medium-term notes that have remaining maturities that are consistent with the conditions of Rule 2a-7. Medium-term notes are a form of corporate debt financing. They are often issued on a regular or continuous basis without the requirement to produce a new set of legal documentation at the time of each issuance. Medium-term notes have maturities that range widely based on the needs of the issuer; although they most often mature between nine months and ten years, they may have longer maturities.

MORTGAGE PASS-THROUGH SECURITIES. Each Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government entities or U.S. government-sponsored enterprises including: the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

The Funds may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest in mortgage securities issued by private non-government entities. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities or government-sponsored enterprises. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators.

In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities issued by government entities, government-sponsored enterprises or non-government entities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing mortgages, this may negatively impact mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate. Non-government mortgage securities may be subject to greater price changes than government issues.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Funds may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA" transactions. "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Funds may use TBA transactions in several ways. For example, the Funds may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a TBA roll, a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. The use of TBA rolls may cause the Funds to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

MORTGAGE SECURITIES. BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime may invest in mortgage securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Also see "Asset-Backed and Commercial Mortgage-Backed Securities" and "Mortgage Pass-Through Securities."

MUNICIPAL SECURITIES. Each Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

Each Fund will invest in high-quality, long-term municipal bonds, municipal notes and short-term commercial paper with remaining maturities not exceeding 397 calendar days.

NON-U.S. OBLIGATIONS. The Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital and transaction costs of foreign currency conversions. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Funds may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller's obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include (i) cash items; (ii) obligations issued by the U.S. Government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest category generally by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a money market fund, the repurchase obligation of a seller must involve minimal credit risk to a Fund, and otherwise satisfy credit quality standards set forth in the Fund's Rule 2a-7 procedures.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty's repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

UNRATED INVESTMENTS. Each Fund may purchase instruments that are not rated if, in the opinion of BFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by a Fund, and they are purchased in accordance with the Trust's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by a Fund provided that, when a security ceases to be rated, BFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BFA finds that the sale of such security would not be in a Fund's shareholders' best interests.

To the extent the ratings given by a NRSRO may change as a result of changes in such organization or its rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in their Prospectuses and this SAI.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. government obligations, including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Ginnie Mae certificates), or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are direct obligations of the U.S. government that are backed by the full faith and credit of the United States. U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Trust, MIP and BFA, the Trust, MIP and BFA may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund's or Master Portfolio's portfolio holdings. The Boards of Trustees of the Trust and MIP have approved the adoption by the Trust and MIP of the policies and procedures set forth below, and have delegated to BFA the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Boards of Trustees provide ongoing oversight of the Trust's, MIP's and BFA's compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Trust's and MIP's Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Trust and MIP, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Trust's and MIP's policies and procedures would include (but is not limited to) specific portfolio holdings -- including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager's discussion of Fund or Master Portfolio performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information ("Confidential Information") and proprietary information of the firm. The Trust or MIP may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Trust's shares, affiliates of the Trust or MIP, third party service providers to the Trust or MIP, lenders to the Trust or MIP, and independent rating agencies and ranking organizations. The Trust, MIP, BFA and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund or Master Portfolio may not be disclosed to persons not employed by BFA or its affiliates unless such information has been publicly disclosed via a filing with the SEC (e.g., Trust annual report), a press release or placement on a publicly-available internet website. If the Confidential Information has not been publicly disclosed, an employee of BFA who wishes to distribute Confidential Information relating to the Trust or MIP must first do the following: (i) require the person or company receiving the Confidential Information to sign, before BFA will provide disclosure of any such information, a confidentiality agreement approved by an attorney in BFA's Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in BFA's Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in BFA's Legal Department.

Prior to providing any authorization for such disclosure of Confidential Information, an attorney in BFA's Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Trust's shareholders. In connection with day-to-day portfolio management, the Trust or MIP may disclose Confidential Information to executing broker-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Trust and MIP have adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of the Trust and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one Fund, Master Portfolio or account at the expense of another. In addition, as noted, an attorney in BFA's Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Trust's shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by BFA's existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled "Management -- Potential Conflicts of Interest" in this Statement of Additional Information.

Confidential Information -- whether or not publicly disclosed -- may be disclosed to Trust Trustees, the independent Trustees' counsel, the Trust's outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Trust's Chief Compliance Officer or BFA's General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Trust or MIP, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Trust's, MIP's and BFA's Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

BFA has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Trust and MIP portfolio holdings to the following persons or entities:

Trust's and MIP's Boards of Trustees and, if necessary independent Trustees' counsel and Trust counsel

Trust's Transfer Agent

Trust's and MIP's independent registered public accounting firm

Trust's and MIP's accounting services provider

MIP Custodian

MIP's pricing services -- Interactive Data Corp. and Reuters, Inc.

Independent rating agencies -- Morningstar, Inc., Lipper Inc., Moody's Investors Service, Inc. and Standard & Poor's

Information aggregators -- Wall Street on Demand, Thomson Financial, eVestment Alliance, informa PSN investment solutions, Micropal, iMoneyNet and Bloomberg

Sponsors of 401(k) plans that include BlackRock-advised Funds -- E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised Funds -- Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse & Cooper; Cambridge Associates; Mercer; Morningstar/Investorforce; Russell Investments (Mellon Analytical Solutions); and Wilshire Associates

Portfolio Compliance Consultants -- i-Flex Solutions, Inc.

Third-party feeder funds -- Hewitt Money Market Fund, Hewitt Series Trust, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, PayPal Asset Management, Inc., Homestead, Inc., Transamerica and State Farm Mutual Fund Trust, and their respective boards, sponsors, administrators and other service providers

Affiliated feeder funds -- BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers

Other -- Chicago Mercantile Exchange, Inc., Be Creative, Inc. and Investment Company Institute

Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Trustee has a fiduciary duty as a trustee to act in the best interests of the Trust and its shareholders. Selective disclosure is made to the Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Trust. Selective disclosure is made to the Trust's Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Trust, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of BFA's Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Trust and BFA monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust's and BFA's Code of Ethics and Code of Conduct -- all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit -- BFA's compliance personnel under the supervision of the Trust's Chief Compliance Officer, monitor BFA's securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BFA maintains an internal restricted list to prevent trading by the personnel of BFA or its affiliates in securities -- including securities held by the Trust or MIP -- about which BFA has Confidential Information. There can be no assurance, however, that the Trust's policies and procedures with respect to the selective disclosure of Trust portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information

MANAGEMENT

The Board of Trustees of the Trust, consists of thirteen individuals (each, a "Trustee"), eleven of whom are Independent Trustees. The same individuals serve on the Board of Trustees of MIP. The registered investment companies advised by BFA or its affiliates (the "BlackRock-advised Funds") are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of exchange-traded funds (each, a "BlackRock Fund Complex"). The Trust and MIP are included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex. The address for each Trustee and officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

The Board of Trustees has overall responsibility for the oversight of the Trust and the Funds. The Co-Chairs of the Board are Independent Trustees, and the Chair of each Board committee (each, a "Committee") is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The Board also has one ad hoc committee, the Joint Product Pricing Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Trust and the Funds. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the Funds and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust's charter, and the Funds' investment objectives and strategies. The Board reviews, on an ongoing basis, the Funds' performance, operations, and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of BFA or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board's general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Funds, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Funds and management's or the service provider's risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds' activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust's independent registered public accounting firm (the "independent auditors") and to oversee the independent auditors' work. The Audit Committee's responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund's financial statements; (4) review any issues raised by the independent auditors or Trust management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of each Fund's internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (6) discuss with Trust management its policies regarding risk assessment and risk management and (7) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the period December 1, 2009 through December 31, 2009, the Audit Committee met one time.

The members of the Governance and Nominating Committee (the "Governance Committee") are Dr. Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the period December 1, 2009 through December 31, 2009, the Governance Committee met one time.

The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the Fund-related activities of BFA and the Trust's third party service providers. The Compliance Committee's responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, the Trust's compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the Trust's Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the period December 1, 2009 through December 31, 2009, the Compliance Committee met two times.

The members of the Performance Oversight and Contract Committee (the "Performance Oversight Committee") are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees. The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee each Fund's investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee's responsibilities include, without limitation, to (1) review each Fund's investment objectives, policies and practices and each Fund's investment performance; (2) review personnel and resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (3) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (4) request and review information on the nature, extent and quality of services provided to the shareholders; and (5) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the period December 1, 2009 through December 31, 2009, the Performance Oversight Committee met one time.

The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the closed-end BlackRock Fund Complex, established the ad hoc Joint Product Pricing Committee (the "Product Pricing Committee") comprised of eight members drawn from the independent board members serving on the boards of these BlackRock Fund Complexes. Ronald W. Forbes and Rodney D. Johnson are members of the Product Pricing Committee representing the Equity-Liquidity Complex. One independent board member representing the closed-end BlackRock Fund Complex and five independent board members representing the Equity-Bond Complex serve on the Product Pricing Committee. The Product Pricing Committee is chaired by an independent board member from the Equity-Bond Complex. The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. During the period from December 1, 2009 through December 31, 2009, the Product Pricing Committee did not meet.

The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Richard S. Davis, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the period December 1, 2009 through December 31, 2009, the Executive Committee met one time.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the "Statement of Policy"). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust's investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a Trustee of the Trust, is provided below.

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.

                                                                          NUMBER OF
                                                                          BLACKROCK-
                                                                          ADVISED
                                                                          REGISTERED
                                                                          INVESTMENT
                                                                          COMPANIES
                                                                          ("RICS")
                                                                          CONSISTING OF
                                                                          INVESTMENT
                           POSITION(S)  LENGTH OF         PRINCIPAL       PORTFOLIOS
                           HELD WITH    TIME         OCCUPATION(S) DURING ("PORTFOLIOS")  PUBLIC
NAME AND AGE               THE TRUST    SERVED/(2)/    PAST FIVE YEARS    OVERSEEN        DIRECTORSHIPS
------------               -----------  ----------   -------------------- --------------- -----------------

Independent Trustees/(1)/

David O. Beim/(3)/         Trustee      2009 to      Professor of         36 RICs         None
(69)                                    present      Finance and          consisting of
                                                     Economics at the     104 Portfolios
                                                     Columbia University
                                                     Graduate School of
                                                     Business since
                                                     1991; Trustee,
                                                     Phillips Exeter
                                                     Academy since 2002;
                                                     Chairman, Wave
                                                     Hill, Inc. (public
                                                     garden and cultural
                                                     center) from 1990
                                                     to 2006.

Ronald W. Forbes/(4)/      Trustee      2009 to      Professor Emeritus   36 RICs         None
(69)                                    present      of Finance, School   consisting of
                                                     of Business, State   104 Portfolios
                                                     University of New
                                                     York at Albany
                                                     since 2000.

Dr. Matina S.              Trustee      2009 to      Executive Vice       36 RICs         NSTAR (electric
Horner/(5)/                             present      President of         consisting of   and gas utility)
(70)                                                 Teachers Insurance   104 Portfolios
                                                     and Annuity
                                                     Association and
                                                     College Retirement
                                                     Equities Fund from
                                                     1989 to 2003.

Rodney D.                  Trustee      2009 to      President, Fairmont  36 RICs         None
Johnson/(4)/                            present      Capital Advisors,    consisting of
(68)                                                 Inc. since 1987;     104 Portfolios
                                                     Director, Fox Chase
                                                     Cancer Center since
                                                     2004; Member of
                                                     Archdiocesan
                                                     Investment
                                                     Committee of the
                                                     Archdiocese of
                                                     Philadelphia since
                                                     2004; Director, The
                                                     Committee of
                                                     Seventy (civic)
                                                     since 2006.

Herbert I. London          Trustee      2009 to      Professor Emeritus,  36 RICs         AIMS
(71)                                    present      New York University  consisting of   Worldwide, Inc.
                                                     since 2005; John M.  104 Portfolios  (marketing)
                                                     Olin Professor of
                                                     Humanities, New
                                                     York University
                                                     from 1993 to 2005
                                                     and Professor
                                                     thereof from 1980
                                                     to 2005; President,
                                                     Hudson Institute
                                                     (policy research
                                                     organization) since
                                                     1997 and Trustee
                                                     thereof since 1980;
                                                     Chairman of the
                                                     Board of Trustees
                                                     for Grantham
                                                     University since
                                                     2006; Director,
                                                     InnoCentive, Inc.
                                                     (strategic
                                                     solutions company)
                                                     since 2005;
                                                     Director of Cerego,
                                                     LLC (software
                                                     development and
                                                     design) since 2005.

Cynthia A.                 Trustee      2009 to      Professor, Harvard   36 RICs         Newell
Montgomery                              present      Business School      consisting of   Rubbermaid, Inc.
(57)                                                 since 1989;          104 Portfolios  (manufacturing)
                                                     Director, Harvard
                                                     Business School
                                                     Publishing since
                                                     2005; Director,
                                                     McLean Hospital
                                                     since 2005.

Joseph P. Platt, Jr./(6)/  Trustee      2009 to      Director, The West   36 RICs         Greenlight
(62)                                    present      Penn Allegheny       consisting of   Capital Re, Ltd
                                                     Health System (a     104 Portfolios  (reinsurance
                                                     not-for-profit                       company);
                                                     health system)                       WQED Multi-
                                                     since 2008;                          Media (public
                                                     Director, Jones and                  broadcasting not-
                                                     Brown (Canadian                      for-profit)
                                                     insurance broker)
                                                     since 1998; General
                                                     Partner, Thorn
                                                     Partner, LP
                                                     (private
                                                     investment) since
                                                     1998; Partner
                                                     Amarna Corporation,
                                                     LLC (private
                                                     investment company)
                                                     from 2002 to 2008.

Robert C. Robb, Jr.        Trustee      2009 to      Partner, Lewis,      36 RICs         None
(64)                                    present      Eckert, Robb and     consisting of
                                                     Company (management  104 Portfolios
                                                     and financial
                                                     consulting firm)
                                                     since 1981.

Toby Rosenblatt/(7)/       Trustee      2009 to      President, Founders  36 RICs         A.P. Pharma Inc.
(71)                                    present      Investments Ltd.     consisting of   (specialty
                                                     (private             104 Portfolios  pharmaceuticals)
                                                     investments) since
                                                     1999; Director,
                                                     College Access
                                                     Foundation of
                                                     California
                                                     (philanthropic
                                                     foundation) since
                                                     2009; Director,
                                                     Forward Management,
                                                     LLC since 2007;
                                                     Director, the James
                                                     Irvine Foundation
                                                     (philanthropic
                                                     foundation) from
                                                     1998 to 2008.

                                                                                                 NUMBER OF
                                                                                                 BLACKROCK-
                                                                                                 ADVISED
                                                                                                 REGISTERED
                                                                                                 INVESTMENT
                                                                                                 COMPANIES
                                                                                                 ("RICS")
                                                                                                 CONSISTING OF
                                                                                                 INVESTMENT
                       POSITION(S)  LENGTH OF                                                    PORTFOLIOS
                       HELD WITH    TIME                    PRINCIPAL OCCUPATION(S)              ("PORTFOLIOS")  PUBLIC
NAME AND AGE           THE TRUST    SERVED/(2)/              DURING PAST FIVE YEARS              OVERSEEN        DIRECTORSHIPS
------------           -----------  ----------   ----------------------------------------------- --------------- -------------

Kenneth L. Urish/(8)/  Trustee      2009 to      Managing Partner, Urish Popeck & Co., LLC       36 RICs         None
(59)                                present      (certified public accountants and consultants)  consisting of
                                                 since 1976; Member of External Advisory         104 Portfolios
                                                 Board, the Pennsylvania State University
                                                 Accounting Department since 2001; Trustee,
                                                 The Holy Family Foundation since 2001;
                                                 Committee Member, Professional Ethics
                                                 Committee of the Pennsylvania Institute of
                                                 Certified Public Accountants from 2007 to
                                                 2010; President and Trustee, Pittsburgh
                                                 Catholic Publishing Associates from 2003 to
                                                 2008; Director, Inter-Tel from 2006 to 2007.

Frederick W.           Trustee      2009 to      Professor and Dean Emeritus of the Joseph M.    36 RICs         None
Winter                              present      Katz School of Business, University of          consisting of
(65)                                             Pittsburgh since 2005 and dean thereof from     104 Portfolios
                                                 1997 to 2005; Director, Alkon Corporation
                                                 (pneumatics) since 1992; Director Tippman
                                                 Sports (recreation) since 2005; Director,
                                                 Indotronix International (IT services) from
                                                 2004 to 2008.

INTERESTED TRUSTEES/(1),(9)/

Richard S. Davis       Trustee      2009 to      Managing Director, BlackRock, Inc. since        169 RICs        None
(64)                                present      2005; Chief Executive Officer, State Street     consisting of
                                                 Research & Management Company from              298 Portfolios
                                                 2000 to 2005; Chairman of the Board of
                                                 Trustees, State Street Research Mutual Funds
                                                 from 2000 to 2005; Chairman, SSR Realty
                                                 from 2000 to 2004.

Henry Gabbay           Trustee      2009 to      Consultant, BlackRock, Inc. from 2007 to        169 RICs        None
(62)                                present      2008; Managing Director, BlackRock, Inc.        consisting of
                                                 from 1989 to 2007; Chief Administrative         298 Portfolios
                                                 Officer, BlackRock Advisors, LLC from 1998
                                                 to 2007; President of BlackRock Funds and
                                                 BlackRock Bond Allocation Target Shares
                                                 from 2005 to 2007 and Treasurer of certain
                                                 closed- end funds in the BlackRock fund
                                                 complex from 1989 to 2006.

-------------
/(1)/ Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board of Trustees has approved one-year extensions in the terms of Trustees who turn 72 prior to December 31, 2013.
/(2)/ In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, the Trustees were elected to the Trust's Board. As a result, although the chart shows the Trustees as joining the Trust's Board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick
      W. Winter, 1999.
/(3)/ Chair of the Performance Oversight Committee.
/(4)/ Co-Chair of the Board of Trustees.
/(5)/ Chair of the Governance Committee.
/(6)/ Chair of the Compliance Committee.
/(7)/ Vice Chair of the Performance Oversight Committee.
/(8)/ Chair of the Audit Committee.
/(9)/ Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.

                                                                                                  NUMBER OF
                                                                                                  BLACKROCK-
                                                                                                  ADVISED
                                                                                                  REGISTERED
                                                                                                  INVESTMENT
                                                                                                  COMPANIES
                                                                                                  ("RICS"
                                                                                                  CONSISTING OF
                                                                                                  INVESTMENT
                     POSITION(S)                                                                  PORTFOLIOS
NAME                 HELD WITH    LENGTH OF                 PRINCIPAL OCCUPATION(S)               ("PORTFOLIOS")  PUBLIC
AND YEAR OF BIRTH    THE TRUST    TIME SERVED               DURING PAST FIVE YEARS                OVERSEEN        DIRECTORSHIPS
-----------------    ------------ -----------  -------------------------------------------------- --------------- -------------

Trust Officers/(1)/

Anne F. Ackerley     President    2009 to      Managing Director of BlackRock, Inc. since 2000;   169 RICs        None
1962                 and Chief    present      Vice President of the BlackRock-advised Funds      consisting of
                     Executive                 from 2007 to 2009; Chief Operating Officer of      298 Portfolios
                     Officer                   BlackRock's Global Client Group (GCG) since
                                               2009; Chief Operating Officer of BlackRock's
                                               U.S. Retail Group from 2006 to 2009; Head of
                                               BlackRock's Mutual Fund Group from 2000 to
                                               2006.

Richard Hoerner,     Vice         2009 to      Managing Director of BlackRock, Inc. since 2000;   24 RICs         None
CFA                  President    present      Co-head of BlackRock's Cash Management             consisting of
1958                                           Portfolio Management Group since 2002;             73 Portfolios
                                               Member of the Cash Management Group
                                               Executive Committee since 2005.

Jeffrey Holland,     Vice         2009 to      Managing Director of BlackRock, Inc. since 2010;   70 RICs         None
CFA                  President    present      Director of BlackRock, Inc. from 2006 to 2009;     consisting of
1971                                           Chief Operating Officer of BlackRock's U.S.        201 Portfolios
                                               Retail Group since 2009; Co-head of Product
                                               Development and Management for BlackRock's
                                               U.S. Retail Group from 2007 to 2009; Product
                                               Manager of Raymond James & Associates from
                                               2003 to 2006.

Brendan Kyne         Vice         2009 to      Managing Director of BlackRock, Inc. since 2010;   169 RICs        None
1977                 President    present      Director of BlackRock, Inc. from 2008 to 2009;     consisting of
                                               Head of Product Development and Management         298 Portfolios
                                               for BlackRock's U.S. Retail Group since 2009,
                                               co-head thereof from 2007 to 2009; Vice
                                               President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson      Vice         2009 to      Managing Director of BlackRock, Inc. since 2005;   24 RICs         None
1964                 President    present      Chief Operating Officer and head of the Global     consisting of
                                               Client Group for BlackRock's Global Cash           73 Portfolios
                                               Management Business since 2007; Head of
                                               BlackRock's Strategy and Development Group
                                               from 2005 to 2007.

Brian Schmidt        Vice         2009 to      Managing Director of BlackRock, Inc. since 2004;   70 RICs         None
1958                 President    present      Various positions with U.S. Trust Company from     consisting of
                                               1991 to 2003: Director from 2001 to 2003,          201 Portfolios
                                               Senior Vice President from 1998 to 2003; Vice
                                               President, Chief Financial Officer and Treasurer
                                               of Excelsior Funds, Inc., Excelsior Tax-Exempt
                                               Funds, Inc. and Excelsior Funds Trust from 2001
                                               to 2003.

Christopher          Vice         2009 to      Managing Director of BlackRock, Inc. since 2006;   24 RICs         None
Stavrakos, CFA       President    present      Co-head of BlackRock's Cash Management             consisting of
1959                                           Portfolio Management Group since 2006; Senior      73 Portfolios
                                               Vice President, CIO, and Director of Liability
                                               Management for the Securities Lending Group at
                                               Mellon Bank from 1999 to 2006.

Neal J. Andrews      Chief        2009 to      Managing Director of BlackRock, Inc. since 2006;   169 RICs        None
1966                 Financial    present      Senior Vice President and Line of Business Head    consisting of
                     Officer and               of Fund Accounting and Administration at PNC       298 Portfolios
                     Assistant                 Global Investment Servicing (U.S.) Inc. from 1992
                     Treasurer                 to 2006.

                                                                                               NUMBER OF
                                                                                               BLACKROCK-
                                                                                               ADVISED
                                                                                               REGISTERED
                                                                                               INVESTMENT
                                                                                               COMPANIES
                                                                                               ("RICS"
                                                                                               CONSISTING OF
                                                                                               INVESTMENT
                   POSITION(S)                                                                 PORTFOLIOS
NAME               HELD WITH    LENGTH OF                PRINCIPAL OCCUPATION(S)               ("PORTFOLIOS")  PUBLIC
AND YEAR OF BIRTH  THE TRUST    TIME SERVED               DURING PAST FIVE YEARS               OVERSEEN        DIRECTORSHIPS
-----------------  ------------ -----------  ------------------------------------------------- --------------- -------------

Jay M. Fife        Treasurer    2009 to      Managing Director of BlackRock, Inc. since 2007   169 RICs        None
1970                            present      and Director in 2006; Assistant Treasurer of the  consisting of
                                             Merrill Lynch Investment Managers, L.P.           298 Portfolios
                                             ("MLIM") and Fund Asset Management, L.P.
                                             advised funds from 2005 to 2006; Director of
                                             MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan  Chief        2009 to      Chief Compliance Officer of the BlackRock-        169 RICs        None
1959               Compliance   present      advised funds since 2007; Managing Director and   consisting of
                   Officer and               Senior Counsel of BlackRock, Inc. since 2005.     298 Portfolios
                   Anti-Money
                   Laundering
                   Compliance
                   Officer

Howard B. Surloff  Secretary    2009 to      Managing Director and General Counsel of U.S.     169 RICs        None
1965                            present      Funds at BlackRock, Inc. since 2006; General      consisting of
                                             Counsel (U.S.) of Goldman Sachs Asset             298 Portfolios
                                             Management, L.P. from 1993 to 2006.

-------------
/(1)/ Officers of the Trust serve at the pleasure of the Board of Trustees.

SHARE OWNERSHIP INFORMATION. Information relating to each Trustee's share ownership in the Funds and in all BlackRock-advised Funds that are overseen by the respective Trustee ("Supervised Funds") as of December 31, 2009 is set forth in the chart below:

                               DOLLAR RANGE OF EQUITY SECURITIES
                       ------------------------------------------------- AGGREGATE DOLLAR
                        BLACKROCK    BLACKROCK    BLACKROCK   BLACKROCK      RANGE OF
                       CASH FUNDS:  CASH FUNDS:  CASH FUNDS: CASH FUNDS: SECURITIES IN THE
 INTERESTED TRUSTEES   GOVERNMENT  INSTITUTIONAL    PRIME     TREASURY   SUPERVISED FUNDS
 -------------------   ----------  -------------    -----     --------   -----------------

Richard S. Davis          None         None         None        None      over $100,000

Henry Gabbay              None         None         None        None      over $100,000

                               DOLLAR RANGE OF EQUITY SECURITIES
                       ------------------------------------------------- AGGREGATE DOLLAR
                        BLACKROCK    BLACKROCK    BLACKROCK   BLACKROCK      RANGE OF
                       CASH FUNDS:  CASH FUNDS:  CASH FUNDS: CASH FUNDS: SECURITIES IN THE
INDEPENDENT TRUSTEES   GOVERNMENT  INSTITUTIONAL    PRIME     TREASURY   SUPERVISED FUNDS
--------------------   ----------  -------------    -----     --------   -----------------

David O. Beim             None         None         None        None      over $100,000

Ronald W. Forbes          None         None         None        None      over $100,000

Dr. Matina S. Horner      None         None         None        None      over $100,000

Rodney D. Johnson         None         None         None        None      over $100,000

Herbert I. London         None         None         None        None     $50,001-$100,000

Cynthia A. Montgomery     None         None         None        None      over $100,000

Joseph P. Platt, Jr.      None         None         None        None      over $100,000

Robert C. Robb, Jr.       None         None         None        None      over $100,000

Toby Rosenblatt           None         None         None        None      over $100,000

Kenneth L. Urish          None         None         None        None     $50,001-$100,000

Frederick W. Winter       None         None         None        None      over $100,000

OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of March 31, 2010, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of March 31, 2010, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of affiliates of the Investment Adviser.

COMPENSATION OF TRUSTEES. Each current Trustee who is an Independent Trustee is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Trust and MIP, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance Committees and Performance Oversight Committees and the Vice-Chair of the Performance Oversight Committees are each paid an additional annual retainer of $25,000. The Chair of the Product Pricing Committee, who oversees funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes.

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Trust and MIP, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay's compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Trust and MIP) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board or any other BlackRock-advised Fund may modify the board members' compensation from time to time depending on market conditions and Mr. Gabbay's compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, the Trust paid each Independent Trustee then in office the Trust's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee;
(iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust's allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee was paid the Trust's allocable share of an annual fee of $5,000. The Lead Independent Trustee was paid the Trust's allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees of the Trust listed below resigned (each, a "Previous Trustee"). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2009. Compensation is not shown for the New Trustees because they did not serve as Trustees of the Trust until December 1, 2009, and the New Trustees did not receive compensation from the Trust in 2009.

COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

                                 AGGREGATE COMPENSATION TOTAL COMPENSATION
   NAME OF INTERESTED TRUSTEE        FROM THE TRUST     FROM FUND COMPLEX/1/
   --------------------------    ---------------------- -------------------

     Lee T. Kranefuss                        $0                    $0

     H. Michael Williams                     $0                    $0

                                 AGGREGATE COMPENSATION TOTAL COMPENSATION
   NAME OF INDEPENDENT TRUSTEES      FROM THE TRUST     FROM FUND COMPLEX/1/
   ----------------------------  ---------------------- -------------------

     Mary G. F. Bitterman/2/            $78,394              $157,000

     A. John Gambs/3/                   $72,310              $157,500

     Hayne E. Leland                    $60,640              $132,000

     Jeffrey M. Lyons                   $67,078              $146,000

     Wendy Paskin-Jordan                $64,552              $140,500

     Leo Soong/4/                       $72,584              $158,000

-------------
/1 /Includes compensation for serving on the Board of Trustees of MIP. /2 /Previously the Nominating and Governance Committee Chair.
/3 /Previously the Audit Committee Chair.
/4 /Previously the Lead Independent Trustee.

MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Master Portfolio of MIP. The Trust's Board of Trustees believes that under normal circumstances, none of the Funds or their shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor redeems its interests from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses over a larger asset base) that the Trust's Board of Trustees believes may be available through a Fund's investment in such Master Portfolio may not be fully achieved. In addition, although unlikely, the master/feeder structure may give rise to accounting or operational difficulties.

The fundamental policies of each Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, a Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolios that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, a Fund may elect to change its objective or policies to correspond to those of the related Master Portfolio. Each Fund may redeem its interests from its Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders, for this or any other reason. Prior to such redemption, the Trust's Board of Trustees would consider alternatives, including whether to seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its investment objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

CODES OF ETHICS. The Trust, BFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS. The Board of Trustees of MIP has delegated the voting of proxies for each Master Portfolio's securities to BFA pursuant to MIP's proxy voting guidelines. Under these guidelines, BFA will vote proxies related to the securities held by each Master Portfolio in the best interests of the Master Portfolio and its stockholders. From time to time, a vote may present a conflict between the interests of the Master Portfolio's stockholders, on the one hand, and those of BFA, or any affiliated person of MIP or BFA, on the other. In such event, provided that Blackrock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BFA's clients. If BFA determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock's Portfolio Management Group and/or BlackRock's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of MIP's Proxy Voting Policies is attached as Appendix A.

Information on how a Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

SHAREHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to BlackRock Funds III Board of Trustees, c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

POTENTIAL CONFLICTS OF INTEREST. The Bank of America Corporation ("BAC"), through its subsidiary Merrill Lynch & Co., Inc. ("Merrill Lynch"), Barclays PLC ("Barclays"), and The PNC Financial Services Group, Inc. ("PNC"), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Trust's investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities") (BAC Entities and Barclays Entities, collectively, the "BAC/Barclays Entities"), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than those of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund's creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Proxy Voting Policies of the Master Portfolios."

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its management fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Determination of Net Asset Value" in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Trust's Board of Trustees. When determining an asset's "fair value," BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Trust, SEI and BFA each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or a Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock's policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) or BAC/Barclays Entities for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to equitably allocate limited investment opportunities among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock's intended strategy with respect to such security or asset.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as authorized participants in the creation and redemption of ETFs, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such ETFs, which could render them statutory underwriters.

The custody arrangement described in "Investment Adviser and Other Service Providers" may lead to potential conflicts of interest with BFA where BFA has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund's actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BFA would be required to make to the Fund. This could be viewed as having the potential to provide BFA an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BFA might otherwise reimburse. However, portfolio managers of BFA do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisers, LLC, in addition to those described in this Section, may give rise to additional conflicts of interest.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2010, the shareholders below were known by the Trust to own 5% or more of the outstanding shares of the specified Fund's outstanding Capital, Institutional, Premium, Select, Trust and Aon Captives Shares, as the case may be, in the listed capacity.

                                                                                         PERCENTAGE OF NATURE OF
               NAME OF FUND                       NAME AND ADDRESS OF SHAREHOLDER         SHARE CLASS  OWNERSHIP
               ------------                 -------------------------------------------- ------------- ---------

BlackRock Cash Funds: Prime Capital Shares  Goldman, Sachs & Co.                              17%       Record
                                            71 South Wacker Drive Suite 500
                                            Chicago, IL 60606

                                            Banc of America Securities LLC                    80%       Record
                                            200 N College Street
                                            Charlotte, NC 28255

Institutional Shares                        Banc of America Securities LLC                     6%       Record
                                            200 N College Street
                                            Charlotte, NC 28255

                                            County of Santa Clara                              7%       Record
                                            70 W. Hedding
                                            East Wing, 6TH Floor
                                            San Jose, CA 95110

                                            Nationwide Cash Management Company                 8%       Record
                                            One Nationwide Plaza Mailcode 1-05-502
                                            Columbus, OH 43215

                                            General Electric Capital Corporation               8%       Record
                                            201 High Ridge Road
                                            Stamford, CT 06927

                                            Anadarko Petroleum Corporation                    10%       Record
                                            1201 Lake Robbins Drive
                                            Spring, TX 77380

                                            Hare & Co                                         15%       Record
                                            c/o Bank of New York
                                            111 Sanders Creek Parkway
                                            East Syracuse, NY 13057

                                            Government Development Bank for Puerto Rico       16%       Record
                                            De Diego Avenue, Stop 22
                                            San Juan, Puerto Rico 00907

Premium Shares                              Banc of America Securities LLC                     8%       Record
                                            200 N College Street
                                            Charlotte, NC 28255

                                            ADP Pacific, Inc.                                 12%       Record
                                            800 Delaware Avenue
                                            Wilmington, DE 19801

                                            Chicago Mercantile Exchange, Inc.                 13%       Record
                                            20 South Wacker Drive
                                            Chicago, IL 60606

                                            Hare & Co                                         51%       Record
                                            c/o Bank of New York
                                            111 Sanders Creek Parkway
                                            East Syracuse, NY 13057

Select Shares                               Banc of America Securities LLC                    29%       Record
                                            200 N College Street
                                            Charlotte, NC 28255

                                            Barclays Capital Inc.                             70%       Record
                                            200 Park Avenue
                                            New York, NY 10166

Trust Shares                                Barclays Capital Inc.                            100%       Record
                                            200 Park Avenue
                                            New York, NY 10166

BlackRock Cash Funds:                       Goldman, Sachs & Co.                              15%       Record
Institutional Capital Shares                71 South Wacker Drive Suite 500
                                            Chicago, IL 60606

                                            J.P. Morgan Clearing Corporation                  84%       Record
                                            One Metrotech Center North
                                            Brooklyn, NY 11201

                                                                                     PERCENTAGE OF NATURE OF
             NAME OF FUND                     NAME AND ADDRESS OF SHAREHOLDER         SHARE CLASS  OWNERSHIP
             ------------               -------------------------------------------- ------------- ---------

Institutional Shares                    UBATCO and Company                                 7%       Record
                                        6811 S. 27th Street
                                        Lincoln, NE 68512

                                        Barclays Bank Delaware                             8%       Record
                                        100 S. West Street
                                        Wilmington, DE 19801

                                        BlackRock Institutional Trust Company, N.A.       21%       Record
                                        400 Howard Street
                                        San Francisco, CA 94105

                                        AT&T Inc.                                         24%       Record
                                        208 S. Akard Street
                                        Room 2750.10
                                        Dallas, TX 75202

                                        Electronic Arts Inc.                              38%       Record
                                        209 Redwood Shores Parkway
                                        Redwood City, CA 94065

Premium Shares                          Biogen Idec Inc.                                 100%       Record
                                        14 Cambridge Center
                                        Cambridge, MA 02142

Select Shares                           Bear Stearns Securities Corporation               19%       Record
                                        One Metrotech Center North
                                        Brooklyn, NY 11201

                                        Barclays Capital Inc.                             81%       Record
                                        200 Park Avenue
                                        New York, NY 10166

Trust Shares                            Barclays Capital Inc.                            100%       Record
                                        200 Park Avenue
                                        New York, NY 10166

Aon Captives Shares                     Bom Ambiente Insurance Company                     7%       Record
                                        P.O. Box 69 GT
                                        Grand Cayman Island

                                        NRI Insurance Company                             22%       Record
                                        76 St. Paul Street
                                        Burlington, VT 05401

                                        Barclays Nominees (Manx) LTD                      66%       Record
                                        Barclays House Victoria Street
                                        P.O. Box 9
                                        Douglas Isle of Man, UK IM99 1AJ

BlackRock Cash Funds:                   Southeastern Pennsylvania Transportation          97%       Record
Government Institutional Shares         1234 Market Street, 8th Floor
                                        Philadelphia, PA 19107

Select Shares                           Barclays Capital Inc.                            100%       Record
                                        200 Park Avenue
                                        New York, NY 10166

Trust Shares                            Barclays Capital Inc.                            100%       Record
                                        200 Park Avenue
                                        New York, NY 10166

BlackRock Cash Funds: Treasury Capital  Banc of America Securities LLC                    21%       Record
Shares                                  200 N College Street
                                        Charlotte, NC 28255

                                        Banc of America NAC                               31%       Record
                                        135 S. Lasalle Street, Suite 1811
                                        Chicago, IL 60603

                                        Barclays Capital Inc.                             48%       Record
                                        200 Park Avenue
                                        New York, NY 10166

Institutional Shares                    Skadden, Arps, Slate, Meagher & Flom LLP          17%       Record
                                        360 Hamilton Avenue
                                        White Plains, NY 10601

                                        Union Electric Company                            20%       Record
                                        1901 Chouteau Avenue Street
                                        Louis, MO 63103

                                        The Hertz Corporation                             63%       Record
                                        225 Brae Boulevard
                                        Park Ridge, NJ 07656

                                                     PERCENTAGE OF NATURE OF
     NAME OF FUND   NAME AND ADDRESS OF SHAREHOLDER   SHARE CLASS  OWNERSHIP
     ------------   -------------------------------  ------------- ---------

    Premium Shares      Barclays Capital Inc.            100%       Record
                        200 Park Avenue
                        New York, NY 10166

    Select Shares       Barclays Capital Inc.            100%       Record
                        200 Park Avenue
                        New York, NY 10166

    Trust Shares        Barclays Capital Inc.            100%       Record
                        200 Park Avenue
                        New York, NY 10166

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

As of March 31, 2010, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER. The Funds are feeder funds in a master/feeder structure. As a result each Fund invests all of its assets in a related Master Portfolio of MIP. The Master Portfolios have retained BFA as the investment adviser to manage their assets.

ADVISORY FEES. BFA is entitled to receive monthly fees at the annual rate of 0.10% of each Master Portfolio's average daily net assets. From time to time, BFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of each Master Portfolio and, accordingly, have a favorable impact on its performance. BFA has contractually agreed to waive a portion of its management fees and accept payment at an annual rate of 0.07% from May 1, 2006 through close of business on November 30, 2011 with respect to each Master Portfolio. Pursuant to the advisory contracts between BFA and MIP on behalf of the Master Portfolios ("Advisory Contracts"), BFA furnishes MIP's Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.

The applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

For the fiscal years shown below, the related Master Portfolio of each Fund paid, with respect to the Funds, the following management fees to BFA, net of waivers and/or offsetting credits:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                                    12/31/2007        12/31/2008        12/31/2009
----                                 ----------------- ----------------- -----------------

BlackRock Cash Funds: Prime             $6,437,462        $7,351,730        $ 9,745,383

BlackRock Cash Funds: Institutional     $4,501,600        $2,987,792        $16,321,027

BlackRock Cash Funds: Government        $   80,695        $  338,656        $   362,946

BlackRock Cash Funds: Treasury           ($12,949)        $  105,393        $ 1,218,613

For the fiscal years shown below, BFA waived the following management fees with respect to the Funds:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                                    12/31/2007        12/31/2008        12/31/2009
----                                 ----------------- ----------------- -----------------

BlackRock Cash Funds: Prime             $3,165,643        $5,840,665        $4,271,088

BlackRock Cash Funds: Institutional     $1,952,742        $1,738,528        $7,143,778

BlackRock Cash Funds: Government        $   45,410        $  385,042        $  423,221

BlackRock Cash Funds: Treasury          $  153,279        $  455,287        $1,502,333

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP, and the independent registered public accounting firm that provides audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the period from January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against management fees paid by the Master Portfolios in which the Funds invest:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                                    12/31/2007        12/31/2008        12/31/2009
----                                 ----------------- ----------------- -----------------

BlackRock Cash Funds: Prime              $110,458          $142,232          $210,009

BlackRock Cash Funds: Institutional      $ 54,913          $ 68,692          $305,702

BlackRock Cash Funds: Government         $ 25,260          $ 14,818          $ 24,361

BlackRock Cash Funds: Treasury           $ 25,470          $ 14,890          $ 39,602

ADMINISTRATOR. The Trust has engaged BTC to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BTC and its affiliates provide as administration services, among other things: supervision of the administrative operation of the Trust and the Funds, provision of management reporting and treasury administration services, financial reporting, legal and tax services, and preparation of proxy statements and shareholder reports for the Funds. BTC and its affiliates also furnish office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by BFA. BTC and its affiliates also pay the compensation of the Trust's Trustees who are not Independent Trustees and of officers and employees who are affiliated with the Trust. For providing such services, BTC is entitled to a monthly fee at an annual rate of 0.05% of each Fund's average daily net assets for Aon Captives Shares and Institutional Shares, 0.07% of each Fund's average daily net assets for Capital Shares, 0.10% of each Fund's average daily net assets for Premium Shares, 0.15% of each Fund's average daily net assets for Select Shares (0.13% pursuant to BTC's contractual agreement to waive a portion of its administration fees for Select Shares from September 1, 2006 through close of business on November 30, 2011) and 0.38% of each Fund's average daily net assets for Trust Shares. BTC has contracted with State Street to provide certain sub-administration services to the Funds. BTC, not the Funds, is responsible for providing compensation to State Street for such services.

BTC also may engage and supervise Shareholder Servicing Agents and Servicing Agents, as defined in "Shareholder Servicing Agents" below, on behalf of the Funds.

In addition, BTC has agreed to bear all costs of the Funds' and the Trust's operations, including, in the case of each Fund's Institutional Shares and BlackRock Cash Funds: Institutional--Aon Captives Shares, shareholder servicing fees of up to 0.05%, in the case of each Fund's Capital Shares, shareholder servicing fees of up to 0.07%, in the case of each Fund's Premium Shares, shareholder servicing fees of up to 0.10%, in the case of each Fund's Select Shares, shareholder servicing fees of up to 0.15%, and, in the case of each Fund's Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.13%, but not including brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust's Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

BTC is not entitled to compensation for providing administration services to a Master Portfolio for so long as BTC is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in the Master Portfolio, or BTC or an affiliate receives management fees from the Master Portfolio. Each Fund having multiple classes allocates all expenses of the Master Portfolio, including the Master Portfolio's management fee, to each share class in proportion to the aggregate net asset value of such class as compared to all classes of the Fund in accordance with the Fund's multi-class plan under Rule 18f-3 under the 1940 Act.

For the fiscal years shown below, the Funds paid the following administration fees to BTC, net of waivers and/or offsetting credits:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                                    12/31/2007        12/31/2008        12/31/2009
----                                 ----------------- ----------------- -----------------

BlackRock Cash Funds: Prime             $5,744,756        $8,347,734        $7,214,293

BlackRock Cash Funds: Institutional     $3,486,851        $3,284,691        $6,511,988

BlackRock Cash Funds: Government        $  128,229        $  339,160        $  182,842

BlackRock Cash Funds: Treasury          $   60,324        $  137,759        $  532,403

For the fiscal years shown below, BTC waived the following administration fees with respect to the Funds:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                                    12/31/2007        12/31/2008        12/31/2009
----                                 ----------------- ----------------- -----------------

BlackRock Cash Funds: Prime              $ 99,502          $262,311          $149,955

BlackRock Cash Funds: Institutional      $975,803          $  9,735          $ 47,541

BlackRock Cash Funds: Government         $  5,123          $ 71,481          $147,384

BlackRock Cash Funds: Treasury           $ 37,194          $201,343          $363,471

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust, and the independent registered public accounting firm that provides audit services in connection with the Funds (collectively referred to as the "Independent Expenses") are paid directly by the Funds. For the period from January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Funds for such Independent Expenses.

For the fiscal years shown below, BTC provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the Funds:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                                    12/31/2007        12/31/2008        12/31/2009
----                                 ----------------- ----------------- -----------------

BlackRock Cash Funds: Prime              $103,690          $151,738          $209,334

BlackRock Cash Funds: Institutional      $ 82,919          $ 60,278          $322,337

BlackRock Cash Funds: Government         $ 18,099          $ 13,706          $ 22,996

BlackRock Cash Funds: Treasury           $ 18,303          $ 13,953          $ 39,037

DISTRIBUTOR. SEI is the distributor for the Funds' shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing.

SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). BTC presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities. In addition, SEI provides certain compliance related, sales related and other services for the Funds pursuant to a Service Standards Agreement with BTC, and BTC compensates SEI for these services.

BLACKROCK CASH FUNDS: INSTITUTIONAL -- AON CAPTIVES SHARES DISTRIBUTION PLAN. With respect solely to BlackRock Cash Funds: Institutional, the Trust has adopted a distribution plan (a "Plan") for its Aon Captives Shares that authorizes, under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, payment for distribution-related expenses and compensation for distribution-related services, including on-going compensation to selling agents, in connection with Aon Captives Shares.

The Plan was adopted by the Trust's Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the Plan. The Plan was adopted because of its anticipated benefits to the Fund. The anticipated benefits include: easier and more effective management as a result of steady inflows of cash from the sale of new shares, a reduction in the expense ratio as a result of achieving economies of scale, lower transaction costs or better prices as a result of the ability to purchase larger blocks of securities, and avoidance of the forced sale of securities to meet redemptions that might adversely affect the performance of the Fund. Under the Plan and pursuant to the related Distribution Agreement with SEI, BlackRock Cash Funds: Institutional may pay the Distributor, as compensation for distribution-related services or as reimbursement for distribution-related expenses, monthly fees at the annual rate of up to 0.10% of the average daily NAV of BlackRock Cash Funds: Institutional's Aon Captives Shares. Aon Securities Corporation ("Aon") has executed a Selling Group Agreement with SEI that enables Aon to serve as the exclusive distributor for Aon Captives Shares. Aon Captives Shares are sold primarily to captive insurance companies administered by Aon Insurance Managers, the captive management and risk finance consulting arm of Aon.

The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority, Inc. ("FINRA" and f/k/a the National Association of Securities Dealers, Inc. ("NASD")) under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BTC and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of BlackRock Cash Funds:
Institutional shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement related to the Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of Aon Captives Shares of the Fund or by the vote of a majority of the Independent Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees. The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Independent Trustees be made by such Independent Trustees.

BlackRock Cash Funds: Institutional currently does not have a distribution plan in place for its Premium, Capital, Institutional, Select or Trust Shares. Shareholders of Premium, Capital, Institutional, Select or Trust Shares of each Fund do not pay any fees for distribution services.

For the fiscal year ended December 31, 2009, Aon Captives Shares of BlackRock Cash Funds: Institutional paid distribution fees in the amount of $87,421 under the Plan. Payments are made by the Fund pursuant to the Plan regardless of expenses incurred by the Distributor. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BTC, BFA, SEI or their affiliates in connection with the sale of Fund shares.

SHAREHOLDER SERVICING AGENTS. Premium, Capital, Institutional, Select and Trust Shares of the Funds have adopted a Shareholder Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BTC and other entities, and BTC may also enter into Shareholder Servicing Agreements with such other entities (including BlackRock, SEI, BAC, Merrill Lynch, PNC, Barclays and their affiliates) (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders.

Trust Shares of the Funds have also adopted a Shareholder Servicing and Processing Plan pursuant to which they or BTC have entered into Shareholder Servicing and Processing Agreements with certain financial institutions, securities dealers and other industry professionals (collectively, "Servicing Agents") for providing services to the Trust Class shareholders.

The Shareholder Servicing Plan services provided by BTC or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled "Administrator," BTC pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust's Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BTC or the Funds' other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily net assets of each Fund represented by Institutional Shares owned, up to 0.07% of the average daily net assets of each Fund represented by Capital Shares owned, up to 0.10% of the average daily net assets of each Fund represented by Premium Shares owned, up to 0.15% of the average daily net assets of each Fund represented by Select Shares owned, and up to 0.25% of the average daily net assets of each Fund represented by Trust Shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the NASD Conduct Rules, whichever is less.

Pursuant to the Shareholder Servicing and Processing Plan for Trust Shares, Servicing Agents provide personal services relating to the aggregation and processing of purchase and redemption orders, processing of dividend payments, certain sub-accounting services, transmission and receipt of funds in connection with purchase and redemption orders, verification of certain personal information in connection with the purchase or redemption of Fund shares, and generating and distributing periodic statements and other information as required. For these services, each Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.13% of the average daily net assets of each Fund represented by Trust Shares owned during the period for which payment is being made by investors with whom the Servicing Agent maintains a servicing arrangement.

For the fiscal years shown below, BTC paid shareholder servicing fees on behalf of the Funds in the following amounts:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                                    12/31/2007        12/31/2008        12/31/2009
----                                 ----------------- ----------------- -----------------

BlackRock Cash Funds: Prime             $1,673,484        $2,934,362        $2,982,157

BlackRock Cash Funds: Institutional     $1,614,028        $1,004,246        $1,029,863

BlackRock Cash Funds: Government        $   88,618        $   71,378        $   51,666

BlackRock Cash Funds: Treasury          $   37,357        $   35,232        $  110,867

A Shareholder Servicing Agent (or Servicing Agent for the Trust Class) also may impose certain conditions on its customers, subject to the terms of the Funds' Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Shareholder Servicing Agents may charge their clients additional fees for account-related services. Shareholder Servicing Agents may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Shareholder Servicing Agent. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your Shareholder Servicing Agent will provide you with specific information about any service fees you will be charged.

NON-PLAN PAYMENTS. BlackRock may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, BlackRock or its affiliates may compensate affiliated and unaffiliated entities (including BlackRock, SEI, BAC, Merrill Lynch, PNC, Barclays and their affiliates, and entities that may also be serving as distribution agents or Shareholder Servicing Agents of the Fund) (collectively, "Service Organizations") for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These payments that are not associated with a Shareholder Servicing Plan or distribution plan and are therefore referred to as "non-Plan payments". The non-Plan payments would be in addition to a Fund's payments described in this SAI for distribution (if the Fund has adopted a distribution plan pursuant to Rule 12b-1) and shareholder servicing. These non-Plan payments may take the form of, among other things, "due diligence" payments for a dealer's examination of the Funds and payments for providing extra employee training and information relating to Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" fees for directing investors to the Fund; "distribution and marketing support" fees or "revenue sharing" for providing assistance in promoting the sale of the Funds' shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BlackRock and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BlackRock's or its affiliates' own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund's shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BlackRock or its affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year's Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund. As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments in association with sale and distribution of products other than the Funds, that are advised or offered by BlackRock or its affiliates: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, Financial Network Investment Corporation, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, Multi-Financial Services Corporation, New England Securities Corporation, Oppenheimer & Co. Inc., PrimeVest Financial Services, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc., Commonwealth Equity Services, LLP (Commonwealth Financial Network), Wells Fargo and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees).

OTHER DISTRIBUTION ARRANGEMENTS. If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BlackRock and its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BlackRock and its affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

CUSTODIAN. State Street has been retained to act as custodian for the Funds and the Master Portfolios and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds and the Master Portfolios; receives and delivers all assets for each Fund and each Master Portfolio upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Funds and the Master Portfolios. State Street is not entitled to compensation for providing custody services to each Fund and each Master Portfolio pursuant to the Custody Agreement so long as it receives compensation from BTC for providing sub-administration services to the Trust, on behalf of the Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT. State Street has also been retained to act as the transfer and dividend disbursing agent for the Funds and the Master Portfolios. For its services as transfer and dividend disbursing agent to the Funds and the Master Portfolios, State Street is paid fees based on the Funds' and the Master Portfolios' net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BTC has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Trust, MIP and BFA.

DETERMINATION OF NET ASSET VALUE

The Master Portfolios use the amortized cost method to determine the value of their respective securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method results in a lower value of each Fund's portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from making an investment in the Funds using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value their portfolios using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days (about 13 months) or less, and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable-rate and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value per share as determined by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, such action may include redeeming shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

TERMS OF PURCHASE AND REDEMPTION. The Funds are generally open Monday through Friday and are closed on weekends and are generally closed on all other days that the Fedwire Funds Service (the "Fedwire") is closed or the primary markets for the Master Portfolios' portfolio securities (i.e., the bond markets) are closed. BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on any day the Funds are open (a "Business Day") prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern time) on such Business Day. The holidays on which both the Fedwire and the primary markets for the Master Portfolios' portfolio securities are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds are also closed on Good Friday. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Fund. An investor's investment in the Funds and/or other investment vehicles managed or maintained by BFA or its affiliates may be aggregated when determining whether an investor meets a minimum investment amount. The minimum initial investment amounts for the classes of the Funds may be reduced or waived by BFA. On any day a Fund closes early, purchase and redemption orders received after the Funds' closing time will be executed on the next business day. In addition, the Funds reserve the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC and applicable law.

IN-KIND PURCHASES. Payment for shares of the Funds may, at the discretion of BFA, be made in the form of securities that are permissible investments for the Funds and must meet the investment objectives, policies and limitations of the Funds as described in their Prospectuses. In connection with an in-kind securities payment, the Funds may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Funds or the Master Portfolios; (ii) are accompanied by satisfactory assurance that the Funds will have good and marketable title to such securities received by them; (iii) are not subject to any restrictions upon resale by the Funds; (iv) be in proper form for transfer to the Funds; and
(v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Funds engaged in the in-kind purchase transaction and must be delivered to such Fund or Funds by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. A Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

SUSPENSION OF REDEMPTION RIGHTS OR PAYMENT OF REDEMPTION PROCEEDS. The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, each Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when (i) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit.

DECLARATION OF TRUST PROVISIONS REGARDING REDEMPTIONS AT OPTION OF TRUST. As provided in the Trust's Declaration of Trust, the Trustees may require shareholders to redeem shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to such shareholder.

PORTFOLIO TRANSACTIONS

Since the Funds invest all of their assets in portfolios of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

GENERAL. Subject to policies established by the Board of Trustees, BFA is primarily responsible for the execution of a Master Portfolio's portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. The following disclosure provides some more detail regarding the Master Portfolio's practices regarding Portfolio Transactions. Depending on its investment objective, a Master Portfolio may not engage in some of the transactions described below.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

A Master Portfolio's purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio with respect to the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

Each Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund and interests of the Master Portfolios are redeemable on a daily basis in U.S. dollars, each Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Master Portfolio's portfolio strategies.

Each Master Portfolio may invest in certain securities traded in the over-the-counter ("OTC") market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Master Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC and the policies or investment objectives of the Fund and Master Portfolio. As a result, the portfolio turnover rates of a Master Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Master Portfolio's net asset values or net income.

A Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Funds consist of securities with relatively short-term maturities, the Funds expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Funds since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses or excessive transaction costs.

SECURITIES OF REGULAR BROKER-DEALERS. As of December 31, 2009, none of the Master Portfolios owned securities of their "regular brokers or dealers" (as defined in the 1940 Act) or their parents, except as disclosed below:

                                     REGULAR BROKER-DEALER
MASTER PORTFOLIO                           OR PARENT         AMOUNT
----------------                     --------------------- -----------

Money Market Master Portfolio               UBS AG         $60,000,000

Prime Money Market Master Portfolio         UBS AG         $30,000,000

DISTRIBUTIONS AND TAXES

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Account Information--Taxes." The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Internal Revenue Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of a trust. Furthermore, each Fund separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the Internal Revenue Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in Section 851(h) of the Internal Revenue Code. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the Internal Revenue Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to U.S. federal income tax on the investment company taxable income and "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it was declared. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Internal Revenue Code or fails to meet the distribution requirements described above, the Fund would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

EXCISE TAX. A 4% non-deductible excise tax will be imposed on each Fund to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year,
(ii) at least 98% of its net capital gain income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) for the 12 month period ending on October 31, and (iii) all of its ordinary income and net capital gain income from previous years that was not distributed or subject to tax during such years. Each Fund intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

CAPITAL LOSS CARRY-FORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect. As of December 31, 2009, the Funds had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated:

                                          EXPIRING
FUND                                     12/31/2016
----                                     ----------

BlackRock Cash Funds: Prime              $4,310,000

BlackRock Cash Funds: Institutional          --

BlackRock Cash Funds: Government             --

BlackRock Cash Funds: Treasury               --

INVESTMENT THROUGH THE MASTER PORTFOLIOS. The Funds seek to continue to qualify as regulated investment companies by investing their assets through the Master Portfolios. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in a Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., "passed-through" to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Internal Revenue Code and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as the Funds) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF FUND INVESTMENTS. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses. If the Fund has held the disposed securities for more than one year at the time of disposition, such gains and losses generally are treated as long-term capital gains or losses.

If a Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, usually at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property:
(i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated PRO RATA to distributions made throughout the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must generally be reported on each Fund shareholder's U.S. federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each Fund has sufficient earnings and profits, distributions from investment company taxable income are taxable as ordinary income. Since each Fund's income is derived from sources that do not pay "qualified dividend income," as defined in Section 1(h)(11)(B) of the Internal Revenue Code, distributions from investment company taxable income of the Funds generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

Distributions designated by a Fund as a "capital gain dividend", if any, will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of a Fund's taxable year. Normally the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Distributions from each Fund paid to corporate shareholders are not expected to qualify for the dividends-received deductions generally available to corporate taxpayers. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Ginnie Mae or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

SALES OF FUND SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. As long as the Funds maintain a constant net asset value of $1.00 per share, generally no gain or loss should be recognized upon the sale of Fund shares. If a shareholder recognizes gain or loss on the sale of Fund shares, this gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale. If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

FOREIGN TAXES. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a PRO RATA basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the Funds expects to qualify for this election.

FEDERAL INCOME TAX RATES. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) capital gain dividends is 15%; and (iii) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends and long-term capital gains may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, capital gain dividends, and long-term capital gains generally is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

BACK-UP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("back-up withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder's social security or other "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to back-up withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to back-up withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase for taxable years beginning after December 31, 2010.

TAX-DEFERRED PLANS. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans, Savings Incentive Match Plans for Employees, Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

FOREIGN SHAREHOLDERS. With respect to taxable years of a Fund beginning before January 1, 2010, certain distributions, if designated by a Fund as "interest-related dividends," that are generally attributable to the Fund's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). If applicable, each Fund may choose to designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a Fund, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2010, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or
(iii) with respect to taxable years of a Fund beginning before January 1, 2010, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are "effectively connected" with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not "effectively connected" for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income withholding tax at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were "effectively connected" with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a Fund may choose to designate as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to the Fund's net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will be deemed to be property situated in the United States and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying before January 1, 2010, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares are not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that are "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bear to the total assets of the Fund. In general, no U.S. federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

RECENTLY ENACTED LEGISLATION. Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in

Section 1471(d)(4) of the Internal Revenue Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 11 separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund's fundamental investment policies.

VOTING. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and
(ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of that Fund. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses of each Fund and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's investment objective or policies on a Fund, as an interestholder in the Master Portfolio, or the Fund's shareholders, see "Description of the Funds and their Investments and Risks -- Master/Feeder Structure."

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS. Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will follow its voting procedures, as described in "Voting."

ADDITIONAL INFORMATION ON THE FUNDS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-800-768-2836 (toll-free).

The registration statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust's official sales literature in connection with the offer of the Trust's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2009 for each Fund and related Master Portfolio are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on March 10, 2010. The annual report, which contains the referenced audited financial statements, is available upon request and without charge.

                                  APPENDIX A

                             PROXY VOTING POLICIES

                        For The BlackRock-Advised Funds

                                December, 2009

                       Copyright(C) 2009 BlackRock, Inc.

All rights reserved.

                               TABLE OF CONTENTS

                                                         PAGE
                                                         ----
                  I. INTRODUCTION....................... A-3

                  II. PROXY VOTING POLICIES.............
                                                         A-4

                  A. Boards of Directors................
                                                         A-4

                  B. Auditors...........................
                                                         A-4

                  C. Compensation and Benefits..........
                                                         A-4

                  D. Capital Structure..................
                                                         A-4

                  E. Corporate Charter and By-Laws......
                                                         A-4

                  F. Environmental and Social Issues....
                                                         A-4

                  IV. REPORTS TO THE BOARD..............
                                                         A-5

I. INTRODUCTION

The Trustees/Directors ("Directors") of the BlackRock-Advised Funds (the "Funds") have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers ("BlackRock"), the investment adviser to the Funds, as part of BlackRock's authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds' shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock's Corporate Governance Committee (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock's proxy voting guidelines. BlackRock's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BlackRock or BlackRock's affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A. BOARDS OF DIRECTORS

The Funds generally support the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee's history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation's choice of auditor, in individual cases, consideration may be given to an auditors' history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer.

BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company's board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BlackRock or BlackRock's affiliates, from having undue influence on BlackRock's proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

                                       3


SAI-BR3-CFA-0510

                      STATEMENT OF ADDITIONAL INFORMATION

                              BLACKROCK FUNDS III

                               DATED MAY 1, 2010

          FUND/SHARE CLASS
          ----------------                                         -
          BlackRock Cash Funds: Institutional -- SL Agency Shares
          BlackRock Cash Funds: Prime -- SL Agency Shares
          BlackRock Cash Funds: Government -- SL Agency Shares
          BlackRock Cash Funds: Treasury -- SL Agency Shares

BlackRock Funds III (the "Trust") is an open-end, series management investment company. This combined Statement of Additional Information ("SAI") contains additional information about SL Agency Shares of the following series of the Trust -- BlackRock Cash Funds: Prime, BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury (each, a "Fund" and collectively, the "Funds"). The Funds have additional share classes which are described in separate prospectuses and a separate SAI.

Each Fund seeks to achieve its investment objective by investing all of its assets in a master portfolio of Master Investment Portfolio ("MIP"). BlackRock Cash Funds: Institutional invests in Money Market Master Portfolio; BlackRock Cash Funds: Prime invests in Prime Money Market Master Portfolio; BlackRock Cash Funds: Government invests in Government Money Market Master Portfolio; and BlackRock Cash Funds: Treasury invests in Treasury Money Market Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"). MIP is an open-end, series management investment company. BlackRock Fund Advisors ("BFA" or the "Investment Adviser") (formerly, Barclays Global Fund Advisors) serves as investment adviser to each Master Portfolio. References to the investments, investment policies and risks of a Fund, unless otherwise indicated, should be understood to include references to the investments, investment policies and risks of such Fund's Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the current prospectus for SL Agency Shares of the Funds, dated May 1, 2010, as amended from time to time (the "Prospectus"). All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Funds, which include the schedules of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2009 are hereby incorporated by reference to the Funds' annual reports, semi-annual reports and prospectus for SL Agency Shares of the Funds. Copies of such prospectus, annual reports and semi-annual reports may be obtained without charge by writing to BlackRock Funds III, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-800-768-2836 (toll-free).

                               TABLE OF CONTENTS

                                                         PAGE
                                                         ----

                  History of the Trust..................   1

                  Description of the Funds and their
                    Investments and Risks...............   1

                     Investment Objectives and Policies.   1

                  Investment Restrictions...............   2

                     Fundamental Investment
                       Restrictions of the Funds........   2

                     Non-Fundamental Investment
                       Restrictions of the Funds........   3

                     Investments and Risks..............   4

                     Asset-Backed and Commercial
                       Mortgage-Backed Securities.......   5

                     Bank Obligations...................   5

                     Commercial Paper and Short-Term
                       Corporate Debt Instruments.......   6

                     Floating-Rate and Variable-Rate
                       Obligations......................   6

                     Forward Commitments, When-Issued
                       Purchases and Delayed-Delivery
                       Transactions.....................   7

                     Funding Agreements.................   7

                     Illiquid Securities................   7

                     Investment Company Securities......   7

                     Letters of Credit..................   8

                     Loans of Portfolio Securities......   8

                     Loan Participation Agreements......   9

                     Mortgage Pass-Through Securities...   9

                     Mortgage Securities................  10

                     Municipal Securities...............  11

                     Non-U.S. Obligations...............  11

                     Participation Interests............  12

                     Repurchase Agreements..............  12

                     Restricted Securities..............  12

                     Unrated Investments................  13

                     U.S. Government Obligations........  13

                     U.S. Treasury Obligations..........  13

                  Selective Disclosure of Portfolio
                    Holdings............................  13

                  Management............................  16

                     Share Ownership Information........  22

                     Ownership of Securities of Certain
                       Entities.........................  23

                     Compensation of Trustees...........  23

                     Master/Feeder Structure............  24

                     Codes of Ethics....................  25

                                                         PAGE
                                                         ----

                     Proxy Voting Policies of the
                       Master Portfolios................  25

                     Shareholder Communication to the
                       Board of Trustees................  25

                     Potential Conflicts of Interest....  25

                  Control Persons and Principal Holders
                    of Securities.......................  33

                  Investment Adviser and Other Service
                    Providers...........................  33

                     Investment Adviser.................  33

                     Advisory Fees......................  33

                     Administrator......................  34

                     Distributor........................  36

                     Custodian..........................  36

                     Transfer and Dividend Disbursing
                       Agent............................  36

                     Independent Registered Public
                       Accounting Firm..................  37

                     Legal Counsel......................  37

                  Determination of Net Asset Value......  37

                  Purchase, Redemption and Pricing of
                    Shares..............................  38

                     Terms of Purchase and Redemption...  38

                     In-Kind Purchases..................  38

                     Suspension of Redemption Rights or
                       Payment of Redemption Proceeds...  38

                     Declaration of Trust Provisions
                       Regarding Redemptions at Option
                       of Trust.........................  38

                  Portfolio Transactions................  39

                     General............................  39

                     Portfolio Turnover.................  40

                     Securities of Regular
                       Broker-Dealers...................  40

                  Distributions and Taxes...............  41

                     Qualification as a Regulated
                       Investment Company...............  41

                     Excise Tax.........................  42

                     Capital Loss Carry-Forwards........  42

                     Investment Through the Master
                       Portfolios.......................  43

                     Taxation of Fund Investments.......  43

                     Taxation of Distributions..........  44

                     Sales of Fund Shares...............  45

                     Foreign Taxes......................  45

                     Federal Income Tax Rates...........  45

                     Back-Up Withholding................  46

                     Tax-Deferred Plans.................  46

                     Foreign Shareholders...............  46

                     Recently Enacted Legislation.......  47

                                                         PAGE
                                                         ----

                  Capital Stock.........................  48

                     Voting.............................  48

                     Dividends and Distributions........  48

                     Master Portfolios..................  49

                  Additional Information on the Funds...  49

                  Financial Statements..................  49

                  Appendix A............................ A-1

HISTORY OF THE TRUST

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

The Trust's principal office is located at 400 Howard Street, San Francisco, CA 94105. Each Fund invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related Fund.

                                        MASTER PORTFOLIO IN
              FUND                      WHICH THE FUND INVESTS
              ----                      ------------------------
              BlackRock Cash Funds:     Prime Money Market
              Prime                     Master Portfolio
              BlackRock Cash Funds:     Money Market Master
              Institutional             Portfolio
              BlackRock Cash Funds:     Government Money Market
              Government                Master Portfolio
              BlackRock Cash Funds:     Treasury Money Market
              Treasury                  Master Portfolio

The Trust consists of multiple series, including the Funds. Each Fund issues shares in multiple classes, currently including SL Agency, Premium, Capital, Institutional, Select and Trust Shares, and with respect only to BlackRock Cash
Funds: Institutional, Aon Captives Shares. On August 14, 2002, the Trust's board of trustees (the "Board of Trustees" or the "Board") approved changing the name of BlackRock Cash Funds: Institutional Distributor Shares to the "Aon Captives Shares."

On December 1, 2009, the Trust was renamed BlackRock Funds III and certain of its series were also renamed. Prime Money Market Fund was renamed BlackRock Cash Funds: Prime. Institutional Money Market Fund was renamed BlackRock Cash
Funds: Institutional. Government Money Market Fund was renamed BlackRock Cash
Funds: Government. Treasury Money Market Fund was renamed BlackRock Cash Funds:
Treasury.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT OBJECTIVES AND POLICIES. The Trust is an open-end, series management investment company. Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by the vote of a majority of the trustees of the Trust or of MIP (the "Trustees"), as the case may be, at any time.

The Funds and the Master Portfolios in which they invest are diversified funds as defined in the 1940 Act. Each Fund's investment objective is set forth in the Prospectus. Each Fund's investment objective is non-fundamental and can be changed by the Trust's Board of Trustees without shareholder approval. The investment objective and investment policies of a Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund's performance. There can be no assurance that the investment objective of any Fund will be achieved.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS. The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1)Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities; and further provided that, with respect to BlackRock Cash Funds: Prime and BlackRock Cash Funds:
   Institutional, the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission ("SEC") or its staff);

(2)Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in U.S. government securities, or investments in securities of other investment companies;

(3)Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4)Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5)Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6)Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7)Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to the fundamental policy relating to concentration set forth in paragraph (1) above, the 1940 Act does not define what constitutes "concentration" in an industry and it is possible that interpretations of concentration could change in the future. Accordingly, the policy in paragraph
(1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In this respect, and in accordance with SEC staff interpretations, the ability of BlackRock Cash Funds: Prime and BlackRock Cash Funds: Institutional to concentrate in the obligations of domestic banks means that these Funds are permitted to invest, without limit, in bankers' acceptances, certificates of deposit and other short-term obligations issued by
(a) U.S. banks, (b) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S.

banks), and (c) foreign branches of U.S. banks (in circumstances in which the Funds will have recourse to the U.S. bank for the obligations of the foreign branch).

The Trust has delegated to BFA the ability to determine the methodology used by the Master Portfolios to classify issuers by industry. BFA defines industries and classifies each issuer according to the industry in which the issuer conducts its principal business activity pursuant to its proprietary industry classification system. In classifying companies by industry, BFA may draw on its credit, research and investment resources and those of BlackRock Institutional Trust Company, N.A. ("BTC") (formerly, Barclays Global Investors, N.A.) or its other affiliates, and BFA may (but need not) consider classifications by third-party industry classification systems. BFA believes that its system is reasonably designed so that issuers with primary economic characteristics that are materially the same are classified in the same industry. For example, asset-backed commercial paper may be classified in an industry based on the nature of the assets backing the commercial paper, and foreign banks may be classified in an industry based on the region in which they do business if BFA has determined that the foreign banks within that industry have primary economic characteristics that are materially the same.

A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. To the extent BFA's classification system results in broad categories, concentration risk may be decreased. On the other hand, to the extent it results in narrow categories, concentration risk may be increased.

With respect to paragraph (3) above, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS. The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Trust at any time.

(1)Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;

(2)Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
   (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3)Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4)Each Fund may not make investments for the purpose of exercising control or management; provided that a Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury have adopted the following investment restriction as an additional non-fundamental policy:

Each Fund will provide shareholders with at least 60 days' notice of any change to the Fund's non-fundamental policy to invest at least 80% of the Fund's assets in the types of securities described in the Fund's principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

BlackRock Cash Funds: Prime and BlackRock Cash Funds: Institutional have adopted the following investment restrictions as additional non-fundamental policies:

(1)Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(2)Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

(3)Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

The fundamental and non-fundamental investment restrictions for each Master Portfolio are identical to the corresponding investment restrictions described above for the Fund that invests in such Master Portfolio, except that, in the case of the Government and Treasury Money Market Master Portfolios, industry concentration restriction (1), proviso (iii) does not limit investments in repurchase agreements collateralized by securities issued or guaranteed by the U.S., its agencies or instrumentalities.

INVESTMENTS AND RISKS. To the extent set forth in this SAI, each Fund, through its investment in the corresponding Master Portfolio, may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

The assets of each Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of a Fund may not exceed 90 days. Under normal circumstances, BlackRock Cash Funds:
Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury expect to maintain a dollar-weighted average portfolio maturity of 60 days or less. The securities in which each Fund invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that a Fund's investment objective will be realized as described in the Prospectus.

Under normal circumstances, BlackRock Cash Funds: Treasury invests at least 80% of its assets in U.S. Treasury obligations, repurchase agreements with regard to U.S. Treasury obligations and/or other money market funds that have substantially the same investment objective and strategies as the Fund. Under normal circumstances, BlackRock Cash Funds: Government invests at least 80% of its assets in certain obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations and/or other money market funds that have substantially the same investment objective and strategies as the Fund. BlackRock Cash Funds: Treasury and BlackRock Cash
Funds: Government may each invest up to 20% of their respective assets in any securities and other instruments in which money market funds are permitted to invest in accordance with Rule 2a-7 of the 1940 Act. Practices described below relating to illiquid securities, investment company securities, loans of portfolio securities and repurchase agreements also apply to BlackRock Cash
Funds: Treasury and BlackRock Cash Funds: Government.

BlackRock Cash Funds: Prime and BlackRock Cash Funds: Institutional may invest in any of the instruments or engage in any practice described below.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. BlackRock Cash Funds:
Institutional and BlackRock Cash Funds: Prime may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be shorter or longer (as the case may be) than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened or extended, and the security's total return may be difficult to predict precisely. The Funds may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of or under the 1940 Act. Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for credit-linked securities. Also see "Mortgage Pass-Through Securities" and "Mortgage Securities."

BANK OBLIGATIONS. BlackRock Cash Funds: Institutional and BlackRock Cash Funds:
Prime may invest in bank obligations, including certificates of deposit ("CDs"), time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. Certain bank obligations may benefit from existing or future governmental debt guarantee programs.

CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits ("TDs") are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. TDs that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC").

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed-, floating- or variable- interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Funds generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts that they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest on these notes varies pursuant to the arrangements between the Fund and the borrower. Both the borrower and the Fund have the right to vary the amount of the outstanding indebtedness on the notes. BFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Funds also may invest in non-convertible corporate debt securities (E.G., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. BFA will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold the obligation, it may be subject to additional risk of default.

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk.

The Funds may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in accordance with Rule 2a-7 and the 1940 Act. Variable-rate demand notes including master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations that are not so rated only if BFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. BFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in a Fund's portfolio.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines or the value of the security to be sold increases before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.

FUNDING AGREEMENTS. The Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. The Funds will purchase short-term funding agreements only from banks and insurance companies. The Funds may also purchase Guaranteed Investment Contracts.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Funds may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund's assets than if the value were based on available market quotations.

ILLIQUID SECURITIES. Each Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in shares of open-end investment companies, including investment companies that are affiliated with the Funds and BFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. A Fund may also purchase shares of exchange listed closed-end funds to the extent permitted under the 1940 Act. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and
(iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit issued by a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

LOANS OF PORTFOLIO SECURITIES./1/ Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund is entitled to receive the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.
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/(1)/ Note that "Loans of Portfolio Securities" describes lending of securities by the Funds/Master Portfolios. SL Agency Shares of the Funds are designed, among other things, for the investment of cash collateral provided by borrowers to lenders of securities for which BTC acts as securities lending agent.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees. BTC acts as securities lending agent for the Funds subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

LOAN PARTICIPATION AGREEMENTS. Each Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be made to issuers in whose obligations the Funds may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary under the terms of the loan participation for the Funds to assert their rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Funds could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Funds may be regarded as creditors of the issuing bank (rather than of the underlying corporate borrower), so that the Funds also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Funds may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund's assets than if the value were based on available market quotations.

MORTGAGE PASS-THROUGH SECURITIES. Each Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government entities or U.S. government-sponsored enterprises including: the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

The Funds may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest in mortgage securities issued by private non-government entities. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities or government-sponsored enterprises. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators.

In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities issued by government entities, government-sponsored enterprises or non-government entities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing mortgages, this may negatively impact mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate. Non-government mortgage securities may be subject to greater price changes than government issues.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Funds may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA" transactions. "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Funds may use TBA transactions in several ways. For example, the Funds may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a TBA roll, a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. The use of TBA rolls may cause the Funds to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

MORTGAGE SECURITIES. BlackRock Cash Funds: Institutional and BlackRock Cash
Funds: Prime may invest in mortgage securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Also see "Asset-Backed and Commercial Mortgage-Backed Securities" and "Mortgage Pass-Through Securities."

MUNICIPAL SECURITIES. Each Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

Each Fund will invest in high-quality, long-term municipal bonds, municipal notes and short-term commercial paper with remaining maturities not exceeding 397 calendar days.

NON-U.S. OBLIGATIONS. The Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers.

These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital and transaction costs of foreign currency conversions. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Funds may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller's obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include (i) cash items; (ii) obligations issued by the U.S. Government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest category generally by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a money market fund, the repurchase obligation of a seller must involve minimal credit risk to a Fund, and otherwise satisfy credit quality standards set forth in the Fund's Rule 2a-7 procedures.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty's repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

UNRATED INVESTMENTS. Each Fund may purchase instruments that are not rated if, in the opinion of BFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by a Fund, and they are purchased in accordance with the Trust's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by a Fund provided that, when a security ceases to be rated, BFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BFA finds that the sale of such security would not be in a Fund's shareholders' best interests.

To the extent the ratings given by a NRSRO may change as a result of changes in such organization or its rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and this SAI.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. government obligations, including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Ginnie Mae certificates), or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are direct obligations of the U.S. government that are backed by the full faith and credit of the United States. U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Trust, MIP and BFA, the Trust, MIP and BFA may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund's or Master Portfolio's portfolio holdings. The Boards of Trustees of the Trust and MIP have approved the adoption by the Trust and MIP of the policies and procedures set forth below, and have delegated to BFA the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Boards of Trustees provide ongoing oversight of the Trust's, MIP's and BFA's compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Trust's and MIP's Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Trust and MIP, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Trust's and MIP's policies and procedures would include (but is not limited to) specific portfolio holdings -- including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager's discussion of Fund or Master Portfolio performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information ("Confidential Information") and proprietary information of the firm. The Trust or MIP may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Trust's shares, affiliates of the Trust or MIP, third party service providers to the Trust or MIP, lenders to the Trust or MIP, and independent rating agencies and ranking organizations. The Trust, MIP, BFA and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund or Master Portfolio may not be disclosed to persons not employed by BFA or its affiliates unless such information has been publicly disclosed via a filing with the SEC (e.g., Trust annual report), a press release or placement on a publicly-available internet website. If the Confidential Information has not been publicly disclosed, an employee of BFA who wishes to distribute Confidential Information relating to the Trust or MIP must first do the following: (i) require the person or company receiving the Confidential Information to sign, before BFA will provide disclosure of any such information, a confidentiality agreement approved by an attorney in BFA's Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in BFA's Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in BFA's Legal Department.

Prior to providing any authorization for such disclosure of Confidential Information, an attorney in BFA's Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Trust's shareholders. In connection with day-to-day portfolio management, the Trust or MIP may disclose Confidential Information to executing broker-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Trust and MIP have adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of the Trust and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one Fund, Master Portfolio or account at the expense of another. In addition, as noted, an attorney in BFA's Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Trust's shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by BFA's existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled "Management -- Potential Conflicts of Interest" in this Statement of Additional Information.

Confidential Information -- whether or not publicly disclosed -- may be disclosed to Trust Trustees, the independent Trustees' counsel, the Trust's outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Trust's Chief Compliance Officer or BFA's General

Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Trust or MIP, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Trust's, MIP's and BFA's Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

BFA has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Trust and MIP portfolio holdings to the following persons or entities:

Trust's and MIP's Boards of Trustees and, if necessary independent Trustees' counsel and Trust counsel

Trust's Transfer Agent

Trust's and MIP's independent registered public accounting firm

Trust's and MIP's accounting services provider

MIP Custodian

MIP's pricing services -- Interactive Data Corp. and Reuters, Inc.

Independent rating agencies -- Morningstar, Inc., Lipper Inc., Moody's Investors Service, Inc. and Standard & Poor's

Information aggregators -- Wall Street on Demand, Thomson Financial, eVestment Alliance, informa PSN investment solutions, Micropal, iMoneyNet and Bloomberg

Sponsors of 401(k) plans that include BlackRock-advised Funds -- E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised Funds -- Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse & Cooper; Cambridge Associates; Mercer; Morningstar/Investorforce; Russell Investments (Mellon Analytical Solutions); and Wilshire Associates

Portfolio Compliance Consultants -- i-Flex Solutions, Inc.

Third-party feeder funds -- Hewitt Money Market Fund, Hewitt Series Trust, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, PayPal Asset Management, Inc., Homestead, Inc., Transamerica and State Farm Mutual Fund Trust, and their respective boards, sponsors, administrators and other service providers

Affiliated feeder funds -- BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers

Other -- Chicago Mercantile Exchange, Inc., Be Creative, Inc. and Investment Company Institute

Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Trustee has a fiduciary duty as a trustee to act in the best interests of the Trust and its shareholders. Selective disclosure is made to the Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Trust. Selective disclosure is made to the Trust's Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Trust, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of BFA's Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Trust and BFA monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust's and BFA's Code of Ethics and Code of Conduct -- all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit -- BFA's compliance personnel under the supervision of the Trust's Chief Compliance Officer, monitor BFA's securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BFA maintains an internal restricted list to prevent trading by the personnel of BFA or its affiliates in securities -- including securities held by the Trust or MIP -- about which BFA has Confidential Information. There can be no assurance, however, that the Trust's policies and procedures with respect to the selective disclosure of Trust portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information

MANAGEMENT

The Board of Trustees of the Trust, consists of thirteen individuals (each, a "Trustee"), eleven of whom are Independent Trustees. The same individuals serve on the Board of Trustees of MIP. The registered investment companies advised by BFA or its affiliates (the "BlackRock-advised Funds") are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of exchange-traded funds (each, a "BlackRock Fund Complex"). The Trust and MIP are included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex. The address for each Trustee and officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

The Board of Trustees has overall responsibility for the oversight of the Trust and the Funds. The Co-Chairs of the Board are Independent Trustees, and the Chair of each Board committee (each, a "Committee") is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The Board also has one ad hoc committee, the Joint Product Pricing Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Trust and the Funds. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective

The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the Funds and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust's charter, and the Funds' investment objectives and strategies. The Board reviews, on an ongoing basis, the Funds' performance, operations, and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of BFA or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The

Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board's general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Funds, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Funds and management's or the service provider's risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds' activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust's independent registered public accounting firm (the "independent auditors") and to oversee the independent auditors' work. The Audit Committee's responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund's financial statements; (4) review any issues raised by the independent auditors or Trust management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of each Fund's internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (6) discuss with Trust management its policies regarding risk assessment and risk management and (7) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the period December 1, 2009 through December 31, 2009, the Audit Committee met one time.

The members of the Governance and Nominating Committee (the "Governance Committee") are Dr. Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the period December 1, 2009 through December 31, 2009, the Governance Committee met one time.

The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the Fund-related activities of BFA and the Trust's third party service providers. The Compliance Committee's responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, the Trust's compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the Trust's Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the period December 1, 2009 through December 31, 2009, the Compliance Committee met two times.

The members of the Performance Oversight and Contract Committee (the "Performance Oversight Committee") are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees. The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee each Fund's investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee's responsibilities include, without limitation, to (1) review each Fund's investment objectives, policies and practices and each Fund's investment performance; (2) review personnel and resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (3) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (4) request and review information on the nature, extent and quality of services provided to the shareholders; and (5) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the period December 1, 2009 through December 31, 2009, the Performance Oversight Committee met one time.

The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the closed-end BlackRock Fund Complex, established the ad hoc Joint Product Pricing Committee (the "Product Pricing Committee") comprised of eight members drawn from the independent board members serving on the boards of these BlackRock Fund Complexes. Ronald W. Forbes and Rodney D. Johnson are members of the Product Pricing Committee representing the Equity-Liquidity Complex. One independent board member representing the closed-end BlackRock Fund Complex and five independent board members representing the Equity-Bond Complex serve on the Product Pricing Committee. The Product Pricing Committee is chaired by an independent board member from the Equity-Bond Complex. The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. During the period from December 1, 2009 through December 31, 2009, the Product Pricing Committee did not meet.

The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Richard S. Davis, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the period December 1, 2009 through December 31, 2009, the Executive Committee met one time.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the "Statement of Policy"). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust's investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a Trustee of the Trust, is provided below.

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.

                                                                                                 NUMBER OF
                                                                                                 BLACKROCK-
                                                                                                 ADVISED
                                                                                                 REGISTERED
                                                                                                 INVESTMENT
                                                                                                 COMPANIES
                                                                                                 ("RICS")
                                                                                                 CONSISTING OF
                                                                                                 INVESTMENT
                     POSITION(S)  LENGTH OF                                                      PORTFOLIOS
                     HELD WITH    TIME                    PRINCIPAL OCCUPATION(S)                ("PORTFOLIOS")  PUBLIC
NAME AND AGE         THE TRUST    SERVED/2/                DURING PAST FIVE YEARS                OVERSEEN        DIRECTORSHIPS
------------         -----------  ---------  --------------------------------------------------- --------------- ----------------

Independent Trustees/1/

David O. Beim/3/     Trustee      2009 to    Professor of Finance and Economics at the           36 RICs         None
(69)                              present    Columbia University Graduate School of Business     consisting of
                                             since 1991; Trustee, Phillips Exeter Academy        104 Portfolios
                                             since 2002; Chairman, Wave Hill, Inc. (public
                                             garden and cultural center) from 1990 to 2006.

Ronald W. Forbes/4/  Trustee      2009 to    Professor Emeritus of Finance, School of Business,  36 RICs         None
(69)                              present    State University of New York at Albany since        consisting of
                                             2000.                                               104 Portfolios

Dr. Matina S.        Trustee      2009 to    Executive Vice President of Teachers Insurance      36 RICs         NSTAR
Horner/5/ (70)                    present    and Annuity Association and College Retirement      consisting of   (electric and
                                             Equities Fund from 1989 to 2003.                    104 Portfolios  gas utility)

Rodney D.            Trustee      2009 to    President, Fairmont Capital Advisors, Inc. since    36 RICs         None
Johnson/4/ (68)                   present    1987; Director, Fox Chase Cancer Center since       consisting of
                                             2004; Member of Archdiocesan Investment             104 Portfolios
                                             Committee of the Archdiocese of Philadelphia
                                             since 2004; Director, The Committee of Seventy
                                             (civic) since 2006.

Herbert I. London    Trustee      2009 to    Professor Emeritus, New York University since       36 RICs         AIMS
(71)                              present    2005; John M. Olin Professor of Humanities,         consisting of   Worldwide,
                                             New York University from 1993 to 2005 and           104 Portfolios  Inc.
                                             Professor thereof from 1980 to 2005; President,                     (marketing)
                                             Hudson Institute (policy research organization)
                                             since 1997 and Trustee thereof since 1980;
                                             Chairman of the Board of Trustees for Grantham
                                             University since 2006; Director, InnoCentive, Inc.
                                             (strategic solutions company) since 2005; Director
                                             of Cerego, LLC (software development and
                                             design) since 2005.

Cynthia A.           Trustee      2009 to    Professor, Harvard Business School since 1989;      36 RICs         Newell
Montgomery (57)                   present    Director, Harvard Business School Publishing        consisting of   Rubbermaid,
                                             since 2005; Director, McLean Hospital since         104 Portfolios  Inc.
                                             2005.                                                               (manufacturing)

                                                                                                     NUMBER OF
                                                                                                     BLACKROCK-
                                                                                                     ADVISED
                                                                                                     REGISTERED
                                                                                                     INVESTMENT
                                                                                                     COMPANIES
                                                                                                     ("RICS")
                                                                                                     CONSISTING OF
                                                                                                     INVESTMENT
                         POSITION(S)  LENGTH OF                                                      PORTFOLIOS
                         HELD WITH    TIME                    PRINCIPAL OCCUPATION(S)                ("PORTFOLIOS")
NAME AND AGE             THE TRUST    SERVED/2/                DURING PAST FIVE YEARS                OVERSEEN
------------             -----------  ---------  --------------------------------------------------- ---------------

Joseph P. Platt, Jr./6/  Trustee      2009 to    Director, The West Penn Allegheny Health System     36 RICs
(62)                                  present    (a not-for-profit health system) since 2008;        consisting of
                                                 Director, Jones and Brown (Canadian insurance       104 Portfolios
                                                 broker) since 1998; General Partner, Thorn
                                                 Partner, LP (private investment) since 1998;
                                                 Partner Amarna Corporation, LLC (private
                                                 investment company) from 2002 to 2008.




Robert C. Robb, Jr.      Trustee      2009 to    Partner, Lewis, Eckert, Robb and Company            36 RICs
(64)                                  present    (management and financial consulting firm) since    consisting of
                                                 1981.                                               104 Portfolios

Toby Rosenblatt/7/       Trustee      2009 to    President, Founders Investments Ltd. (private       36 RICs
(71)                                  present    investments) since 1999; Director, College Access   consisting of
                                                 Foundation of California (philanthropic             104 Portfolios
                                                 foundation) since 2009; Director, Forward
                                                 Management, LLC since 2007; Director, the
                                                 James Irvine Foundation (philanthropic
                                                 foundation) from 1998 to 2008.

Kenneth L. Urish/8/      Trustee      2009 to    Managing Partner, Urish Popeck & Co., LLC           36 RICs
(59)                                  present    (certified public accountants and consultants)      consisting of
                                                 since 1976; Member of External Advisory Board,      104 Portfolios
                                                 the Pennsylvania State University Accounting
                                                 Department since 2001; Trustee, The Holy Family
                                                 Foundation since 2001; Committee Member,
                                                 Professional Ethics Committee of the
                                                 Pennsylvania Institute of Certified Public
                                                 Accountants from 2007 to 2010; President and
                                                 Trustee, Pittsburgh Catholic Publishing Associates
                                                 from 2003 to 2008; Director, Inter-Tel from 2006
                                                 to 2007.

Frederick W.             Trustee      2009 to    Professor and Dean Emeritus of the Joseph M.        36 RICs
Winter (65)                           present    Katz School of Business, University of Pittsburgh   consisting of
                                                 since 2005 and dean thereof from 1997 to 2005;      104 Portfolios
                                                 Director, Alkon Corporation (pneumatics) since
                                                 1992; Director Tippman Sports (recreation) since
                                                 2005; Director, Indotronix International (IT
                                                 services) from 2004 to 2008.










             PRINCIPAL OCCUPATION(S)                PUBLIC
              DURING PAST FIVE YEARS                DIRECTORSHIPS
--------------------------------------------------- -----------------

Director, The West Penn Allegheny Health System     Greenlight
(a not-for-profit health system) since 2008;        Capital Re,
Director, Jones and Brown (Canadian insurance       Ltd
broker) since 1998; General Partner, Thorn          (reinsurance
Partner, LP (private investment) since 1998;        company);
Partner Amarna Corporation, LLC (private            WQED
investment company) from 2002 to 2008.              Multi-Media
                                                    (public
                                                    broadcasting
                                                    not-for- profit)

Partner, Lewis, Eckert, Robb and Company            None
(management and financial consulting firm) since
1981.

President, Founders Investments Ltd. (private       A.P. Pharma
investments) since 1999; Director, College Access   Inc. (specialty
Foundation of California (philanthropic             pharmaceuticals)
foundation) since 2009; Director, Forward
Management, LLC since 2007; Director, the
James Irvine Foundation (philanthropic
foundation) from 1998 to 2008.

Managing Partner, Urish Popeck & Co., LLC           None
(certified public accountants and consultants)
since 1976; Member of External Advisory Board,
the Pennsylvania State University Accounting
Department since 2001; Trustee, The Holy Family
Foundation since 2001; Committee Member,
Professional Ethics Committee of the
Pennsylvania Institute of Certified Public
Accountants from 2007 to 2010; President and
Trustee, Pittsburgh Catholic Publishing Associates
from 2003 to 2008; Director, Inter-Tel from 2006
to 2007.

Professor and Dean Emeritus of the Joseph M.        None
Katz School of Business, University of Pittsburgh
since 2005 and dean thereof from 1997 to 2005;
Director, Alkon Corporation (pneumatics) since
1992; Director Tippman Sports (recreation) since
2005; Director, Indotronix International (IT
services) from 2004 to 2008.


INTERESTED TRUSTEES//1,9/

Richard S. Davis   Trustee  2009 to  Managing Director, BlackRock, Inc. since 2005;    169 RICs        None
(64)                        present  Chief Executive Officer, State Street Research &  consisting of
                                     Management Company from 2000 to 2005;             298 Portfolios
                                     Chairman of the Board of Trustees, State Street
                                     Research Mutual Funds from 2000 to 2005;
                                     Chairman, SSR Realty from 2000 to 2004.

Henry Gabbay (62)  Trustee  2009 to  Consultant, BlackRock, Inc. from 2007 to 2008;    169 RICs        None
                            present  Managing Director, BlackRock, Inc. from 1989 to   consisting of
                                     2007; Chief Administrative Officer, BlackRock     298 Portfolios
                                     Advisors, LLC from 1998 to 2007; President of
                                     BlackRock Funds and BlackRock Bond Allocation
                                     Target Shares from 2005 to 2007 and Treasurer
                                     of certain closed- end funds in the BlackRock
                                     fund complex from 1989 to 2006.

-------------
/1/ Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board of Trustees has approved one-year extensions in the terms of Trustees who turn 72 prior to December 31, 2013.
/2/ In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, the Trustees were elected to the Trust's Board. As a result, although the chart shows the Trustees as joining the Trust's Board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows:

   David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney
   D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
/3/ Chair of the Performance Oversight Committee.
/4/ Co-Chair of the Board of Trustees.
/5/ Chair of the Governance Committee.
/6/ Chair of the Compliance Committee.
/7/ Vice Chair of the Performance Oversight Committee.
/8/ Chair of the Audit Committee.
/9/ Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.

                                                                                                NUMBER OF
                                                                                                BLACKROCK-
                                                                                                ADVISED
                                                                                                REGISTERED
                                                                                                INVESTMENT
                                                                                                COMPANIES
                                                                                                ("RICS"
                                                                                                CONSISTING OF
                                                                                                INVESTMENT
                   POSITION(S)                                                                  PORTFOLIOS
NAME AND           HELD WITH    LENGTH OF                 PRINCIPAL OCCUPATION(S)               ("PORTFOLIOS")  PUBLIC
YEAR OF BIRTH      THE TRUST    TIME SERVED               DURING PAST FIVE YEARS                OVERSEEN        DIRECTORSHIPS
-------------      -----------  -----------  -------------------------------------------------- --------------- -------------

Trust Officers/1/

Anne F. Ackerley   President    2009 to      Managing Director of BlackRock, Inc. since 2000;   169 RICs        None
1962               and Chief    present      Vice President of the BlackRock-advised Funds      consisting of
                   Executive                 from 2007 to 2009; Chief Operating Officer of      298 Portfolios
                   Officer                   BlackRock's Global Client Group (GCG) since
                                             2009; Chief Operating Officer of BlackRock's
                                             U.S. Retail Group from 2006 to 2009; Head of
                                             BlackRock's Mutual Fund Group from 2000 to
                                             2006.

Richard Hoerner,   Vice         2009 to      Managing Director of BlackRock, Inc. since 2000;   24 RICs         None
CFA                President    present      Co-head of BlackRock's Cash Management             consisting of
1958                                         Portfolio Management Group since 2002;             73 Portfolios
                                             Member of the Cash Management Group
                                             Executive Committee since 2005.

Jeffrey Holland,   Vice         2009 to      Managing Director of BlackRock, Inc. since 2010;   70 RICs         None
CFA                President    present      Director of BlackRock, Inc. from 2006 to 2009;     consisting of
1971                                         Chief Operating Officer of BlackRock's U.S.        201 Portfolios
                                             Retail Group since 2009; Co-head of Product
                                             Development and Management for BlackRock's
                                             U.S. Retail Group from 2007 to 2009; Product
                                             Manager of Raymond James & Associates from
                                             2003 to 2006.

Brendan Kyne       Vice         2009 to      Managing Director of BlackRock, Inc. since 2010;   169 RICs        None
1977               President    present      Director of BlackRock, Inc. from 2008 to 2009;     consisting of
                                             Head of Product Development and Management         298 Portfolios
                                             for BlackRock's U.S. Retail Group since 2009, co-
                                             head thereof from 2007 to 2009; Vice President of
                                             BlackRock, Inc. from 2005 to 2008.

Simon Mendelson    Vice         2009 to      Managing Director of BlackRock, Inc. since 2005;   24 RICs         None
1964               President    present      Chief Operating Officer and head of the Global     consisting of
                                             Client Group for BlackRock's Global Cash           73 Portfolios
                                             Management Business since 2007; Head of
                                             BlackRock's Strategy and Development Group
                                             from 2005 to 2007.

Brian Schmidt      Vice         2009 to      Managing Director of BlackRock, Inc. since 2004;   70 RICs         None
1958               President    present      Various positions with U.S. Trust Company from     consisting of
                                             1991 to 2003: Director from 2001 to 2003,          201 Portfolios
                                             Senior Vice President from 1998 to 2003; Vice
                                             President, Chief Financial Officer and Treasurer
                                             of Excelsior Funds, Inc., Excelsior Tax-Exempt
                                             Funds, Inc. and Excelsior Funds Trust from 2001
                                             to 2003.

                                                                                                NUMBER OF
                                                                                                BLACKROCK-
                                                                                                ADVISED
                                                                                                REGISTERED
                                                                                                INVESTMENT
                                                                                                COMPANIES
                                                                                                ("RICS"
                                                                                                CONSISTING OF
                                                                                                INVESTMENT
                   POSITION(S)                                                                  PORTFOLIOS
NAME AND           HELD WITH    LENGTH OF                 PRINCIPAL OCCUPATION(S)               ("PORTFOLIOS")  PUBLIC
YEAR OF BIRTH      THE TRUST    TIME SERVED               DURING PAST FIVE YEARS                OVERSEEN        DIRECTORSHIPS
-------------      ------------ -----------  -------------------------------------------------- --------------- -------------

Christopher        Vice         2009 to      Managing Director of BlackRock, Inc. since 2006;   24 RICs         None
Stavrakos, CFA     President    present      Co-head of BlackRock's Cash Management             consisting of
1959                                         Portfolio Management Group since 2006; Senior      73 Portfolios
                                             Vice President, CIO, and Director of Liability
                                             Management for the Securities Lending Group at
                                             Mellon Bank from 1999 to 2006.

Neal J. Andrews    Chief        2009 to      Managing Director of BlackRock, Inc. since 2006;   169 RICs        None
1966               Financial    present      Senior Vice President and Line of Business Head    consisting of
                   Officer and               of Fund Accounting and Administration at PNC       298 Portfolios
                   Assistant                 Global Investment Servicing (U.S.) Inc. from 1992
                   Treasurer                 to 2006.

Jay M. Fife        Treasurer    2009 to      Managing Director of BlackRock, Inc. since 2007    169 RICs        None
1970                            present      and Director in 2006; Assistant Treasurer of the   consisting of
                                             Merrill Lynch Investment Managers, L.P.            298 Portfolios
                                             ("MLIM") and Fund Asset Management, L.P.
                                             advised funds from 2005 to 2006; Director of
                                             MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan  Chief        2009 to      Chief Compliance Officer of the BlackRock-         169 RICs        None
1959               Compliance   present      advised funds since 2007; Managing Director and    consisting of
                   Officer and               Senior Counsel of BlackRock, Inc. since 2005.      298 Portfolios
                   Anti-Money
                   Laundering
                   Compliance
                   Officer

Howard B. Surloff  Secretary    2009 to      Managing Director and General Counsel of U.S.      169 RICs        None
1965                            present      Funds at BlackRock, Inc. since 2006; General       consisting of
                                             Counsel (U.S.) of Goldman Sachs Asset              298 Portfolios
                                             Management, L.P. from 1993 to 2006.

-------------
/1/ Officers of the Trust serve at the pleasure of the Board of Trustees.

SHARE OWNERSHIP INFORMATION. Information relating to each Trustee's share ownership in the Funds and in all BlackRock-advised Funds that are overseen by the respective Trustee ("Supervised Funds") as of December 31, 2009 is set forth in the chart below:

                                 DOLLAR RANGE OF EQUITY SECURITIES
-                        ------------------------------------------------- -
                                                                              AGGREGATE
                                                                             DOLLAR RANGE
                          BLACKROCK    BLACKROCK    BLACKROCK   BLACKROCK   OF SECURITIES
                         CASH FUNDS:  CASH FUNDS:  CASH FUNDS: CASH FUNDS:      IN THE
 INTERESTED TRUSTEES     GOVERNMENT  INSTITUTIONAL    PRIME     TREASURY   SUPERVISED FUNDS
 -------------------     ----------  -------------    -----     --------   ----------------

 Richard S. Davis           None         None         None        None      over $100,000

 Henry Gabbay               None         None         None        None      over $100,000

                                 DOLLAR RANGE OF EQUITY SECURITIES
                         -------------------------------------------------
                                                                              AGGREGATE
                                                                             DOLLAR RANGE
                          BLACKROCK    BLACKROCK    BLACKROCK   BLACKROCK   OF SECURITIES
                         CASH FUNDS:  CASH FUNDS:  CASH FUNDS: CASH FUNDS:      IN THE
 INDEPENDENT TRUSTEES    GOVERNMENT  INSTITUTIONAL    PRIME     TREASURY   SUPERVISED FUNDS
 --------------------    ----------  -------------    -----     --------   ----------------

 David O. Beim              None         None         None        None      over $100,000

 Ronald W. Forbes           None         None         None        None      over $100,000

 Dr. Matina S. Horner       None         None         None        None      over $100,000

 Rodney D. Johnson          None         None         None        None      over $100,000

 Herbert I. London          None         None         None        None     $50,001-$100,000

 Cynthia A. Montgomery      None         None         None        None      over $100,000

                                DOLLAR RANGE OF EQUITY SECURITIES
                        -------------------------------------------------
                                                                             AGGREGATE
                                                                            DOLLAR RANGE
                         BLACKROCK    BLACKROCK    BLACKROCK   BLACKROCK   OF SECURITIES
                        CASH FUNDS:  CASH FUNDS:  CASH FUNDS: CASH FUNDS:      IN THE
INDEPENDENT TRUSTEES    GOVERNMENT  INSTITUTIONAL    PRIME     TREASURY   SUPERVISED FUNDS
--------------------    ----------  -------------    -----     --------   ----------------

 Joseph P. Platt, Jr.      None         None         None        None      over $100,000

 Robert C. Robb, Jr.       None         None         None        None      over $100,000

 Toby Rosenblatt           None         None         None        None      over $100,000

 Kenneth L. Urish          None         None         None        None     $50,001-$100,000

 Frederick W. Winter       None         None         None        None      over $100,000

OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of March 31, 2010, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of March 31, 2010, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of affiliates of the Investment Adviser.

COMPENSATION OF TRUSTEES. Each current Trustee who is an Independent Trustee is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Trust and MIP, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance Committees and Performance Oversight Committees and the Vice-Chair of the Performance Oversight Committees are each paid an additional annual retainer of $25,000. The Chair of the Product Pricing Committee, who oversees funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes.

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Trust and MIP, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay's compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Trust and MIP) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board or any other BlackRock-advised Fund may modify the board members' compensation from time to time depending on market conditions and Mr. Gabbay's compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, the Trust paid each Independent Trustee then in office the Trust's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee;

(iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust's allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee was paid the Trust's allocable share of an annual fee of $5,000. The Lead Independent Trustee was paid the Trust's allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees of the Trust listed below resigned (each, a "Previous Trustee"). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2009. Compensation is not shown for the New Trustees because they did not serve as Trustees of the Trust until December 1, 2009, and the New Trustees did not receive compensation from the Trust in 2009.

COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009
--------------------------------------------------------
                                                                            TOTAL
                                                            AGGREGATE    COMPENSATION
                                                           COMPENSATION   FROM FUND
              NAME OF INTERESTED TRUSTEE                  FROM THE TRUST COMPLEX/(1)/
              --------------------------                  -------------- ------------

               Lee T. Kranefuss                                $0             $0

               H. Michael Williams                             $0             $0

                                                                            TOTAL
                                                            AGGREGATE    COMPENSATION
                                                           COMPENSATION   FROM FUND
             NAME OF INDEPENDENT TRUSTEES                 FROM THE TRUST COMPLEX/(1)/
             ----------------------------                 -------------- ------------

               Mary G. F. Bitterman/(2)/                     $78,394       $157,000

               A. John Gambs/(3)/                            $72,310       $157,500

               Hayne E. Leland                               $60,640       $132,000

               Jeffrey M. Lyons                              $67,078       $146,000

               Wendy Paskin-Jordan                           $64,552       $140,500

               Leo Soong/(4)/                                $72,584       $158,000

-------------
/(1)/ Includes compensation for serving on the Board of Trustees of MIP. /(2) /Previously the Nominating and Governance Committee Chair.
/(3)/ Previously the Audit Committee Chair.
/(4)/ Previously the Lead Independent Trustee.

MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Master Portfolio of MIP. The Trust's Board of Trustees believes that under normal circumstances, none of the Funds or their shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor redeems its interests from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses over a larger asset base) that the Trust's Board of Trustees believes may be available through a Fund's investment in such Master Portfolio may not be fully achieved. In addition, although unlikely, the master/feeder structure may give rise to accounting or operational difficulties.

The fundamental policies of each Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, a Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other

Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolios that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, a Fund may elect to change its objective or policies to correspond to those of the related Master Portfolio. Each Fund may redeem its interests from its Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders, for this or any other reason. Prior to such redemption, the Trust's Board of Trustees would consider alternatives, including whether to seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its investment objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

CODES OF ETHICS. The Trust, BFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS. The Board of Trustees of MIP has delegated the voting of proxies for each Master Portfolio's securities to BFA pursuant to MIP's proxy voting guidelines. Under these guidelines, BFA will vote proxies related to the securities held by each Master Portfolio in the best interests of the Master Portfolio and its stockholders. From time to time, a vote may present a conflict between the interests of the Master Portfolio's stockholders, on the one hand, and those of BFA, or any affiliated person of MIP or BFA, on the other. In such event, provided that Blackrock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BFA's clients. If BFA determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock's Portfolio Management Group and/or BlackRock's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of MIP's Proxy Voting Policies is attached as Appendix A.

Information on how a Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

SHAREHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to BlackRock Funds III Board of Trustees, c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

POTENTIAL CONFLICTS OF INTEREST. The Bank of America Corporation ("BAC"), through its subsidiary Merrill Lynch & Co., Inc. ("Merrill Lynch"), Barclays PLC ("Barclays"), and The PNC Financial Services Group, Inc. ("PNC"), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Trust's investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities") (BAC Entities and Barclays Entities, collectively, the "BAC/Barclays Entities"), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than those of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund's creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays

Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Proxy Voting Policies of the Master Portfolios."

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its management fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Determination of Net Asset Value" in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Trust's Board of Trustees. When determining an asset's "fair value," BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Trust, SEI and BFA each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or a Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock's policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) or BAC/Barclays Entities for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to equitably allocate limited investment opportunities among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock's intended strategy with respect to such security or asset.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as authorized participants in the creation and redemption of ETFs, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such ETFs, which could render them statutory underwriters.

The custody arrangement described in "Investment Adviser and Other Service Providers" may lead to potential conflicts of interest with BFA where BFA has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund's actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BFA would be required to make to the Fund. This could be viewed as having the potential to provide BFA an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BFA might otherwise reimburse. However, portfolio managers of BFA do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Control Persons and Principal Holders of Securities

As of March 31, 2010, the shareholders below were known by the Trust to own 5% or more of the outstanding shares of the specified Fund's outstanding SL Agency Shares, as the case may be, in the listed capacity.

                                                         PERCENTAGE
                                  NAME AND ADDRESS OF    OF SHARE    NATURE OF
          NAME OF FUND                SHAREHOLDER          CLASS     OWNERSHIP
          ------------                -----------          -----     ---------

 BlackRock Cash Funds: Prime SL  State Street Bank and
 Agency Shares                       Trust Company
                                 f/b/o iShares Barclays
                                 Capital Aggregate Bond
                                          Fund
                                  200 Clarendon Street
                                    Boston, MA 02116        39%       Record

                                       BlackRock
                                  Institutional Trust
                                     Company, N.A.
                                   400 Howard Street
                                 San Francisco, CA 94105    52%       Record

 BlackRock Cash Funds:                 BlackRock
 Institutional SL Agency Shares   Institutional Trust
                                     Company, N.A.
                                   400 Howard Street
                                 San Francisco, CA 94105    97%       Record

 BlackRock Cash Funds:
 Government

 BlackRock Cash Funds: Treasury  State Street Bank and
 SL Agency Shares                    Trust Company
                                  200 Clarendon Street
                                    Boston, MA 02116        99%       Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

As of March 31, 2010, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER. The Funds are feeder funds in a master/feeder structure. As a result each Fund invests all of its assets in a related Master Portfolio of MIP. The Master Portfolios have retained BFA as the investment adviser to manage their assets.

ADVISORY FEES. BFA is entitled to receive monthly fees at the annual rate of 0.10% of each Master Portfolio's average daily net assets. From time to time, BFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of each Master Portfolio and, accordingly, have a favorable impact on its performance. BFA has contractually agreed to waive a portion of its management fees and accept payment at an annual rate of 0.07% from May 1, 2006 through close of business on November 30, 2011 with respect to each Master Portfolio. Pursuant to the advisory contract between BFA and MIP on behalf of the Master Portfolios ("Advisory Contract"), BFA furnishes MIP's Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.

The applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

For the fiscal years shown below, the related Master Portfolio of each Fund paid, with respect to the Funds, the following management fees to BFA, net of waivers and/or offsetting credits:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
               FUND                     12/31/2007        12/31/2008        12/31/2009
               ----                     ----------        ----------        ----------

BlackRock Cash Funds: Prime             $6,437,462        $7,351,730        $9,745,383

BlackRock Cash Funds: Institutional     $4,501,600        $2,987,792        $16,321,027

BlackRock Cash Funds: Government         $80,695           $338,656          $362,946

BlackRock Cash Funds: Treasury          ($12,949)          $105,393         $1,218,613

For the fiscal years shown below, BFA waived the following management fees with respect to the Funds:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
               FUND                     12/31/2007        12/31/2008        12/31/2009
               ----                     ----------        ----------        ----------

BlackRock Cash Funds: Prime             $3,165,643        $5,840,665        $4,271,088

BlackRock Cash Funds: Institutional     $1,952,742        $1,738,528        $7,143,778

BlackRock Cash Funds: Government         $45,410           $385,042          $423,221

BlackRock Cash Funds: Treasury           $153,279          $455,287         $1,502,333

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP, and the independent registered public accounting firm that provides audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the period from January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit for MIP Independent Expenses against management fees paid by the Master Portfolios in which the Funds invest:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
               FUND                     12/31/2007        12/31/2008        12/31/2009
               ----                     ----------        ----------        ----------

BlackRock Cash Funds: Prime              $110,458          $142,232          $210,009

BlackRock Cash Funds: Institutional      $54,913           $68,692           $305,702

BlackRock Cash Funds: Government         $25,260           $14,818           $24,361

BlackRock Cash Funds: Treasury           $25,470           $14,890           $39,602

ADMINISTRATOR. The Trust has engaged BTC to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BTC and its affiliates provide as administration services, among other things: supervision of the administrative operation of the Trust and the Funds, provision of management reporting and treasury administration services, financial reporting, legal and tax services, and preparation of proxy statements and shareholder reports for the Funds. BTC and its affiliates also furnish office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by BFA. BTC and its affiliates also pay the compensation of the Trust's Trustees who are not Independent Trustees and of officers and employees who are affiliated with the Trust. For providing such services, BTC is entitled to a monthly fee at an annual rate of 0.02% of each Fund's average daily net assets for SL Agency Shares. BTC has contracted with State Street to provide certain sub-administration services to the Funds. BTC, not the Funds, is responsible for providing compensation to State Street for such services.

In addition, BTC has agreed to bear all costs of the Funds' and the Trust's operations, including, in the case of each Fund's Institutional Shares and BlackRock Cash Funds: Institutional -- Aon Captives Shares, shareholder servicing fees of up to 0.05%, in the case of each Fund's Capital Shares, shareholder servicing fees of up to 0.07%, in the case of each Fund's Premium Shares, shareholder servicing fees of up to 0.10%, in the case of each Fund's Select Shares, shareholder servicing fees of up to 0.15%, and, in the case of each Fund's Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.13%, but not including brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust's Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. SL Agency Shares are not subject to shareholder servicing fees.

BTC is not entitled to compensation for providing administration services to a Master Portfolio for so long as BTC is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in the Master Portfolio, or BTC or an affiliate receives management fees from the Master Portfolio. Each Fund having multiple classes allocates all expenses of the Master Portfolio, including the Master Portfolio's management fee, to each share class in proportion to the aggregate net asset value of such class as compared to all classes of the Fund in accordance with the Fund's multi-class plan under Rule 18f-3 under the 1940 Act.

For the fiscal years shown below, the Funds paid the following administration fees to BTC, net of waivers and/or offsetting credits:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
               FUND                     12/31/2007        12/31/2008        12/31/2009
               ----                     ----------        ----------        ----------

BlackRock Cash Funds: Prime             $5,744,756        $8,347,734        $7,214,293

BlackRock Cash Funds: Institutional     $3,486,851        $3,284,691        $6,511,988

BlackRock Cash Funds: Government         $128,229          $339,160          $182,842

BlackRock Cash Funds: Treasury           $60,324           $137,759          $532,403

For the fiscal years shown below, BTC waived the following administration fees with respect to the Funds:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
               FUND                     12/31/2007        12/31/2008        12/31/2009
               ----                     ----------        ----------        ----------

BlackRock Cash Funds: Prime              $ 99,502          $262,311          $149,955

BlackRock Cash Funds: Institutional      $975,803          $ 9,735           $ 47,541

BlackRock Cash Funds: Government         $ 5,123           $ 71,481          $147,384

BlackRock Cash Funds: Treasury           $ 37,194          $201,343          $363,471

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust, and the independent registered public accounting firm that provides audit services in connection with the Funds (collectively referred to as the "Independent Expenses") are paid directly by the Funds. For the period from January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Funds for such Independent Expenses.

For the fiscal years shown below, BTC provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the Funds:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
               FUND                     12/31/2007        12/31/2008        12/31/2009
               ----                     ----------        ----------        ----------

BlackRock Cash Funds: Prime              $103,690          $151,738          $209,334

BlackRock Cash Funds: Institutional      $82,919           $60,278           $322,337

BlackRock Cash Funds: Government         $18,099           $13,706           $22,996

BlackRock Cash Funds: Treasury           $18,303           $13,953           $39,037

DISTRIBUTOR. SEI is the distributor for the Funds' shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing.

SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). BTC presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities. In addition, SEI provides certain compliance related, sales related and other services for the Funds pursuant to a Service Standards Agreement with BTC, and BTC compensates SEI for these services.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled "Administrator," BTC pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust's Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BTC or the Funds' other service providers. SL Agency Shares are not subject to shareholder servicing fees.

For the fiscal years shown below, BTC paid shareholder servicing fees on behalf of the Funds in the following amounts:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
               FUND                     12/31/2007        12/31/2008        12/31/2009
               ----                     ----------        ----------        ----------

BlackRock Cash Funds: Prime             $1,673,484        $2,934,362        $2,982,157

BlackRock Cash Funds: Institutional     $1,614,028        $1,004,246        $1,029,863

BlackRock Cash Funds: Government         $88,618           $71,378           $51,666

BlackRock Cash Funds: Treasury           $37,357           $35,232           $110,867

Payments to Shareholder Servicing Agents may create potential conflicts of interest between potential investors and a Shareholder Servicing Agent that determines which investment options it will service and/or make available to those investors.

CUSTODIAN. State Street has been retained to act as custodian for the Funds and the Master Portfolios and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds and the Master Portfolios; receives and delivers all assets for each Fund and each Master Portfolio upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Funds and the Master Portfolios. State Street is not entitled to compensation for providing custody services to each Fund and each Master Portfolio pursuant to the Custody Agreement so long as it receives compensation from BTC for providing sub-administration services to the Trust, on behalf of the Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT. State Street has also been retained to act as the transfer and dividend disbursing agent for the Funds and the Master Portfolios. For its services as transfer and dividend disbursing agent to the Funds and the Master Portfolios, State Street is paid fees based on the Funds' and the Master Portfolios' net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BTC has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Trust, MIP and BFA.

DETERMINATION OF NET ASSET VALUE

The Master Portfolios use the amortized cost method to determine the value of their respective securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method results in a lower value of each Fund's portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from making an investment in the Funds using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value their portfolios using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days (about 13 months) or less, and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed.

However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable-rate and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value per share as determined by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, such action may include redeeming shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

TERMS OF PURCHASE AND REDEMPTION. The Funds are generally open Monday through Friday and are closed on weekends and are generally closed on all other days that the Fedwire Funds Service (the "Fedwire") is closed or the primary markets for the Master Portfolios' portfolio securities (i.e., the bond markets) are closed. BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on any day the Funds are open (a "Business Day") prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day. BlackRock Cash Funds:
Government and BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern time) on such Business Day. The holidays on which both the Fedwire and the primary markets for the Master Portfolios' portfolio securities are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds are also closed on Good Friday. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Fund. An investor's investment in the Funds and/or other investment vehicles managed or maintained by BFA or its affiliates may be aggregated when determining whether an investor meets a minimum investment amount. The minimum initial investment amounts for the classes of the Funds may be reduced or waived by BFA. On any day a Fund closes early, purchase and redemption orders received after the Funds' closing time will be executed on the next business day. In addition, the Funds reserve the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC and applicable law.

IN-KIND PURCHASES. Payment for shares of the Funds may, at the discretion of BFA, be made in the form of securities that are permissible investments for the Funds and must meet the investment objectives, policies and limitations of the Funds as described in their Prospectus. In connection with an in-kind securities payment, the Funds may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Funds or the Master Portfolios; (ii) are accompanied by satisfactory assurance that the Funds will have good and marketable title to such securities received by them; (iii) are not subject to any restrictions upon resale by the Funds; (iv) be in proper form for transfer to the Funds; and
(v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Funds engaged in the in-kind purchase transaction and must be delivered to such Fund or Funds by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. A Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

SUSPENSION OF REDEMPTION RIGHTS OR PAYMENT OF REDEMPTION PROCEEDS. The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, each Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when (i) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit.

DECLARATION OF TRUST PROVISIONS REGARDING REDEMPTIONS AT OPTION OF TRUST. As provided in the Trust's Declaration of Trust, the Trustees may require shareholders to redeem shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to such shareholder.

PORTFOLIO TRANSACTIONS

Since the Funds invest all of their assets in portfolios of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

GENERAL. Subject to policies established by the Board of Trustees, BFA is primarily responsible for the execution of a Master Portfolio's portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. The following disclosure provides some more detail regarding the Master Portfolio's practices regarding Portfolio Transactions. Depending on its investment objective, a Master Portfolio may not engage in some of the transactions described below.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

A Master Portfolio's purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio with respect to the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

Each Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund and interests of the Master Portfolios are redeemable on a daily basis in U.S. dollars, each Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Master Portfolio's portfolio strategies.

Each Master Portfolio may invest in certain securities traded in the over-the-counter ("OTC") market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Master Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC and the policies or investment objectives of the Fund and Master Portfolio. As a result, the portfolio turnover rates of a Master Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Master Portfolio's net asset values or net income.

A Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Funds consist of securities with relatively short-term maturities, the Funds expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Funds since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses or excessive transaction costs.

SECURITIES OF REGULAR BROKER-DEALERS. As of December 31, 2009, none of the Master Portfolios owned securities of their "regular brokers or dealers" (as defined in the 1940 Act) or their parents, except as disclosed below:

                                      REGULAR BROKER-DEALER OR
 MASTER PORTFOLIO                     PARENT                         AMOUNT
 ----------------                     ------                         ------

 Money Market Master Portfolio        UBS AG                       $60,000,000

 Prime Money Market Master Portfolio  UBS AG                       $30,000,000

DISTRIBUTIONS AND TAXES

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Account Information--Taxes." The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Internal Revenue Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of a trust. Furthermore, each Fund separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the Internal Revenue Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in Section 851(h) of the Internal Revenue Code. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the Internal Revenue Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to U.S. federal income tax on the investment company taxable income and "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it was declared. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Internal Revenue Code or fails to meet the distribution requirements described above, the Fund would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

EXCISE TAX. A 4% non-deductible excise tax will be imposed on each Fund to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year,
(ii) at least 98% of its net capital gain income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) for the 12 month period ending on October 31, and (iii) all of its ordinary income and net capital gain income from previous years that was not distributed or subject to tax during such years. Each Fund intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

CAPITAL LOSS CARRY-FORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect. As of December 31, 2009, the Funds had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated:

                                                      EXPIRING
                FUND                                 12/31/2016
                ----                                 ----------

                BlackRock Cash Funds: Prime          $4,310,000

                BlackRock Cash Funds: Institutional      --

                BlackRock Cash Funds: Government         --

                BlackRock Cash Funds: Treasury           --

INVESTMENT THROUGH THE MASTER PORTFOLIOS. The Funds seek to continue to qualify as regulated investment companies by investing their assets through the Master Portfolios. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in a Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., "passed-through" to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Internal Revenue Code and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as the Funds) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF FUND INVESTMENTS. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses. If the Fund has held the disposed securities for more than one year at the time of disposition, such gains and losses generally are treated as long-term capital gains or losses.

If a Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, usually at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property:
(i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated PRO RATA to distributions made throughout the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must generally be reported on each Fund shareholder's U.S. federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each Fund has sufficient earnings and profits, distributions from investment company taxable income are taxable as ordinary income. Since each Fund's income is derived from sources that do not pay "qualified dividend income," as defined in Section 1(h)(11)(B) of the Internal Revenue Code, distributions from investment company taxable income of the Funds generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

Distributions designated by a Fund as a "capital gain dividend", if any, will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of a Fund's taxable year. Normally the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Distributions from each Fund paid to corporate shareholders are not expected to qualify for the dividends-received deductions generally available to corporate taxpayers. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Ginnie Mae or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

SALES OF FUND SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. As long as the Funds maintain a constant net asset value of $1.00 per share, generally no gain or loss should be recognized upon the sale of Fund shares. If a shareholder recognizes gain or loss on the sale of Fund shares, this gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale. If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

FOREIGN TAXES. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a PRO RATA basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the Funds expects to qualify for this election.

FEDERAL INCOME TAX RATES. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) capital gain dividends is

15%; and (iii) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends and long-term capital gains may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, capital gain dividends, and long-term capital gains generally is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

BACK-UP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("back-up withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder's social security or other "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to back-up withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to back-up withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase for taxable years beginning after December 31, 2010.

TAX-DEFERRED PLANS. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans, Savings Incentive Match Plans for Employees, Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

FOREIGN SHAREHOLDERS. With respect to taxable years of a Fund beginning before January 1, 2010, certain distributions, if designated by a Fund as "interest-related dividends," that are generally attributable to the Fund's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). If applicable, each Fund may choose to designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a Fund, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2010, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or
(iii) with respect to taxable years of a Fund beginning before January 1, 2010, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are "effectively connected" with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not "effectively connected" for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income withholding tax at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were "effectively connected" with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a Fund may choose to designate as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to the Fund's net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will be deemed to be property situated in the United States and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying before January 1, 2010, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares are not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that are "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bear to the total assets of the Fund. In general, no U.S. federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

RECENTLY ENACTED LEGISLATION. Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Internal Revenue Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 11 separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund's fundamental investment policies.

VOTING. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and
(ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of that Fund. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's investment objective or policies on a Fund, as an interestholder in the Master Portfolio, or the Fund's shareholders, see "Description of the Funds and their Investments and Risks -- Master/Feeder Structure."

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS. Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will follow its voting procedures, as described in "Voting."

ADDITIONAL INFORMATION ON THE FUNDS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-800-768-2836 (toll-free).

The registration statement, including the Prospectus, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectus, this SAI and in the Trust's official sales literature in connection with the offer of the Trust's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2009 for each Fund and related Master Portfolio are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on March 10, 2010. The annual report, which contains the referenced audited financial statements, is available upon request and without charge.

                                  APPENDIX A

                             PROXY VOTING POLICIES

                        For The BlackRock-Advised Funds

                                December, 2009

                               TABLE OF CONTENTS

                                                        PAGE
                                                        ----

                    I. INTRODUCTION.................... A-3

                    II. PROXY VOTING POLICIES.......... A-4

                    A. Boards of Directors............. A-4

                    B. Auditors........................ A-4

                    C. Compensation and Benefits....... A-4

                    D. Capital Structure............... A-4

                    E. Corporate Charter and By-Laws... A-4

                    F. Environmental and Social Issues. A-4

                    IV. REPORTS TO THE BOARD........... A-5

I INTRODUCTION

The Trustees/Directors ("Directors") of the BlackRock-Advised Funds (the "Funds") have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers ("BlackRock"), the investment adviser to the Funds, as part of BlackRock's authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds' shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock's Corporate Governance Committee (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock's proxy voting guidelines. BlackRock's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BlackRock or BlackRock's affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A. BOARDS OF DIRECTORS

The Funds generally support the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee's history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation's choice of auditor, in individual cases, consideration may be given to an auditors' history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company's board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BlackRock or BlackRock's affiliates, from having undue influence on BlackRock's proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

SAI-BR3-CFSLA-0510